Semi-Annual Report


November 30, 2001                       U.S. Equity Funds
Classes A, B, C, M and T                Pilgrim MagnaCap
                                        Pilgrim Growth and Income
                                        Pilgrim Research Enhanced Index
                                        Pilgrim Tax Efficient Equity
                                        Pilgrim Growth Opportunities
                                        Pilgrim LargeCap Growth
                                        Pilgrim MidCap Opportunities
                                        Pilgrim MidCap Growth
                                        Pilgrim Growth + Value
                                        Pilgrim SmallCap Opportunities
                                        Pilgrim SmallCap Growth
                                        Pilgrim Financial Services
                                        Pilgrim Internet

                                        Equity & Income Funds
                                        Pilgrim Balanced
                                        Pilgrim Convertible


                               [GRAPHIC OF GLOBE]


                                                             [LOGO] ING PILGRIM]
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                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

               Letter to Shareholders ....................    1
               Portfolio Managers' Reports:
                 U.S. Equity Funds .......................    2
                 Equity & Income Funds ...................   28
               Index Descriptions ........................   32
               Statements of Assets and Liabilities ......   34
               Statements of Operations ..................   40
               Statements of Changes in Net Assets .......   43
               Financial Highlights ......................   51
               Notes to Financial Statements .............   66
               Portfolios of Investments .................   88
               Shareholder Meetings ......................  122

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholders:

We are pleased to present the November 30, 2001 Semi-Annual Report for the Pilgrim Funds.

In February 2001, ING Pilgrim Group, Inc. and ING Pilgrim Investments, Inc. became ING Pilgrim Group, LLC and ING Pilgrim Investments, LLC, respectively. Our fund family now has many funds of varying types which provide core investment choices for the serious investor. There are fifteen Funds included in this Semi-Annual Report.

On March 1, 2002, several name changes are scheduled to take place with the Pilgrim Funds to reflect our new association with the Aetna Funds under ING Group. The integrated fund family will be called ING Funds. You will receive further communications regarding these changes as they become effective. Effective March 4, 2002, we anticipate that Pilgrim Funds investors will have access to and exchangeability with the Aetna Funds, providing you an even wider array of investment options to help you meet your financial goals.

At ING Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. ING Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.(SM)

Sincerely,

ING Pilgrim Group, LLC
January 15, 2002

PILGRIM MAGNACAP FUND                                 Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Thomas Jackson, Senior Vice President and Senior Portfolio Manager; Howard N. Kornblue, Senior Vice President and Senior Portfolio Manager serves as Auxiliary Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Pilgrim MagnaCap Fund (the "Fund") seeks growth of capital, with dividend income as a secondary consideration. As a disciplined investment philosophy fund, it invests in a very select group of companies that have been able to sustain growth over a 10-year period. In selecting portfolio securities, companies are generally assessed with reference to the following criteria:

* A company must pay or had the financial capability from its operations to pay a dividend in 8 out of the last 10 years.

* A company must have increased its dividend or had the financial capability from its operations to have increased its dividend at least 100% over the past 10 years.

*    Dividend payout must be less than 65% of current earnings.

* Long-term debt should be no more than 25% of the company's total capitalization, or a company's bonds must be rated at least A- or A-3*.

* The current price should be in the lower half of the stock's price/earnings ratio range for the past ten years, or the ratio of the share price to its anticipated future earnings must be an attractive value in relation to the average for its industry peer group or that of the S&P 500 Composite Stock Price Index.

Market Overview: The U.S. stock market declined significantly in the last six months with the S&P 500 Index down 8.66%. The market was down considerably more through September 21st, and has rebounded substantially since then. Slowing economic activity, the worst corporate profit performance in decades, and the September 11th terrorist attack all weighed on equity prices. These negatives have been offset to some degree by unprecedented ease by the Federal Reserve, a federal tax cut with the prospect of more fiscal ease to come, significantly declining oil prices (which are the equivalent of a tax cut for the American consumer funded by OPEC), declining inflation and interest rates and, at the September lows at least, an undervalued stock market. While the world economy is still mired in a recession, recent data releases provide some hope that the worst may be behind us.

Over the last six months there was no large performance advantage to either growth stocks or value stocks. Similarly, size of market capitalization was not a large performance differentiator during this period.

Performance: For the six months ended November 30, 2001, the Fund's Class A shares, excluding sales charges, declined 8.94% compared to an 8.66% decline in the S&P 500 Index.

Portfolio Specifics: The Fund has been significantly rebalanced since mid-year. Many holdings with premium valuations to the market were sold. Purchases were concentrated on large companies with investment grade* balance sheets that had the ability to have grown their dividends historically. A very important criterion in the selection of these investments was that they were selling at valuation discounts to the stock market.

For the last six months, the Fund's performance was helped by its holdings in the Financial Services, Consumer Staples, and Consumer Cyclical sectors and was hurt by its Technology and Energy holdings.

Market Outlook: While the length and depth of the market decline over the last eighteen months has been painful, the good news is that stocks are more reasonably priced than they have been in some time. Given the substantial decline in short term interest rates (which compete with stocks for investor attention and serve as the underpinning for stock valuation), stocks are more attractive than they have been for years. However, stocks have rebounded substantially over the last couple of months in anticipation of an economic rebound, and the critical question is "When and how rapidly will the economy and corporate profits begin to expand again?" The Consumers' financial health and willingness to spend are the critical variables. The consumer savings rate is low by historical measures and consumer debt levels are high, but it should be pointed out that this has been true for some time and consumer spending has held up remarkably well. Whether or not this will impede or shorten the recovery is the question. Most analysts now believe that the economy will be expanding again by mid-2002 at the latest. Given the uncertainties in the outlook, our strategy is to balance the portfolio between two types of companies: 1). Attractively valued companies in market sectors such as Healthcare and Consumer Staples whose business prospects are somewhat insulated from the economy; and 2). Attractively valued companies that will have a leveraged benefit if the economy rebounds strongly. We are particularly fond of companies whose stocks are selling at valuation discounts to the market, but have pricing power in a period when the average company is experiencing pricing pressure. Companies in the Healthcare, Tobacco, and Property and Casualty Insurance industries meet this criterion.

* Credit quality refers to the Fund's underlying investments, not to the stability or saftey of the Fund.

Portfolio Managers' Report                                 PILGRIM MAGNACAP FUND
--------------------------------------------------------------------------------

                          Average Annual Total Returns for the Periods Ended November 30, 2001
                          --------------------------------------------------------------------
                                                            Since Inception   Since Inception
                                                           of Class B and M     of Class C
                          1 Year      5 Year     10 Year        7/17/95            6/1/99
                          ------      ------     -------        -------            ------
Including Sales Charge:
  Class A (1)             -15.74%      6.72%      12.19%            --                --
  Class B (2)             -16.31%      5.98%         --          10.01%               --
  Class C (3)             -13.37%        --          --             --             -4.03%
  Class M (4)             -15.47%      5.68%         --           9.78%               --
Excluding Sales Charge:
  Class A                 -12.05%      6.89%      12.19%            --                --
  Class B                 -12.64%      6.14%         --          10.10%               --
  Class C                 -12.64%        --          --             --             -4.03%
  Class M                 -12.42%      6.43%         --          10.40%               --
S&P 500 Index             -12.22%     10.06%      14.07%         13.62%(5)         -4.02%

Based upon a $10,000 initial investment, the table above illustrates the total return of Pilgrim MagnaCap Fund against the S&P 500 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of the sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Reflects deduction of the maximum Class M sales charge of 3.50%.

(5)  Since inception performance for the index is shown from 8/01/95.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. International investing does pose special risks including currency fluctuation, economical and political risks not found in domestic investments. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings; each investment has a greater effect on the fund's performance.

                 See accompanying index descriptions on page 32.

PILGRIM GROWTH AND INCOME FUND                        Portfolio Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Thomas Jackson, Senior Vice President and Senior Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The principle objective of the Pilgrim Growth and Income Fund (the "Fund") is long-term capital appreciation with income as a secondary objective.

Market Overview: The U.S. stock market declined significantly in the last six months with the S&P 500 Index down 8.66%. The market was down considerably more through September 21st, and has rebounded substantially since then. Slowing economic activity, the worst corporate profit performance in decades, and the September 11th terrorist attack all weighed on equity prices over the last six months. These negatives have been offset to some degree by unprecedented ease by the Federal Reserve, a federal tax cut with the prospect of more fiscal ease to come, significantly declining oil prices (which are the equivalent of a tax cut for the American consumer funded by OPEC), declining inflation and interest rates and, at the September lows at least, an undervalued stock market. While the world economy is still mired in a recession, recent data releases provide some hope that the worst may be behind us.

Over the last six months there was no large advantage to either growth stocks or value stocks. Similarly, size of market capitalization was not a large performance differentiator during this period.

Performance: For the six months ended November 30, 2001, the Fund's Class A shares, excluding sales charges, declined 9.97% compared to an 8.66% decline in the S&P 500 Index.

Portfolio Specifics: For the last six months, the Fund's performance was helped by its holdings in the Communications, Healthcare, Consumer Staples, and Financial Services sectors and was hurt by its Energy and Technology holdings. Almost the entire underperformance relative to the S&P 500 can be attributed to the Fund's holding in Enron Corporation, which we liquidated well above current prices but clearly not soon enough.

Market Outlook: While the length and depth of the market decline over the last eighteen months or so has been painful, the good news is that stocks are more reasonably priced than they have been for some time. Given the substantial decline in interest rates (which compete with stocks for investor attention and serve as the underpinning for stock valuation), stocks are more attractive than they have been for years. However, stocks have rebounded substantially over the last couple of months in anticipation of an economic rebound, and the critical question is: "When and how rapidly will the economy and corporate profits begin to expand again?" The Consumers' financial health and willingness to spend are the critical variables. The consumer savings rate is low by historical measures and consumer debt levels are high, but it should be pointed out that this has been true for some time and consumer spending has held up remarkably well. Whether or not this will impede or shorten the recovery is the question. Most analysts now believe that the economy will be expanding again by mid-2002 at the latest.

Given the uncertainties in the outlook, our current strategy is to balance the portfolio between two types of companies: 1). Attractively valued companies in market sectors such as Healthcare and Consumer Staples whose business prospects are somewhat insulated from the economy; and 2). Attractively valued companies that will have a leveraged benefit if the economy rebounds strongly. We are particularly fond of companies whose stocks are selling at valuation discounts to the market, but have pricing power in a period when the average company is experiencing pricing pressure. Companies in the Healthcare, Tobacco, and Property and Casualty Insurance industries meet this criterion.

Portfolio Manager's Report                        PILGRIM GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                          Average Annual Total Returns for the Periods Ended November 30, 2001
                          --------------------------------------------------------------------
                                                            Since Inception    Since Inception
                                                               of Class B         of Class C
                          1 Year      5 Year     10 Year        8/22/00             9/26/00
                          ------      ------     -------        -------             -------
Including Sales Charge:
  Class A(1)              -18.14%      6.78%      11.65%            --                   --
  Class B(2)              -17.83%        --          --         -22.73%                  --
  Class C(3)              -14.67%        --          --             --               -20.07%
Excluding Sales Charge:
  Class A                 -13.16%      8.05%      12.32%
  Class B                 -13.60%        --          --         -20.64%                  --
  Class C                 -13.83%        --          --             --               -20.07%
S&P 500 Index             -12.22%     10.06%      14.07%        -19.49% (4)          -16.95% (5)

Based on a $10,000 initial investment, the table above illustrates the total return of the Pilgrim Growth and Income Fund against the S&P 500 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 9/1/00.

(5)  Since inception performance for the index is shown from 10/1/00.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller and mid-sized companies may entail greater price volatility than investing in stocks of larger companies. The Fund may also invest in foreign securities. International investing does pose special risks, including currency fluctuations, economic and political risks not found in investments that are solely domestic. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings because each investment has a greater effect on the fund's performance.

                 See accompanying index descriptions on page 32.

PILGRIM RESEARCH
ENHANCED INDEX FUND                                   Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Aeltus Investment Management, Inc., led by Hugh Whelan, Co-Portfolio Manager and Douglas Cote, Co-Portfolio Manager.

Goal: The Pilgrim Research Enhanced Index Fund (the "Fund") seeks capital appreciation by investing primarily in large companies contained in the S&P 500 Index.

Market Overview: For the six-month period ending November 30, 2001, U.S. equity market as measured by the S&P 500 Index posted a negative return. The July - September period produced the worst quarterly returns to U.S. equities since the crash of 1987, but in the context of September 11th, it seems unworthy of the term `bad news'.

Prior to the terrorist attacks on the World Trade Center and the Pentagon, the U.S. economy was already struggling. The consumer, who had been propping up the economy, began to spend less and became less confident as unemployment rose to 5.4% by the end of October. The stock market looked like it was ready to retest it's March-April lows. From June 1st through Sept. 10th, the S&P 500 Index lost 10.5%. But not all news was bleak, manufacturing was actually showing signs that a recovery was underway, inflation remained low, oil prices were declining and both fiscal and monetary policy were in a stimulus mode.

Then the attack on America hit. September 11, 2001 is a day we will never forget. Normal activity in the country came to a standstill as Americans watched in horror while the worst terrorist attack in history claimed thousands of innocent lives. One instant result was to bring almost to a standstill the normal economic life of the nation. A second effect has been to create a sense of vulnerability.

Investors' reactions to the September terrorist attacks focused on concern over their economic consequences, sharp revaluations of effected industries and an overall increase in required risk premiums. The best performing sectors during the period were the Health Care and Consumer Cyclical sectors. The poorest performing sectors were the Utility and Energy sectors.

Performance: For the six months ended November 30, 2001, the Fund's Class A shares, excluding sales charges, declined 9.02% compared to a decline of 8.66% for the S&P 500 Index.

Portfolio Specifics: The Fund underperformed the S&P 500 Index during the period primarily due to the underperformance of the prior manager for this fund. Since the change in management on August 1, 2001, the Fund has outperformed the S&P 500 Index due to effective individual stock selection by the quantitative model we use to manage the Fund. For the period our value factor -- free cashflow to price -- and our price momentum factor were effective. The least effective factors in our model were earnings momentum and earnings estimate trend.

Security selection was particularly effective within the Consumer Staples and Communication Services sectors. Within the Consumer Staples sector, an underweight in Viacom Inc. and an overweight in Philip Morris Cos. added to the Fund's strong relative performance. Within Communication Services sector the Fund benefited from its underweight of Qwest, which performed poorly during the quarter. The Fund's sector allocation detracted from performance, as the Fund was underweight in Technology, which rebounded sharply in the fourth quarter. This was partially offset by the Fund's underweight in the Consumer Cyclical sector, which performed poorly during the period.

Our quantitative research, which focuses on growth reliability, earnings momentum, estimate revisions, price/cash flow and price momentum, is pointing the Fund towards greater weightings in Consumer Cyclicals and Technology, and, towards lower weightings in Energy and Financials. Currently our largest overweight is in the Financial sector; our largest underweight is in the Communication Services sector.

Market Outlook: It now appears very likely that the U.S. economy will experience a recession over the next few quarters. Recent recessions in the U.S. have lasted between 6 to 18 months. U.S. equity markets have historically rebounded well before recessions end. Also, based on a historical analysis of 28 U.S. equity market crises since the fall of France in 1940, U.S. equities have generally posted positive returns of 10% to 12% following the markets' adverse reaction to those crises. The positive response of stocks is attributable to declines in elevated levels of fear and required risk premiums as well as to the delayed effects of stimulative fiscal and monetary policies designed to counter economic weakness. The recent actions of the Federal Reserve and the Federal government are consistent with these historical patterns and we believe argue for positive equity returns in the near future.

                                                                PILGRIM RESEARCH
Portfolio Managers' Report                                   ENHANCED INDEX FUND
--------------------------------------------------------------------------------

                                  Average Annual Total Returns for
                                 the Periods Ended November 30, 2001
                                 -------------------------------
                                                 Since Inception
                                     1 Year          12/30/98
                                     ------          --------
Including Sales Charge:
  Class A (1)                        -17.24%          -5.14%
  Class B (2)                        -17.40%          -4.89%
  Class C (3)                        -13.92%          -3.90%
Excluding Sales Charge:
  Class A                            -12.22%          -3.20%
  Class B                            -13.06%          -3.90%
  Class C                            -13.06%          -3.90%
S&P 500 Index                        -12.22%          -1.35%(4)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim Research Enhanced Index Fund against the S&P 500 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 01/01/99.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities.

                 See accompanying index descriptions on page 32.

PILGRIM TAX EFFICIENT EQUITY FUND                     Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Robert Sandroni, Portfolio Manager; Carl Goldsmith, Portfolio Manager; Marla Ryan, Portfolio Manager, Delta Asset Management, a division of Furman Selz Capital Management, LLC.

Goal: The Pilgrim Tax Efficient Equity Fund (the "Fund") seeks long-term capital appreciation by investing in a diversified portfolio of domestic equities while minimizing the tax consequences for its investors.

Market Overview: The economic data released in November confirmed that the U.S. economy had dipped into a recession in the previous two quarters. The recent negatively-revised third quarter Gross Domestic Product (GDP) of -1.1% highlighted the sluggish demand picture for businesses as they continue to reduce inventories rather than raise production levels. Declines in manufacturing activity were signaled by the contractionary reading of 44.5 in the National Association of Purchasing Managers Index (NAPM) and the eleventh straight decline in Industrial Production Index (IP). These figures demonstrated the very difficult conditions the manufacturing economy has been enduring during the past year.

Fortunately, the consumer side of the economic equation has held up relatively well despite the initial aftermath of the terrorist attacks. The third quarter GDP report showed consumer spending at +1.1%, marking an eight-year low, but still partially offsetting the manufacturing weakness. This lower level of spending was to be expected given the horrific events of September 11th were timed perfectly to coincide with the most important month of consumption within the third quarter. However, since the end of the third quarter, consumers have shown surprising resiliency in the face of uncertain economic times with their interest sensitive purchasing behavior. Rebates and "0%" financing offers pushed monthly auto sales to a record 21 million seasonally adjusted annual rate (SAAR) in October and a nearly 18 million SAAR for November. Similarly, decisive interest rate cuts from the Federal Reserve since September 11th brought mortgage rates even lower and induced another round of refinancing in addition to keeping sales of existing and new homes at healthy levels. These actions occurred despite the backdrop of lower consumer confidence levels and a rising unemployment rate.

Performance: For the six months ended November 30, 2001, the Fund's Class A shares, excluding sales charges, declined 8.25% compared to a 8.66% decline for the S&P 500 Index.

Portfolio Specifics: The Fund has maintained a relatively stable posture in terms of its holdings over the past six months. Certain successful holdings in numerous sectors were re-sized in an effort to reduce overall portfolio risk in the uncertain market environment.

Market Outlook: The equity markets have responded positively to the potential for a 2002 economic recovery, shrugging off the weaker third quarter GDP, higher unemployment and lower consumer confidence levels. We are optimistic about the prospects for an economic recovery in the 2002 timeframe as we see the confluence of several factors that will bolster growth. First, the monetary stimulus of the past twelve months coupled with the willingness to do more on the part of the Federal Reserve augurs well for businesses to increase and for consumers at a minimum to maintain spending. Second, sharply lower oil prices function like a tax cut across the economy for business and consumers alike. Third, the potential remains for a meaningful economic stimulus package from Congress, even though the partisanship debates have resumed. Fourth, the massive liquidation of inventories cannot continue indefinitely as companies will have to begin producing to replenish stocks. (Some economists estimate the restocking will boost GDP by 1.5% in the coming quarters.) However, we remain cognizant of the risks to our forecasts as well. Many forces could derail or delay a recovery including additional terrorist actions or continued corporate cutbacks in employment and spending in response to sluggish demand.

Equity market levels are firmly off their September post-attack lows and seem to be discounting the near certainty of economic recovery. As a result, valuation levels look high, as the earnings prospects have not yet caught up with the recent price moves. Our expectation is that further appreciation may be bounded by the current valuation parameters until companies begin to see more visible signs of demand improvement and earnings estimates can be raised. In this environment, where the shorter-term direction of the equity markets may vary, we will continue to maintain a well-diversified portfolio that focuses on companies that have improving growth characteristics with attractive valuations.

Portfolio Managers' Report                     PILGRIM TAX EFFICIENT EQUITY FUND
--------------------------------------------------------------------------------

                                 Average Annual Total Returns for
                               the Periods Ended November 30, 2001
                               -----------------------------------
                                                 Since Inception
                                    1 Year          12/15/98
                                    ------          --------
Including Sales Charge:
  Class A (1)                       -11.42%           0.10%
  Class B (2)                       -11.34%           0.57%
  Class C (3)                        -7.65%           1.43%
Excluding Sales Charge:
  Class A                            -6.00%           2.12%
  Class B                            -6.68%           1.57%
  Class C                            -6.72%           1.43%
S&P 500 Index                       -12.22%           0.54%(4)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim Tax Efficient Equity Fund against the S&P 500 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 12/01/98.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. The Fund is managed to provide high after-tax returns. Therefore, it may not provide as high a return before tax as other funds, and as a result may not be suitable for investors who are not subject to current income tax. In exchange for higher growth potential, investing in stocks of mid-size and smaller companies may entail greater price volatility than investing in those of large companies.

                 See accompanying index descriptions on page 32.

PILGRIM GROWTH OPPORTUNITIES FUND                     Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Mary Lisanti, Executive Vice-President and Senior Portfolio Manager; Jeff Bernstein, Senior Vice President and Senior Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Pilgrim Growth Opportunities Fund (the "Fund") seeks long-term growth of capital by investing primarily in the common stock of U.S. companies that the Portfolio Manager feels have above average prospects for growth.

Market Overview: The market for U.S. equities -- already struggling with a deteriorating economy and a gloomy corporate profit outlook -- were plunged into turmoil as a result of the attack on American soil on September 11th. Prior to the attack, U.S. unemployment jumped to 4.9% in August, a level not seen in four years. The events of September 11th accelerated the weakening levels of confidence, and September saw the biggest monthly drop in consumer confidence since 1990. Stock markets returned to levels not seen since 1998, and few sectors were spared in the sell off. Unemployment reached 5.4% by the end of October (the highest since 1998), and the markets ultimately capitulated with a sharp, severe sell-off.

However, the markets have proved resilient since the attacks, and the response on all fronts has been swift and effective. The military response has been successful, the Federal Reserve has slashed interest rates, and the federal government has shown a willingness to incur deficits to boost the economy. Equities have rallied since the bottom was reached on September 21, and the gains have been substantial. The energy and transportation sectors were most adversely affected in the downturn, while healthcare, consumer cyclicals, and financials proved to be the most resilient segments of the market.

Since the end of May, U.S. equities incurred substantial losses, although the rebound was significant. While the S&P 500 Index dropped 8.66% over the past six months, it could be looked at in two parts -- a drop of 22.79% through September 21 and a rally of 18.30% thereafter. The Dow Jones Industrials dipped 9.72% for the half-year ended November, but the benchmark closed with a rally of nearly 20%. The Nasdaq Composite Index fell less than the other two large cap benchmarks, but it was far more volatile. The index slipped 8.52% over the period, but this came after a plunge of 32.57% and then a rally of over 35%. Smaller stocks did not perform as poorly over the past semester, as the S&P MidCap 400 Index dropped 6.77%, and the Russell 2000 Index slipped 6.54%.

Performance: For the six months ended November 30, 2001, the Fund's Class A shares, excluding sales charges, fell 23.03%, underperforming the benchmark S&P 500 Index, which dropped 8.66% over the same period.

Portfolio Specifics: The Fund's strategy of investing in growth stocks was hardest hit by the downturn, growth benchmarks severely underperformed value benchmarks during the last six months.

As valuations dropped to levels not seen since 1998, we added to more aggressive themes such as the "Life Sciences Revolution" and the "Ubiquitous Semiconductor" while paring back investments in more defensive sectors such as energy and financials. Among the biggest individual contributors over the past six months were RightChoice Managed Care, Boston Scientific, Gilead Sciences, and Genesis Microchip.

Market Outlook: We have become increasingly optimistic in our outlook for U.S. equities, as the market appears to have had its capitulation. As stocks fell all the way back to levels last seen in 1998, valuations became increasingly compelling, and the market had already priced in a sharp recession. However, for the first time since the 1980's we have had both fiscal and monetary stimulus working together to pump the economy. The successful military campaign has given a boost to confidence levels, and inventories remain quite low -- setting up a potential sharp snap-back in growth.

Our strategy looking into 2002 is to focus on companies that have strong operating leverage, the potential for strong earnings growth, and an attractive valuation. We have spent a substantial amount of time analyzing turnaround stories, as these companies offer the potential for greater appreciation given the additional focus on their business above and beyond the cyclical recovery. After one of the longest and deepest bear markets since the early 1970's, we feel that there are opportunities for significant capital appreciation in the U.S. equity market. However, every recovery creates a new set of winners and losers, and this recovery will be no different. We feel that the advantage will go to active money managers that are capable of performing independent, in-depth research. Throughout the past year, we have reviewed our investment process in great detail, and we feel that we have the process and the portfolio positioned well as we look into 2002.

Portfolio Managers' Report                     PILGRIM GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                    Average Annual Total Returns for
                                   the Periods Ended November 30, 2001
                            ----------------------------------------------------
                                                               Since Inception
                                                             of Class A, B and C
                            1 Year     5 Year     10 Year          6/5/95
                            ------     ------     -------          ------
Including Sales Charge:
  Class A(1)                -44.05%     4.48%         --            8.57%
  Class B(2)                -43.99%     4.76%         --            8.84%
  Class C(3)                -41.60%     5.03%         --            8.86%
  Class T(4)                -43.37%     5.04%       8.95%             --
Excluding Sales Charge:
  Class A                   -40.64%     5.72%         --            9.56%
  Class B                   -41.04%     5.00%         --            8.84%
  Class C                   -41.01%     5.03%         --            8.86%
  Class T-                  -41.01%     5.04%       8.95%             --
S&P 500 Index               -12.22%    10.06%      14.07%          14.22%(5)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim Growth Opportunities Fund against the S&P 500 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) Reflects deduction of the Class T deferred sales charge of 4% for the 1 year return.

(5)  Since inception performance for the index is shown from 6/1/95.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller and mid-size companies may entail greater price volatility than investing in stocks of larger companies.

                 See accompanying index descriptions on page 32.

PILGRIM LARGECAP GROWTH FUND                          Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Mary Lisanti, Executive Vice-President and Senior Portfolio Manager; Jeff Bernstein, Senior Vice President and Senior Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Pilgrim LargeCap Growth Fund (the "Fund") seeks long-term capital appreciation by investing primarily in stocks from a universe of U.S. companies with market capitalizations corresponding, at the time of purchase, to the upper 90% of the S&P 500 Index.

Market Overview: The market for U.S. equities -- already struggling with a deteriorating economy and a gloomy corporate profit outlook -- were plunged into turmoil as a result of the attack on American soil on September 11th. Prior to the attack, U.S. unemployment jumped to 4.9% in August, a level not seen in four years. The events of September 11th accelerated the weakening levels of confidence, and September saw the biggest monthly drop in consumer confidence since 1990. Stock markets returned to levels not seen since 1998, and few sectors were spared in the sell off. Unemployment reached 5.4% by the end of October (the highest since 1998), and the markets ultimately capitulated with a sharp, severe sell-off.

However, the markets have proved resilient since the attacks, and the response on all fronts has been swift and effective. The military response has been successful, the Federal Reserve has slashed interest rates, and the federal government has shown a willingness to incur deficits to boost the economy. Equities have rallied since the bottom was reached on September 21, and the gains have been substantial. The energy and transportation sectors were most adversely affected in the downturn, while healthcare, consumer cyclicals, and financials proved to be the most resilient segments of the market.

Since the end of May, U.S. equities incurred substantial losses, although the rebound was significant. While the S&P 500 Index dropped 8.66% over the past six months, it could be looked at in two parts -- a drop of 22.79% through September 21 and a rally of 18.30% thereafter. The Dow Jones Industrials dipped 9.72% for the half-year ended November, but the benchmark closed with a rally of nearly 20%. The Nasdaq Composite Index fell less than the other two large cap benchmarks, but it was far more volatile. The index slipped 8.52% over the period, but this came after a plunge of 32.57% and then a rally of over 35%. Smaller stocks did not perform as poorly over the past semester, as the S&P MidCap 400 Index dropped 6.77%, and the Russell 2000 Index slipped 6.54%.

Performance: For the six months ended November 30, 2001, the Fund's Class A shares, excluding sales charges, fell 18.79%, underperforming the benchmark Russell 1000 Growth Index, which dropped 9.19% over the same time period.

Portfolio Specifics: The Fund's strategy of investing in growth stocks was hardest hit by the downturn, as the value benchmarks did not suffer price declines to the extent that the growth benchmarks did.

As valuations dropped to levels not seen since 1998, we added to more aggressive themes such as the "Life Sciences Revolution" and the "Ubiquitous Semiconductor" while we pared back investments in more defensive sectors such as energy and financials. Among the biggest individual contributors over the past six months were Immunex, PeopleSoft, Nokia, and Intel.

Market Outlook: We have become increasingly optimistic in our outlook for U.S. equities, as the market appears to have had its capitulation. As stocks fell all the way back to levels last seen in 1998, valuations became increasingly compelling, and the market had already priced in a sharp recession. However, for the first time since the 1980's we have had both fiscal and monetary stimulus working together to pump the economy. The successful military campaign has given a boost to confidence levels, and inventories remain quite low -- setting up a potential sharp snap-back in growth.

Our strategy looking into 2002 is to focus on companies that have strong operating leverage, the potential for strong earnings growth, and an attractive valuation. We have spent a substantial amount of time analyzing turnaround stories, as these companies offer the potential for greater appreciation given the additional focus on their business above and beyond the cyclical recovery. After one of the longest and deepest bear markets since the early 1970's, we feel that there are opportunities for significant capital appreciation in the U.S. equity market. However, every recovery creates a new set of winners and losers, and this recovery will be no different. We feel that the advantage will go to active money managers that are capable of performing independent, in-depth research. Throughout the past year, we have reviewed our investment process in great detail, and we feel that we have the process and the portfolio positioned well as we look into 2002.

Portfolio Managers' Report                          PILGRIM LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

                                 Average Annual Total Returns for
                                the Periods Ended November 30, 2001
                                -----------------------------------
                                                Since Inception
                                    1 Year          7/21/97
                                    ------          -------
Including Sales Charge:
  Class A (1)                       -41.45%          11.05%
  Class B (2)                       -41.41%          11.49%
  Class C (3)                       -38.92%          11.81%
Excluding Sales Charge:
  Class A                           -38.87%          12.56%
  Class B                           -38.32%          11.80%
  Class C                           -38.31%          11.81%
Russell 1000 Growth Index           -22.80%           3.19%(4)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim LargeCap Growth Fund against the Russell 1000 Growth Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 8/1/97.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings because each investment has a greater effect on the fund's performance.

                 See accompanying index descriptions on page 32.

PILGRIM MIDCAP OPPORTUNITIES FUND                     Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Mary Lisanti, Executive Vice-President and Senior Portfolio Manager; Jeff Bernstein, Senior Vice President and Senior Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Pilgrim MidCap Opportunities Fund (the "Fund") seeks long-term capital appreciation by investing primarily in the common stock of mid-sized U.S. companies that the Portfolio Manager feels have above average prospects for growth.

Market Overview: The market for U.S. equities -- already struggling with a deteriorating economy and a gloomy corporate profit outlook -- were plunged into turmoil as a result of the attack on American soil on September 11th. Prior to the attack, U.S. unemployment jumped to 4.9% in August, a level not seen in four years. The events of September 11th accelerated the weakening levels of confidence, and September saw the biggest monthly drop in consumer confidence since 1990. Stock markets returned to levels not seen since 1998, and few sectors were spared in the sell off. Unemployment reached 5.4% by the end of October (the highest since 1998), and the markets ultimately capitulated with a sharp, severe sell-off.

However, the markets have proved resilient since the attacks, and the response on all fronts has been swift and effective. The military response has been successful, the Federal Reserve has slashed interest rates, and the federal government has shown a willingness to incur deficits to boost the economy. Equities have rallied since the bottom was reached on September 21, and the gains have been substantial. The energy and transportation sectors were most adversely affected in the downturn, while healthcare, consumer cyclicals, and financials proved to be the most resilient segments of the market.

Since the end of May, U.S. equities incurred substantial losses, although the rebound was significant. While the S&P 500 Index dropped 8.66% over the past six months, it could be looked at in two parts -- a drop of 22.79% through September 21 and a rally of 18.30% thereafter. The Dow Jones Industrials dipped 9.72% for the half-year ended November, but the benchmark closed with a rally of nearly 20%. The Nasdaq Composite Index fell less than the other two large cap benchmarks, but it was far more volatile. The index slipped 8.52% over the period, but this came after a plunge of 32.57% and then a rally of over 35%. Smaller stocks did not perform as poorly over the past semester, as the S&P MidCap 400 Index dropped 6.77%, and the Russell 2000 Index slipped 6.54%.

Performance: For the six months ended November 30, 2001, the Fund's Class A shares, excluding sales charges, fell 20.30%, underperforming the benchmark S&P MidCap 400 Index, which dropped 6.77% over the same time period.

Portfolio Specifics: The Fund's strategy of investing in growth stocks was hardest hit by the downturn, as the Russell Midcap Growth Index fell 11.57% over the six month period, while the Russell Midcap Value Index fell only 6.12%.

As valuations dropped to levels not seen since 1998, we added to more aggressive themes such as "Managing the Info Age" and the "Ubiquitous Semiconductor" while we pared back investments in more defensive sectors such as energy and financials. Among the biggest individual contributors over the past six months were Gilead Sciences, CheckPoint Software, VERITAS Software, and Brocade Communications.

Market Outlook: We have become increasingly optimistic in our outlook for U.S. equities, as the market appears to have had its capitulation. As stocks fell all the way back to levels last seen in 1998, valuations became increasingly compelling, and the market had already priced in a sharp recession. However, for the first time since the 1980's we have had both fiscal and monetary stimulus working together to pump the economy. The successful military campaign has given a boost to confidence levels, and inventories remain quite low -- setting up a potential sharp snap-back in growth.

Our strategy looking into 2002 is to focus on companies that have strong operating leverage, the potential for strong earnings growth, and an attractive valuation. We have spent a substantial amount of time analyzing turnaround stories, as these companies offer the potential for greater appreciation given the additional focus on their business above and beyond the cyclical recovery. After one of the longest and deepest bear markets since the early 1970's, we feel that there are opportunities for significant capital appreciation in the U.S. equity market. However, every recovery creates a new set of winners and losers, and this recovery will be no different. We feel that the advantage will go to active money managers that are capable of performing independent, in-depth research. Throughout the past year, we have reviewed our investment process in great detail, and we feel that we have the process and the portfolio positioned well as we look into 2002.

PILGRIM MIDCAP OPPORTUNITIES FUND                     Portfolio Managers' Report
--------------------------------------------------------------------------------

                                  Average Annual Total Returns for
                                 the Periods Ended November 30, 2001
                                 -----------------------------------
                                                 Since Inception
                                     1 Year          8/20/98
                                     ------          -------
Including Sales Charge:
  Class A(1)                         -37.66%          13.24%
  Class B(2)                         -37.60%          13.90%
  Class C(3)                         -35.00%          14.46%
Excluding Sales Charge:
  Class A                            -33.86%          15.30%
  Class B                            -34.32%          14.58%
  Class C                            -34.34%          14.46%
S&P MidCap 400 Index                   1.74%          19.53%(4)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim MidCap Opportunities Fund against the S&P MidCap 400 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 9/1/98.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of mid-size companies may entail greater price volatility than investing in stocks of larger companies. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings because each investment has a greater effect on the fund's performance.

                 See accompanying index descriptions on page 32.

PILGRIM MIDCAP GROWTH FUND                            Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Mary Lisanti, Executive Vice-President and Senior Portfolio Manager; Jeff Bernstein, Senior Vice President and Senior Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Pilgrim MidCap Growth Fund (the "Fund") seeks maximum long-term capital appreciation by investing at least 65% of its total assets in equity securities of medium-sized U.S. companies, and at least 75% of its assets in common stock that the portfolio managers feel have above average prospects for growth.

Market Overview: The market for U.S. equities -- already struggling with a deteriorating economy and a gloomy corporate profit outlook -- were plunged into turmoil as a result of the attack on American soil on September 11th. Prior to the attack, U.S. unemployment jumped to 4.9% in August, a level not seen in four years. The events of September 11th accelerated the weakening levels of confidence, and September saw the biggest monthly drop in consumer confidence since 1990. Stock markets returned to levels not seen since 1998, and few sectors were spared in the sell off. Unemployment reached 5.4% by the end of October (the highest since 1998), and the markets ultimately capitulated with a sharp, severe sell-off.

However, the markets have proved resilient since the attacks, and the response on all fronts has been swift and effective. The military response has been successful, the Federal Reserve has slashed interest rates, and the federal government has shown a willingness to incur deficits to boost the economy. Equities have rallied since the bottom was reached on September 21, and the gains have been substantial. The energy and transportation sectors were most adversely affected in the downturn, while healthcare, consumer cyclicals, and financials proved to be the most resilient segments of the market.

Since the end of May, U.S. equities incurred substantial losses, although the rebound was significant. While the S&P 500 Index dropped 8.66% over the past six months, it could be looked at in two parts -- a drop of 22.79% through September 21 and a rally of 18.30% thereafter. The Dow Jones Industrials dipped 9.72% for the half-year ended November, but the benchmark closed with a rally of nearly 20%. The Nasdaq Composite Index fell less than the other two large cap benchmarks, but it was far more volatile. The index slipped 8.52% over the period, but this came after a plunge of 32.57% and then a rally of over 35%. Smaller stocks did not perform as poorly over the past semester, as the S&P MidCap 400 Index dropped 6.77%, and the Russell 2000 Index slipped 6.54%.

Performance: For the six months ended November 30, 2001, the Fund's Class A shares, excluding sales charges, fell 20.32%, underperforming the Russell Midcap Growth Index which dropped 11.57% over the same period.

Portfolio Specifics: The Fund's strategy of investing in growth stocks was hardest hit by the downturn, as the Russell Midcap Growth Index fell 11.57% over the six month period, while the Russell Midcap Value Index fell only 6.12%.

As valuations dropped to levels not seen since 1998, we added to more aggressive themes such as "Managing the Info Age" and the "Ubiquitous Semiconductor" while we pared back investments in more defensive sectors such as energy and financials. Among the biggest individual contributors over the past six months were Gilead Sciences, CheckPoint Software, VERITAS Software, and Brocade Communications.

Market Outlook: We have become increasingly optimistic in our outlook for U.S. equities, as the market appears to have had its capitulation. As stocks fell all the way back to levels last seen in 1998, valuations became increasingly compelling, and the market had already priced in a sharp recession. However, for the first time since the 1980's we have had both fiscal and monetary stimulus working together to pump the economy. The successful military campaign has given a boost to confidence levels, and inventories remain quite low -- setting up a potential sharp snap-back in growth.

Our strategy looking into 2002 is to focus on companies that have strong operating leverage, the potential for strong earnings growth, and an attractive valuation. We have spent a substantial amount of time analyzing turnaround stories, as these companies offer the potential for greater appreciation given the additional focus on their business above and beyond the cyclical recovery. After one of the longest and deepest bear markets since the early 1970's, we feel that there are opportunities for significant capital appreciation in the U.S. equity market. However, every recovery creates a new set of winners and losers, and this recovery will be no different. We feel that the advantage will go to active money managers that are capable of performing independent, in-depth research. Throughout the past year, we have reviewed our investment process in great detail, and we feel that we have the process and the portfolio positioned well as we look into 2002.

Portfolio Managers' Report                            PILGRIM MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

                            Average Annual Total Returns for the Periods Ended November 30, 2001
                            --------------------------------------------------------------------
                                                         Since Inception      Since Inception
                                                        of Class A and C        of Class B
                                1 Year      5 Year           4/19/93              5/31/95
                                ------      ------           -------              -------
Including Sales Charge:
  Class A(1)                    -37.69%      6.84%            10.24%                  --
  Class B(2)                    -37.56%      7.19%               --                12.02%
  Class C(3)                    -34.96%      7.44%            10.32%                  --
Excluding Sales Charge:
  Class A                       -33.89%      8.11%            11.00%                  --
  Class B                       -34.30%      7.42%               --                12.02%
  Class C                       -34.30%      7.44%            10.32%                  --
Russell Midcap Growth Index     -19.02%      7.84%            11.90%(4)            11.59%(5)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim MidCap Growth Fund against the Russell MidCap Growth Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2% respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 5/01/93.

(5)  Since inception performance for the index is shown from 06/01/95.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. To the extent the Fund invests in mid-size companies, stocks of mid-size companies may entail greater price volatility than those of larger companies. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings because each investment has a greater effect on the fund's performance.

                 See accompanying index descriptions on page 32.

PILGRIM GROWTH + VALUE FUND                           Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Navellier Fund Management, Inc. is the Sub-Adviser to the Pilgrim Growth + Value Fund. Louis Navellier is the Portfolio Manager.

Goal: The Pilgrim Growth + Value Fund (the "Fund") seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities.

Market Overview: The six month period ending November 30, 2001, will be remembered as one of the most catastrophic and volatile periods in the history of our country. An uninspired stock market had already dropped almost 20% before the tragic events of September 11th. By the end of the third quarter, the Nasdaq Composite Index had fallen 30.63% with a drop of almost 12% in the weeks that followed September 11.

The events of September 11th produced a dramatic shock to U.S. financial and transportation systems and unquestionably disrupted business and triggered a substantial drop in consumer spending. Consumer spending, which accounts for almost 70% of the overall U.S. economy, had kept the U.S. economy above water all year. However, unemployment figures rose dramatically during the period, dampening consumer confidence and sending the U.S. economy into what most economists now term a recession.

The Nasdaq Composite rallied significantly during October and November, rising over 35% from its September lows. Technology and cyclical stocks were primarily responsible for the Nasdaq's recovery. The Composite was able to make up considerable lost ground and finished the six-month period down 8.52%.

Performance: The Fund's class A shares, excluding sales charges, declined 19.88%, during the six months ended November 30, 2001 compared to the Russell 2000 Index and Russell 3000 Index, which were down 6.54% and 8.72%, respectively.

Portfolio  Specifics: The  Fund's top performing stocks for the period included:
Autozone Inc., Affiliated Comp Services, St. Jude Medical, Mohawk Industries and Alliant Techsystems. Among the under-performing stocks were the following:
Emulex, Americredit, American Eagle Outfitters, Med-Design Group and PDI Inc.

Our primary reward-to-risk measure was supplemented with short-term reward-to-risk measures. The fundamental models have been enhanced with new fundamental variables derived from forecasted earnings and earnings growth data. Analysis of the short-term reward-to-risk measures and the new fundamental variables has indicated that the impact of the reward risk measures upon the performance of the portfolio exceeds that of the changes to the fundamental variables. The portfolio optimization procedure was also recently enhanced with some adjustments to this final step in the process of creating our portfolios.

Market Outlook: The stock market recovery since the market lows in late September is now being proclaimed a "new bull market". That is the good news. The bad news is that many of the stocks that have led the stock market's recovery, namely cyclical and technology stocks, are going to lag the overall stock market's earnings recovery. Many of these cyclical and technology stocks are fundamentally overvalued relative to the overall stock market. As a result, many of these stocks that rallied in the past few months may be subjected to severe profit taking due to their false start. This is especially true for many technology stocks, such as those in the Nasdaq 100 Index that trade at over 70 times current earnings and over 50 times fiscal 2003 forecasted earnings.

It is now apparent that the timing of the U.S. economic recovery has become less certain. Unfortunately, the economic stimulus package that was passed by the House of Representatives has stalled in the Senate. Due to the political problems associated with the economic stimulus package, the burden on fixing the U.S. economy now rests solely with the Federal Reserve Board. The Federal Reserve Board cut key interest rates for the eleventh time in 2001 due to rising unemployment and continued low short-term market rates. The Consumer Price Index
(CPI) recently fell 0.3%, illustrating that deflation is now spreading to the consumer. The appearance of widespread deflation is one reason that short-term interest rates have fallen precipitously. The world is awash in excess capacity, so price discounting will likely persist until the U.S and other economies worldwide begin to recover.

The primary reason we are confident that the stock market will continue recovering despite a sputtering economy is that the flow of funds into the stock market has improved considerably. Unlike the outflows that plagued the stock market last year, in the past several weeks the stock market has been benefiting from inflows. There is no doubt that the more than $2.3 trillion dollars on the sidelines in money market accounts will wander back into the market. Bond investors, who have been rattled recently after rising interest rates, will also redirect money to the stock market. Much of the future success of the stock market is dependent on the persistent inflows that will drive the overall stock market higher on order imbalances.

We expect that the stock market will become increasingly selective and gravitate to the stocks that are already posting positive earnings growth. Overall, we remain extremely confident in the Fund's portfolio.

Portfolio Managers' Report                           PILGRIM GROWTH + VALUE FUND
--------------------------------------------------------------------------------

                                           Average Annual Total Returns for
                                          the Periods Ended November 30, 2001
                                        ----------------------------------------
                                                                 Since Inception
                                         1 Year       5 Year        11/18/96
                                         ------       ------        --------
Including Sales Charge:
  Class A (1)                            -34.28%       5.92%          5.64%
  Class B (2)                            -34.26%       6.11%          5.99%
  Class C (3)                            -31.52%       6.40%          6.13%
Excluding Sales Charge:
  Class A                                -30.28%       7.17%          6.89%
  Class B                                -30.80%       6.42%          6.15%
  Class C                                -30.82%       6.40%          6.13%
Russell 2000 Index                         4.82%       6.79%          6.79%(4)
Russell 3000 Index                       -11.22%       9.56%          9.56%(4)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim Growth + Value Fund against the Russell 2000 Index and the Russell 3000 Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 12/01/96.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller and mid-sized companies may entail greater price volatility than investing in stocks of larger companies. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings because each investment has a greater effect on the fund's performance.

                 See accompanying index descriptions on page 32.

PILGRIM SMALLCAP OPPORTUNITIES FUND                   Portfolio Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Mary Lisanti, Executive Vice-President and Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Pilgrim SmallCap Opportunities Fund (the "Fund") seeks capital appreciation by investing at least 65% of its total assets in the common stock of smaller, lesser-known U.S. companies that the Portfolio Manager feels have above average prospects for growth.

Market Overview: The market for U.S. equities -- already struggling with a deteriorating economy and a gloomy corporate profit outlook -- were plunged into turmoil as a result of the attack on American soil on September 11th. Prior to the attack, U.S. unemployment jumped to 4.9% in August, a level not seen in four years. The events of September 11th accelerated the weakening levels of confidence, and September saw the biggest monthly drop in consumer confidence since 1990. Stock markets returned to levels not seen since 1998, and few sectors were spared in the sell off. Unemployment reached 5.4% by the end of October (the highest since 1998), and the markets ultimately capitulated with a sharp, severe sell-off.

However, the markets have proved resilient since the attacks, and the response on all fronts has been swift and effective. The military response has been successful, the Federal Reserve has slashed interest rates, and the federal government has shown a willingness to incur deficits to boost the economy. Equities have rallied since the bottom was reached on September 21, and the gains have been substantial. The energy and transportation sectors were most adversely affected in the downturn, while healthcare, consumer cyclicals, and financials proved to be the most resilient segments of the market.

Since the end of May, U.S. equities incurred substantial losses, although the rebound was significant. While the S&P 500 Index dropped 8.66% over the past six months, it could be looked at in two parts -- a drop of 22.79% through September 21 and a rally of 18.30% thereafter. The Dow Jones Industrials dipped 9.72% for the half-year ended November, but the benchmark closed with a rally of nearly 20%. The Nasdaq Composite Index fell less than the other two large cap benchmarks, but it was far more volatile. The index slipped 8.52% over the period, but this came after a plunge of 32.57% and then a rally of over 35%. Smaller stocks did not perform as poorly over the past semester, as the S&P MidCap 400 Index dropped 6.77%, and the Russell 2000 Index slipped 6.54%.

Performance: For the six months ended November 30, 2001, the Fund's Class A shares, excluding sales charges, fell 22.73%, underperforming the benchmark Russell 2000 Index, which dropped 6.54% over the same period.

Portfolio Specifics: The Fund's strategy of investing in growth stocks was hardest hit by the downturn, as the Russell 2000 Growth Index plunged 12.25% over the six-month period, while the Russell 2000 Value Index fell a mere 0.85%.

As valuations dropped to levels not seen since 1998, we added to more aggressive themes such as "Managing the Info Age" and the "Ubiquitous Semiconductor" while paring back investments in more defensive sectors such as consumer-related stocks and energy. Among the biggest individual contributors over the past six months were Aeroflex Incorporated, RightChoice Managed Care, ISIS Pharmaceuticals, and WebEx Communications.

Market Outlook: We have become increasingly optimistic in our outlook for U.S. equities, as the market appears to have had its capitulation. As stocks fell all the way back to levels last seen in 1998, valuations became increasingly compelling, and the market had already priced in a sharp recession. However, for the first time since the 1980's we have had both fiscal and monetary stimulus working together to pump the economy. The successful military campaign has given a boost to confidence levels, and inventories remain quite low -- setting up a potential sharp snap-back in growth.

Our strategy looking into 2002 is to focus on companies that have strong operating leverage, the potential for strong earnings growth, and an attractive valuation. We have spent a substantial amount of time analyzing turnaround stories, as these companies offer the potential for greater appreciation given the additional focus on their business above and beyond the cyclical recovery. After one of the longest and deepest bear markets since the early 1970's, we feel that there are opportunities for significant capital appreciation in the U.S. equity market. However, every recovery creates a new set of winners and losers, and this recovery will be no different. We feel that the advantage will go to active money managers that are capable of performing independent, in-depth research. Throughout the past year, we have reviewed our investment process in great detail, and we feel that we have the process and the portfolio positioned well as we look into 2002.

Portfolio Manager's Report                   PILGRIM SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                    Average Annual Total Returns for
                                   the Periods Ended November 30, 2001
                           -----------------------------------------------------
                                                               Since Inception
                                                             of Class A, B and C
                            1 Year      5 Year     10 Year         6/5/95
                            ------      ------     -------         ------
Including Sales Charge:
  Class A(1)                -35.61%     11.38%         --          13.52%
  Class B(2)                -35.42%     11.66%         --          13.77%
  Class C(3)                -32.80%     11.88%         --          13.75%
  Class T(4)                -34.72%     12.06%      13.05%            --
Excluding Sales Charge:
  Class A                   -31.68%     12.71%         --          14.56%
  Class B                   -32.15%     11.92%         --          13.77%
  Class C                   -32.15%     11.88%         --          13.75%
  Class T                   -32.10%     12.06%      13.05%            --
Russell 2000 Index            4.82%      6.79%      11.70%         10.04%(5)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim SmallCap Opportunities Fund against the Russell 2000 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) Reflects deduction of the Class T deferred sales charge of 4% for the 1 year return.

(5)  Since inception performance for the index is shown from 6/1/95.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than investing in stocks of larger companies.

                 See accompanying index descriptions on page 32.

PILGRIM SMALLCAP GROWTH FUND                          Portfolio Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Mary Lisanti, Executive Vice-President and Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Pilgrim SmallCap Growth Fund (the "Fund") seeks maximum long-term capital appreciation by investing at least 65% of its assets in equity securities of small U.S. companies, and at least 75% of its total assets in common stocks that the portfolio manager feels have above average prospects for growth.

Market Overview: The market for U.S. equities -- already struggling with a deteriorating economy and a gloomy corporate profit outlook -- were plunged into turmoil as a result of the attack on American soil on September 11th. Prior to the attack, U.S. unemployment jumped to 4.9% in August, a level not seen in four years. The events of September 11th accelerated the weakening levels of confidence, and September saw the biggest monthly drop in consumer confidence since 1990. Stock markets returned to levels not seen since 1998, and few sectors were spared in the sell off. Unemployment reached 5.4% by the end of October (the highest since 1998), and the markets ultimately capitulated with a sharp, severe sell-off.

However, the markets have proved resilient since the attacks, and the response on all fronts has been swift and effective. The military response has been successful, the Federal Reserve has slashed interest rates, and the federal government has shown a willingness to incur deficits to boost the economy. Equities have rallied since the bottom was reached on September 21, and the gains have been substantial. The energy and transportation sectors were most adversely affected in the downturn, while healthcare, consumer cyclicals, and financials proved to be the most resilient segments of the market.

Since the end of May, U.S. equities incurred substantial losses, although the rebound was significant. While the S&P 500 Index dropped 8.66% over the past six months, it could be looked at in two parts -- a drop of 22.79% through September 21 and a rally of 18.30% thereafter. The Dow Jones Industrials dipped 9.72% for the half-year ended November, but the benchmark closed with a rally of nearly 20%. The Nasdaq Composite Index fell less than the other two large cap benchmarks, but it was far more volatile. The index slipped 8.52% over the period, but this came after a plunge of 32.57% and then a rally of over 35%. Smaller stocks did not perform as poorly over the past semester, as the S&P MidCap 400 Index dropped 6.77%, and the Russell 2000 Index slipped 6.54%.

Performance: For the six months ended November 30, 2001, the Fund's Class A shares, excluding sales charges, fell 22.14%, underperforming the benchmark Russell 2000 Growth Index, which dropped 12.25% over the same period.

Portfolio Specifics: The Fund's strategy of investing in growth stocks was hardest hit by the downturn, as the Russell 2000 Growth Index plunged 12.25% over the six-month period, while the Russell 2000 Value Index fell a mere 0.85%.

As valuations dropped to levels not seen since 1998, we added to more aggressive themes such as "Managing the Info Age" and the "Ubiquitous Semiconductor" while paring back investments in more defensive sectors such as consumer-related stocks and energy. Among the biggest individual contributors over the past six months were Aeroflex Incorporated, RightChoice Managed Care, ISIS Pharmaceuticals, and WebEx Communications.

Market Outlook: We have become increasingly optimistic in our outlook for U.S. equities, as the market appears to have had its capitulation. As stocks fell all the way back to levels last seen in 1998, valuations became increasingly compelling, and the market had already priced in a sharp recession. However, for the first time since the 1980's we have had both fiscal and monetary stimulus working together to pump the economy. The successful military campaign has given a boost to confidence levels, and inventories remain quite low -- setting up a potential sharp snap-back in growth.

Our strategy looking into 2002 is to focus on companies that have strong operating leverage, the potential for strong earnings growth, and an attractive valuation. We have spent a substantial amount of time analyzing turnaround stories, as these companies offer the potential for greater appreciation given the additional focus on their business above and beyond the cyclical recovery. After one of the longest and deepest bear markets since the early 1970's, we feel that there are opportunities for significant capital appreciation in the U.S. equity market. However, every recovery creates a new set of winners and losers, and this recovery will be no different. We feel that the advantage will go to active money managers that are capable of performing independent, in-depth research. Throughout the past year, we have reviewed our investment process in great detail, and we feel that we have the process and the portfolio positioned well as we look into 2002.

Portfolio Manager's Report                          PILGRIM SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

                                    Average Annual Total Returns for
                                   the Periods Ended November 30, 2001
                           -----------------------------------------------------
                                               Since Inception   Since Inception
                                              of Class A and C     of Class B
                           1 Year    5 Year        12/27/93           5/31/95
                           ------    ------        --------           -------
Including Sales Charge:
  Class A (1)              -33.70%    4.92%          8.98%                --
  Class B (2)              -33.59%    5.24%            --              10.12%
  Class C (3)              -30.83%    5.50%          9.11%                --
Excluding Sales Charge:
  Class A                  -29.67%    6.18%          9.79%                --
  Class B                  -30.10%    5.45%            --              10.12%
  Class C                  -30.13%    5.50%          9.11%                --
Russell 2000 Growth Index   -9.32%    2.03%          5.63%(4)           5.97%(5)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim SmallCap Growth Fund against the Russell 2000 Growth Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 1/1/94.

(5)  Since inception performance for the index is shown from 6/1/95.

Principal Risk Factor(s): In exchange for higher growth potential, stocks of smaller companies may entail greater price volatility than those of larger companies.

                 See accompanying index descriptions on page 32.

PILGRIM FINANCIAL SERVICES FUND                       Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Steven L. Rayner, CFA, CPA, Vice-President and Co-Portfolio Manager; Robert M. Kloss, Vice-President and Co-Portfolio Manager; Mary Lisanti, Executive Vice President and Chief Investment Officer, ING Pilgrim Investments, LLC.

Goal: The Pilgrim Financial Services Fund (the "Fund") seeks long-term capital appreciation by investing primarily in the equity securities of companies engaged in financial services.

Market Overview: The six months ended November 30, 2001, were a turbulent period for the market and for financial stocks in particular. The terrorist attacks of September 11th triggered a re-evaluation of our economy and the environment for stocks. Stocks in some financial sub-sectors, most notably securities brokers and property/casualty insurers, were hit hard in the first weeks after the re-opening of the markets. Later in the period, financial stocks and the overall market did rebound and the indexes regained all the ground lost in the immediate aftermath.

The impact of the attacks on the economy was more complex. Disruption in travel and leisure related activities generated ripple effects throughout the economy, via layoffs in affected sectors and in the curtailment of spending and consumption. The attacks and their implications extended the Federal Reserves easing cycle: the Fed cut rates three times totaling 150 basis points during September through November.

The S&P Financials Index dropped 8.63% during the six months ended November 30, 2001, about in line with the broader market, as evidenced by the 8.66% decline in the S&P 500 Index. Consumer finance stocks were the worst performing financial sub-sector as the more pessimistic near-term economic outlook raised the specter of consumer credit quality problems. Asset managers, securities brokers, and life insurers also performed poorly due to the weak capital markets environment. Property/casualty insurers rebounded from their lows to finish the period nearly in-line with the overall financial group, as product demand and pricing soared, outweighing the burden of claims losses.

Performance: For the six months ended November 30, 2001, the Fund's Class A shares, excluding sales charges, declined 0.16% compared to a decline of 8.63% for the S&P Financial Index. The Fund was aided by our decision to underweight consumer finance stocks, particularly the monoline credit card issuers. Also, some new names added opportunistically in the securities brokerage, bank, and insurance areas helped our performance.

Portfolio Specifics: During the six months ended November 30, 2001, we positioned the Fund with the dual objectives of avoiding some riskier stocks which would suffer most in a sharp downturn, while still providing some leverage to an eventual recovery. Many of our holdings fit into one of two categories: more conservative stocks that should weather a tougher economic environment better than most, and more aggressive plays that would benefit from a recovery yet have acceptable downside risk due to attractive valuations. During the period, we increased our weightings in insurance, securities brokers, and diversified financials, while trimming exposures to thrifts and regional banks.

Among the individual stocks that were significant contributors to performance during the six months ended November 30, 2001, were BankNorth Group, XL Capital Ltd., UCBH Holdings, UnionBanCal, St. Paul Companies, Goldman Sachs, Bank of America and American General, which was acquired during the period.

Market Outlook: While the dramatic Fed easing that began in early 2001 may be nearing its end, we believe that the Fed will continue lowering rates until unemployment stabilizes. Lower rates, along with fiscal stimulus measures, are now working their way through the economy, which will likely appear worse before it gets better. However, history shows that the stock market typically anticipates an economic upturn by several quarters.

Financial stocks -- like the overall market -- may trade choppily while investors attempt to anticipate the market turnaround that generally leads an economic recovery. We may see numerous rallies and pullbacks, but we believe eventually the data will show concrete signs of economic improvement and by that point the market as a whole will likely have already moved higher in anticipation. While we cannot predict precisely when the turning point will occur, we are watchful of the signposts that may auger this recovery. We will look to position the Fund to benefit from a turnaround while remaining mindful that its timing and magnitude are not guaranteed.

In terms of how the sub-sectors of our financial stock universe may perform in a recovering environment, we believe the major securities brokers will lead the upturn -- they are the most leveraged to a return to normalcy in the capital markets. Asset management companies, trust and processing banks, and capital markets-sensitive banks should also perform well in an upturn. Certain credit-sensitive banks for whom consensus expectations are low will receive a big earnings boost from a recovering economy and this may be reflected in their valuations once signs of a recovery impact the market.

Some life insurance companies will likely benefit in an upturn from stronger annuity sales and growth in assets under management. Property/casualty insurers should continue to profit from the hardening property-casualty market and upward pricing cycle, and we believe this phenomenon has at least one more year to run.

Many main-line regional banks would be helped by a recovery but may face softer margins and may endure elevated credit costs for longer than select banks we prefer. Consumer finance companies may also lag in a recovery scenario as consumers use home refinance proceeds to pay down credit card debt. Lastly, mortgage-related stocks may underperform once the current refi cycle loses steam, though a few select thrifts may hold up better than others due to company-specific positioning.

We believe there may be potentially undervalued stocks to be had in all of the financial sub-sectors, as some companies may have the ability to go against the grain and outperform within their group. In this regard, careful stock selection within our short- and long-term thematic positioning strategies remains the foundation for our investment decisions.

Portfolio Managers' Report                       PILGRIM FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

                                         Average Annual Returns for the
                                         Periods Ended November 30, 2001
                                  ----------------------------------------------
                                                                 Since Inception
                                                                   of Class B
                                  1 Year     5 Year    10 Year       10/17/97
                                  ------     ------    -------       --------
Including Sales Charge:
  Class A (1)                     14.33%     11.38%     18.00%           --
  Class B (2)                     15.36%        --         --          4.08%
Excluding Sales Charge:
  Class A                         21.28%     12.71%     18.70%           --
  Class B                         20.36%        --         --          4.43%
S&P 500 Index                    -12.22%     10.06%     14.07%         6.94%(3)
S&P Major Regional Banks Index    -0.64%      9.16%     14.61%         4.94%(3)
Nasdaq 100 Financial Index        13.28%      8.96%     15.12%         4.32%(3)
S&P Financials Index              -2.81%     13.19%     19.75%         8.99%(3)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim Financial Services Fund against the S&P 500 Index, S&P Major Regional Banks Index, NASDAQ 100 Financial Index and S&P Financials Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Prior to October 20, 1997, the Fund operated as a closed-end investment company. All performance information prior to this date reflects the historical expense levels of the Fund as a closed-end investment company without adjustment for the higher annual expenses of the Fund's Class A shares. Performance would have been lower if adjusted for these expenses. Ten-year returns assume no participation in the 1992 rights offering and full participation in the 1993 rights offering, and reflect an additional investment of $3,639 into the Fund. A simultaneous investment of the same amount is included in each index for comparative reasons.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3)  Since inception performance for the index is shown from 11/1/97.


Principal Risk Factor(s): Because the Fund's portfolio is concentrated in the financial services industry, it may be subject to greater risk than a portfolio that is not concentrated in one industry. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

                 See accompanying index descriptions on page 32.

PILGRIM INTERNET FUND                                 Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: ING Investment Management Advisors B.V., Guy Uding heads a three member team.

Goal: The Pilgrm Internet Fund (the "Fund") seeks to provide investors with long-term capital appreciation by investing at least 65% of its total assets in a portfolio of equity securities of U.S. and non-U.S. Internet technology companies.

Market Overview: A depressed economic outlook and general negative sentiment on technology stocks dominated the first four months of the reporting period. At first the terrible events of September 11th only deepened investor beliefs that a recession was unavoidable and they acted accordingly by shifting money out of equities. A string of rate cuts by the Federal Reserve and continuing fiscal measures by the government however had already started to curve investor confidence to a more positive stance. About two weeks after the attacks on the US, the markets turned and both October and November proved to be very strong for the Internet sector. For the consumer Internet sector the upcoming holiday season was seen as both a test for consumer confidence in general and the success of electronic commerce in particular. No less than nine different research firms produced estimates on total online sales which on average suggested a 10% rise in E-commerce relative to last year and brought the total to $12 billion. This is not the hyper growth that we saw in the early days of the Web but the law of large numbers comes into play and this time there is only a handful of companies that divide the revenues. The number of people online also grew worldwide and passed the 100 million mark in the US. The combination of these facts boosted stock performances for all the major online consumer companies with eBay outperforming the group.

Enterprise related Internet technology stocks continued to lag the market as company spending on technology remained under pressure by the necessity to cut costs. The emphasis shifted more to the direct returns that such technologies can deliver and the number of multi-million dollar projects was scaled back dramatically. Stocks like BEA Systems and Peregrine relatively underperformed because of this. The bright spot in enterprise spending has been the security sector. Hacker attacks have been rising and computer viruses are almost in the news every week. Companies like Network Associates and SonicWall provide the tools to fight these threats and they have seen increasing demand during the period. The attacks on the US have only spurred more demand and stock performances have been strong as well.

Finally we have seen some consolidation in the Internet infrastructure sector with most of the independent Web hosting companies being acquired.

Performance: For the six-month period ended November 30, 2001, the Fund's Class A shares, excluding sales charges, returned -32.55% compared to the @Net Index which returned -24.56% for the same period.

Portfolio Specifics: The Internet security and transaction processing sectors have been the biggest themes in the Fund. On attractive valuations we added Network Associates and increased our weighting in ISS Group. Later in the period we took some profits after sharp rising stock prices caused valuations to run ahead of themselves.

We lowered our exposure to the Internet software sector significantly by selling a number of names and lowering the weightings in others. We kept BEA Systems because of its market leadership but they also felt the pressure from both competition (IBM) and falling demand.

In E-commerce we added to Yahoo! at a moment that the online advertising sector still had to deal with cutbacks in spending. Yahoo! changed management however and the company repositioned itself in order to enjoy multiple revenue streams.

The Fund also profited from strong performances in the semiconductor sector by holding Broadcom, Intel and NVIDIA among others.

Market Outlook: Never before has the macro-economic outlook had so much influence on stock price movements. The timing and magnitude of a recovery of the US economy is center to the debate whether we have priced in too much or whether we justifiably priced in better times. That means volatility in stock prices going forward although we believe both the fiscal and monetary environment should create economic improvements. The consumer however does play a role in GDP growth and its behavior remains a wild card. Looking at priority lists for IT spending for 2002 gives us some hope of ongoing and perhaps increased spending on Internet technologies. The term "Web services" pops up more and more as the new trend for Internet business as both IBM and Microsoft put millions in web services R&D. Next year's IT budgets might be still depressed but Internet technology should remain high on the priority list.

Portfolio Managers' Report                                 PILGRIM INTERNET FUND
--------------------------------------------------------------------------------

                                 Average Annual Total Returns for
                               the Periods Ended November 30, 2001
                               -----------------------------------
                                               Since Inception
                                    1 Year          7/1/99
                                    ------          ------
Including Sales Charge:
  Class A (1)                      -59.59%          -38.78%
  Class B (2)                      -58.98%          -38.22%
  Class C (3)                      -57.77%          -37.70%
Excluding Sales Charge:
  Class A                          -57.10%          -37.26%
  Class B                          -57.26%          -37.60%
  Class C                          -57.43%          -37.70%
@Net Index                         -53.24%          -26.68%

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim Internet Fund against the @Net Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. The Fund concentrates its investments in Internet and Internet-related companies and carries more risks than funds with more diversified portfolios. The Fund may also invest in foreign securities. International investing does pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic. In exchange for higher growth potential, investing in stocks of mid-size and smaller companies may entail greater price volatility than investing in stocks of larger companies.

                 See accompanying index descriptions on page 32.

PILGRIM BALANCED FUND                                 Portfolio Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Thomas Jackson, Senior Vice President and Portfolio Manager-Equities; Robert K. Kinsey, Vice President and Portfolio Manager-Fixed Income; Edwin Schriver, Senior Vice President and Senior Portfolio Manager-Fixed Income, ING Pilgrim Investments, LLC.

Goal: The Pilgrim Balanced Fund (the "Fund") seeks a balance of long-term capital appreciation and current income by investing in a mix of equity and debt securities with an emphasis on overall total return.

Market Overview: The U.S. stock market declined significantly in the last six months with the S&P 500 Index down 8.66%. The market was down considerably more through September 21st, and has rebounded substantially since then. Slowing economic activity, the worst corporate profit performance in decades, and the September 11th terrorist attack all weighed on equity prices over the last six months. These negatives have been offset to some degree by unprecedented ease by the Federal Reserve, a federal tax cut with the prospect of more fiscal ease to come, significantly declining oil prices (which are the equivalent of a tax cut for the American consumer funded by OPEC), declining inflation and interest rates and, at the September lows at least, an undervalued stock market. While the world economy is still mired in a recession, recent data releases provide some hope that the worst may be behind us.

So far 2001 has been another strong year for investment grade* bonds; the widely watched Lehman Brothers Aggregate Bond Index returned 9.14% year to date. The horrifying events in New York and Washington, DC on September 11th were initially met with a dramatic flight to quality and significant underperformance of riskier sectors. Across the globe major central banks moved quickly to flood the system with liquidity through repo and direct easings. The bonds of airlines and insurers were particularly hard hit, but all credit sectors sustained damage in the early stages of the crisis. Credit product eventually caught a bid in November as many jumbo new issues were well received by the markets. The dramatic collapse of Enron chastened holders of it's paper and related industries.

Through November, the high yield market has had another bearish year in which the average bond returned less than its stated coupon rate. This makes four bad years in a row for high yield. The high yield market sold off dramatically during September, with most indexes falling about 6.5%. This wiped out gains for the entire year and left the major indexes near a 0% year-to-date return at the end of September. October began with high yield spreads at historically wide levels that appeared very attractive given expected default rates going forward. Subsequently, October and November were very strong months and the major indexes finished November with positive year-to-date returns in the two to five percent range.

Moody's November commentary discussed the impact of monetary easing and a steep yield curve on future default rates, stating "the positive factors are indeed so strong that they virtually assure improvement by the second half of 2002." Moody's now forecasts 2002 high yield default rates at 7.5% down from the trailing twelve months figure of approximately 9%. This outlook bodes well for expected high yield returns in 2002, as lower default rates should be a powerful catalyst for lower spreads and higher bond prices.

Performance: For the six months ended November 30, 2001, the Fund's Class A shares, excluding sales charges, returned -4.27% compared to -13.76% for the S&P Barra Value Index, 5.73% for the Lehman Brothers Aggregate Bond Index and -2.87% for the Composite Index of 60% S&P 500/ 40% Lehman Brothers Aggregate Bond Index.

Portfolio Specifics: For the last six months, the Fund's performance in the equity component of the fund was helped by its holdings in the Communications, Healthcare, Consumer Staples and Financial Services sectors and was hurt by its Energy and Technology holdings.

The investment grade* component of the Fund continues to produce strong returns so far this year. We added bonds issued by Bristol Myers Squibb, Disney, Wells Fargo, GMAC, Ford, ConAgra, Campbells Soup, Progress Energy, and Exelon at cheaper levels in the weeks following the terrorist attack. Moreover, we extended the duration of our Worldcom and Province of Quebec holdings in order to increase our spread duration. We remain neutral on mortgages, asset-backed securities, and agencies, and market weight the long end of the curve.

The high yield component of the fund maintained a fairly aggressive credit profile throughout the year. Exposure to high yield as a percentage of the portfolio was reduced earlier in the summer as part of an overall credit quality* upgrade.

Market Outlook: While the length and depth of the market decline over the last eighteen months or so has been painful, the good news is that stocks are more reasonably priced than they have been for some time. Given the substantial decline in interest rates (which compete with stocks for investor attention and serve as the underpinning for stock valuation), stocks are more attractive than they have been for years. However, stocks have rebounded substantially over the last couple of months in anticipation of an economic rebound, and the critical question is: "When and how rapidly will the economy and corporate profits begin to expand again?" The Consumers' financial health and willingness to spend are the critical variables. The consumer savings rate is low by historical measures and consumer debt levels are high, but it should be pointed out that this has been true for some time and consumer spending has held up remarkably well. Whether or not this will impede or shorten the recovery is the question. Most analysts now believe that the economy will be expanding again by mid-2002 at the latest.

Given the uncertainties in the outlook, our current strategy for the equity component of the fund is to balance the portfolio between two types of companies: 1). Attractively valued companies in market sectors such as Healthcare and Consumer Staples whose business prospects are somewhat insulated from the economy; and 2). Attractively valued companies that will have a leveraged benefit if the economy rebounds strongly. We are particularly fond of companies whose stocks are selling at valuation discounts to the market, but have pricing power in a period when the average company is experiencing pricing pressure. Companies in the Healthcare, Tobacco, and Property and Casualty Insurance industries meet this criterion.

Despite the fact that the US is now officially in recession, we believe that many spread sectors are priced for just such an environment. While we remain highly selective as to particular issuers, we are net buyers of risk. That is, we continue to add spread product and spread duration; and in the fourth quarter of 2001 we plan to go down in credit quality* by adding BBB rated issues. The frequency and size of Fed easings in 2001 is unprecedented, and increased federal spending will surely lead to an increase in the issuance of Treasuries. While the direction of rates is harder to forecast, the general trend in 2002 is likely to be upwards as capital markets begin to anticipate an economic recovery.

With respect to the high yield portion of the Fund, we remain optimistic on the longer-term prospects. Therefore, we are maintaining a modestly aggressive credit risk exposure with the average credit quality* approximating single B. Moody's now projects defaults to peak at approximately 11% in early 2002 and fall significantly later in the year. Current bond prices reflect an

* Credit quality refers to the Fund's underlying investments, not the the stability or saftey of the Fund.

Portfolio Managers' Report                                 PILGRIM BALANCED FUND
--------------------------------------------------------------------------------

expectation of default rates near 10% for an extended period of time, providing cause for optimism that significant bond appreciation is probable at some point for long-term investors. As more investors become comfortable that default rates will be declining over the foreseeable future, we believe bond prices should rise as spreads narrow in anticipation of lower default losses. Default rates last peaked at 13% in 1991, a year in which high yield returns exceeded 35%.

                                    Average Annual Total Returns for the Periods Ended November 30, 2001
                                   -----------------------------------------------------------------------
                                                       Since Inception   Since Inception   Since Inception
                                                      of Class A and C      of Class B       of Class T
                                   1 Year    5 Year        4/19/93           5/31/95           3/31/00
                                   ------    ------        -------           -------           -------
Including Sales Charge:
  Class A (1)                      -8.26%     6.55%          9.14%               --                --
  Class B (2)                      -8.06%     6.92%            --              9.83%               --
  Class C (3)                      -4.33%     7.09%          9.20%               --                --
  Class T (4)                      -6.60%       --             --                --             -7.26%
Excluding Sales Charge:
  Class A                          -2.69%     7.82%          9.89%               --                --
  Class B                          -3.39%     7.18%            --              9.83%               --
  Class C                          -3.40%     7.09%          9.20%               --                --
  Class T                          -2.86%       --             --                --             -5.77%
S&P Barra Value Index              -8.56%     8.80%         12.77%(5)         12.82%(6)         -4.85%(7)
Lehman Brothers Aggregate
  Bond Index                       11.16%     7.36%          7.06%(5)          7.48%(6)         11.11%(7)
Composite Index (60% S&P 500
  Index/40% Lehman
  Brothers Aggregate Bond Index)   -2.98%     9.41%         11.40%(5)         11.84%(6)         -4.34%(7)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim Balanced Fund against the S&P Barra Value Index, Lehman Brothers Aggregate Bond Index and Composite Index (60% S&P 500 Index, 40% Lehman Brothers Aggregate Bond Index). The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) Reflects deduction of the Class T deferred sales charge of 4% and 3%, respectively, for the 1 year and since inception returns.

(5)  Since inception performance for the index is shown from 5/1/93.

(6)  Since inception performance for the index is shown from 6/1/95.

(7)  Since inception performance for the index is shown from 4/1/00.

Principal Risk Factor(s): Price volatility and other risks that accompany an investment in equity securities. Credit, interest rate and other risks that accompany debt investments. The Fund may invest up to 20% of its total assets in foreign securities. International investing does pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments.

                 See accompanying index descriptions on page 32.

PILGRIM CONVERTIBLE FUND                              Portfolio Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Andrew Chow, Vice President and Portfolio Manager, ING Pilgrim Investments, LLC.

Goal: The Pilgrim Convertible Fund (the "Fund") seeks to maximize total return by investing in convertible preferred stock and convertible bonds.

Market Overview: The six months ending November 30, 2001, in the equity markets were a wild period which saw plunging valuations both before and immediately after the events of September 11th and then a dramatic recovery which regained the majority of the losses, although most major equity indices still showed significant negative returns for the six months in question. Initially, the transportation sector was perceived to be the big loser in the aftermath of September 11th , but that sector rallied very strongly in October and November. Instead falling energy prices appear to be the sole long lasting economic impact of the attacks. That combined with sector specific issues such as the meltdown of Enron made the energy and utilities groups major underperformers for the six-month period. Telecom stocks also underperformed as the downturn in that sector spread from the smaller competitive access carriers to the larger incumbent carriers. In contrast, the long suffering computer group actually outperformed the overall market as investors began pricing in expectations of a rebound in demand.

Throughout the period, the Federal Reserve continued to lower short term interest rates. The targeted rate for Fed Funds now stands below that reached at the low's of the 1992-1993 interest rate cycle. In fact, the Fed's target for short term rates is the lowest it has been since the recession of 1961.

Although new issuance in the convertible market virtually ceased in the period immediately following September 11th, activity has been significantly more robust than that in the straight equity market. Issuance in 2001 has already surpassed that in all of 2000 and will be at all time record levels for the year as a whole. The ability of firms to access the capital markets via convertibles in difficult conditions and the ability of the convertible market to maintain good liquidity even at the worst periods of this year bode well for the further development of the sector in the years ahead.

Performance: For the six months ended November 30, 2001, the Fund's Class A shares, excluding sales charges, returned -8.93% compared to a return of -7.34% for the Credit Suisse First Boston Convertible Index.

Taking a look at the "big" picture, the decline in the market over the last six months means that the many market indices now have given back all of the gains made during the great bull run of 1999. It's instructive to look at how various vehicles performed over the course of this market cycle rather than focusing on just the "bull" period or the "bear" period.

Portfolio Specifics: The Fund remained fully invested during the past six months and was unable to escape the general downtrend in the equity markets. Although the Fund got good results from its holdings such as Imclone (IMCL) and IDEC Pharmaceutical (IDPH) in the healthcare sector this was not enough to offset our losses in other areas. The Fund's holdings in the telecom, telecom equipment and energy sectors were sources of underperformance during this period. For example our investments in Juniper Networks (JNPR), Transocean Sedco (RIG) and Kerr-McGee (KMG) all negatively impacted returns.

Market Outlook: The Federal Reserve is on record that it will maintain a tendency toward lowering short term rates as of December 2001. However, further rate declines at this point are frankly rather meaningless from the standpoint of economic stimulus. There simply isn't much additional real investment that will occur if Fed Funds are at 1.50% rather than 1.75%.

Nevertheless, a pickup in economic activity seems to be in the cards within the next six months. We are already seeing signs of increased demand in the key semiconductor sector. The real question is how much of a rebound is already priced into valuations and whether actual earnings can meet those expectations. In the semiconductor case, we think the market has rather aggressive assumptions about the magnitude of the rebound which accounts for our slightly underweighting in that group. We are also underweight in the telecom sector as we think it will take a few more quarters to unwind excess capacity in that sector. We remain constructive on the healthcare industry and that is our main overweight position.

Notwithstanding the above, the Fund intends to remain fully invested. In the long run that may be the way to outperform the majority of active investors and I believe that will continue to be the case going forward.

Portfolio Manager's Report                              PILGRIM CONVERTIBLE FUND
--------------------------------------------------------------------------------

                                              Average Annual Total Returns for the Periods Ended November 30, 2001
                                              --------------------------------------------------------------------
                                                                            Since Inception     Since Inception
                                                                           of Class A and C       of Class B
                                                 1 Year         5 Year          4/19/93             5/31/95
                                                 ------         ------          -------             -------
Including Sales Charge:
  Class A (1)                                    -13.77%        10.90%           12.43%                 --
  Class B (2)                                    -13.49%        11.35%              --               13.96%
  Class C (3)                                     -9.97%        11.55%           12.49%                 --
Excluding Sales Charge:
  Class A                                         -8.52%        12.22%           13.20%                 --
  Class B                                         -9.06%        11.61%              --               13.96%
  Class C                                         -9.08%        11.55%           12.49%                 --
Credit Suisse First Boston Convertible Index      -3.56%         8.38%            9.82%(4)           10.42%

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim Convertible Fund against the Credit Suisse First Boston Convertible Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2% respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for index is shown from 5/1/93.

Principal Risk Factor(s): The credit standing of the issuer and other factors may affect the investment value of a convertible security. The market value of convertible debt securities tends to vary inversely with the level of interest rates. Lower rated securities may be less liquid than higher quality investments. The Fund also has exposure to financial, market and interest rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments. The Fund may also invest in small and medium sized companies, which may be more susceptible to greater price volatility than larger companies. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings because each investment has greater a effect on the fund's performance.

                 See accompanying index descriptions on page 32.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The S&P 500 Index is a widely recognized index of 500 common stocks.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

The Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq National Market & SmallCap stocks.

The Russell Midcap Growth Index consists of securities with capitalizations between $450 million and $3.8 billion with greater than average growth orientation.

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index.

The S&P Financials Index is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the S&P Index.

The S&P Major Regional Banks Index is a capitalization-weighted index of all stocks designed to measure performance of the major regional banks sector of the S&P 500 Index.

The Nasdaq 100 Financial Index is a capitalization-weighted index of the 100 largest financial companies, as well as foreign issues, including American Depositary Receipts, traded on the Nasdaq National Market System and SmallCap Market.

The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

The Russell 2000 Value Index is an index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The @Net Index encompasses 50 companies which are key components in the development of the Internet. The index is weighted based on market capitalization of each of the component stocks.

The Lehman Brothers Aggregate Bond Index is an index of fixed income securities.

The S&P Barra Value Index is a capitalization-weighted index of all the stocks in the S&P 500 Index that have low price-to-book ratios.

The Nasdaq 100 Index is a modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the Nasdaq.

The Russell Midcap Value Index is an index that measures the performance of Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The National Association of Purchasing Managers Index (NAPM) is an indicator of economic activity based on a survey of over 250 companies within 21 industries covering all 50 states.

The Industrial Production Index (IP) measures the changes in output in U.S. manufacturing, mining and electric and gas utilities industries.

The Credit Suisse First Boston Convertible Index is an index representing the universe of convertible securities.

The Merrill Lynch Convertible Index is an index representing the entire domestic convertible market, including all credit qualities, but excluding mandatory preferred stock securities.

                           All indices are unmanaged.
                 An investor cannot invest directly in an index.

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                                       33

    STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------


                                                     Pilgrim          Pilgrim          Pilgrim
                                    Pilgrim        Growth and        Research       Tax Efficient
                                   MagnaCap          Income       Enhanced Index        Equity
                                     Fund             Fund             Fund              Fund
                                 -------------    -------------    -------------    -------------
ASSETS:
Investments in securities, at
 value*                          $ 338,043,361    $ 170,304,664    $ 145,572,028    $  44,310,751
Short-term investments, at
 value                              21,295,000       23,507,667          247,000        5,260,000
Cash                                       709              991              293              684
Receivables:
 Fund shares sold                      320,569          979,954        1,068,045            2,107
 Dividends and interest                973,863          303,708          234,735           65,493
 Investment securities sold                 --               --        2,386,352               --
 Other                                  56,143            2,396               --               --
Prepaid expenses                        29,499            2,975           42,128           29,780
                                 -------------    -------------    -------------    -------------
  Total assets                     360,719,144      195,102,355      149,550,581       49,668,815
                                 -------------    -------------    -------------    -------------
LIABILITIES:
Payable for investment
 securities purchased                       --               --          901,103               --
Payable for fund shares
 redeemed                              900,560           96,894        1,123,766           32,015
Payable to affiliates                  367,988          292,492          192,365           92,451
Other accrued expenses and
 liabilities                           329,809          295,550          319,901           93,695
                                 -------------    -------------    -------------    -------------
  Total liabilities                  1,598,357          684,936        2,537,135          218,161
                                 -------------    -------------    -------------    -------------
NET ASSETS                       $ 359,120,787    $ 194,417,419    $ 147,013,446    $  49,450,654
                                 =============    =============    =============    =============
NET ASSETS WERE
 COMPRISED OF:
Paid-in capital                  $ 381,876,886    $ 203,465,908    $ 183,154,225    $  49,973,501
Accumulated net investment
 loss                                 (815,378)         (21,055)        (382,242)         (35,049)
Accumulated net realized
 gain(loss) on investments and
 futures contracts                   3,552,490       (5,163,770)     (31,268,374)        (584,617)
Net unrealized appreciation
 (depreciation) of investments     (25,493,211)      (3,863,664)      (4,490,163)          96,819
                                 -------------    -------------    -------------    -------------
NET ASSETS                       $ 359,120,787    $ 194,417,419    $ 147,013,446    $  49,450,654
                                 =============    =============    =============    =============
*Cost of securities              $ 363,536,572    $ 174,168,328    $ 150,062,191    $  44,213,932

                                    Pilgrim         Pilgrim          Pilgrim
                                     Growth         LargeCap          MidCap
                                 Opportunities       Growth        Opportunities
                                      Fund            Fund             Fund
                                 -------------    -------------    -------------
ASSETS:
Investments in securities, at
 value*                          $ 366,085,378    $ 390,619,985    $  92,765,645
Short-term investments, at
 value                                 957,000        2,315,000          910,000
Cash                                 3,123,683               59              978
Receivables:
 Fund shares sold                      220,720        1,040,281          171,404
 Dividends and interest                  9,619           90,156           10,939
 Investment securities sold         12,343,239       17,200,231        4,499,175
 Other                                      --           66,729               --
Prepaid expenses                        22,277            3,469           70,913
                                 -------------    -------------    -------------
  Total assets                     382,761,916      411,335,910       98,429,054
                                 -------------    -------------    -------------
LIABILITIES:
Payable for investment
 securities purchased               14,865,617       16,031,354        3,254,106
Payable for fund shares
 redeemed                              729,785        1,543,117          103,555
Payable to affiliates                  574,469          467,043          110,035
Other accrued expenses and
 liabilities                           203,886          273,208          102,411
                                 -------------    -------------    -------------
  Total liabilities                 16,373,757       18,314,722        3,570,107
                                 -------------    -------------    -------------
NET ASSETS                       $ 366,388,159    $ 393,021,188    $  94,858,947
                                 =============    =============    =============
NET ASSETS WERE
 COMPRISED OF:
Paid-in capital                  $ 746,591,515    $ 692,549,467    $ 144,757,139
Accumulated net investment
 loss                               (4,113,089)      (3,057,488)        (872,454)
Accumulated net realized
 gain(loss) on investments and
 futures contracts                (410,614,272)    (331,013,739)     (58,586,679)
Net unrealized appreciation
 (depreciation) of investments      34,524,005       34,542,948        9,560,941
                                 -------------    -------------    -------------
NET ASSETS                       $ 366,388,159    $ 393,021,188    $  94,858,947
                                 =============    =============    =============
*Cost of securities              $ 331,561,373    $ 356,077,037    $  83,204,704

                 See Accompanying Notes to Financial Statements

    STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------


                                                       Pilgrim         Pilgrim        Pilgrim
                                      Pilgrim        Growth and       Research     Tax Efficient
                                      MagnaCap         Income      Enhanced Index      Equity
                                        Fund            Fund            Fund            Fund
                                    ------------    ------------    ------------    ------------
Class A:
Net assets                          $231,708,244    $188,018,738    $ 11,994,408    $ 38,485,919
Shares authorized                     80,000,000     100,000,000       unlimited       unlimited
Par value                           $       0.00    $      0.001    $       0.01    $      0.001
Shares outstanding                    22,413,150      12,455,414       1,336,234       3,642,320
Net asset value and redemption
 price per share                    $      10.34    $      15.10    $       8.98    $      10.57
Maximum offering price per share
 (5.75%)(1)                         $      10.97    $      16.02    $       9.53    $      11.21
Class B:
Net assets                          $ 92,995,303    $  4,239,605    $ 63,097,605    $  8,977,341
Shares authorized                     80,000,000     100,000,000       unlimited       unlimited
Par value                           $       0.00    $      0.001    $       0.01    $      0.001
Shares outstanding                     9,290,319         282,885       7,176,109         861,241
Net asset value and redemption
 price per share(2)                 $      10.01    $      14.99    $       8.79    $      10.42
Maximum offering price per share    $      10.01    $      14.99    $       8.79    $      10.42
Class C:
Net assets                          $ 10,085,975    $  2,138,890    $ 48,362,811    $  1,987,394
Shares authorized                     20,000,000      50,000,000       unlimited       unlimited
Par value                           $       0.00    $      0.001    $       0.01    $      0.001
Shares outstanding                     1,006,762         143,110       5,499,241         191,943
Net asset value and redemption
 price per share(2)                 $      10.02    $      14.95    $       8.79    $      10.35
Maximum offering price per share    $      10.02    $      14.95    $       8.79    $      10.35
Class I:
Net assets                                   n/a             n/a    $ 22,938,264             n/a
Shares authorized                            n/a             n/a       unlimited             n/a
Par value                                    n/a             n/a    $       0.01             n/a
Shares outstanding                           n/a             n/a       2,531,792             n/a
Net asset value and redemption
 price per share                             n/a             n/a    $       9.06             n/a
Maximum offering price per share             n/a             n/a    $       9.06             n/a
Class M:
Net assets                          $ 14,118,355             n/a             n/a             n/a
Shares authorized                      5,000,000             n/a             n/a             n/a
Par value                           $       0.00             n/a             n/a             n/a
Shares outstanding                     1,383,004             n/a             n/a             n/a
Net asset value and redemption
 price per share                    $      10.21             n/a             n/a             n/a
Maximum offering price per share
 (3.50%)(3)                         $      10.58             n/a             n/a             n/a
Class Q:
Net assets                          $ 10,212,910    $     20,186    $    620,358             n/a
Shares authorized                                     20,000,000       unlimited             n/a
Par value                           $       0.00    $       0.00    $       0.01             n/a
Shares outstanding                       988,808           1,337          69,181             n/a
Net asset value and redemption
 price per share                    $      10.33    $      15.10    $       8.97             n/a
Maximum offering price per share    $      10.33    $      15.10    $       8.97             n/a
Class T:
Net assets                                   n/a             n/a             n/a             n/a
Shares authorized                            n/a             n/a             n/a             n/a
Par value                                    n/a             n/a             n/a             n/a
Shares outstanding                           n/a             n/a             n/a             n/a
Net asset value and redemption
 price per share(2)                          n/a             n/a             n/a             n/a
Maximum offering price per share             n/a             n/a             n/a             n/a

                                     Pilgrim         Pilgrim         Pilgrim
                                      Growth         LargeCap         MidCap
                                   Opportunities      Growth       Opportunities
                                       Fund            Fund            Fund
                                    ------------    ------------    ------------
Class A:
Net assets                          $107,627,295    $111,934,305    $ 16,352,932
Shares authorized                      unlimited       unlimited       unlimited
Par value                           $       0.01    $       0.00    $       0.01
Shares outstanding                     7,503,747       5,651,604       1,407,902
Net asset value and redemption
 price per share                    $      14.34    $      19.81    $      11.62
Maximum offering price per share
 (5.75%)(1)                         $      15.21    $      21.02    $      12.33
Class B:
Net assets                          $111,148,962    $163,841,301    $ 20,939,452
Shares authorized                      unlimited       unlimited       unlimited
Par value                           $       0.01    $       0.00    $       0.01
Shares outstanding                     8,238,560       8,394,337       1,844,507
Net asset value and redemption
 price per share(2)                 $      13.49    $      19.52    $      11.35
Maximum offering price per share    $      13.49    $      19.52    $      11.35
Class C:
Net assets                          $ 62,709,296    $ 82,629,005    $ 13,358,377
Shares authorized                      unlimited       unlimited       unlimited
Par value                           $       0.01    $       0.00    $       0.01
Shares outstanding                     4,639,726       4,246,224       1,182,345
Net asset value and redemption
 price per share(2)                 $      13.52    $      19.46    $      11.30
Maximum offering price per share    $      13.52    $      19.46    $      11.30
Class I:
Net assets                          $ 61,106,438             n/a    $ 41,539,003
Shares authorized                      unlimited             n/a       unlimited
Par value                                   0.01             n/a    $       0.01
Shares outstanding                     4,146,828             n/a       3,531,454
Net asset value and redemption
 price per share                    $      14.74             n/a    $      11.76
Maximum offering price per share    $      14.74             n/a    $      11.76
Class M:
Net assets                                   n/a             n/a             n/a
Shares authorized                            n/a             n/a             n/a
Par value                                    n/a             n/a             n/a
Shares outstanding                           n/a             n/a             n/a
Net asset value and redemption
 price per share                             n/a             n/a             n/a
Maximum offering price per share
 (3.50%)(3)                                  n/a             n/a             n/a
Class Q:
Net assets                          $  6,040,996    $ 34,616,577    $  2,669,183
Shares authorized                      unlimited       unlimited       unlimited
Par value                           $       0.01    $       0.00    $       0.01
Shares outstanding                       419,942       1,718,194         228,701
Net asset value and redemption
 price per share                    $      14.39    $      20.15    $      11.67
Maximum offering price per share    $      14.39    $      20.15    $      11.67
Class T:
Net assets                          $ 17,755,172             n/a             n/a
Shares authorized                      unlimited             n/a             n/a
Par value                           $       0.01             n/a             n/a
Shares outstanding                     1,304,472             n/a             n/a
Net asset value and redemption
 price per share(2)                 $      13.61             n/a             n/a
Maximum offering price per share    $      13.61             n/a             n/a

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

    STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                    Pilgrim          Pilgrim          Pilgrim         Pilgrim          Pilgrim
                                    MidCap          Growth +          SmallCap        SmallCap         Financial       Pilgrim
                                    Growth            Value        Opportunities       Growth          Services        Internet
                                     Fund             Fund              Fund            Fund             Fund            Fund
                                 -------------    -------------    -------------    -------------    -------------   -------------
ASSETS:
Investments in securities, at
 value*                          $ 247,768,984    $ 453,232,649    $ 348,092,264    $ 252,353,178    $ 367,531,779   $  23,247,607
Short-term investments, at
 value                                 985,000       28,606,000       13,123,000        8,211,000       28,032,000         264,000
Cash                                 1,938,852              974              416        1,035,560              193              38
Receivables:
 Fund shares sold                      591,593        1,579,903        1,324,303          276,617          282,298          55,329
 Dividends and interest                 29,473          304,963              935              610          543,798             649
 Investment securities sold         12,206,048        7,601,624       19,046,189       13,078,378        3,739,790              --
 Other                                   8,194           17,466               --               --               --          91,825
Prepaid expenses                        42,854          164,374          144,302           47,044           24,430          28,331
Reimbursement due from
 manager                                    --               --               --            8,890               --              --
                                 -------------    -------------    -------------    -------------    -------------   -------------
  Total assets                     263,570,998      491,507,953      381,731,409      275,011,277      400,154,288      23,687,779
                                 -------------    -------------    -------------    -------------    -------------   -------------
LIABILITIES:
Payable for investment
 securities purchased               10,613,155        4,346,144       24,564,632       18,587,321        1,554,000              --
Payable for fund shares
 redeemed                            1,029,000        2,274,863        1,299,749        1,855,781        1,129,404          68,116
Payable to affiliates                  352,815          804,683          629,775          428,992          426,599          86,752
Other accrued expenses
 and liabilities                       364,732          350,392          310,017          249,528          376,170         171,183
                                 -------------    -------------    -------------    -------------    -------------   -------------
  Total liabilities                 12,359,702        7,776,082       26,804,173       21,121,622        3,486,173         326,051
                                 -------------    -------------    -------------    -------------    -------------   -------------
NET ASSETS                       $ 251,211,296    $ 483,731,871    $ 354,927,236    $ 253,889,655    $ 396,668,115   $  23,361,728
                                 =============    =============    =============    =============    =============   =============
NET ASSETS WERE
 COMPRISED OF:
Paid-in capital                  $ 351,607,122    $ 884,333,349    $ 456,233,085    $ 301,411,790    $ 350,951,669   $ 153,607,056
Accumulated net investment
 income (loss)                      (2,323,849)      (4,733,500)      (4,198,597)      (2,752,407)         828,812        (278,155)
Accumulated net realized
 gain(loss) on investments and
 foreign currencies               (127,260,378)    (438,234,022)    (132,111,174)     (76,252,703)       3,732,785    (124,196,084)
Net unrealized appreciation
 (depreciation) of investments
 and foreign currencies             29,188,401       42,366,044       35,003,922       31,482,975       41,154,849      (5,771,089)
                                 -------------    -------------    -------------    -------------    -------------   -------------
NET ASSETS                       $ 251,211,296    $ 483,731,871    $ 354,927,236    $ 253,889,655    $ 396,668,115   $  23,361,728
                                 =============    =============    =============    =============    =============   =============
*Cost of securities              $ 218,580,583    $ 410,866,605    $ 313,088,342    $ 220,870,203    $ 326,376,930   $  29,018,696

                 See Accompanying Notes to Financial Statements

    STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                    Pilgrim         Pilgrim         Pilgrim         Pilgrim        Pilgrim
                                     MidCap         Growth +        SmallCap        SmallCap       Financial       Pilgrim
                                     Growth          Value       Opportunities      Growth         Services        Internet
                                      Fund           Fund            Fund            Fund            Fund            Fund
                                  ------------    ------------    ------------    ------------    ------------    ------------
Class A:
Net assets                        $ 66,454,283    $113,338,054    $135,034,830    $ 84,780,343    $227,676,394    $ 11,188,301
Shares authorized                    unlimited       unlimited       unlimited       unlimited      35,000,000       unlimited
Par value                         $       0.00    $       0.01    $       0.01    $       0.00    $       0.00    $      0.001
Shares outstanding                   5,477,105      10,189,802       4,662,217       9,059,232      11,039,077       4,320,633
Net asset value and
 redemption price per share       $      12.13    $      11.12    $      28.96    $       9.36    $      20.62    $       2.59
Maximum offering price per
 share (5.75%)(1)                 $      12.87    $      11.80    $      30.73    $       9.93    $      21.88    $       2.75

Class B:
Net assets                        $ 60,870,734    $236,777,195    $149,974,413    $ 55,235,157    $168,991,721    $  8,603,549
Shares authorized                    unlimited       unlimited       unlimited       unlimited      25,000,000       unlimited
Par value                         $       0.00    $       0.01    $       0.01    $       0.00    $       0.00    $      0.001
Shares outstanding                   4,316,200      22,189,597       5,517,742       4,754,742       8,192,419       3,379,319
Net asset value and
 redemption price per share(2)    $      14.10    $      10.67    $      27.18    $      11.62    $      20.63    $       2.55
Maximum offering price per
 share                            $      14.10    $      10.67    $      27.18    $      11.62    $      20.63    $       2.55

Class C:
Net assets                        $111,440,424    $133,123,137    $ 58,132,530    $108,139,506             n/a    $  3,569,878
Shares authorized                    unlimited       unlimited       unlimited       unlimited             n/a       unlimited
Par value                         $       0.00    $       0.01    $       0.01    $       0.00             n/a    $      0.001
Shares outstanding                  10,066,999      12,482,280       2,143,257      11,894,082             n/a       1,404,854
Net asset value and
 redemption price per share(2)    $      11.07    $      10.66    $      27.12    $       9.09             n/a    $       2.54
Maximum offering price per
 share                            $      11.07    $      10.66    $      27.12    $       9.09             n/a    $       2.54

Class I:
Net assets                                 n/a             n/a    $        168             n/a             n/a             n/a
Shares authorized                          n/a             n/a       unlimited             n/a             n/a             n/a
Par value                                  n/a             n/a    $       0.01             n/a             n/a             n/a
Shares outstanding                         n/a             n/a               6             n/a             n/a             n/a
Net asset value and
 redemption price per share                n/a             n/a    $      29.24             n/a             n/a             n/a
Maximum offering price per
 share                                     n/a             n/a    $      29.24             n/a             n/a             n/a

Class Q:
Net assets                        $ 12,445,855    $    493,485    $  2,299,933    $  5,734,649             n/a             n/a
Shares authorized                    unlimited       unlimited       unlimited       unlimited             n/a             n/a
Par value                         $       0.00    $       0.01    $       0.01    $       0.00             n/a             n/a
Shares outstanding                     806,430          44,820          79,240         547,672             n/a             n/a
Net asset value and
 redemption price per share       $      15.43    $      11.01    $      29.02    $      10.47             n/a             n/a
Maximum offering price per
 share                            $      15.43    $      11.01    $      29.02    $      10.47             n/a             n/a

Class T:
Net assets                                 n/a             n/a    $  9,485,362             n/a             n/a             n/a
Shares authorized                          n/a             n/a       unlimited             n/a             n/a             n/a
Par value                                  n/a             n/a    $       0.01             n/a             n/a             n/a
Shares outstanding                         n/a             n/a         345,591             n/a             n/a             n/a
Net asset value and
 redemption price per share(2)             n/a             n/a    $      27.45             n/a             n/a             n/a
Maximum offering price per
 share                                     n/a             n/a    $      27.45             n/a             n/a             n/a

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

    STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                    Pilgrim          Pilgrim
                                                   Balanced        Convertible
                                                     Fund              Fund
                                                 -------------    -------------
ASSETS:
Investments in securities, at value*             $ 108,388,134    $ 268,685,533
Short-term investments, at value                    11,362,078       15,059,000
Cash                                                        --              870
Receivables:
 Fund shares sold                                      201,157          789,583
 Dividends and interest                                721,384        1,590,608
 Investment securities sold                            554,384          517,500
Prepaid expenses                                        50,069           42,688
                                                 -------------    -------------
  Total assets                                     121,277,206      286,685,782
                                                 -------------    -------------
LIABILITIES:
Payable for investment securities purchased          1,306,110          500,000
Payable for fund shares redeemed                       124,940          977,573
Payable to affiliates                                  141,082          359,247
Payable to custodian                                   169,400               --
Other accrued expenses and liabilities                 132,777          230,352
                                                 -------------    -------------
  Total liabilities                                  1,874,309        2,067,172
                                                 -------------    -------------
NET ASSETS                                       $ 119,402,897    $ 284,618,610
                                                 =============    =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                  $ 127,884,013    $ 369,479,091
Accumulated net investment income                      498,446        1,235,901
Accumulated net realized loss on investments        (1,818,741)     (87,378,658)
Net unrealized appreciation (depreciation) of
 investments                                        (7,160,821)       1,282,276
                                                 -------------    -------------
NET ASSETS                                       $ 119,402,897    $ 284,618,610
                                                 =============    =============
* Cost of securities                             $ 115,548,955    $ 267,403,257

                 See Accompanying Notes to Financial Statements

    STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                       Pilgrim        Pilgrim
                                                      Balanced      Convertible
                                                        Fund            Fund
                                                    ------------    ------------
Class A:
Net assets                                          $ 58,171,909    $ 74,206,382
Shares authorized                                      unlimited       unlimited
Par value                                           $       0.00    $       0.00
Shares outstanding                                     4,683,329       4,649,706
Net asset value and redemption price per share      $      12.42    $      15.96
Maximum offering price per share (5.75%)(1)         $      13.18    $      16.93

Class B:
Net assets                                          $ 34,058,324    $102,739,250
Shares authorized                                      unlimited       unlimited
Par value                                           $       0.00    $       0.00
Shares outstanding                                     2,552,733       5,877,717
Net asset value and redemption price per share(2)   $      13.34    $      17.48
Maximum offering price per share                    $      13.34    $      17.48

Class C:
Net assets                                          $ 20,886,608    $ 94,338,159
Shares authorized                                      unlimited       unlimited
Par value                                           $       0.00    $       0.00
Shares outstanding                                     1,752,160       5,762,896
Net asset value and redemption price per share(2)   $      11.92    $      16.37
Maximum offering price per share                    $      11.92    $      16.37

Class Q:
Net assets                                          $    396,546    $ 13,334,819
Shares authorized                                      unlimited       unlimited
Par value                                           $       0.00    $       0.00
Shares outstanding                                        32,140         859,663
Net asset value and redemption price per share      $      12.34    $      15.51
Maximum offering price per share                    $      12.34    $      15.51

Class T:
Net assets                                          $  5,889,510             n/a
Shares authorized                                      unlimited             n/a
Par value                                           $       0.00             n/a
Shares outstanding                                       442,736             n/a
Net asset value and redemption price per share(2)   $      13.30             n/a
Maximum offering price per share                    $      13.30             n/a

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

STATEMENTS  OF OPERATIONS for the six months ended November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                       Pilgrim          Pilgrim           Pilgrim
                                       Pilgrim        Growth and        Research       Tax Efficient
                                      MagnaCap          Income       Enhanced Index        Equity
                                        Fund             Fund             Fund              Fund
                                    -------------    -------------    -------------    -------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*    $   3,182,036    $   1,239,439    $   1,147,330    $     312,428
Interest                                  509,364          203,014           14,800           54,976
                                    -------------    -------------    -------------    -------------
Total investment income                 3,691,400        1,442,453        1,162,130          367,404
                                    -------------    -------------    -------------    -------------
EXPENSES:
Investment management fees              1,380,426          650,450          556,635          199,538
Distribution fees:
 Class A                                  366,493          241,908           17,001           67,974
 Class B                                  499,164           21,606          336,482           45,209
 Class C                                   50,436           10,809          283,113           10,002
 Class M                                   56,843               --               --               --
 Class Q                                   12,699                8              666               --
 Class T                                       --               --               --               --
Transfer agent fees:
 Class A                                  200,133          193,677            5,731           41,163
 Class B                                   74,853            4,327           28,597            9,588
 Class C                                    6,926            2,239           23,054            2,152
 Class I                                       --               --              389               --
 Class M                                   11,305               --               --               --
 Class Q                                      151                6               37               --
 Class T                                       --               --               --               --
Administrative and service fees            12,810          104,583          118,864           28,053
Shareholder reporting fees                 74,847           21,960           45,750           11,308
Registration and filing fees               61,594           93,458           16,059           12,294
Professional fees                          30,195           25,620           22,363            9,148
Custody and accounting fees                87,291           29,097           79,182           30,561
Directors' fees                            15,189            5,124            5,490            1,098
Insurance fees                              4,700            1,900            1,277            3,364
Miscellaneous fees                          5,502            8,292            3,682            5,290
                                    -------------    -------------    -------------    -------------
 Total expenses                         2,951,557        1,415,064        1,544,372          476,742
                                    -------------    -------------    -------------    -------------
Less:
 Waived and reimbursed fees                    --               --               --           74,289
                                    -------------    -------------    -------------    -------------
 Net expenses                           2,951,557        1,415,064        1,544,372          402,453
                                    -------------    -------------    -------------    -------------
Net investment income (loss)              739,843           27,389         (382,242)         (35,049)
                                    -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized gain (loss) on
 investments and futures               15,761,716        8,505,048      (19,649,867)        (169,217)
Net change in unrealized
 appreciation (depreciation) of
 investments and futures              (55,612,331)     (30,558,741)       3,245,596       (4,326,048)
                                    -------------    -------------    -------------    -------------
 Net realized and unrealized loss
  on investments and futures          (39,850,615)     (22,053,693)     (16,404,271)      (4,495,265)
                                    -------------    -------------    -------------    -------------
Decrease in net assets resulting
 from operations                    $ (39,110,772)   $ (22,026,304)   $ (16,786,513)   $  (4,530,314)
                                    =============    =============    =============    =============
* Foreign taxes                     $       2,247               --    $       4,103               --

                                      Pilgrim          Pilgrim          Pilgrim
                                       Growth          LargeCap          MidCap
                                   Opportunities        Growth        Opportunities
                                        Fund             Fund             Fund
                                    -------------    -------------    -------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*    $     286,335    $   1,032,917    $      51,907
Interest                                   41,064          140,159           92,709
                                    -------------    -------------    -------------
Total investment income                   327,399        1,173,076          144,616
                                    -------------    -------------    -------------
EXPENSES:
Investment management fees              2,002,308        1,636,436          509,578
Distribution fees:
 Class A                                  189,227          228,860           28,240
 Class B                                  639,520          914,717          112,964
 Class C                                  367,843          475,909           74,358
 Class M                                       --               --               --
 Class Q                                    8,255           34,651            3,310
 Class T                                  102,865               --               --
Transfer agent fees:
 Class A                                   65,848          136,609           16,704
 Class B                                   66,770          191,032           20,040
 Class C                                   37,422           99,333           12,508
 Class I                                      872               --              728
 Class M                                       --               --               --
 Class Q                                       88            2,869               34
 Class T                                    9,820               --               --
Administrative and service fees           452,069           21,960           56,448
Shareholder reporting fees                188,779           54,900           27,450
Registration and filing fees               69,765          150,707           46,427
Professional fees                          79,280           21,960           37,515
Custody and accounting fees               110,585          175,680           36,600
Directors' fees                            18,235           18,300            5,124
Insurance fees                              1,701           15,985            1,239
Miscellaneous fees                         29,236           11,129           27,803
                                    -------------    -------------    -------------
 Total expenses                         4,440,488        4,191,037        1,017,070
                                    -------------    -------------    -------------
Less:
 Waived and reimbursed fees                    --               --               --
                                    -------------    -------------    -------------
 Net expenses                           4,440,488        4,191,037        1,017,070
                                    -------------    -------------    -------------
Net investment income (loss)           (4,113,089)      (3,017,961)        (872,454)
                                    -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized gain (loss) on
 investments and futures             (145,708,065)    (150,405,962)     (27,539,125)
Net change in unrealized
 appreciation (depreciation) of
 investments and futures               27,582,605       51,153,615        2,090,121
                                    -------------    -------------    -------------
 Net realized and unrealized loss
  on investments and futures         (118,125,460)     (99,252,347)     (25,449,004)
                                    -------------    -------------    -------------
Decrease in net assets resulting
 from operations                    $(122,238,549)   $(102,270,308)   $ (26,321,458)
                                    =============    =============    =============
* Foreign taxes                                 --               --               --

                 See Accompanying Notes to Financial Statements

STATEMENTS  OF OPERATIONS for the six months ended November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------


                                       Pilgrim         Pilgrim          Pilgrim         Pilgrim         Pilgrim
                                       MidCap          Growth +         SmallCap        SmallCap        Financial        Pilgrim
                                       Growth           Value        Opportunities       Growth         Services         Internet
                                        Fund             Fund            Fund             Fund            Fund             Fund
                                    ------------    -------------    -------------    -------------    ------------    ------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*    $    143,672    $   1,157,001    $      63,471    $      48,545    $  4,139,616    $      3,690
Interest                                 199,825          360,603          225,023          371,094         458,007           5,927
                                    ------------    -------------    -------------    -------------    ------------    ------------
Total investment income                  343,497        1,517,604          288,494          419,639       4,597,623           9,617
                                    ------------    -------------    -------------    -------------    ------------    ------------
EXPENSES:
Investment management fees             1,040,544        2,786,826        1,953,548        1,476,006       1,533,865         157,027
Distribution fees:
 Class A                                 128,600          199,315          211,614          172,034         303,499          20,916
 Class B                                 336,231        1,358,721          849,495          311,164         878,756          46,920
 Class C                                 617,255          761,406          326,824          638,789              --          18,943
 Class Q                                  16,619              579            3,062            8,632              --              --
 Class T                                      --               --           56,619               --              --              --
Transfer agent fees:
 Class A                                  66,904           49,829           72,230           95,948         390,945          16,335
 Class B                                  60,849           95,111           83,858           59,977         279,929          12,563
 Class C                                 111,762           52,350           32,267          125,325              --           5,065
 Class Q                                   1,400              138              298            2,142              --              --
 Class T                                      --               --            5,296               --              --              --
Administrative and service fees           13,542          486,022          378,355           14,640          12,261          27,202
Shareholder reporting fees                75,030          112,545          115,015           70,638         188,135          34,302
Registration and filing fees              54,901           83,394           81,877           53,791          24,180          39,826
Professional fees                         27,633          146,400          228,750           36,966          74,162          22,024
Custody and accounting fees               98,820           87,840           55,815           80,154          51,240          36,600
Directors' fees                            8,601           18,300           15,555           10,980          17,568           2,999
Insurance fees                             3,578            4,678            7,182            3,588           6,003             333
Miscellaneous fees                         5,077            7,650            9,431           16,638           5,429           9,779
                                    ------------    -------------    -------------    -------------    ------------    ------------
 Total expenses                        2,667,346        6,251,104        4,487,091        3,177,412       3,765,972         450,834
                                    ------------    -------------    -------------    -------------    ------------    ------------
Less:
 Waived and reimbursed fees                   --               --               --            5,366              --         163,062
                                    ------------    -------------    -------------    -------------    ------------    ------------
 Net expenses                          2,667,346        6,251,104        4,487,091        3,172,046       3,765,972         287,772
                                    ------------    -------------    -------------    -------------    ------------    ------------
Net investment income (loss)          (2,323,849)      (4,733,500)      (4,198,597)      (2,752,407)        831,651        (278,155)
                                    ------------    -------------    -------------    -------------    ------------    ------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized gain (loss) on
 investments                         (78,035,573)    (129,288,359)     (78,472,124)     (51,694,671)     34,112,712     (27,926,526)
Net change in unrealized
 appreciation (depreciation) of
 investments                           7,984,964          931,527      (24,780,233)     (24,590,349)    (36,964,783)     16,207,035
                                    ------------    -------------    -------------    -------------    ------------    ------------
 Net realized and unrealized loss
  on investments                     (70,050,609)    (128,356,832)    (103,252,357)     (76,285,020)     (2,852,071)    (11,719,491)
                                    ------------    -------------    -------------    -------------    ------------    ------------
Decrease in net assets resulting
 from operations                    $(72,374,458)   $(133,090,332)   $(107,450,954)   $ (79,037,427)   $ (2,020,420)   $(11,997,646)
                                    ============    =============    =============    =============    ============    ============
* Foreign taxes                               --    $       5,897               --               --              --              --

                 See Accompanying Notes to Financial Statements

STATEMENTS  OF OPERATIONS for the six months ended November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                        Pilgrim         Pilgrim
                                                                        Balanced      Convertible
                                                                          Fund           Fund
                                                                      ------------    ------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*                                      $    412,804    $  1,557,834
Interest                                                                 2,564,185       3,957,216
                                                                      ------------    ------------
 Total investment income                                                 2,976,989       5,515,050
                                                                      ------------    ------------
EXPENSES:
Investment management fees                                                 455,831       1,175,724
Distribution fees:
 Class A                                                                   103,541         144,776
 Class B                                                                   169,344         550,294
 Class C                                                                   107,084         507,052
 Class Q                                                                       465          23,986
 Class T                                                                    24,721              --
Transfer agent fees:
 Class A                                                                    52,932          69,137
 Class B                                                                    31,161          87,208
 Class C                                                                    19,393          83,422
 Class Q                                                                       372           1,495
 Class T                                                                     5,480              --
Administrative and service fees                                              9,150          62,952
Shareholder reporting fees                                                  42,456          57,959
Registration and filing fees                                                24,954              --
Professional fees                                                           16,836          57,096
Custody and accounting fees                                                 38,796          45,933
Directors' fees                                                              2,013           9,150
Insurance fees                                                               1,922           3,623
Miscellaneous fees                                                           3,492          10,841
                                                                      ------------    ------------
 Total expenses                                                          1,109,943       2,890,648
                                                                      ------------    ------------
Less:
 Waived and reimbursed fees                                                 85,875              --
                                                                      ------------    ------------
 Net expenses                                                            1,024,068       2,890,648
                                                                      ------------    ------------
Net investment income                                                    1,952,921       2,624,402
                                                                      ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments                                    671,734     (84,641,053)
Net change in unrealized appreciation (depreciation) of investments     (8,424,209)     47,237,401
                                                                      ------------    ------------
 Net realized and unrealized loss on investments                        (7,752,475)    (37,403,652)
                                                                      ------------    ------------
Decrease in net assets resulting from operations                      $ (5,799,554)   $(34,779,250)
                                                                      ============    ============
* Foreign taxes                                                       $      2,050              --

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                          Pilgrim MagnaCap Fund
                                             -----------------------------------------------
                                              Six Months      Eleven Months        Year
                                                Ended            Ended            Ended
                                              November 30,       May 31,         June 30,
                                                 2001             2001             2000
                                             -------------    -------------    -------------
FROM OPERATIONS:
Net investment income (loss)                 $     739,843    $     631,110    $   1,079,687
Net realized gain (loss) on investments         15,761,716       63,559,889       29,968,024
Net change in unrealized depreciation of
 investments                                   (55,612,331)     (72,272,816)     (35,597,984)
                                             -------------    -------------    -------------
Net decrease in net assets resulting from
 operations                                  $ (39,110,772)   $  (8,081,817)   $  (4,550,273)
                                             -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                       (1,439,361)      (1,630,626)      (1,038,566)
  Class B                                               --          (22,115)              --
  Class C                                               --             (945)              --
  Class M                                          (25,311)          (4,626)         (12,763)
  Class Q                                          (90,549)         (66,993)              --
Net realized gain from investments             (57,616,918)     (47,090,684)     (48,878,271)
                                             -------------    -------------    -------------
Total distributions                            (59,172,139)     (48,815,989)     (49,929,600)
                                             -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                25,242,633       36,855,285      169,844,202
Net proceeds from shares issued in merger               --       69,632,639               --
Shares resulting from dividend
 reinvestments                                  47,889,255       40,302,303       45,853,052
                                             -------------    -------------    -------------
                                                73,131,888      146,790,227      215,697,254
Cost of shares redeemed                        (45,247,867)     (78,040,728)    (245,236,862)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions      27,884,021       68,749,499      (29,539,608)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets          (70,398,890)      11,851,693      (84,019,481)
                                             -------------    -------------    -------------
NET ASSETS:
Beginning of period                            429,519,677      417,667,984      501,687,465
                                             -------------    -------------    -------------
End of period                                $ 359,120,787    $ 429,519,677    $ 417,667,984
                                             =============    =============    =============
Undistributed net investment income (loss)
 at end of period                            $    (815,378)   $          --    $     872,876
                                             =============    =============    =============

                                                     Pilgrim Growth and Income Fund
                                             -----------------------------------------------
                                               Six Months      Five Months         Year
                                                 Ended            Ended           Ended
                                              November 30,        May 31,       December 31,
                                                  2001             2001            2000
                                             -------------    -------------    -------------
FROM OPERATIONS:
Net investment income (loss)                 $      27,389    $    (350,783)   $    (158,364)
Net realized gain (loss) on investments          8,505,048       (8,374,851)      36,335,197
Net change in unrealized depreciation of
 investments                                   (30,558,741)      (5,227,499)     (43,042,039)
                                             -------------    -------------    -------------
Net decrease in net assets resulting from
 operations                                  $ (22,026,304)   $ (13,953,133)   $  (6,865,206)
                                             -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                          (48,444)              --          (22,244)
  Class B                                               --               --               --
  Class C                                               --               --               --
  Class M                                               --               --               --
  Class Q                                               --               --               --
Net realized gain from investments              (4,093,062)              --      (41,013,548)
                                             -------------    -------------    -------------
Total distributions                             (4,141,506)              --      (41,035,792)
                                             -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                13,028,063        9,762,846       44,113,735
Net proceeds from shares issued in merger               --       32,272,403               --
Shares resulting from dividend
 reinvestments                                   3,622,009               --       35,741,121
                                             -------------    -------------    -------------
                                                16,650,072       42,035,249       79,854,856
Cost of shares redeemed                        (17,389,518)     (34,544,687)     (58,698,351)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions        (739,446)       7,490,562       21,156,505
                                             -------------    -------------    -------------
Net increase (decrease) in net assets          (26,907,256)      (6,462,571)     (26,744,493)
                                             -------------    -------------    -------------
NET ASSETS:
Beginning of period                            221,324,675      227,787,246      254,531,739
                                             -------------    -------------    -------------
End of period                                $ 194,417,419    $ 221,324,675    $ 227,787,246
                                             =============    =============    =============
Undistributed net investment income (loss)
 at end of period                            $     (21,055)   $          --    $          --
                                             =============    =============    =============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                    Pilgrim Research Enhanced Index Fund
                                               -----------------------------------------------
                                                 Six Months      Seven Months       Year
                                                   Ended            Ended           Ended
                                                November 30,        May 31,       October 31,
                                                    2001             2001            2000
                                               -------------    -------------    -------------
FROM OPERATIONS:
Net investment income (loss)                   $    (382,242)   $    (745,522)   $  (1,241,287)
Net realized loss on investments and futures     (19,649,867)      (9,758,933)      (1,264,718)
Net change in unrealized appreciation
 (depreciation) of investments and futures         3,245,596      (17,931,672)       4,751,252
                                               -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from operations                     $ (16,786,513)   $ (28,436,127)   $   2,245,247
                                               -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                 --               --               --
  Class B                                                 --               --               --
  Class C                                                 --               --               --
Net realized gain from investments                        --               --       (3,268,200)
                                               -------------    -------------    -------------
Total distributions                                       --               --       (3,268,200)
                                               -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                   8,252,295       22,144,706       70,474,849
Shares resulting from dividend
 reinvestments                                            --               --        1,900,825
                                               -------------    -------------    -------------
                                                   8,252,295       22,144,706       72,375,674
Cost of shares redeemed                          (25,806,886)     (47,147,064)     (66,766,343)
                                               -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions       (17,554,591)     (25,002,358)       5,609,331
                                               -------------    -------------    -------------
Net increase (decrease) in net assets            (34,341,104)     (53,438,485)       4,586,378
                                               -------------    -------------    -------------
NET ASSETS:
Beginning of period                              181,354,550      234,793,035      230,206,657
                                               -------------    -------------    -------------
End of period                                  $ 147,013,446    $ 181,354,550    $ 234,793,035
                                               =============    =============    =============
Undistributed net investment income (loss)
 at end of period                              $    (382,242)   $          --    $          --
                                               =============    =============    =============

                                                      Pilgrim Tax Efficient Equity Fund
                                               -----------------------------------------------
                                                Six Months      Seven Months         Year
                                                   Ended            Ended           Ended
                                                November 30,       May 31,        October 31,
                                                   2001             2001             2000
                                               -------------    -------------    -------------
FROM OPERATIONS:
Net investment income (loss)                   $     (35,049)   $      35,185    $     135,256
Net realized loss on investments and futures        (169,217)         (61,178)        (346,870)
Net change in unrealized appreciation
 (depreciation) of investments and futures        (4,326,048)      (4,150,929)       2,162,263
                                               -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from operations                     $  (4,530,314)   $  (4,176,922)   $   1,950,649
                                               -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                 --         (105,257)        (204,514)
  Class B                                                 --          (13,160)         (20,815)
  Class C                                                 --           (3,524)          (8,313)
Net realized gain from investments                        --               --               --
                                               -------------    -------------    -------------
Total distributions                                       --         (121,941)        (233,642)
                                               -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                   1,253,779        5,293,131       13,556,964
Shares resulting from dividend
 reinvestments                                            --          121,942          227,910
                                               -------------    -------------    -------------
                                                   1,253,779        5,415,073       13,784,874
Cost of shares redeemed                           (2,045,628)      (8,092,057)     (10,838,306)
                                               -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions          (791,849)      (2,676,984)       2,946,568
                                               -------------    -------------    -------------
Net increase (decrease) in net assets             (5,322,163)      (6,975,847)       4,663,575
                                               -------------    -------------    -------------
NET ASSETS:
Beginning of period                               54,772,817       61,748,664       57,085,089
                                               -------------    -------------    -------------
End of period                                  $  49,450,654    $  54,772,817    $  61,748,664
                                               =============    =============    =============
Undistributed net investment income (loss)
 at end of period                              $     (35,049)   $          --    $      82,919
                                               =============    =============    =============

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                    Pilgrim Growth Opportunities Fund
                                             -----------------------------------------------
                                              Six Months       Five Months          Year
                                                Ended             Ended            Ended
                                             November 30,        May 31,        December 31,
                                                 2001              2001             2000
                                             -------------    -------------    -------------
FROM OPERATIONS:
Net investment loss                          $  (4,113,089)   $  (4,047,103)   $  (8,378,898)
Net realized gain (loss) on investments       (145,708,065)    (186,849,526)     (44,978,445)
Net change in unrealized appreciation
 (depreciation) of investments                  27,582,605       (9,865,713)    (137,522,500)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from operations                    (122,238,549)    (200,762,342)    (190,879,843)
                                             -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
 Class A                                                --               --               --
 Class B                                                --               --               --
 Class C                                                --               --               --
 Class Q                                                --               --               --
Net realized gain from investments                      --               --      (41,120,168)
                                             -------------    -------------    -------------
Total distributions                                     --               --      (41,120,168)
                                             -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                37,310,696       85,048,337      726,623,810
Net proceeds from shares issued in merger               --               --               --
Shares resulting from dividend
 reinvestments                                          --               --       30,960,648
                                             -------------    -------------    -------------
                                                37,310,696       85,048,337      757,584,458
Cost of shares redeemed                        (79,868,305)     (80,753,091)    (225,228,540)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions     (42,557,609)       4,295,246      532,355,918
                                             -------------    -------------    -------------
Net increase (decrease) in net assets         (164,796,158)    (196,467,096)     300,355,907
                                             -------------    -------------    -------------
NET ASSETS:
Beginning of period                            531,184,317      727,651,413      427,295,506
                                             -------------    -------------    -------------
End of period                                $ 366,388,159    $ 531,184,317    $ 727,651,413
                                             =============    =============    =============
Undistributed net investment loss at
 end of period                               $  (4,113,089)   $          --    $          --
                                             =============    =============    =============

                                                      Pilgrim LargeCap Growth Fund
                                             -----------------------------------------------
                                               Six Months     Eleven Months         Year
                                                 Ended            Ended            Ended
                                              November 30,       May 31,          June 30,
                                                  2001             2001             2000
                                             -------------    -------------    -------------
FROM OPERATIONS:
Net investment loss                          $  (3,017,961)   $  (7,121,127)   $  (5,317,970)
Net realized gain (loss) on investments       (150,405,962)    (174,109,898)      13,498,698
Net change in unrealized appreciation
 (depreciation) of investments                  51,153,615     (173,014,281)     147,558,169
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from operations                    (102,270,308)    (354,245,306)     155,738,897
                                             -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
 Class A                                           (23,469)              --               --
 Class B                                                --               --               --
 Class C                                                --               --               --
 Class Q                                           (16,058)              --               --
Net realized gain from investments                      --       (8,506,681)      (3,085,512)
                                             -------------    -------------    -------------
Total distributions                                (39,527)      (8,506,681)      (3,085,512)
                                             -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                85,952,310      305,120,966      532,535,020
Net proceeds from shares issued in merger               --      110,393,160               --
Shares resulting from dividend
 reinvestments                                      26,929        5,079,126        2,521,879
                                             -------------    -------------    -------------
                                                85,979,239      420,593,252      535,056,899
Cost of shares redeemed                       (106,799,080)    (238,728,153)     (93,636,480)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions     (20,819,841)     181,865,099      441,420,419
                                             -------------    -------------    -------------
Net increase (decrease) in net assets         (123,129,676)    (180,886,888)     594,073,804
                                             -------------    -------------    -------------
NET ASSETS:
Beginning of period                            516,150,864      697,037,752      102,963,948
                                             -------------    -------------    -------------
End of period                                $ 393,021,188    $ 516,150,864    $ 697,037,752
                                             =============    =============    =============
Undistributed net investment loss at
 end of period                               $  (3,057,488)   $          --    $          --
                                             =============    =============    =============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                    Pilgrim MidCap Opportunities Fund
                                             -----------------------------------------------
                                               Six Months      Five Months          Year
                                                  Ended           Ended            Ended
                                              November 30,       May 31,        December 31,
                                                  2001            2001              2000
                                             -------------    -------------    -------------
FROM OPERATIONS:
Net investment loss                          $    (872,454)   $    (879,029)   $  (1,458,611)
Net realized gain (loss) on investments        (27,539,125)     (25,966,455)       7,746,077
Net change in unrealized appreciation
 (depreciation) of investments                   2,090,121      (14,150,486)     (15,822,878)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from operations                     (26,321,458)     (40,995,970)      (9,535,412)
                                             -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net realized gain from investments                      --               --      (15,667,624)
                                             -------------    -------------    -------------
Total distributions                                     --               --      (15,667,624)
                                             -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                16,018,954        9,802,023      106,404,210
Net proceeds from shares issued in merger               --       30,843,894               --
Shares resulting from dividend
 reinvestments                                          --               --       12,544,986
                                             -------------    -------------    -------------
                                                16,018,954       40,645,917      118,949,196
Cost of shares redeemed                        (21,529,851)     (31,459,743)     (22,301,858)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions      (5,510,897)       9,186,174       96,647,338
                                             -------------    -------------    -------------
Net increase (decrease) in net assets          (31,832,355)     (31,809,796)      71,444,302
                                             -------------    -------------    -------------
NET ASSETS:
Beginning of period                            126,691,302      158,501,098       87,056,796
                                             -------------    -------------    -------------
End of period                                $  94,858,947    $ 126,691,302    $ 158,501,098
                                             =============    =============    =============
Undistributed net investment loss at
 end of period                               $    (872,454)   $          --    $          --
                                             =============    =============    =============

                                                       Pilgrim MidCap Growth Fund
                                             -----------------------------------------------
                                               Six Months     Eleven Months         Year
                                                 Ended            Ended            Ended
                                              November 30,       May 31,          June 30,
                                                  2001             2001             2000
                                             -------------    -------------    -------------
FROM OPERATIONS:
Net investment loss                          $  (2,323,849)   $  (5,522,878)   $  (6,452,374)
Net realized gain (loss) on investments        (78,035,573)     (18,681,763)      85,093,448
Net change in unrealized appreciation
 (depreciation) of investments                   7,984,964     (163,691,749)     119,946,995
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from operations                     (72,374,458)    (187,896,390)     198,588,069
                                             -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net realized gain from investments              (2,035,802)     (93,914,355)     (88,397,148)
                                             -------------    -------------    -------------
Total distributions                             (2,035,802)     (93,914,355)     (88,397,148)
                                             -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                23,767,331      222,525,037      353,806,052
Net proceeds from shares issued in merger               --               --               --
Shares resulting from dividend
 reinvestments                                   1,024,441       44,622,188       78,987,177
                                             -------------    -------------    -------------
                                                24,791,772      267,147,225      432,793,229
Cost of shares redeemed                        (55,751,340)    (170,111,949)    (281,762,942)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions     (30,959,568)      97,035,276      151,030,287
                                             -------------    -------------    -------------
Net increase (decrease) in net assets         (105,369,828)    (184,775,469)     261,221,208
                                             -------------    -------------    -------------
NET ASSETS:
Beginning of period                            356,581,124      541,356,593      280,135,385
                                             -------------    -------------    -------------
End of period                                $ 251,211,296    $ 356,581,124    $ 541,356,593
                                             =============    =============    =============
Undistributed net investment loss at
 end of period                               $  (2,323,849)   $          --    $          --
                                             =============    =============    =============

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                         Pilgrim Growth + Value Fund
                                            -----------------------------------------------------
                                                Six Months       Seven Months          Year
                                                  Ended             Ended              Ended
                                               November 30,        May 31,          October 31,
                                                   2001              2001              2000
                                            ---------------    ---------------    ---------------
FROM OPERATIONS:
Net investment loss                         $    (4,733,500)   $    (8,973,823)   $   (13,479,347)
Net realized gain (loss) on investments        (129,288,359)      (301,751,046)        96,147,664
Net change in unrealized appreciation
 (depreciation) of investments                      931,527       (104,576,146)        50,016,590
                                            ---------------    ---------------    ---------------
Net increase (decrease) in net assets
 resulting from operations                     (133,090,332)      (415,301,015)       132,684,907
                                            ---------------    ---------------    ---------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net realized gain from investments                       --        (93,173,524)       (52,769,105)
Tax return of capital                                    --         (2,724,028)                --
                                            ---------------    ---------------    ---------------
Total distributions                                      --        (95,897,552)       (52,769,105)
                                            ---------------    ---------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                 55,607,174        271,208,423        795,463,400
Net proceeds from shares issued in merger                --                 --                 --
Shares resulting from dividend
 reinvestments                                           --         62,411,607         32,130,552
                                            ---------------    ---------------    ---------------
                                                 55,607,174        333,620,030        827,593,952
Cost of shares redeemed                        (108,666,342)      (199,253,732)      (253,638,470)
                                            ---------------    ---------------    ---------------
Net increase (decrease) in net assets
 resulting from capital share transaction       (53,059,168)       134,366,298        573,955,482
                                            ---------------    ---------------    ---------------
Net increase (decrease) in net assets          (186,149,500)      (376,832,269)       653,871,284
                                            ---------------    ---------------    ---------------
NET ASSETS:
Beginning of period                             669,881,371      1,046,713,640        392,842,356
                                            ---------------    ---------------    ---------------
End of period                               $   483,731,871    $   669,881,371    $ 1,046,713,640
                                            ===============    ===============    ===============
Undistributed net investment loss at
 end of period                              $    (4,733,500)   $            --    $            --
                                            ===============    ===============    ===============

                                                    Pilgrim SmallCap Opportunities Fund
                                            -----------------------------------------------------
                                               Six Months       Five Months           Year
                                                 Ended             Ended              Ended
                                              November 30,        May 31,         December 31,
                                                  2001              2001              2000
                                            ---------------    ---------------    ---------------
FROM OPERATIONS:
Net investment loss                         $    (4,198,597)   $    (3,643,091)   $   (10,536,111)
Net realized gain (loss) on investments         (78,472,124)       (21,202,558)       (16,488,885)
Net change in unrealized appreciation
 (depreciation) of investments                  (24,780,233)       (81,917,523)       (45,920,205)
                                            ---------------    ---------------    ---------------
Net increase (decrease) in net assets
 resulting from operations                     (107,450,954)      (106,763,172)       (72,945,201)
                                            ---------------    ---------------    ---------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net realized gain from investments              (12,207,533)                --        (99,067,878)
Tax return of capital                                    --                 --                 --
                                            ---------------    ---------------    ---------------
Total distributions                             (12,207,533)                --        (99,067,878)
                                            ---------------    ---------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                 90,157,375         39,685,223        488,213,149
Net proceeds from shares issued in merger                --         29,533,351                 --
Shares resulting from dividend
 reinvestments                                    8,875,556                 --         69,587,907
                                            ---------------    ---------------    ---------------
                                                 99,032,931         69,218,574        557,801,056
Cost of shares redeemed                         (88,861,126)       (71,756,890)      (306,341,551)
                                            ---------------    ---------------    ---------------
Net increase (decrease) in net assets
 resulting from capital share transaction        10,171,805         (2,538,316)       251,459,505
                                            ---------------    ---------------    ---------------
Net increase (decrease) in net assets          (109,486,682)      (109,301,488)        79,446,426
                                            ---------------    ---------------    ---------------
NET ASSETS:
Beginning of period                             464,413,918        573,715,406        494,268,980
                                            ---------------    ---------------    ---------------
End of period                               $   354,927,236    $   464,413,918    $   573,715,406
                                            ===============    ===============    ===============
Undistributed net investment loss at
 end of period                              $    (4,198,597)   $            --    $            --
                                            ===============    ===============    ===============

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                      Pilgrim SmallCap Growth Fund
                                             -----------------------------------------------
                                               Six Months     Eleven Months         Year
                                                 Ended            Ended            Ended
                                              November 30,       May 31,          June 30,
                                                  2001             2001             2000
                                             -------------    -------------    -------------
FROM OPERATIONS:
Net investment income (loss)                 $  (2,752,407)   $  (6,648,603)   $  (7,259,094)
Net realized gain (loss) on investments        (51,694,671)       5,605,591       85,003,902
Net change in unrealized appreciation
 (depreciation) of investments                 (24,590,349)    (130,267,810)     102,235,975
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from operations                     (79,037,427)    (131,310,822)     179,980,783
                                             -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                               --               --               --
  Class B                                               --               --               --
Net realized gain from investments                (394,336)     (55,662,276)    (158,396,508)
                                             -------------    -------------    -------------
Total distributions                               (394,336)     (55,662,276)    (158,396,508)
                                             -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                85,194,704      219,056,344      364,010,289
Shares resulting from dividend
 reinvestments                                     182,988       23,213,444      136,805,877
                                             -------------    -------------    -------------
                                                85,377,692      242,269,788      500,816,166
Cost of shares redeemed                       (115,486,655)    (199,385,564)    (331,453,908)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions     (30,108,963)      42,884,224      169,362,258
                                             -------------    -------------    -------------
Net increase (decrease) in net assets         (109,540,726)    (144,088,874)     190,946,533
                                             -------------    -------------    -------------
NET ASSETS:
Beginning of period                            363,430,381      507,519,255      316,572,722
                                             -------------    -------------    -------------
End of period                                $ 253,889,655    $ 363,430,381    $ 507,519,255
                                             =============    =============    =============
Undistributed net investment income (loss)
 at end of period                            $  (2,752,407)   $          --    $          --
                                             =============    =============    =============

                                                     Pilgrim Financial Services Fund
                                             -----------------------------------------------
                                               Six Months     Eleven Months         Year
                                                  Ended           Ended            Ended
                                              November 30,       May 31,          June 30,
                                                  2001             2001             2000
                                             -------------    -------------    -------------
FROM OPERATIONS:
Net investment income (loss)                 $     831,651    $   4,460,554    $   5,575,238
Net realized gain (loss) on investments         34,112,712       11,011,288        3,137,070
Net change in unrealized appreciation
 (depreciation) of investments                 (36,964,783)     136,148,063     (157,531,125)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from operations                      (2,020,420)     151,619,905     (148,818,817)
                                             -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                       (3,329,927)      (4,003,134)      (3,582,529)
  Class B                                       (1,133,229)      (1,571,962)        (323,162)
Net realized gain from investments             (41,374,824)      (3,149,271)     (70,854,746)
                                             -------------    -------------    -------------
Total distributions                            (45,837,980)      (8,724,367)     (74,760,437)
                                             -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                27,535,429       61,218,759       63,452,556
Shares resulting from dividend
 reinvestments                                  30,407,278        5,753,464       58,391,711
                                             -------------    -------------    -------------
                                                57,942,707       66,972,223      121,844,267
Cost of shares redeemed                        (48,796,645)    (132,417,129)    (285,960,147)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions       9,146,062      (65,444,906)    (164,115,880)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets          (38,712,338)      77,450,632     (387,695,134)
                                             -------------    -------------    -------------
NET ASSETS:
Beginning of period                            435,380,453      357,929,821      745,624,955
                                             -------------    -------------    -------------
End of period                                $ 396,668,115    $ 435,380,453    $ 357,929,821
                                             =============    =============    =============
Undistributed net investment income (loss)
 at end of period                            $     828,812    $   4,460,317    $   5,574,859
                                             =============    =============    =============

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                             Pilgrim Internet Fund
                                                             ------------------------------------------------------
                                                                 Six Months        Seven Months          Year
                                                                   Ended               Ended            Ended
                                                             November 30, 2001     May 31, 2001    October 31, 2000
                                                             -----------------    -------------    ----------------
FROM OPERATIONS:
Net investment loss                                            $    (278,155)     $    (633,877)     $  (2,845,744)
Net realized gain (loss) on investments                          (27,926,526)       (90,601,785)        15,164,736
Net change in unrealized appreciation (depreciation) of
 investments                                                      16,207,035         24,521,151        (56,248,640)
                                                               -------------      -------------      -------------
Net decrease in net assets resulting from operations             (11,997,646)       (66,714,511)       (43,929,648)
                                                               -------------      -------------      -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net realized gain from investments                                        --        (17,676,837)        (1,624,240)
                                                               -------------      -------------      -------------
Total distributions                                                       --        (17,676,837)        (1,624,240)
                                                               -------------      -------------      -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   1,464,128         30,058,607        236,367,067
Shares resulting from dividend reinvestments                              --         16,483,861          1,536,878
                                                               -------------      -------------      -------------
                                                                   1,464,128         46,542,468        237,903,945
Cost of shares redeemed                                           (3,293,759)       (44,182,481)      (130,146,155)
                                                               -------------      -------------      -------------
Net increase (decrease) in net assets resulting from capital
 share transactions                                               (1,829,631)         2,359,987        107,757,790
                                                               -------------      -------------      -------------
Net increase (decrease) in net assets                            (13,827,277)       (82,031,361)        62,203,902
                                                               -------------      -------------      -------------
NET ASSETS:
Beginning of period                                               37,189,005        119,220,366         57,016,464
                                                               -------------      -------------      -------------
End of period                                                  $  23,361,728      $  37,189,005      $ 119,220,366
                                                               =============      =============      =============
Undistributed net investment loss at end of period             $    (278,155)     $          --      $          --
                                                               =============      =============      =============

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                          Pilgrim Balanced Fund
                                             -----------------------------------------------
                                              Six Months      Eleven Months        Year
                                                 Ended            Ended            Ended
                                             November 30,        May 31,         June 30,
                                                 2001              2001            2000
                                             -------------    -------------    -------------
FROM OPERATIONS:
Net investment income                        $   1,952,921    $   3,904,269    $   1,744,544
Net realized gain (loss) on investments            671,734       (1,616,640)      10,481,616
Net change in unrealized appreciation
 (depreciation) of investments                  (8,424,209)      (3,330,551)     (17,791,175)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from operations                      (5,799,554)      (1,042,922)      (5,565,015)
                                             -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                       (1,194,207)      (2,160,525)        (229,987)
  Class B                                         (538,415)        (985,710)        (140,731)
  Class C                                         (378,723)        (682,525)        (417,990)
  Class Q                                           (7,986)         (10,659)          (4,652)
  Class T                                         (111,902)        (298,008)              --
Net realized gain from investments                (484,742)     (10,205,280)      (7,355,531)
                                             -------------    -------------    -------------
Total distributions                             (2,715,975)     (14,342,707)      (8,148,891)
                                             -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                22,865,358       32,659,504       14,115,466
Net proceeds from shares issued in merger               --               --      120,445,073
Shares resulting from dividend
 reinvestments                                   2,142,040       11,072,991        6,982,714
                                             -------------    -------------    -------------
                                                25,007,398       43,732,495      141,543,253
Cost of shares redeemed                        (25,170,822)     (41,904,310)     (24,486,297)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions        (163,424)       1,828,185      117,056,956
                                             -------------    -------------    -------------
Net increase (decrease) in net assets           (8,678,953)     (13,557,444)     103,343,050
                                             -------------    -------------    -------------
NET ASSETS:
Beginning of period                            128,081,850      141,639,294       38,296,244
                                             -------------    -------------    -------------
End of period                                $ 119,402,897    $ 128,081,850    $ 141,639,294
                                             =============    =============    =============
Undistributed net investment income at
 end of period                               $     498,446    $     776,758    $   1,009,916
                                             =============    =============    =============

                                                         Pilgrim Convertible Fund
                                             -----------------------------------------------
                                              Six Months      Eleven Months        Year
                                                 Ended            Ended            Ended
                                             November 30,        May 31,         June 30,
                                                 2001              2001            2000
                                             -------------    -------------    -------------
FROM OPERATIONS:
Net investment income                        $   2,624,402    $   7,393,607    $   4,826,371
Net realized gain (loss) on investments        (84,641,053)      25,240,635       70,655,086
Net change in unrealized appreciation
 (depreciation) of investments                  47,237,401     (125,518,453)      29,680,606
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from operations                     (34,779,250)     (92,884,211)     105,162,063
                                             -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                       (1,225,525)      (2,742,655)      (1,119,420)
  Class B                                       (1,045,571)      (1,907,503)        (674,174)
  Class C                                       (1,029,152)      (2,150,950)        (908,198)
  Class Q                                         (311,178)      (1,131,972)        (450,509)
  Class T                                               --               --               --
Net realized gain from investments              (1,658,653)     (91,080,548)     (42,129,281)
                                             -------------    -------------    -------------
Total distributions                             (5,270,079)     (99,013,628)     (45,281,582)
                                             -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                30,709,905      161,509,462      220,047,461
Net proceeds from shares issued in merger               --               --               --
Shares resulting from dividend
 reinvestments                                   3,407,183       62,313,647       38,566,753
                                             -------------    -------------    -------------
                                                34,117,088      223,823,109      258,614,214
Cost of shares redeemed                        (81,702,160)    (143,352,464)     (93,851,800)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions     (47,585,072)      80,470,645      164,762,414
                                             -------------    -------------    -------------
Net increase (decrease) in net assets          (87,634,401)    (111,427,194)     224,642,895
                                             -------------    -------------    -------------
NET ASSETS:
Beginning of period                            372,253,011      483,680,205      259,037,310
                                             -------------    -------------    -------------
End of period                                $ 284,618,610    $ 372,253,011    $ 483,680,205
                                             =============    =============    =============
Undistributed net investment income at
 end of period                               $   1,235,901    $   2,222,925    $   2,762,398
                                             =============    =============    =============

                 See Accompanying Notes to Financial Statements

PILGRIM MAGNACAP FUND (UNAUDITED)                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                             Class A
                                              --------------------------------------------------------------------
                                              Six Months   Eleven Months
                                                Ended         Ended                  Year Ended June 30,
                                               Nov. 30,       May 31,      ---------------------------------------
                                                2001          2001(4)       2000       1999       1998      1997
                                               -------        -------      -------    -------    -------   -------
Per Share Operating Performance:
 Net asset value, beginning of period      $     13.54          15.84        17.69      17.07      15.92     16.69
 Income from investment operations:
 Net investment income (loss)              $      0.04           0.05         0.07       0.07       0.04      0.10
 Net realized and unrealized gain (loss)
 on investments                            $     (1.27)         (0.38)       (0.08)      2.37       3.02      4.16
 Total from investment operations          $     (1.23)         (0.33)       (0.01)      2.44       3.06      4.26
 Less distributions from:
 Net investment income                     $      0.07           0.09         0.05       0.04       0.06      0.12
 Net realized gains on investments         $      1.90           1.88         1.79       1.78       1.85      4.91
 Total distributions                       $      1.97           1.97         1.84       1.82       1.91      5.03
 Net asset value, end of period            $     10.34          13.54        15.84      17.69      17.07     15.92
 Total Return(2):                          %     (8.94)         (2.77)       (0.36)     15.93      20.53     30.82
Ratios and Supplemental Data:
 Net assets, end of period (000's)         $   231,708        277,722      303,864    368,508    348,759   290,355
 Ratios to average net assets:
 Expenses(3)                               %      1.35           1.31         1.29       1.35       1.37      1.46
 Net investment income (loss)(3)           %      0.60           0.33         0.41       0.41       0.29      0.64
 Portfolio turnover rate                   %        51             92           26         48         53        77

                                                                             Class B
                                              --------------------------------------------------------------------
                                              Six Months   Eleven Months
                                                Ended          Ended                  Year Ended June 30,
                                               Nov. 30,       May 31,      ---------------------------------------
                                                2001          2001(4)       2000       1999       1998      1997
                                               -------        -------      -------    -------    -------   -------
Per Share Operating Performance:
 Net asset value, beginning of period      $     13.14          15.44        17.36      16.86      15.81     16.59
 Income from investment operations:
 Net investment income (loss)              $      0.01          (0.01)       (0.05)     (0.04)     (0.04)       --
 Net realized and unrealized gain (loss)
 on investments                            $     (1.24)         (0.41)       (0.08)      2.32       2.97      4.13
 Total from investment operations          $     (1.23)         (0.42)       (0.13)      2.28       2.93      4.13
 Less distributions from:
 Net investment income                     $        --             --           --         --       0.03        --
 Net realized gains on investments         $      1.90           1.88         1.79       1.78       1.85      4.91
 Total distributions                       $      1.90           1.88         1.79       1.78       1.88      4.91
 Net asset value, end of period            $     10.01          13.14        15.44      17.36      16.86     15.81
 Total Return(2):                          %     (9.25)         (3.40)       (1.11)     15.12      19.76     29.92
Ratios and Supplemental Data:
 Net assets, end of period (000's)         $    92,995        112,286       87,167    116,227     77,787    37,427
 Ratios to average net assets:
 Expenses(3)                               %      2.05           2.01         1.99       2.05       2.07      2.16
 Net investment income (loss)(3)           %     (0.09)         (0.37)       (0.29)     (0.29)     (0.41)    (0.04)
 Portfolio turnover rate                   %        51             92           26         48         53        77

                                                                   Class C
                                             ---------------------------------------------------
                                             Six Months    Eleven Months     Year      June 1,
                                                Ended         Ended         Ended     1999(1) to
                                               Nov. 30,       May 31,      June 30,     June 30,
                                                2001          2001(4)       2000        1999
                                               -------        -------      -------     -------
Per Share Operating Performance:
 Net asset value, beginning of period      $     13.14          15.44        17.37       16.69
 Income from investment operations:
 Net investment income (loss)              $        --          (0.01)       (0.10)         --
 Net realized and unrealized gain (loss)
 on investments                            $     (1.22)         (0.41)       (0.04)       0.68
 Total from investment operations          $     (1.22)         (0.42)       (0.14)       0.68
 Less distributions from:
 Net investment income                     $        --             --           --          --
 Net realized gains on investments         $      1.90           1.88         1.79          --
 Total distributions                       $      1.90           1.88         1.79          --
 Net asset value, end of period            $     10.02          13.14        15.44       17.37
 Total Return(2):                          %     (9.18)         (3.41)       (1.17)       4.07
Ratios and Supplemental Data:
 Net assets, end of period (000's)         $    10,086         10,887        3,660         601
 Ratios to average net assets:
 Expenses(3)                               %      2.05           2.01         1.99        1.12
 Net investment income (loss)(3)           %     (0.06)         (0.37)       (0.29)       0.42
 Portfolio turnover rate                   %        51             92           26          48

                                                                             Class M
                                              --------------------------------------------------------------------
                                              Six Months   Eleven Months
                                                Ended          Ended                 Year Ended June 30,
                                               Nov. 30,       May 31,      ---------------------------------------
                                                2001          2001(4)       2000       1999       1998      1997
                                               -------        -------      -------    -------    -------   -------
Per Share Operating Performance:
 Net asset value, beginning of period      $     13.36          15.64        17.51      16.95      15.87     16.63
 Income from investment operations:
 Net investment income (loss)              $      0.02             --        (0.01)     (0.01)        --      0.02
 Net realized and unrealized gain (loss)
 on investments                            $     (1.25)         (0.39)       (0.06)      2.35       2.98      4.16
 Total from investment operations          $     (1.23)         (0.39)       (0.07)      2.34       2.98      4.18
 Less distributions from:
 Net investment income                     $      0.02           0.01         0.01         --       0.05      0.03
 Net realized gains on investments         $      1.90           1.88         1.79       1.78       1.85      4.91
 Total distributions                       $      1.92           1.89         1.80       1.78       1.90      4.94
 Net asset value, end of period            $     10.21          13.36        15.64      17.51      16.95     15.87
 Total Return(2):                          %     (9.08)         (3.21)       (0.71)     15.41      20.00     30.26
Ratios and Supplemental Data:
 Net assets, end of period (000's)         $    14,118         17,440       13,050     16,351     14,675     6,748
 Ratios to average net assets:
 Expenses(3)                               %      1.80           1.76         1.74       1.80       1.82      1.91
 Net investment income (loss)(3)           %      0.16          (0.12)       (0.04)     (0.04)     (0.16)     0.22
 Portfolio turnover rate                   %        51             92           26         48         53        77

(1)  Commencement of offering shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                  PILGRIM GROWTH AND INCOME FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                 Class A
                                               ------------------------------------------------------------------------------
                                               Six Months    Five Months
                                                 Ended         Ended                      Year Ended December 31,
                                               November 30,    May 31,      -------------------------------------------------
                                                  2001         2001(5)      2000(4)     1999       1998      1997      1996
                                                 -------       -------      -------    -------    -------   -------   -------
Per Share Operating Performance:
 Net asset value, beginning of period        $     17.14         18.10        22.38      21.91      20.27     18.56     15.71
 Income from investment operations:
 Net investment income (loss)                $      0.00*        (0.03)       (0.01)      0.05         --      0.05      0.07
 Net realized and unrealized gain (loss) on
 investments                                 $     (1.71)        (0.93)       (0.51)      3.33       4.30      5.46      4.08
 Total from investment operations            $     (1.71)        (0.96)       (0.52)      3.38       4.30      5.51      4.15
 Less distributions from:
 Net investment income                       $      0.00*           --           --       0.05         --      0.07      0.13
 Net realized gains from investments         $      0.33            --         3.76       2.86       2.66      3.73      1.17
 Total distributions                         $      0.33            --         3.76       2.91       2.66      3.80      1.30
 Net asset value, end of period              $     15.10         17.14        18.10      22.38      21.91     20.27     18.56
 Total Return(2)                             %     (9.97)        (5.30)       (3.13)     15.54      21.42     30.36     26.46
Ratios and Supplemental Data:
 Net assets, end of period (000's)           $   188,019       212,962      226,905    254,532    245,790   228,037   200,309
 Ratios to average net assets:
 Expenses(3)                                 %      1.39          1.48         1.09       0.95       1.16      1.17      1.13
 Net investment income (loss)(3)             %      0.05         (0.32)       (0.06)      0.21       0.06      0.21      0.43
 Portfolio turnover rate                     %        57            54           85         86         63        88       101

                                                           Class B                                    Class C
                                           --------------------------------------     ----------------------------------------
                                           Six Months    Five Months   August 22,     Six Months    Five Months   September 26,
                                              Ended         Ended    2000(1) thru        Ended         Ended      2000(1) thru
                                           November 30,     May 31,   December 31,    November 30,    May 31,     December 31,
                                              2001         2001(5)       2000             2001        2001(5)        2000
                                             -------       -------      -------          -------      -------       -------
Per Share Operating Performance:
 Net asset value, beginning of period   $      17.09         18.09        24.16            17.04        18.05         23.40
 Income from investment operations:
 Net investment loss                    $      (0.05)        (0.05)       (0.02)           (0.05)       (0.03)        (0.02)
 Net realized and unrealized loss on
 investments                            $      (1.72)        (0.95)       (2.73)           (1.71)       (0.98)        (2.01)
 Total from investment operations       $      (1.77)        (1.00)       (2.75)           (1.76)       (1.01)        (2.03)
 Less distributions from:
 Net realized gains on investments      $       0.33            --         3.32             0.33           --          3.32
 Total distributions                    $       0.33            --         3.32             0.33           --          3.32
 Net asset value, end of period         $      14.99         17.09        18.09            14.95        17.04         18.05
 Total Return(2)                        %     (10.37)        (5.53)      (11.95)          (10.34)       (5.60)        (9.30)
Ratios and Supplemental Data:
 Net assets, end of period (000's)      $      4,240         4,901          722            2,139        3,462           160
 Ratios to average net assets:
 Expenses(3)                            %       2.14          2.23         1.84             2.14         2.23          1.64
 Net investment loss(3)                 %      (0.70)        (1.07)       (0.81)           (0.70)       (1.07)        (0.81)
 Portfolio turnover rate                %         57            54           85               57           54            85

(1)  Commencement of offerings of shares
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) Effective July 26, 2000, ING Pilgrim Investments, LLC. became the Investment Manager of the Fund.
(5)  The Fund changed its fiscal year end to May 31.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

PILGRIM RESEARCH ENHANCED INDEX FUND (UNAUDITED)            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                             Class A
                                                       -------------------------------------------------
                                                       Six Months   Seven Months                 Period
                                                         Ended         Ended       Year Ended     Ended
                                                        Nov. 30,       May 31,      Oct. 31,     Oct. 31,
                                                          2001         2001(5)        2000       1999(1)
                                                         -------       -------       -------     -------
Per Share Operating Performance:
 Net asset value, beginning of period              $        9.87         11.17         11.14       10.00
 Income from investment operations:
 Net investment income (loss)                      $        0.00*        (0.01)           --        0.01
 Net realized and unrealized gain (loss) on
 investments                                       $       (0.89)        (1.29)         0.18        1.13
 Total from investment operations                  $       (0.89)        (1.30)         0.18        1.14
 Less distributions from:
 Net realized gains on investments                 $          --            --          0.15          --
 Total distributions                               $          --            --          0.15          --
 Net asset value, end of period                    $        8.98          9.87         11.17       11.14
 Total Return(2)                                   %       (9.02)       (11.64)         1.55       11.40
Ratios and Supplemental Data:
 Net assets, end of period (000's)                 $      11,994        12,748        23,571      27,091
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)       %        1.47          1.45          1.37        1.29(4)
 Gross expenses prior to expense reimbursement(3)  %        1.47          1.45          1.37        1.56
 Net investment income (loss) after expense
 reimbursement(3)                                  %       (0.01)        (0.13)         0.01        0.23(4)
 Portfolio turnover rate                           %          74            26            57          26

                                                                             Class B
                                                       -------------------------------------------------
                                                       Six Months   Seven Months                 Period
                                                         Ended          Ended      Year Ended    Ended
                                                        Nov. 30,       May 31,      Oct. 31,    Oct. 31,
                                                          2001         2001(5)        2000       1999(1)
                                                         -------       -------       -------     -------
Per Share Operating Performance:
 Net asset value, beginning of period              $        9.70         11.04         11.09       10.00
 Income from investment operations:
 Net investment income (loss)                      $       (0.04)        (0.05)        (0.08)      (0.02)
 Net realized and unrealized gain (loss) on
 investments                                       $       (0.87)        (1.29)         0.18        1.11
 Total from investment operations                  $       (0.91)        (1.34)         0.10        1.09
 Less distributions from:
 Net realized gains on investments                 $          --            --          0.15          --
 Total distributions                               $          --            --          0.15          --
 Net asset value, end of period                    $        8.79          9.70         11.04       11.09
 Total Return(2)                                   %       (9.38)       (12.14)         0.83       10.90
Ratios and Supplemental Data:
 Net assets, end of period (000's)                 $      63,098        76,726        94,028      99,249
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)       %        2.17          2.15          2.07        1.99(4)
 Gross expenses prior to expense reimbursement(3)  %        2.17          2.15          2.07        2.29
 Net investment income (loss) after expense
 reimbursement(3)                                  %       (0.71)        (0.83)        (0.70)      (0.49)(4)
 Portfolio turnover rate                           %          74            26            57          26

                                                                                   Class C
                                                             -------------------------------------------------
                                                             Six Months    Seven Months                Period
                                                                Ended         Ended      Year Ended     Ended
                                                             November 30,    May 31,     October 31,   Oct. 31,
                                                                2001         2001(5)        2000       1999(1)
                                                               -------       -------       -------     -------
Per Share Operating Performance:
 Net asset value, beginning of period                    $        9.70         11.05         11.09       10.00
 Income from investment operations:
 Net investment loss                                     $       (0.05)        (0.05)        (0.08)      (0.02)
 Net realized and unrealized gain (loss) on investments  $       (0.86)        (1.30)         0.19        1.11
 Total from investment operations                        $       (0.91)        (1.35)         0.11        1.09
 Less distributions from:
 Net realized gains on investments                       $          --            --          0.15          --
 Total distributions                                     $          --            --          0.15          --
 Net asset value, end of period                          $        8.79          9.70         11.05       11.09
 Total Return(2)                                         %       (9.38)       (12.22)         0.92       10.90
Ratios and Supplemental Data:
 Net assets, end of period (000's)                       $      48,363        66,252        88,449      75,941
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)             %        2.17          2.15          2.07        1.99(4)
 Gross expenses prior to expense reimbursement(3)        %        2.17          2.15          2.07        2.27
 Net investment loss after expense reimbursement(3)      %       (0.71)        (0.83)        (0.70)      (0.49)(4)
 Portfolio turnover rate                                 %          74            26            57          26

(1)  The Fund commenced operations on December 30, 1998.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  Expenses calculated net of taxes and advisor reimbursement.
(5)  The Fund changed its fiscal year end to May 31.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS               PILGRIM TAX EFFICIENT EQUITY FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                  Class A
                                                             -----------------------------------------------
                                                             Six Months  Seven Months
                                                               Ended        Ended      Year Ended October 31,
                                                              Nov. 30,      May 31,    ---------------------
                                                                2001        2001(4)      2000       1999(1)
                                                               ------       ------      ------      ------
Per Share Operating Performance:
 Net asset value, beginning of period                    $      11.52        12.37       11.99       10.00
 Income from investment operations:
 Net investment income (loss)                            $       0.00*        0.02        0.05        0.04
 Net realized and unrealized gain (loss) on investments  $      (0.95)       (0.84)       0.38        1.95
 Total from investment operations                        $      (0.95)       (0.82)       0.43        1.99
 Less distributions from:
 Net investment income                                   $         --         0.03        0.05          --
 Total distributions                                     $         --         0.03        0.05          --
 Net asset value, end of period                          $      10.57        11.52       12.37       11.99
 Total Return(2)                                         %      (8.25)       (6.66)       3.62       19.90
Ratios and Supplemental Data:
 Net assets, end of period (000's)                       $     38,486       42,640      47,647      45,714
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)          %       1.45         1.40        1.31        1.28
 Gross expenses prior to expense reimbursement(3)        %       1.77         1.78        2.22        2.40
 Ratio of net investment income (loss) after expense
 reimbursement(3)(5)                                     %       0.03         0.25        0.36        0.49
 Portfolio turnover rate                                 %          5            9          14           9

                                                                                  Class B
                                                             -----------------------------------------------
                                                             Six Months  Seven Months
                                                                Ended       Ended      Year Ended October 31,
                                                               Nov. 30,     May 31,    ---------------------
                                                                2001        2001(4)      2000       1999(1)
                                                               ------       ------      ------      ------
Per Share Operating Performance:
 Net asset value, beginning of period                    $      11.41        12.28       11.96       10.00
 Income from investment operations:
 Net investment income (loss)                            $      (0.04)       (0.03)      (0.04)      (0.01)
 Net realized and unrealized gain (loss) on investments  $      (0.95)       (0.83)       0.39        1.97
 Total from investment operations                        $      (0.99)       (0.86)       0.35        1.96
 Less distributions from:
 Net investment income                                   $         --         0.01        0.03          --
 Total distributions                                     $         --         0.01        0.03          --
 Net asset value, end of period                          $      10.42        11.41       12.28       11.96
 Total Return(2)                                         %      (8.59)       (6.97)       2.94       19.60
Ratios and Supplemental Data:
 Net assets, end of period (000's)                       $      8,977        9,930       8,268       7,059
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)          %       2.20         2.05        1.96        1.95
 Gross expenses prior to expense reimbursement(3)        %       2.42         2.43        2.47        2.66
 Ratio of net investment income (loss) after expense
 reimbursement(3)(5)                                     %      (0.72)       (0.40)      (0.29)      (0.14)
 Portfolio turnover rate                                 %          5            9          14           9

                                                                                  Class C
                                                            ------------------------------------------------
                                                             Six Months  Seven Months
                                                               Ended        Ended      Year Ended October 31,
                                                            November 30,    May 31,    ---------------------
                                                                2001        2001(4)      2000       1999(1)
                                                               ------       ------      ------      ------
Per Share Operating Performance:
 Net asset value, beginning of period                    $      11.33        12.20       11.92       10.00
 Income from investment operations:
 Net investment income (loss)                            $      (0.04)       (0.01)      (0.04)         --
 Net realized and unrealized gain (loss) on investments  $      (0.94)       (0.85)       0.39        1.92
 Total from investment operations                        $      (0.98)       (0.86)       0.35        1.92
 Less distributions from:
 Net investment income                                   $         --         0.01        0.07          --
 Total distributions                                     $         --         0.01        0.07          --
 Net asset value, end of period                          $      10.35        11.33       12.20       11.92
 Total Return(2)                                         %      (8.56)       (7.01)       2.91       19.20
Ratios and Supplemental Data:
 Net assets, end of period (000's)                       $      1,987        2,202       2,870       1,222
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)          %       2.20         2.05        1.95        1.97
 Gross expenses prior to expense reimbursement(3)        %       2.42         2.43        2.47        2.64
 Ratio of net investment loss after expense
 reimbursement(3)(5)                                     %      (0.72)       (0.40)      (0.32)      (0.14)
 Portfolio turnover rate                                 %          5            9          14           9

(1)  The Fund commenced operations on December 15, 1998.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(3)  Annualized for periods less than a year.
(4)  The Fund changed its fiscal year end to May 31.
(5) The Investment Manager has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

PILGRIM GROWTH OPPORTUNITIES FUND (UNAUDITED)               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                 Class A
                                            ------------------------------------------------------------------------------
                                            Six Months   Five Months
                                              Ended         Ended                    Year Ended December 31,
                                             Nov. 30,       May 31,    ---------------------------------------------------
                                               2001         2001(4)     2000       1999       1998       1997       1996
                                              -------       -------    -------    -------    -------    -------    -------
Per Share Operating Performance:
 Net asset value, beginning of period     $     18.63         25.45      33.17      26.06      21.26      17.92      15.53
 Income from investment operations:
 Net investment income (loss)             $     (0.18)        (0.11)     (0.21)     (0.15)     (0.08)      0.03       0.02
 Net realized and unrealized gain
 (loss) on investments                    $     (4.11)        (6.71)     (6.02)     20.10       5.09       4.16       3.18
 Total from investment operations         $     (4.29)        (6.82)     (6.23)     19.95       5.01       4.19       3.20
 Less distributions from:
 Net realized gains on investments        $        --            --       1.49      12.84       0.21       0.85       0.81
 Total distributions                      $        --            --       1.49      12.84       0.21       0.85       0.81
 Net asset value, end of period           $     14.34         18.63      25.45      33.17      26.06      21.26      17.92
 Total Return(1)                          %    (23.03)       (26.80)    (19.11)     93.26      23.61      23.59      20.54
Ratios and Supplemental Data:
 Net assets, end of period (000's)        $   107,627       158,754    206,590    101,260     29,358      9,334      4,750
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)                         %      1.80          1.73       1.46       1.39       1.37       1.37(3)    1.50(3)
 Gross expenses prior to expense
 reimbursement(2)                         %      1.80          1.73       1.46       1.39       1.37       1.40       1.56
 Net investment income (loss) after
 expense reimbursement(2)                 %     (1.65)        (1.34)     (0.86)     (0.98)     (0.47)      0.04(3)    0.11(3)
 Portfolio turnover rate                  %       251           217        326        286         98         32         62

                                                                                 Class B
                                            ------------------------------------------------------------------------------
                                            Six Months   Five Months
                                              Ended         Ended                    Year Ended December 31,
                                             Nov. 30,       May 31,    ---------------------------------------------------
                                               2001         2001(4)     2000       1999       1998       1997       1996
                                              -------       -------    -------    -------    -------    -------    -------
Per Share Operating Performance:
 Net asset value, beginning of period     $     17.58         24.09      31.70      25.46      20.93      17.76      15.50
 Income from investment operations:
 Net investment income (loss)             $     (0.25)        (0.17)     (0.35)     (0.18)     (0.23)     (0.15)     (0.06)
 Net realized and unrealized gain
 (loss) on investments                    $     (3.84)        (6.34)     (5.77)     19.26       4.97       4.17       3.13
 Total from investment operations         $     (4.09)        (6.51)     (6.12)     19.08       4.74       4.02       3.07
 Less distributions from:
 Net realized gains on investments        $        --            --       1.49      12.84       0.21       0.85       0.81
 Total distributions                      $        --            --       1.49      12.84       0.21       0.85       0.81
 Net asset value, end of period           $     13.49         17.58      24.09      31.70      25.46      20.93      17.76
 Total Return(1)                          %    (23.26)       (27.02)    (19.66)     91.84      22.69      22.84      19.74
 Ratios and Supplemental Data:
 Net assets, end of period (000's)        $   111,149       162,106    224,299     88,305     15,480      8,815      4,444
Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)                         %      2.50          2.43       2.16       2.10       2.13       2.14       2.20(3)
 Gross expenses prior to expense
 reimbursement(2)                         %      2.50          2.43       2.16       2.10       2.13       2.14       2.24
 Net investment income (loss) after
 expense reimbursement(2)                 %     (2.35)        (2.04)     (1.56)     (1.69)     (1.26)     (0.95)     (0.55)(3)
 Portfolio turnover rate                  %       251           217        326        286         98         32         62

                                                                                 Class C
                                            ------------------------------------------------------------------------------
                                            Six Months   Five Months
                                               Ended        Ended                   Year Ended December 31,
                                             Nov. 30,       May 31,    ---------------------------------------------------
                                               2001         2001(4)     2000       1999       1998       1997       1996
                                              -------       -------    -------    -------    -------    -------    -------
Per Share Operating Performance:
 Net asset value, beginning of period     $     17.62         24.13      31.75      25.48      20.91      17.76      15.50
 Income from investment operations:
 Net investment loss                      $     (0.25)        (0.17)     (0.31)     (0.10)     (0.27)     (0.13)     (0.05)
 Net realized and unrealized gain (loss)
 on investments                           $     (3.85)        (6.34)     (5.82)     19.21       5.05       4.13       3.12
 Total from investment operations         $     (4.10)        (6.51)     (6.13)     19.11       4.78       4.00       3.07
 Less distributions from:
 Net realized gains on investments        $        --            --       1.49      12.84       0.21       0.85       0.81
 Total distributions                      $        --            --       1.49      12.84       0.21       0.85       0.81
 Net asset value, end of period           $     13.52         17.62      24.13      31.75      25.48      20.91      17.76
 Total Return(1)                          %    (23.27)       (26.98)    (19.65)     91.90      22.90      22.73      19.74
Ratios and Supplemental Data:
 Net assets, end of period (000's)        $    62,709        93,537    130,389     21,006      1,625      1,152        365
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)                         %      2.50          2.43       2.16       2.10       2.13       2.17       2.20(3)
 Gross expenses prior to expense
 reimbursement(2)                         %      2.50          2.43       2.16       2.10       2.13       2.17       2.35
 Net investment loss after expense
 reimbursement(2)                         %     (2.35)        (2.04)     (1.56)     (1.69)     (1.24)     (1.00)     (0.57)(3)
 Portfolio turnover rate                  %       251           217        326        286         98         32         62

                                                                                 Class T
                                            ------------------------------------------------------------------------------
                                            Six Months   Five Months
                                               Ended        Ended                   Year Ended December 31,
                                             Nov. 30,      May 31,     ---------------------------------------------------
                                               2001         2001(4)     2000       1999       1998       1997       1996
                                              -------       -------    -------    -------    -------    -------    -------
Per Share Operating Performance:
 Net asset value, beginning of period     $     17.73         24.29      31.93      25.59      21.02      17.82      15.53
 Income from investment operations:
 Net investment loss                      $     (0.43)        (0.17)     (0.50)     (0.39)     (0.36)     (0.17)     (0.06)
 Net realized and unrealized gain (loss)
 on investments                           $     (3.69)        (6.39)     (5.65)     19.57       5.14       4.22       3.16
 Total from investment operations         $     (4.12)        (6.56)     (6.15)     19.18       4.78       4.05       3.10
 Less distributions from:
 Net realized gains on investments        $        --            --       1.49      12.84       0.21       0.85       0.81
 Total distributions                      $        --            --       1.49      12.84       0.21       0.85       0.81
 Net asset value, end of period           $     13.61         17.73      24.29      31.93      25.59      21.02      17.82
 Total Return(1)                          %    (23.24)       (27.01)    (19.60)     91.72      22.79      22.94      19.90
Ratios and Supplemental Data:
 Net assets, end of period (000's)        $    17,755        29,666     48,095     83,772     52,023     73,674     70,406
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)                         %      2.45          2.38       2.11       2.03       2.05       2.03       2.00(3)
 Gross expenses prior to expense
 reimbursement(2)                         %      2.45          2.38       2.11       2.03       2.05       2.03       2.04
 Net investment loss after expense
 reimbursement(2)                         %     (2.30)        (1.99)     (1.51)     (1.62)     (1.19)     (0.81)     (3.05)(3)
 Portfolio turnover rate                  %       251           217        326        286         98         32         62

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(2)  Annualized for periods less than a year.
(3)  Expenses calculated net of taxes and advisor reimbursement.
(4)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                    PILGRIM LARGECAP GROWTH FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                               Class A
                                            ---------------------------------------------------------------------------
                                            Six Months  Eleven Months    Year     Three Months     Year       July 21,
                                               Ended        Ended        Ended        Ended       Ended      1997(1) to
                                              Nov. 30,      May 31,    June 30,     June 30,     March 31,    March 31,
                                               2001        2001(6)       2000        1999(2)       1999         1998
                                              -------      -------      -------      -------      -------      -------
Per Share Operating Performance:
 Net asset value, beginning of period     $     24.40        43.12        28.09        24.94        15.73        12.50
 Income from investment operations:
 Net investment loss                      $     (0.06)       (0.20)       (0.22)       (0.02)       (0.08)       (0.03)
 Net realized and unrealized gain (loss)
 on investments                           $     (4.53)      (18.05)       15.63         3.17         9.77         3.29
 Total from investment operations         $     (4.59)      (18.25)       15.41         3.15         9.69         3.26
 Less distributions from:
 Net investment income                    $      0.00*          --           --           --           --           --
 Net realized gains on investments        $        --         0.47         0.38           --         0.48         0.03
 Total distributions                      $      0.00*        0.47         0.38           --         0.48         0.03
 Net asset value, end of period           $     19.81        24.40        43.12        28.09        24.94        15.73
 Total Return(3):                         %    (18.79)      (42.67)       55.35        12.63        63.06        62.35
Ratios and Supplemental Data:
 Net assets, end of period (000's)        $   111,934      161,824      186,261       30,108       12,445        4,742
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(4)(5)         %      1.52         1.47         1.36         1.43         1.59         1.60
 Gross expenses prior to expense
 reimbursement (recoupment)(4)            %      1.52         1.47         1.36         1.45         2.24         4.70
 Net investment loss after expense
 reimbursement (recoupment)(4)(5)         %     (0.99)       (0.78)       (0.87)       (0.56)       (0.65)       (0.87)
 Portfolio turnover rate                  %       275          331          139           27          253          306

                                                                               Class B
                                            ---------------------------------------------------------------------------
                                            Six Months  Eleven Months    Year     Three Months      Year      July 21,
                                              Ended         Ended        Ended        Ended        Ended     1997(1) to
                                             Nov. 30,      May 31,      June 30,     June 30,     March 31,   March 31,
                                               2001        2001(6)       2000        1999(2)       1999         1998
                                              -------      -------      -------      -------      -------      -------
Per Share Operating Performance:
 Net asset value, beginning of period     $     24.14        42.94        28.15        25.04        15.64        12.50
 Income from investment operations:
 Net investment loss                      $     (0.19)       (0.41)       (0.39)       (0.05)       (0.08)       (0.07)
 Net realized and unrealized gain (loss)
 on investments                           $     (4.43)      (17.92)       15.56         3.16         9.71         3.24
 Total from investment operations         $     (4.62)      (18.33)       15.17         3.11         9.63         3.17
 Less distributions from:
 Net investment income                    $        --           --           --           --           --           --
 Net realized gains on investments        $        --         0.47         0.38           --         0.23         0.03
 Total distributions                      $        --         0.47         0.38           --         0.23         0.03
 Net asset value, end of period           $     19.52        24.14        42.94        28.15        25.04        15.64
 Total Return(3):                         %    (19.14)      (43.04)       55.37        12.42        62.28        61.08
Ratios and Supplemental Data:
 Net assets, end of period (000's)        $   163,841      224,572      333,256       49,057       20,039        3,187
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(4)(5)         %      2.17         2.12         2.01         2.08         2.24         2.25
 Gross expenses prior to expense
 reimbursement (recoupment)(4)            %      2.17         2.12         2.01         2.10         2.89         4.78
 Net investment loss after expense
 reimbursement (recoupment)(4)(5)         %     (1.64)       (1.43)       (1.52)       (1.21)       (1.28)       (1.36)
 Portfolio turnover rate                  %       275          331          139           27          253          306

                                                                               Class C
                                            ---------------------------------------------------------------------------
                                            Six Months  Eleven Months    Year     Three Months     Year       July 21,
                                               Ended       Ended         Ended        Ended       Ended      1997(1) to
                                            November 30,    May 31,     June 30,     June 30,    March 31,    March 31,
                                               2001        2001(6)       2000        1999(2)       1999         1998
                                              -------      -------      -------      -------      -------      -------
Per Share Operating Performance:
 Net asset value, beginning of period     $     24.07        42.82        28.07        24.97        15.63        12.50
 Income from investment operations:
 Net investment loss                      $     (0.19)       (0.39)       (0.35)       (0.06)       (0.07)       (0.05)
 Net realized and unrealized gain (loss)
 on investments                           $     (4.42)      (17.89)       15.48         3.16         9.65         3.24
 Total from investment operations         $     (4.61)      (18.28)       15.13         3.10         9.58         3.19
 Less distributions from:
 Net realized gains on investments        $        --         0.47         0.38           --         0.24         0.06
 Total distributions                      $        --         0.47         0.38           --         0.24         0.66
 Net asset value, end of period           $     19.46        24.07        42.82        28.07        24.97        15.63
 Total Return(3):                         $    (19.11)      (43.04)       54.38        12.41        61.97        61.38
Ratios and Supplemental Data:             %
 Net assets, end of period (000's)             82,629      117,222      152,682       17,755        8,004          960
 Ratios to average net assets:            $
 Net expenses after expense
 reimbursement (recoupment)(4)(5)         %      2.17         2.12         2.01         2.08         2.25         2.25
 Gross expenses prior to expense
 reimbursement (recoupment)(4)            %      2.17         2.12         2.01         2.10         2.90         7.79
 Net investment loss after expense
 reimbursement (recoupment)(4)(5)         %     (1.64)       (1.43)       (1.52)       (1.21)       (1.26)       (1.49)
 Portfolio turnover rate                  %       275          331          139           27          253          306

(1)  The Fund commenced operations on July 21, 1997.
(2) Effective May 24, 1999, ING Pilgrim Investments LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(6)  The Fund changed its fiscal year end to May 31.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

PILGRIM MIDCAP OPPORTUNITIES FUND (UNAUDITED)               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                         Class A
                                             -------------------------------------------------------------
                                             Six Months   Five Months               Year Ended
                                                Ended        Ended                 December 31,
                                               Nov. 30,      May 31,     ---------------------------------
                                                2001        2001(5)       2000         1999        1998(1)
                                                ----        -------       ----         ----        -------
Per Share Operating Performance:
 Net asset value, beginning of period    $      14.58        19.12        21.29        12.96       10.00
 Income from investment operations:
 Net investment loss                     $      (0.09)       (0.11)       (0.15)       (0.09)      (0.03)
 Net realized and unrealized gain
 (loss) on investments                   $      (2.87)       (4.43)        0.16        12.01        2.99
 Total from investment operations        $      (2.96)       (4.54)        0.01        11.92        2.96
 Less distributions from:
 Net realized gains on investments       $         --           --         2.18         3.59          --
 Total distributions                     $         --           --         2.18         3.59          --
 Net asset value, end of period          $      11.62        14.58        19.12        21.29       12.96
 Total Return(2):                        %     (20.30)      (23.74)       (0.35)      103.24       29.60
Ratios and Supplemental Data:
 Net assets, end of period (000's)       $     16,353       24,265       25,742        6,291         610
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                        %       1.94         2.06         1.66         1.74        1.80(4)
 Gross expenses prior to expense
 reimbursement(3)                        %       1.94         2.06         1.66         1.74        2.42
 Net investment loss after expense
 reimbursement(3)                        %      (1.66)       (1.52)       (0.96)       (1.34)      (1.10)(4)
 Portfolio turnover rate                 %        229          182          188          201          61


                                                                          Class B
                                             ------------------------------------------------------------
                                             Six Months   Five Months               Year Ended
                                               Ended        Ended                  December 31,
                                              Nov. 30,      May 31,       -------------------------------
                                                2001        2001(5)       2000         1999       1998(1)
Per Share Operating Performance:
 Net asset value, beginning of period     $     14.30        18.79        21.12        12.97       10.00
 Income from investment operations:
 Net investment loss                      $     (0.15)       (0.14)       (0.24)       (0.07)      (0.03)
 Net realized and unrealized gain
(loss) on investments                     $     (2.80)       (4.35)        0.09        11.81        3.00
 Total from investment operations         $     (2.95)       (4.49)       (0.15)       11.74        2.97
 Less distributions from:
 Net realized gains on investments        $        --           --         2.18         3.59          --
 Total distributions                      $        --           --         2.18         3.59          --
 Net asset value, end of period           $     11.35        14.30        18.79        21.12       12.97
 Total Return(2):                         %    (20.63)      (23.90)       (1.13)      101.73       29.70
Ratios and Supplemental Data:
 Net assets, end of period (000's)        $    20,939       28,448       35,551        8,252         140
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                         %      2.64         2.76         2.36         2.40        2.50(4)
 Gross expenses prior to expense
 reimbursement(3)                         %      2.64         2.76         2.36         2.40        3.27
 Net investment loss after expense
 reimbursement(3)                         %     (2.36)       (2.22)       (1.66)       (2.00)      (2.05)(4)
 Portfolio turnover rate                  %       229          182          188          201          61


                                                                        Class C
                                              ------------------------------------------------------------
                                              Six Months   Five Months               Year Ended
                                                Ended         Ended                  December 31,
                                              November 30,   May 31,       -------------------------------
                                                 2001        2001(5)       2000         1999       1998(1)
                                                 ----        -------       ----         ----       -------
Per Share Operating Performance:
 Net asset value, beginning of period     $      14.24        18.72        21.03        12.96       10.00
 Income from investment operations:
 Net investment loss                      $      (0.15)       (0.14)       (0.24)       (0.07)      (0.04)
 Net realized and unrealized gain
 (loss) on investments                    $      (2.79)       (4.34)        0.11        11.73        3.00
 Total from investment operations         $      (2.94)       (4.48)       (0.13)       11.66        2.96
 Less distributions from:
 Net realized gains on investments        $         --           --         2.18         3.59          --
 Total distributions                      $         --           --         2.18         3.59          --
 Net asset value, end of period           $      11.30        14.24        18.72        21.03       12.96
 Total Return(2):                         %     (20.65)      (23.93)       (1.03)      101.16       29.60
Ratios and Supplemental Data:
 Net assets, end of period (000's)        $     13,358       18,901       25,939        4,560          87
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                         %       2.64         2.76         2.36         2.36        2.50(4)
 Gross expenses prior to expense
 reimbursement(3)                         %       2.64         2.76         2.36         2.36        3.22
 Net investment loss after expense
 reimbursement(3)                         %      (2.36)       (2.22)       (1.66)       (1.98)      (2.04)(4)
 Portfolio turnover rate                  %        229          182          188          201          61

(1)  Fund commenced operations on August 20, 1998.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  Expenses calculated net of taxes and adviser reimbursement.
(5)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                      PILGRIM MIDCAP GROWTH FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.




                                                                                 Class A
                                              --------------------------------------------------------------------------------
                                                 Six        Eleven                   Three
                                                Months      Months       Year        Months
                                                Ended       Ended       Ended         Ended           Year Ended March 31,
                                               Nov. 30,     May 31,    June 30,      June 30,     ----------------------------
                                                 2001       2001(5)      2000        1999(1)      1999        1998        1997
                                                 ----       -------      ----        -------      ----        ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period      $     15.35       28.17       21.34        19.93       18.63       16.80       18.37
 Income from investment operations:
 Net investment loss                       $     (0.01)      (0.16)      (0.22)       (0.06)      (0.50)      (0.14)      (0.17)
 Net realized and unrealized gain (loss)
 on investments                            $     (3.11)      (7.96)      14.08         1.47        3.17        6.50        0.57
 Total from investment operations          $     (3.12)      (8.12)      13.86         1.41        2.67        6.36        0.40
 Less distributions from:
 Net realized gains on investments         $      0.10        4.70        7.03           --        1.37        4.53        1.97
 Total distributions                       $      0.10        4.70        7.03           --        1.37        4.53        1.97
 Net asset value, end of period            $     12.13       15.35       28.17        21.34       19.93       18.63       16.80
 Total Return(2):                          %    (20.32)     (33.32)      77.33         7.07       15.36       41.81        1.09
Ratios and Supplemental Data:
 Net assets, end of period (000's)         $    66,454      98,530     155,976       66,586      67,550      90,619      76,108
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(3)(4)          %      1.49        1.45        1.36         1.49        1.56        1.57        1.60
 Gross expenses prior to expense
 reimbursement (recoupment)(3)             %      1.49        1.44        1.36         1.50        1.64        1.66        1.56
 Net investment loss after expense
 reimbursement (recoupment)(3)(4)          %     (1.24)      (0.84)      (1.10)       (1.20)      (1.04)      (1.33)      (1.05)
 Portfolio turnover rate                   %       221         262         148           55         154         200         153



                                                                                       Class B
                                                 ---------------------------------------------------------------------------------
                                                   Six         Eleven                   Three
                                                  Months       Months      Year         Months
                                                  Ended        Ended       Ended        Ended            Year Ended March 31,
                                                 Nov. 30,      May 31     June 30,     June 30,     ------------------------------
                                                   2001        2001(5)      2000       1999(1)      1999         1998         1997
                                                   ----        -------      ----       -------      ----         ----         ----
Per Share Operating Performance:
 Net asset value, beginning of period        $     17.90        33.04       25.18       23.54       21.55        16.33        16.25
 Income from investment operations:
 Net investment loss                         $     (0.08)       (0.31)      (0.41)      (0.11)      (0.42)       (0.25)       (0.17)
 Net realized and unrealized gain (loss)
 on investments                              $     (3.60)       (9.33)      16.55        1.75        3.42         6.74         0.25
 Total from investment operations            $     (3.68)       (9.64)      16.14        1.64        3.00         6.49         0.08
 Less distributions from:
 Net realized gains on investments           $      0.12         5.50        8.28          --        1.01         1.27           --
 Total distributions                         $      0.12         5.50        8.28          --        1.01         1.27           --
 Net asset value, end of period              $     14.10        17.90       33.04       25.18       23.54        21.55        16.33
 Total Return(2):                            %    (20.58)      (33.71)      76.28        6.97       14.59        40.84        (0.49)
Ratios and Supplemental Data:
 Net assets, end of period (000's)           $    60,871       85,111     116,334      49,335      45,876       46,806       29,002
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(3)(4)            %      2.14         2.10        2.01        2.14        2.22         2.22         2.25
 Gross expenses prior to expense
 reimbursement (recoupment)(3)               %      2.14         2.09        2.01        2.14        2.29         2.21         2.66
 Net investment loss after expense
 reimbursement (recoupment)(3)(4)            %     (1.89)       (1.49)      (1.75)      (1.85)      (1.69)       (1.99)       (1.69)
 Portfolio turnover rate                     %       221          262         148          55         154          200          153


                                                                                      Class C
                                               ------------------------------------------------------------------------------------
                                                Six          Eleven                    Three
                                                Months       Months       Year         Months
                                                Ended        Ended        Ended        Ended              Year Ended March 31,
                                               Nov. 30,      May 31,     June 30,     June 30,       ------------------------------
                                                 2001        2001(5)       2000        1999(1)       1999         1998         1997
                                                 ----        -------       ----        -------       ----         ----         ----
Per Share Operating Performance:
 Net asset value, beginning of period      $     14.05        25.94        19.78        18.49        17.15        16.48       18.06
 Income from investment operations:
 Net investment loss                       $     (0.18)       (0.26)       (0.38)       (0.09)       (0.61)       (0.28)      (0.32)
 Net realized and unrealized gain (loss)
 on investments                            $     (2.71)       (7.31)       13.04         1.38         2.97         6.26        0.62
 Total from investment operations          $     (2.89)       (7.57)       12.66         1.29         2.36         5.98        0.30
 Less distributions from:
 Net realized gains on investments         $      0.09         4.32         6.50           --         1.02         5.31        1.88
 Total distributions                       $      0.09         4.32         6.50           --         1.02         5.31        1.88
 Net asset value, end of period            $     11.07        14.05        25.94        19.78        18.49        17.15       16.48
 Total Return(2):                          %    (20.56)      (33.72)       76.18         6.98        14.60        40.95        0.56
Ratios and Supplemental Data:
 Net assets, end of period (000's)         $   111,440      156,528      249,255      144,832      141,685      166,849     157,501
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(3)(4)          %      2.14         2.10         2.01         2.14         2.23         2.27        2.14
 Gross expenses prior to expense
 reimbursement (recoupment)(3)             %      2.14         2.09         2.01         2.14         2.30         2.33        2.17
 Net investment loss after expense
 reimbursement (recoupment)(3)(4)          %     (1.89)       (1.49)       (1.75)       (1.85)       (1.70)       (2.01)      (1.59)
 Portfolio turnover rate                   %       221          262          148           55          154          200         153

(1) Effective May 24, 1999, ING Pilgrim Investments LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(5)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

PILGRIM GROWTH + VALUE FUND (UNAUDITED)                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                        Class A
                                                  -------------------------------------------------------------------------------
                                                  Six Months   Seven Months
                                                     Ended         Ended                      Year Ended October 31,
                                                    Nov. 30,       May 31,        -----------------------------------------------
                                                      2001         2001(5)        2000          1999         1998         1997(1)
                                                      ----         -------        ----          ----         ----         -------
Per Share Operating Performance:
 Net asset value, beginning of period         $       13.88         24.91         19.76         10.44        12.15         10.00
 Income from investment operations:
 Net investment loss                          $       (0.05)        (0.13)        (0.20)        (0.17)       (0.11)        (0.05)
 Net realized and unrealized gain (loss) on
 investments                                  $       (2.71)        (8.68)         7.81          9.49        (1.42)         2.20
 Total from investment operations             $       (2.76)        (8.81)         7.61          9.32        (1.53)         2.15
 Less distributions from:
 Net realized gains on investments            $          --          2.16          2.46            --         0.18            --
 Tax return of capital                        $          --          0.06            --            --           --            --
 Total distributions                          $          --          2.22          2.46            --         0.18            --
 Net asset value, end of period               $       11.12         13.88         24.91         19.76        10.44         12.15
 Total Return(2)                              %      (19.88)       (38.02)        40.18         89.27       (12.63)        21.50
Ratios and Supplemental Data:
 Net assets, end of period (000's)            $     113,338       160,251       257,601        81,225       33,425        34,346
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                             %        1.71          1.77          1.57          1.69         1.72          1.84(4)
 Gross expenses prior to expense
 reimbursement(3)                             %        1.71          1.77          1.57          1.69         1.72          1.86
 Net investment loss after expense
 reimbursement(3)                             %       (1.17)        (1.52)        (1.22)        (1.30)       (0.92)        (0.94)(4)
 Portfolio turnover rate                      %          93            95           163           197          162           144


                                                                                       Class B
                                                    -----------------------------------------------------------------------------
                                                    Six Months   Seven Months
                                                      Ended         Ended                      Year Ended October 31,
                                                     Nov. 30,       May 31,        ----------------------------------------------
                                                       2001         2001(5)        2000         1999         1998         1997(1)
                                                       ----         -------        ----         ----         ----         -------
Per Share Operating Performance:
 Net asset value, beginning of period           $      13.36         24.17         19.34        10.29        12.08         10.00
 Income from investment operations:
 Net investment loss                            $      (0.12)        (0.19)        (0.36)       (0.27)       (0.16)        (0.08)
 Net realized and unrealized gain (loss) on
 investments                                    $      (2.57)        (8.40)         7.65         9.32        (1.45)         2.16
 Total from investment operations               $      (2.69)        (8.59)         7.29         9.05        (1.61)         2.08
 Less distributions from:
 Net realized gains on investments              $         --          2.16          2.46           --         0.18            --
 Tax return of capital                          $         --          0.06            --           --           --            --
 Total distributions                            $         --          2.22          2.46           --         0.18            --
 Net asset value, end of period                 %      10.67         13.36         24.17        19.34        10.29         12.08
 Total Return(2)                                      (20.14)       (38.31)        39.33        87.95       (13.38)        20.80
Ratios and Supplemental Data:                   $
 Net assets, end of period (000's)                   236,777       326,139       507,282      227,227      105,991        76,608
 Ratios to average net assets:
 Net expenses after expense                     %
 reimbursement(3)                                       2.41          2.47          2.27         2.39         2.45          2.55(4)
 Gross expenses prior to expense                %
 reimbursement(3)                                       2.41          2.47          2.27         2.39         2.45          2.57
 Net investment loss after expense              %
 reimbursement(3)                               %      (1.87)        (2.22)        (1.92)       (2.00)       (1.67)        (1.68)(4)
 Portfolio turnover rate                                 93            95           163          197          162           144


                                                                                         Class C
                                                            ---------------------------------------------------------------------
                                                            Six Months   Seven Months
                                                               Ended        Ended                  Year Ended October 31,
                                                             November 30,   May 31,      ----------------------------------------
                                                                2001        2001(5)      2000        1999        1998     1997(1)
                                                                ----        -------      ----        ----        ----     -------
Per Share Operating Performance:
 Net asset value, beginning of period                     $     13.35        24.16       19.33       10.29       12.08     10.00
 Income from investment operations:
 Net investment loss                                      $     (0.11)       (0.19)      (0.33)      (0.26)      (0.16)    (0.08)
 Net realized and unrealized gain (loss) on investments   $     (2.58)       (8.40)       7.62        9.30       (1.45)     2.16
 Total from investment operations                         $     (2.69)       (8.59)       7.29        9.04       (1.61)     2.08
 Less distributions from:
 Net realized gains on investments                        $        --         2.16        2.46          --        0.18        --
 Tax return of capital                                    $        --         0.06          --          --          --        --
 Total distributions                                      $        --         2.22        2.46          --        0.18        --
 Net asset value, end of period                           $     10.66        13.35       24.16       19.33       10.29     12.08
 Total Return(2)                                          %    (20.15)      (38.33)      39.35       87.85      (13.38)    20.80
Ratios and Supplemental Data:
 Net assets, end of period (000's)                        $   133,123      183,037     280,484      84,391      37,456    26,962
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)              %      2.41         2.47        2.27        2.40        2.46      2.56(4)
 Gross expenses prior to expense reimbursement(3)         %      2.41         2.47        2.27        2.40        2.46      2.58
 Net investment loss after expense reimbursement(3)       %     (1.87)       (2.22)      (1.92)      (2.01)      (1.69)    (1.70)(4)
 Portfolio turnover rate                                  %        93           95         163         197         162       144

(1)  The Fund commenced operations on November 18, 1996.
(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  Expenses calculated net of advisor reimbursement.
(5)  The fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS             PILGRIM SMALLCAP OPPORTUNITIES FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.




                                                                                 Class A
                                              ---------------------------------------------------------------------------------
                                              Six Months     Five Months
                                                Ended          Ended                       Year Ended December 31,
                                               Nov. 30,        May 31,      ---------------------------------------------------
                                                 2001          2001(4)      2000        1999        1998       1997        1996
                                                 ----          -------      ----        ----        ----       ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period      $      38.78         47.17       59.35       29.00       27.77      24.72       20.92
 Income from investment operations:
 Net investment loss                       $      (0.34)        (0.23)      (0.54)      (0.32)      (0.27)     (0.02)      (0.04)
 Net realized and unrealized gain
 (loss) on investments                     $      (8.49)        (8.16)      (2.74)      38.23        2.23       3.68        3.84
 Total from investment operations          $      (8.83)        (8.39)      (3.28)      37.91        1.96       3.66        3.80
 Less distributions from:
 Net realized gains on investments         $       0.99            --        8.90        7.56        0.73       0.61          --
 Total distributions                       $       0.99            --        8.90        7.56        0.73       0.61          --
 Net asset value, end of period            $      28.96         38.78       47.17       59.35       29.00      27.77       24.72
 Total Return(1)                           %     (22.73)       (17.79)      (6.04)     146.94        7.59      14.92       18.16
Ratios and Supplemental Data:
 Net assets, end of period (000's)         $    135,035       159,641     177,286     123,377      45,461     78,160      65,660
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)                          %       1.86          1.69        1.45        1.43        1.47       1.43        1.46(3)
 Gross expenses prior to expense
 reimbursement(2)                          %       1.86          1.69        1.45        1.43        1.47       1.43        1.47
 Net investment loss after expense
 reimbursement(2)                          %      (1.71)        (1.41)      (1.05)      (1.21)      (0.70)     (0.07)      (0.30)(3)
 Portfolio turnover rate                   %        171           104         134         223         257        175         140


                                                                                   Class B
                                               --------------------------------------------------------------------------------
                                               Six Months   Five Months
                                                 Ended         Ended                      Year Ended December 31,
                                                Nov. 30,       May 31,     ----------------------------------------------------
                                                  2001         2001(4)     2000        1999        1998        1997        1996
                                                  ----         -------     ----        ----        ----        ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period      $      36.60         44.64      57.06       28.26       27.27       24.46       20.84
 Income from investment operations:
 Net investment loss                       $      (0.38)        (0.33)     (0.96)      (0.60)      (0.48)      (0.19)      (0.12)
 Net realized and unrealized gain
 (loss) on investments                     $      (8.05)        (7.71)     (2.56)      36.96        2.20        3.61        3.74
 Total from investment operations          $      (8.43)        (8.04)     (3.52)      36.36        1.72        3.42        3.62
 Less distributions from:
 Net realized gains on investments         $       0.99            --       8.90        7.56        0.73        0.61          --
 Total distributions                       $       0.99            --       8.90        7.56        0.73        0.61          --
 Net asset value, end of period            $      27.18         36.60      44.64       57.06       28.26       27.27       24.46
 Total Return(1)                           %     (22.99)       (18.01)     (6.71)     145.24        6.84       14.10       17.37
Ratios and Supplemental Data:
 Net assets, end of period (000's)         $    149,974       206,968    266,348     264,677     124,065     169,516     126,859
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)                          %       2.56          2.39       2.15        2.15        2.18        2.15        2.17(3)
 Gross expenses prior to expense
 reimbursement(2)                          %       2.56          2.39       2.15        2.15        2.18        2.15        2.18
 Net investment loss after expense
 reimbursement(2)                          %      (2.41)        (2.11)     (1.75)      (1.93)      (1.43)      (0.78)      (1.01)(3)
 Portfolio turnover rate                   %        171           104        134         223         257         175         140


                                                                                 Class C
                                           ------------------------------------------------------------------------------------
                                           Six Months   Five Months
                                             Ended        Ended                          Year Ended December 31,
                                            Nov. 30,      May 31,      --------------------------------------------------------
                                              2001       2001(4)       2000          1999         1998         1997        1996
                                              ----       -------       ----          ----         ----         ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period   $     36.53       44.54        56.98         28.24        27.26        24.46       20.84
 Income from investment operations:
 Net investment loss                    $     (0.37)      (0.33)       (0.97)        (0.53)       (0.55)       (0.20)      (0.13)
 Net realized and unrealized gain
 (loss) on investments                  $     (8.05)      (7.68)       (2.57)        36.83         2.26         3.61        3.75
 Total from investment operations       $     (8.42)      (8.01)       (3.54)        36.30         1.71         3.41        3.62
 Less distributions from:
 Net realized gains on investments      $      0.99          --         8,90          7.56         0.73         0.61          --
 Total distributions                    $      0.99          --         8.90          7.56         0.73         0.61          --
 Net asset value, end of period         $     27.12       36.53        44.54         56.98        28.24        27.26       24.46
 Total Return(1)                        %    (23.01)     (17.98)       (6.76)       145.12         6.81        14.06       17.37
Ratios and Supplemental Data:
 Net assets, end of period (000's)      $    58,133      78,658      104,094        72,581       29,746       51,460      37,342
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)                       %      2.56        2.39         2.15          2.18         2.22         2.18        2.20(3)
 Gross expenses prior to expense
 reimbursement(2)                       %      2.56        2.39         2.15          2.18         2.22         2.18        2.21
 Net investment loss after expense
 reimbursement(2)                       %     (2.41)      (2.11)       (1.75)        (1.96)       (1.45)       (0.82)      (1.03)(3)
 Portfolio turnover rate                %       171         104          134           223          257          175         140



                                                                              Class T
                                          ------------------------------------------------------------------------------------
                                          Six Months   Five Months
                                            Ended        Ended                        Year Ended December 31,
                                           Nov. 30,     May 31,       --------------------------------------------------------
                                             2001       2001(4)       2000         1999         1998         1997         1996
                                             ----       -------       ----         ----         ----         ----         ----
Per Share Operating Performance:
 Net asset value, beginning of period   $    36.94       45.04        57.39        28.36        27.34        24.48        20.84
 Income from investment operations:
 Net investment loss                    $    (0.61)      (0.34)       (0.90)       (0.65)       (0.51)       (0.18)       (0.21)
 Net realized and unrealized gain
 (loss) on investments                  $    (7.89)      (7.76)       (2.55)       37.24         2.26         3.65         3.85
 Total from investment operations       $    (8.50)      (8.10)       (3.45)       36.59         1.75         3.47         3.64
 Less distributions from:
 Net realized gains on investments      $     0.99          --         8.90         7.56         0.73         0.61           --
 Total distributions                    $     0.99          --         8.90         7.56         0.73         0.61           --
 Net asset value, end of period         $    27.45       36.94        45.04        57.39        28.36        27.34        24.48
 Total Return(1)                        %   (22.97)     (17.99)       (6.52)      145.51         6.94        14.29        17.47
Ratios and Supplemental Data:
 Net assets, end of period (000's)      $    9,485      16,316       23,441       33,634       18,203       32,800       35,670
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)                       %     2.51        2.34         2.10         2.06         2.10         1.99         2.07(3)
 Gross expenses prior to expense
 reimbursement(2)                       %     2.51        2.34         2.10         2.06         2.10         1.99         2.11
 Net investment loss after expense
 reimbursement(2)                       %    (2.36)      (2.06)       (1.70)       (1.85)       (1.33)       (0.62)       (0.89)(3)
 Portfolio turnover rate                %      171         104          134          223          257          175          140

(1) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  Expenses calculated net of taxes and adviser reimbursement.
(4)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

PILGRIM SMALLCAP GROWTH FUND (UNAUDITED)                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   Class A
                                               --------------------------------------------------------------------------------
                                                 Six        Eleven                  Three
                                                Months      Months       Year       Months
                                                Ended       Ended       Ended       Ended             Year Ended March 31,
                                               Nov. 30,     May 31,    June 30,    June 30,      ------------------------------
                                                 2001       2001(5)      2000       1999(1)      1999         1998         1997
                                                 ----       -------      ----       -------      ----         ----         ----
Per Share Operating Performance:
 Net asset value, beginning of period      $     12.04       18.39       19.08       16.72       19.75        15.15        17.93
 Income from investment operations:
 Net investment loss                       $     (0.06)      (0.17)      (0.20)      (0.06)      (0.85)       (0.08)       (0.22)
 Net realized and unrealized gain (loss)
 on investments                            $     (2.61)      (4.17)       9.24        2.42        0.69         6.91        (0.66)
 Total from investment operations          $     (2.67)      (4.34)       9.04        2.36       (0.16)        6.83        (0.88)
 Less distributions from:
 Net realized gains on investments         $      0.01        2.01        9.73          --        2.87         2.23         1.90
 Total distributions                       $      0.01        2.01        9.73          --        2.87         2.23         1.90
 Net asset value, end of period            $      9.36       12.04       18.39       19.08       16.72        19.75        15.15
 Total Return(2):                          %    (22.14)     (25.78)      60.66       14.11        0.37        46.32        (6.26)
Ratios and Supplemental Data:
 Net assets, end of period (000's)         $    84,780     119,136     168,239     102,641      94,428      201,943      121,742
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(3)(4)          %      1.73        1.73        1.62        1.70        1.85         1.89         1.72
 Gross expenses prior to expense
 reimbursement (recoupment)(3)             %      1.74        1.72        1.67        1.74        1.95         1.90         1.72
 Net investment loss after expense
 reimbursement (recoupment)(3)(4)          %     (1.45)      (1.24)      (1.31)      (1.46)      (1.32)       (1.85)       (1.26)
 Portfolio turnover rate                   %       163         170         127          32          90           92          113


                                                                                   Class B
                                              ------------------------------------------------------------------------------------
                                                Six         Eleven                     Three
                                               Months       Months       Year          Months
                                               Ended        Ended        Ended         Ended              Year Ended March 31,
                                              Nov. 30,      May 31,     June 30,      June 30,      ------------------------------
                                                2001        2001(5)       2000        1999(1)       1999         1998         1997
                                                ----        -------       ----        -------       ----         ----         ----
Per Share Operating Performance:           $
 Net asset value, beginning of period           15.00        23.03        24.05        21.12        22.53        15.51        16.69
 Income from investment operations:        $
 Net investment loss                            (0.10)       (0.31)       (0.34)       (0.12)       (0.53)       (0.27)       (0.21)
 Net realized and unrealized gain (loss)   $
 on investments                            $    (3.26)       (5.20)       11.56         3.05         0.33         7.29        (0.97)
 Total from investment operations               (3.36)       (5.51)       11.22         2.93        (0.20)        7.02        (1.18)
 Less distributions from:                  $
 Net realized gains on investments         $     0.02         2.52        12.24           --         1.21           --           --
 Total distributions                       $     0.02         2.52        12.24           --         1.21           --           --
 Net asset value, end of period            %    11.62        15.00        23.03        24.05        21.12        22.53        15.51
 Total Return(2):                              (22.41)      (26.16)       59.68        13.87        (0.29)       45.26        (7.07)
Ratios and Supplemental Data:              $
 Net assets, end of period (000's)             55,235       75,304       97,239       49,448       45,140       55,215       28,030
 Ratios to average net assets:
 Net expenses after expense                %
 reimbursement (recoupment)(3)(4)                2.38         2.38         2.27         2.35         2.57         2.62         2.61
 Gross expenses prior to expense           %
 reimbursement (recoupment)(3)                   2.39         2.37         2.32         2.39         2.66         2.63         2.73
 Net investment loss after expense         %
 reimbursement (recoupment)(3)(4)          %    (2.10)       (1.89)       (1.96)       (2.11)       (2.03)       (2.59)       (2.13)
 Portfolio turnover rate                         163          170          127           32           90           92          113


                                                                                        Class C
                                                       --------------------------------------------------------------------------
                                                         Six       Eleven                Three
                                                       Months      Months     Year       Months
                                                        Ended       Ended     Ended       Ended          Year Ended March 31,
                                                       Nov. 30,    May 31,   June 30,    June 30,    ----------------------------
                                                         2001      2001(5)     2000      1999(1)     1999        1998        1997
                                                         ----      -------     ----      -------     ----        ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period             $      11.74      18.01      18.81      16.51      18.62       14.69       17.62
 Income from investment operations:
 Net investment loss                              $      (0.19)     (0.25)     (0.30)     (0.09)     (0.84)      (0.38)      (0.31)
 Net realized and unrealized gain (loss)
 on investments                                   $      (2.45)     (4.05)      9.07       2.39       0.61        6.84       (0.63)
 Total from investment operations                 $      (2.64)     (4.30)      8.77       2.30      (0.23)       6.46       (0.94)
 Less distributions from:
 Net realized gains on investments                $       0.01       1.97       9.57         --       1.88        2.53        1.99
 Total distributions                              $       0.01       1.97       9.57         --       1.88        2.53        1.99
 Net asset value, end of period                   $       9.09      11.74      18.01      18.81      16.51       18.62       14.69
 Total Return(2):                                 %     (22.45)    (26.10)     59.67      13.93      (0.24)      45.40       (6.81)
Ratios and Supplemental Data:
 Net assets, end of period (000's)                $    108,140    159,910    229,473    153,471    144,597     225,025     182,907
 Ratios to average net assets:
 Net expenses after expense reimbursement
 (recoupment)(3)(4)                               %       2.38       2.38       2.27       2.35       2.51        2.57        2.35
 Gross expenses prior to expense reimbursement
 (recoupment)(3)                                  %       2.39       2.37       2.32       2.39       2.60        2.59        2.35
 Net investment loss after expense reimbursement
 (recoupment)(3)(4)                               %      (2.10)     (1.89)     (1.96)     (2.11)     (1.97)      (2.53)      (1.89)
 Portfolio turnover rate                          %        163        170        127         32         90          92         113

(1) Effective May 24, 1999, ING Pilgrim Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(2) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(5)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                 PILGRIM FINANCIAL SERVICES FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                Class A
                                              ---------------------------------------------------------------------------
                                                   Six       Eleven                           Six
                                                  Months     Months     Year       Year      Months     Year Ended
                                                  Ended      Ended      Ended      Ended      Ended     December 31,
                                                 Nov. 30,    May 31,   June 30,   June 30,   June 30,   -------------
                                                   2001      2001(6)     2000       1999     1998(2)    1997     1996
                                                   ----      -------     ----       ----     -------    ----     ----
Per Share Operating Performance:
 Net asset value, beginning of period        $     23.36      16.42      24.38      27.52     25.87     17.84    14.83
 Income from investment operations:
 Net investment income                       $      0.09       0.31       0.32       0.29      0.11      0.34     0.32
 Net realized and unrealized gain (loss)
 on investments                              $     (0.15)      7.11      (5.30)     (2.70)     1.54     10.83     5.18
 Total from investment operations            $     (0.06)      7.42      (4.98)     (2.41)     1.65     11.17     5.50
 Less distributions from:
 Net investment income                       $      0.33       0.33       0.25       0.18        --      0.31     0.35
 Net realized gains on investments           $      2.35       0.15       2.73       0.55        --      2.65     2.14
 Tax return of capital                       $        --         --         --         --        --      0.18       --
 Total distributions                         $      2.68       0.48       2.98       0.73        --      3.14     2.49
 Net asset value, end of period              $     20.62      23.36      16.42      24.38     27.52     25.87    17.84
 Closing market price, end of period         $        --         --         --         --        --        --    15.75
 Total Investment Return At
 Market Value(3)                             %        --         --         --         --        --        --    43.48
 Total Investment Return At
 Net Asset Value(4)                          %     (0.16)     46.01     (22.44)     (8.61)     6.38     64.86    41.10
Ratios and Supplemental Data:
 Net assets, end of period ($millions)       $       228        252        210        403       549       383      252
 Ratio to average net assets:
 Expenses(5)                                 %      1.48       1.42       1.41       1.39      1.20      1.10     1.01
 Net investment income(5)                    %      0.71       1.48       1.46       1.09      0.94      1.39     1.94
 Portfolio turnover rate                     %        30         39         10         29         2        22       21


                                                                                Class B
                                              ------------------------------------------------------------------------
                                                Six         Eleven                                  Six
                                               Months       Months      Year         Year          Months    Oct. 20,
                                               Ended         Ended      Ended        Ended         Ended    1997(1) to
                                              Nov. 30,      May 31,    June 30,     June 30,      June 30,   Dec. 31,
                                                2001        2001(6)      2000         1999        1998(2)      1997
                                                ----        -------      ----         ----        -------      ----
Per Share Operating Performance:
 Net asset value, beginning of period      $    23.28        16.35       24.21        27.40        25.85       25.25
 Income from investment operations:
 Net investment income                     $     0.01         0.15        0.22         0.08         0.01        0.04
 Net realized and unrealized gain (loss)
 on investments                            $    (0.16)        7.12       (5.32)       (2.66)        1.54        2.92
 Total from investment operations          $    (0.15)        7.27       (5.10)       (2.58)        1.55        2.96
 Less distributions from:
 Net investment income                     $     0.15         0.19        0.03         0.06           --        0.04
 Net realized gains on investments         $     2.35         0.15        2.73         0.55           --        2.04
 Tax return of capital                     $       --           --          --           --           --        0.28
 Total distributions                       $     2.50         0.34        2.76         0.61           --        2.36
 Net asset value, end of period            $    20.63        23.28       16.35        24.21        27.40       25.85
 Closing market price, end of period       $       --           --          --           --           --          --
 Total Investment Return At
 Market Value(3)                           %       --           --          --           --           --          --
 Total Investment Return At
 Net Asset Value(4)                        %    (0.53)       45.01      (23.00)       (9.31)        6.00       11.88
Ratios and Supplemental Data:
 Net assets, end of period ($millions)     $      169          183         148          343          360          76
 Ratio to average net assets:
 Expenses(5)                               %    2.23         2.17        2.16         2.14         1.95        1.89
 Net investment income(5)                  %   (0.04)        0.73        0.71         0.34         0.19        0.99
 Portfolio turnover rate                   %      30           39          10           29            2          22

(1)  Commencement of offering shares.
(2) Effective June 30, 1998, the Financial Services Fund changed its year end to June 30.
(3) Total return was calculated at market value without deduction of sales commissions and assuming reinvestment of all dividends and distributions during the period.
(4) Total return is calculated at net asset value without deduction of sales commissions and assumes reinvestment of all dividends and distributions during the period. Total investment returns based on net asset value, which can be higher or lower than market value, may result in substantially different returns than total return based on market value. For all periods prior to January 1, 1997, the total returns presented are unaudited.
(5)  Annualized for periods less than one year.
(6)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

PILGRIM INTERNET FUND (UNAUDITED)                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                   Class A
                                              ------------------------------------------------
                                              Six Months   Seven Months        Year Ended
                                                Ended        Ended             October 31,
                                               Nov. 30,      May 31,       -------------------
                                                 2001        2001(5)       2000        1999(1)
                                                 ----        -------       ----        -------
Per Share Operating Performance:
 Net asset value, beginning of period       $     3.84        12.03        12.67        10.00
 Income from investment operations:
 Net investment loss                        $    (0.02)       (0.06)       (0.24)       (0.03)
 Net realized and unrealized gain (loss)
 on investments                             $    (1.23)       (6.28)       (0.17)        2.70
 Total from investment operations           $    (1.25)       (6.34)        0.41         2.67
 Less distributions from:
 Net realized gains on investments          $                    --         1.85         0.23
 Total distributions                        $                    --         1.85         0.23
 Net asset value, end of period             $     2.59         3.84        12.03        12.67
 Total Return(2)                            $   (32.55)      (60.56)       (3.98)       26.70
Ratios and Supplemental Data:
 Net assets, end of period (000's)          $   11,188       17,725       59,155       35,798
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                        %     1.90         1.62         1.47         1.54
 Gross expenses prior to expense
 reimbursment(3)                            %     3.25         2.63         2.76         3.35
 Net investment loss after expense
 reimbursement(3)(4)                        %    (1.85)       (1.59)       (1.36)       (1.15)
 Portfolio turnover rate                    %       47           69          112           22


                                                                Class B
                                           ------------------------------------------------
                                           Six Months   Seven Months        Year Ended
                                              Ended        Ended            October 31,
                                             Nov. 30,     May 31,       -------------------
                                               2001       2001(5)       2000        1999(1)
                                               ----       -------       ----        -------
Per Share Operating Performance:
 Net asset value, beginning of period     $     3.79       11.91        12.63        10.00
 Income from investment operations:
 Net investment loss                      $    (0.04)      (0.07)       (0.32)       (0.03)
 Net realized and unrealized gain (loss)
 on investments                           $    (1.20)      (6.20)       (0.17)        2.66
 Total from investment operations         $    (1.24)      (6.27)        0.49         2.63
 Less distributions from:
 Net realized gains on investments        $                   --         1.85         0.23
 Total distributions                      $                   --         1.85         0.23
 Net asset value, end of period           $     2.55        3.79        11.91        12.63
 Total Return(2)                          $   (32.72)     (60.58)       (4.63)       26.30
Ratios and Supplemental Data:
 Net assets, end of period (000's)        $    8,604      13,903       38,726       14,869
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                      %     2.65        2.32         2.12         2.17
 Gross expenses prior to expense
 reimbursment(3)                          %     3.90        3.28         3.01         3.75
 Net investment loss after expense
 reimbursement(3)(4)                      %    (2.60)      (2.24)       (2.01)       (1.88)
 Portfolio turnover rate                  %       47          69          112           22


                                                                 Class C
                                            ----------------------------------------------
                                            Six Months  Seven Months       Year Ended
                                              Ended        Ended           October 31,
                                             Nov. 30,     May 31,      -------------------
                                               2001       2001(5)      2000        1999(1)
                                               ----       -------      ----        -------
Per Share Operating Performance:
 Net asset value, beginning of period     $     3.78       11.92       12.63        10.00
 Income from investment operations:
 Net investment loss                      $    (0.04)      (0.07)      (0.34)       (0.03)
 Net realized and unrealized gain (loss)
 on investments                           $    (1.20)      (6.22)      (0.14)        2.66
 Total from investment operations         $    (1.24)      (6.29)       0.48         2.63
 Less distributions from:
 Net realized gains on investments        $       --        1.85        0.23           --
 Total distributions                      $       --        1.85        0.23           --
 Net asset value, end of period           $     2.54        3.78       11.92        12.63
 Total Return(2)                          $   (32.80)     (60.72)      (4.55)       26.30
Ratios and Supplemental Data:
 Net assets, end of period (000's)        $    3,570       5,561      17,709        5,290
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                      %     2.65        2.32        2.12         2.18
 Gross expenses prior to expense
 reimbursment(3)                          %     3.90        3.28        3.01         3.79
 Net investment loss after expense
 reimbursement(3)(4)                      %    (2.60)      (2.24)      (2.01)       (1.88)
 Portfolio turnover rate                  %       47          69         112           22

(1)  The Fund commenced operations on July 1, 1999.
(2) Total return is calculated assuming reinvestment of all dividend and capital gain distributions at net asset value end excluding the deduction of the sales charges Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(5)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                           PILGRIM BALANCED FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                        Class A
                                                     -----------------------------------------------------------------------------
                                                       Six         Eleven                     Three
                                                      Months       Months       Year          Months
                                                      Ended        Ended        Ended         Ended        Year Ended March 31,
                                                     Nov. 30,      May 31,     June 30,      June 30,    -------------------------
                                                       2001        2001(6)       2000        1999(2)     1999       1998      1997
                                                       ----        -------       ----        -------     ----       ----      ----
Per Share Operating Performance:
Net asset value, beginning of period              $    13.30        15.04        19.23        19.03      19.53      15.54     16.16
Income from investment operations:
Net investment income                             $     0.23         0.93         0.51         0.10       0.36       0.26      0.32
Net realized and unrealized gain on investments   $    (0.80)       (1.01)       (0.60)        0.17       2.58       5.70      0.84
Total from investment operations                  $    (0.57)       (0.08)       (0.09)        0.27       2.94       5.96      1.16
Less distributions from:
Net investment income                             $     0.26         0.51         0.39         0.07       0.43       0.27      0.32
Net realized gains on investments                 $     0.05         1.15         3.71           --       3.01       1.70      1.46
Total distributions                               $     0.31         1.66         4.10         0.07       3.44       1.97      1.78
Net asset value, end of period                    $    12.42        13.30        15.04        19.23      19.03      19.53     15.54
Total Return(3):                                  %    (4.27)       (0.61)       (1.01)        1.42      17.10      39.34      6.74
Ratios and Supplemental Data:
Net assets, end of period (000's)                 $   58,172       61,477       63,592        9,619      9,519      6,675     4,898
Ratio to average net assets:
Net expenses after expense
reimbursement(4)(5)                               %     1.37         1.32         1.40         1.49       1.59       1.61      1.60
Gross expenses prior to expense
reimbursement(4)                                  %     1.51         1.53         1.61         1.75       1.97       2.56      3.00
Net investment income after expense
reimbursement(4)(5)                               %     3.53         3.54         3.26         2.06       2.08       3.58      1.87
Portfolio turnover rate                           %       59           76          173           63        165        260       213


                                                                                        Class B
                                                    ------------------------------------------------------------------------------
                                                      Six         Eleven                     Three
                                                     Months       Months       Year          Months
                                                     Ended        Ended        Ended         Ended         Year Ended March 31,
                                                    Nov. 30,      May 31,     June 30,      June 30,    --------------------------
                                                      2001        2001(6)       2000        1999(2)     1999       1998       1997
                                                      ----        -------       ----        -------     ----       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period             $   14.28        16.09        20.59        20.38      20.07      14.88      14.18
 Income from investment operations:
 Net investment income                            $    0.25         0.80         0.44         0.07       0.28       0.15       0.17
 Net realized and unrealized gain on investments  $   (0.92)       (0.98)       (0.64)        0.18       2.74       5.58       0.70
 Total from investment operations                 $   (0.67)       (0.18)       (0.20)        0.25       3.02       5.73       0.87
 Less distributions from:
 Net investment income                            $    0.27         0.39         0.33         0.04       0.31       0.15       0.17
 Net realized gains on investments                $      --         1.24         3.97           --       2.40       0.39         --
 Total distributions                              $    0.27         1.63         4.30         0.04       2.71       0.54       0.17
 Net asset value, end of period                   $   13.34        14.28        16.09        20.59      20.38      20.07      14.88
 Total Return(3):                                 %   (4.67)       (1.21)       (1.58)        1.24      16.49      38.79       6.10
Ratios and Supplemental Data:
 Net assets, end of period (000's)                $  34,058       35,828       41,026        7,157      6,048      4,254      2,133
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                              %    2.02         1.97         2.05         2.14       2.24       2.26       2.25
 Gross expenses prior to expense
 reimbursement(4)                                 %    2.16         2.18         2.26         2.40       2.62       2.71       6.44
 Net investment income after expense
 reimbursement(4)(5)                              %    2.88         2.89         2.61         1.41       1.43       2.99       1.25
 Portfolio turnover rate                          %      59           76          173           63        165        260        213


                                                                                  Class C
                                              ----------------------------------------------------------------------------------
                                                 Six         Eleven                     Three
                                                Months       Months       Year          Months
                                                Ended        Ended        Ended         Ended            Year Ended March 31,
                                               Nov. 30,      May 31,     June 30,      June 30,     ----------------------------
                                                 2001        2001(6)       2000        1999(2)      1999        1998        1997
                                                 ----        -------       ----        -------      ----        ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period       $    12.78        14.45        18.53        18.35       19.90       15.59       16.20
 Income from investment operations:
 Net investment income                      $     0.23         0.74         0.45         0.06        0.26        0.15        0.21
 Net realized and unrealized gain (loss)
 on investments                             $    (0.83)       (0.91)       (0.62)        0.16        2.52        5.71        0.85
 Total from investment operations           $    (0.60)       (0.17)       (0.17)        0.22        2.78        5.86        1.06
 Less distributions from:
 Net investment income                      $     0.26         0.39         0.34         0.04        0.28        0.15        0.21
 Net realized gains on investments          $       --         1.11         3.57           --        4.05        1.40        1.46
 Total distributions                        $     0.26         1.50         3.91         0.04        4.33        1.55        1.67
 Net asset value, end of period             $    11.92        12.78        14.45        18.53       18.35       19.90       15.59
 Total Return(3):                           %    (4.64)       (1.28)       (1.53)        1.21       16.34       38.35        6.05
Ratios and Supplemental Data:
 Net assets, end of period (000's)          $   20,887       22,679       25,838       21,331      21,655      20,784      16,990
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                        %     2.02         1.97         2.05         2.14        2.23        2.26        2.25
 Gross expenses prior to expense
 reimbursement(4)                           %     2.16         2.18         2.26         2.40        2.61        2.68        2.83
 Net investment income after expense
 reimbursement(4)(5)                        %     2.88         2.89         2.61         1.41        1.43        2.93        1.23
 Portfolio turnover rate                    %       59           76          173           63         165         260         213


                                                              Class T
                                                --------------------------------
                                                  Six        Eleven
                                                 Months      Months    March 31,
                                                 Ended       Ended     2000(1)to
                                                Nov. 30,     May 31,    June 30,
                                                  2001       2001(6)      2000
                                                  ----       -------      ----
Per Share Operating Performance:
 Net asset value, beginning of period        $    14.23       16.10       16.83
 Income from investment operations:
 Net investment income                       $     0.17        1.00        0.09
 Net realized and unrealized gain (loss)
 on investments                              $    (0.82)      (1.16)      (0.82)
 Total from investment operations            $    (0.65)      (0.16)      (0.73)
 Less distributions from:
 Net investment income                       $     0.23        0.48          --
 Net realized gains on investments           $     0.05        1.23          --
 Total distributions                         $     0.28        1.71          --
 Net asset value, end of period              $    13.30       14.23       16.10
 Total Return(3):                            %    (4.55)      (1.06)      (4.34)
Ratios and Supplemental Data:
 Net assets, end of period (000's)           $    5,890       7,725      10,953
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                         %     1.77        1.72        1.70
 Gross expenses prior to expense
 reimbursement(4)                            %     1.91        1.93        1.91
 Net investment income after expense
 reimbursement(4)(5)                         %     3.13        3.14        2.96
 Portfolio turnover rate                     %       59          76         173

(1)  Commencement of offering of shares.
(2) Effective May 24, 1999, ING Pilgrim Investments, LLC became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(6)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

PILGRIM CONVERTIBLE FUND (UNAUDITED)                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                 Class A
                                            ---------------------------------------------------------------------------------
                                              Six          Eleven                   Three
                                             Months        Months       Year        Months
                                             Ended         Ended       Ended        Ended             Year Ended March 31,
                                            Nov. 30,      May 31,     June 30,     June 30,      ----------------------------
                                              2001        2001(5)       2000        1999(1)      1999        1998        1997
                                              ----        -------       ----        -------      ----        ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period    $    17.89        27.70        23.27        21.92       19.12       16.59       15.68
 Income from investment operations:
 Net investment income                   $     0.17         0.85         0.42         0.10        0.40        0.44        0.47
 Net realized and unrealized gain
 (loss) on investments                   $    (1.77)       (5.29)        8.02         1.35        3.17        4.49        1.64
 Total from investment operations        $    (1.60)       (4.44)        8.44         1.45        3.57        4.93        2.11
 Less distributions from:
 Net investment income                   $     0.24         0.51         0.32         0.10        0.41        0.44        0.48
 Net realized gains on investments       $     0.09         4.86         3.69           --        0.36        1.96        0.72
 Total distributions                     $     0.33         5.37         4.01         0.10        0.77        2.40        1.20
 Net asset value, end of period          $    15.96        17.89        27.70        23.27       21.92       19.12       16.59
 Total Return(2):                        %    (8.93)      (17.78)       39.88         6.62       19.17       31.04       13.73
Ratios and Supplemental Data:
 Net assets, end of period (000's)       $   74,206       98,896      131,218       73,133      65,742      47,290      32,082
 Ratio to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(3)(4)        %     1.42         1.42         1.35         1.45        1.53        1.57        1.60
 Gross expenses prior to expense
 reimbursement (recoupment)(3)           %     1.42         1.41         1.35         2.10        1.65        1.74        1.75
 Net investment income after expense
 reimbursement (recoupment)(3)(4)        %     2.10         2.20         1.78         1.82        2.08        5.64        2.83
 Portfolio turnover rate                 %       46          145          129           28         138         160         167


                                                                                Class B
                                           ----------------------------------------------------------------------------------
                                             Six          Eleven                    Three
                                            Months        Months        Year        Months
                                            Ended         Ended         Ended        Ended            Year Ended March 31,
                                           Nov. 30,       May 31,      June 30,     June 30,      ----------------------------
                                             2001         2001(5)        2000        1999(1)      1999        1998        1997
                                             ----         -------        ----        -------      ----        ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period   $    19.56         30.20         25.34        23.86       20.56       16.60       14.96
 Income from investment operations:
 Net investment income                  $     0.14          0.49          0.29         0.07        0.29        0.32        0.31
 Net realized and unrealized gain
 (loss) on investments                  $    (1.95)        (5.49)         8.77         1.47        3.47        4.65        1.64
 Total from investment operations       $    (1.81)        (5.00)         9.06         1.54        3.76        4.97        1.95
 Less distributions from:
 Net investment income                  $     0.17          0.34          0.19         0.06        0.27        0.32        0.31
 Net realized gains on investments      $     0.10          5.30          4.01           --        0.19        0.69          --
 Total distributions                    $     0.27          5.64          4.20         0.06        0.46        1.01        0.31
 Net asset value, end of period         $    17.48         19.56         30.20        25.34       23.86       20.56       16.60
 Total Return(2):                       %    (9.24)       (18.26)        39.21         6.47       18.52       30.51       13.01
Ratios and Supplemental Data:
 Net assets, end of period (000's)      $  102,739       125,366       139,704       68,091      58,736      36,725      12,740
 Ratio to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(3)(4)       %     2.07          2.07          2.00         2.10        2.18        2.22        2.25
 Gross expenses prior to expense
 reimbursement (recoupment)(3)          %     2.07          2.06          2.00         2.10        2.30        2.33        3.19
 Net investment income after expense
 reimbursement (recoupment)(3)(4)       %     1.45          1.55          1.13         1.17        1.44        5.04        2.29
 Portfolio turnover rate                %       46           145           129           28         138         160         167


                                                                                 Class C
                                              ---------------------------------------------------------------------------------
                                                Six         Eleven                    Three
                                               Months       Months       Year        Months
                                               Ended        Ended        Ended        Ended            Year Ended March 31,
                                              Nov. 30,      May 31,     June 30,     June 30,     -----------------------------
                                                2001        2001(5)       2000        1999(1)     1999         1998        1997
                                                ----        -------       ----        -------     ----         ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period     $     18.33        28.33        23.78        22.40      19.55        17.05       15.89
 Income from investment operations:
 Net investment income                    $      0.13         0.58         0.28         0.07       0.28         0.34        0.37
 Net realized and unrealized gain
 (loss) on investments                    $     (1.83)       (5.26)        8.22         1.37       3.25         4.60        1.66
 Total from investment operations         $     (1.70)       (4.68)        8.50         1.44       3.53         4.94        2.03
 Less distributions from:
 Net investment income                    $      0.17         0.35         0.19         0.06       0.25         0.34        0.37
 Net realized gains on investments        $      0.09         4.97         3.76           --       0.43         2.10        0.50
 Total distributions                      $      0.26         5.32         3.95         0.06       0.68         2.44        0.87
 Net asset value, end of period           $     16.37        18.33        28.33        23.78      22.40        19.55       17.05
 Total Return(2):                         %     (9.24)      (18.25)       39.24         6.45      18.45        30.22       12.91
Ratios and Supplemental Data:
 Net assets, end of period (000's)        $    94,338      118,363      156,592      100,276     95,998       81,561      62,143
 Ratio to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(3)(4)         %      2.07         2.07         2.00         2.10       2.18         2.22        2.25
 Gross expenses prior to expense
 reimbursement (recoupment)(3)            %      2.07         2.06         2.00         2.10       2.30         2.31        2.29
 Net investment income after expense
 reimbursement (recoupment)(3)(4)         %      1.45         1.55         1.13         1.17       1.44         4.99        2.18
 Portfolio turnover rate                  %        46          145          129           28        138          160         167

(1) Effective May 24, 1999, ING Pilgrim Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(5)  The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

        NOTES TO FINANCIAL STATEMENTS as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

Organization. The Pilgrim Funds are comprised of Pilgrim Mutual Funds ("PMF"), Pilgrim Financial Services Fund, Inc. (formerly Pilgrim Bank and Thrift Fund), Pilgrim Investment Funds, Inc. ("PIF"), Pilgrim Growth and Income Fund, Inc., Pilgrim Mayflower Trust ("PMT"), Pilgrim Funds Trust ("PFT", formerly ING Funds Trust), Pilgrim Growth Opportunities Fund, Pilgrim SmallCap Opportunities Fund and Pilgrim Equity Trust ("PET"), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended.

PMF is a Delaware business trust organized in 1992 with twelve separate series (Portfolios). Five of the Portfolios in this report are: Pilgrim LargeCap Growth Fund ("LargeCap Growth"), Pilgrim MidCap Growth Fund ("MidCap Growth"), Pilgrim SmallCap Growth Fund ("SmallCap Growth"), Pilgrim Balanced Fund ("Balanced") and Pilgrim Convertible Fund ("Convertible"). Financial Services Fund, Inc. ("Financial Services") was organized as a Maryland Corporation in 1986. PIF is a Maryland Corporation organized in 1969 with two separate series (Portfolios). One of the Portfolios in this report is Pilgrim MagnaCap Fund ("MagnaCap"). Pilgrim Growth and Income Fund, Inc. ("Growth and Income") is a Maryland corporation organized in 1969. PMT is a Massachusetts business trust organized in 1992 with three separate series (Portfolios). Two of the Portfolios in this report are: Pilgrim Growth + Value Fund ("Growth + Value") and Pilgrim Research Enhanced Index Fund ("Research Enhanced Index"). PFT is a Delaware business trust established July 30, 1998 and consists of twelve separate series (Portfolios). Two of the Portfolios in this report are: Pilgrim Tax Efficient Equity Fund ("Tax Efficient Equity") and Pilgrim Internet Fund ("Internet"). Pilgrim Growth Opportunities Fund ("Growth Opportunities") is a Massachusetts business trust organized in 1986. Pilgrim SmallCap Opportunities Fund ("SmallCap Opportunities") is a Massachusetts business trust organized in 1986. PET is a Massachusetts business trust organized in 1998 with one series: Pilgrim MidCap Opportunities Fund ("MidCap Opportunities"). The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers at least two of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class Q and Class T. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.


On September 1, 2000, ING Group N.V. (NYSE:ING) acquired ReliaStar Financial Corp., the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, Pilgrim Securities, Inc., Distributor to the Funds and Pilgrim Group, Inc., Administrator to the Funds. In conjunction with the acquistions the Adviser, Distributor and Administrator changed their names to ING Pilgrim Investments, Inc., ING Pilgrim Securities, Inc. and ING Pilgrim Group, Inc., respectively, effective September 8, 2000. Effective February 26, 2001, ING Pilgrim Investments, Inc. was merged into the newly formed ING Pilgrim Investments, LLC. Effective February 27, 2001, ING Pilgrim Group, Inc. was merged into the newly formed ING Pilgrim Group, LLC ("IPG").


Reorganizations. On November 2, 2001, the Board of Directors/Trustees of the Pilgrim Funds approved proposals to reorganize the following "Disappearing Funds" into the following "Surviving Funds" (each a "Reorganization" and collectively, the "Reorganizations"):

  Disappearing Funds                              Surviving Funds
  ------------------                              ---------------
Pilgrim MidCap Growth Fund           Pilgrim MidCap Opportunities Fund
Pilgrim SmallCap Growth Fund         Pilgrim SmallCap Opportunities Fund
Pilgrim Internet Fund                Pilgrim Global Information Technology Fund

--------------------------------------------------------------------------------

Each proposed Reorganization is subject to approval by the shareholders of the Disappearing Fund. If shareholder approval is obtained, it is expected that the Reorganizations would take place during the first half of 2002.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which uses prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

     (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may

--------------------------------------------------------------------------------

     involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. Foreign Currency Transactions and Futures Contracts. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no open futures contracts at November 30, 2001.

E. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-date. Each Fund pays dividends, if any, as follows:

     Annually                   Semi-Annually             Quarterly
     --------                   -------------             ---------

     Research                   MagnaCap                  Balanced
      Enhanced                  Growth and                Convertible
       Index                     Income
     Tax Efficient
      Equity
     Growth
      Opportunities
     LargeCap
      Growth
     Midcap
      Opportunities
     MidCap
      Growth
     Growth and
      Value
     SmallCap
      Opportunities
     SmallCap
      Growth
     Financial
      Services
     Internet

     Each Fund distributes capital gains, to the extent available, annually.

     The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes, are reported as distributions in excess of net investment income and/or net realized capital gains. To the extent they exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

--------------------------------------------------------------------------------

F. Federal Income Taxes. It is the policy of the Funds, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board of Directors intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

     Capital loss carryforwards were the following at May 31, 2001:

                                                   Expiration
                                     Amount           Dates
                                     ------           -----
     Growth and Income           $ 5,700,014          2010
     Research Enhanced Index       8,618,344      2008 to 2009
     Tax Efficient Equity            415,400          2009
     Growth Opportunities        254,659,070          2009
     LargeCap Growth             174,106,032      2009 to 2010
     MidCap Opportunites          31,574,828      2008 to 2009
     Growth + Value              308,761,269          2009
     SmallCap Opportunities       58,556,297          2009
     Internet                     83,761,345          2009

     The capital loss carryforwards of LargeCap Growth, MidCap Opportunities and SmallCap Opportunities include capital losses acquired from mergers as discussed in Note 12. The yearly utilization of the acquired capital losses is limited by the Internal Revenue Code.

G. Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

H. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. Securities Lending. Each Fund had the option to temporarily loan 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash, letters of credit or U.S. Government securities.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the six months ended November 30, 2001, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                          Purchases            Sales
                                          ---------            -----
     MagnaCap                           $ 178,681,999      $ 211,345,299
     Growth and Income                    105,692,505        127,893,140
     Research Enhanced Index              116,722,585        137,218,936
     Tax Efficient Equity                   2,171,532          5,163,542
     Growth Opportunities               1,062,655,574      1,107,446,181
     LargeCap Growth                    1,175,317,645      1,174,709,749
     MidCap Opportunites                  224,301,259        230,162,939
     MidCap Growth                        593,572,435        623,318,521
     Growth + Value                       501,518,471        559,253,188
     SmallCap Opportunities               660,600,192        697,336,560
     SmallCap Growth                      134,892,013        186,945,347
     Financial Services                   119,144,619        158,896,362
     Internet                              12,008,514         14,141,378
     Balanced                              40,325,652         54,145,305
     Convertible                          482,618,610        518,413,231

--------------------------------------------------------------------------------

U.S. Government Securities not included above were as follows:

                               Purchases          Sales
                               ---------          -----
MagnaCap                             --               --
Growth and Income                    --               --
Research Enhanced Index              --               --
Tax Efficient Equity                 --               --
Growth Opportunities                 --               --
LargeCap Growth                      --               --
MidCap Opportunites                  --               --
MidCap Growth                        --               --
Growth + Value                       --               --
SmallCap Opportunities               --               --
SmallCap Growth                      --               --
Financial Services                   --               --
Internet                             --               --
Balanced                    $26,264,376      $25,358,826
Convertible                          --               --

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds, except Tax Efficient Equity Fund and Internet Fund, has entered into an Investment Management Agreement with ING Pilgrim Investments, LLC. ("the Manager"), a wholly-owned subsidiary of ING Groep N.V. ING Mutual Funds Management, LLC served as the manager of the Tax Efficient Equity Fund and Internet Fund. On April 30, 2001, ING Mutual Funds Management, LLC merged into ING Pilgrim Investments, LLC. All contracts, obligations and assets of ING Mutual Funds Management, LLC were assumed by ING Pilgrim Investments, LLC pursuant to the merger. The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For MagnaCap -- 1.00% for the first $30 million, 0.75% of the next $220 million, 0.625% of the next $250 million and 0.50% in excess of $500 million; for Growth and Income -- 0.750% on the first $100 million, 0.60% on the next $50 million, 0.50% on the next $100 million and 0.40% thereafter; for Researched Enhanced Index -- 0.70%; for Tax Efficient Equity -- 0.80%; for Growth Opportunities -- 0.95%; for LargeCap Growth, MidCap Growth, Balanced and Convertible -- 0.75% for the first $500 million, 0.675% of the next $500 million and 0.65% in excess of $1.0 billion; for MidCap Opportunities, Growth + Value, SmallCap Opportunities and SmallCap Growth -- 1.00%; for Financial Services -- 1.00% for the first $30 million, 0.75% of the next $95 million and 0.70% in excess of $125 million; and for Internet -- 1.25%.

Aeltus Investment Management, Inc., ("Aeltus"), a registered investment advisor, serves as subadvisor to the Research Enhanced Index Fund pursuant to a Subadvisory Agreement, dated August 7, 2001, between the Adviser and Aeltus. For its services, Aeltus receives from the Adviser, a fee equal to 0.20% of the average daily net assets of the Fund. Prior to August 1, 2001, J.P. Morgan Investment Management, Inc., served as subadvisor to the Fund. Delta Asset Management ("Delta"), a registered investment advisor and a wholly-owned indirect subsidiary of ING Groep, N.V., serves as subadvisor to the Tax Efficient Equity Fund pursuant to a Subadvisory Agreement dated October 30, 1998 between the Adviser and Delta. For its services, Delta receives from the Adviser, a fee equal to 0.40% of the average daily net assets of the Fund. Navellier Fund Management, Inc. ("Navellier"), a registered investment advisor, serves as subadvisor to the Growth + Value Fund pursuant to a Subadvisory Agreement, dated July 31, 1996 and amended and restated on July 1, 1998, between Adviser and Navellier. For its services, Navellier receives from the Adviser, a fee equal to 0.50% of the average daily net assets of the Fund. ING Investmemt Management Advisors B.V. ("IMA"), a registered investment advisor and a wholly-owned indirect sudsidiary of ING Groep, N.V., serves as subadvisor to the Internet Fund pursuant to a Subadvisory Agreement dated October 30, 1998 between the Adviser and IMA. For its services, IMA receives from the Adviser, a fee equal to 0.625% of the average daily net assets of the Fund.

IPG (the "Administator") serves as administrator to the Funds. Growth and Income, Research Enhanced Index, Tax Efficient Equity, Growth Opportunities, MidCap Opportunities, Growth + Value, SmallCap Opportunities and Internet Funds paid the Administrator a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets. In addition, MagnaCap, LargeCap Growth, SmallCap Growth, Financial Services, Balanced and Convertible Funds have entered into a Service Agreement with IPG whereby IPG will act as Shareholder Service Agent for each Fund. The agreement provides that IPG will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services. Research Enhanced Index, Growth Opportunities, MidCap Opportunities, Growth + Value and

--------------------------------------------------------------------------------

SmallCap Opportunities Funds also pay an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners shares.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Pilgrim Securities, Inc. (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following rates:

                       Class A   Class B   Class C   Class I   Class M   Class Q   Class T
                       -------   -------   -------   -------   -------   -------   -------
MagnaCap                0.30%     1.00%     1.00%      N/A       0.75%     0.25%     N/A
Growth and
  Income                0.25      1.00      1.00       N/A        N/A      0.25      N/A
Research
  Enhanced
  Index                 0.30      1.00      1.00       N/A        N/A      0.25      N/A
Tax Efficient
  Equity                0.35      1.00      1.00       N/A        N/A      N/A       N/A
Growth
  Opportunities         0.30      1.00      1.00       N/A        N/A      0.25      0.95
LargeCap Growth         0.35      1.00      1.00       N/A        N/A      0.25      N/A
MidCap
  Opportunities         0.30      1.00      1.00       N/A        N/A      0.25      N/A
MidCap Growth           0.35      1.00      1.00       N/A        N/A      0.25      N/A
Growth + Value          0.30      1.00      1.00       N/A        N/A      0.25      N/A
SmallCap
  Opportunities         0.30      1.00      1.00       N/A        N/A      0.25      0.95
SmallCap Growth         0.35      1.00      1.00       N/A        N/A      0.25      N/A
Financial Services      0.25      1.00      N/A        N/A        N/A      N/A       N/A
Internet                0.35      1.00      1.00       N/A        N/A      N/A       N/A
Balanced                0.35      1.00      1.00       N/A        N/A      0.25      0.75
Convertible             0.35      1.00      1.00       N/A        N/A      0.25      N/A

Effective March 1, 2001, the Distributor waived 0.10% of the Distribution fee for the Tax Efficient Equity and Internet Funds for Class A only.

For the six-month period ended November 30, 2001, the Distributor has retained $122,866 as sales charges from the proceeds of Class A Shares sold, $119,756 from the proceeds of Class C Shares redeemed, and $357 from the proceeds of Class M Shares sold.

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At November 30, 2001, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4, 5 and 7):

                                                         Accrued
                          Accrued                      Shareholder
                        Investment       Accrued      Services and   Recoupment
                        Management   Administrative   Distribution   of Waived
                           Fees           Fees            Fees          Fees       Total
                           ----           ----            ----          ----       -----
MagnaCap                 $215,673       $     --        $152,315      $     --    $367,988
Growth and Income         198,402         48,134          45,956            --     292,492
Researched
  Enhanced Index           84,668         12,096          95,601            --     192,365
Tax Efficient Equity       32,152         11,070          17,413        31,816      92,451
Growth
  Opportunities           283,797        107,375         183,297            --     574,469
LargeCap Growth           239,864             --         227,179            --     467,043
MidCap
  Opportunities            75,845          2,340          31,850            --     110,035
MidCap Growth             181,769             --         171,046            --     352,815
Growth + Value            392,441         84,488         327,754            --     804,683
SmallCap
  Opportunities           288,872        129,610         211,293            --     629,775
SmallCap Growth           246,102             --         182,890            --     428,992
Financial Services        240,867             --         185,732            --     426,599
Internet                   33,544         35,646          13,023         4,539      86,752
Balanced                   73,199             --          64,489         3,394     141,082
Convertible               174,517             --         184,730            --     359,247

At November 30, 2001, Lion Connecticut Holdings, Inc., a wholly-owned indirect subsidiary of ING Groep N.V., held 53.6% of the shares outstanding of Tax Efficient Equity. Investment activities of this shareholder could have a material impact on the Fund.

NOTE 7 -- EXPENSE LIMITATIONS

For the following Funds, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                          Class A     Class B     Class C     Class Q    Class T
                          -------     -------     -------     -------    -------
Growth and Income           2.75%       3.50%       3.50%       2.75%      N/A
Tax Efficient Equity(1)     1.45        2.20        2.20        N/A        N/A
LargeCap Growth(2)          1.60        2.25        2.25        1.50       N/A
MidCap Growth(2)            1.60        2.25        2.25        1.50       N/A
SmallCap Growth(3)          1.95        2.60        2.60        1.85       N/A
Internet(4)                 1.90        2.65        2.65        N/A        N/A
Balanced(2)(5)              1.60        2.25        2.25        1.50       2.00
Convertible(2)              1.60        2.25        2.25        1.50       N/A

Each Fund will at a later date reimburse the Investment Manager for expenses waived during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and

--------------------------------------------------------------------------------

reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund.

(1) Prior to March 1, 2001, the expense limitation rates for Class A, Class B and Class C were 1.30%, 1.95% and 1.95%, respectively.
(2) Prior to November 1, 2001, the expense limitation rate for Class Q was 1.25%.
(3) Prior to November 1, 2001, the expense limitation rate for Class Q was 1.50%.
(4) Prior to March 1, 2001, the expense limitation rates for Class A, Class B and Class C were 1.59%, 2.24% and 2.24%, respectively.
(5) Prior to November 1, 2001, the expense limitation rate for Class T was 1.75%.

NOTE 8 -- LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the six months ended November 30, 2001, the Funds did not have any loans outstanding under the line of credit.

NOTE 9 -- CAPITAL SHARES
Transactions in capital shares and dollars were as follows:


                                                 Class A Shares                                    Class B Shares
                                -----------------------------------------------    -----------------------------------------------
                                     Six             Eleven                             Six             Eleven
                                    Months           Months            Year            Months           Months            Year
                                    Ended            Ended            Ended            Ended            Ended            Ended
                                   Nov. 30,          May 31,         June 30,         Nov. 30,          May 31,         June 30,
                                     2001             2001             2000             2001             2001             2000
                                -------------    -------------    -------------    -------------    -------------    -------------
Pilgrim MagnaCap
 (Number of Shares)
Shares sold                         1,228,587          911,087        8,302,663          698,738        1,079,075        1,126,639
Shares issued in merger                    --        1,823,060               --               --       22,675,379               --
Shares issued as
 reinvestment of
 dividends                          3,102,779        2,065,847        2,042,086        1,122,294          547,903          670,172
Shares redeemed                    (2,435,972)      (3,467,219)     (11,985,501)      (1,076,853)      (1,401,394)      (2,847,837)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)
 in shares outstanding              1,895,394        1,332,775       (1,640,752)         744,179        2,900,963       (1,051,026)
                                =============    =============    =============    =============    =============    =============
Pilgrim MagnaCap ($)
Shares sold                     $  14,270,714    $  13,700,644    $ 134,588,976    $   7,982,351    $  14,758,082    $  18,234,831
Shares issued in merger                    --       24,128,851               --               --       33,904,811               --
Shares issued as
 reinvestment of
 dividends                         31,803,891       29,583,918       33,390,241       11,144,382        7,628,566       10,716,050
Shares redeemed                   (28,810,398)     (51,340,796)    (193,866,999)     (12,547,595)     (20,174,618)     (44,525,122)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)         $  17,264,207    $  16,072,617    $ (25,887,782)   $   6,579,138    $  36,116,841    $ (15,574,241)
                                =============    =============    =============    =============    =============    =============


                                                 Class C Shares
                                  ---------------------------------------------
                                     Six             Eleven
                                    Months           Months           Year
                                    Ended            Ended            Ended
                                   Nov. 30,         June 30,         June 30,
                                     2001             2001             2000
                                  -----------      -----------      -----------
Pilgrim MagnaCap
 (Number of Shares)
Shares sold                           226,932          452,160          355,043
Shares issued in merger                    --          320,750               --
Shares issued as
 reinvestment of
 dividends                            119,250           29,252           13,431
Shares redeemed                      (167,753)        (210,840)        (166,071)
                                  -----------      -----------      -----------
Net increase (decrease)
 in shares outstanding                178,429          591,322          202,403
                                  ===========      ===========      ===========
Pilgrim MagnaCap ($)
Shares sold                       $ 2,561,292      $ 6,214,939      $ 5,649,398
Shares issued in merger                    --        4,079,042               --
Shares issued as
 reinvestment of
 dividends                          1,185,344          407,569          214,760
Shares redeemed                    (1,920,967)      (2,826,362)      (2,597,664)
                                  -----------      -----------      -----------
Net increase (decrease)           $ 1,825,669      $ 7,875,188      $ 3,266,494
                                  ===========      ===========      ===========


                                                     Class M Shares                                 Class Q Shares
                                      --------------------------------------------    --------------------------------------------
                                          Six            Eleven                           Six           Eleven
                                         Months          Months          Year            Months         Months          Period
                                         Ended           Ended           Ended           Ended          Ended           Ended
                                      November 30,       May 31,        June 30,      November 30,      May 31,        June 30,
                                          2001            2001           2000             2001           2001           2000(1)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Pilgrim MagnaCap
 (Number of Shares)
Shares sold                                 14,219          30,058          71,735          22,106         113,698         627,893
Shares issued in merger                         --         531,039              --              --          52,762              --
Shares issued as reinvestment
  of dividends                             207,861          96,050          94,820         161,336          92,505              --
Shares redeemed                           (144,039)       (186,663)       (265,773)        (20,192)        (60,151)         (1,149)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
  shares outstanding                        78,041         470,484         (99,218)        163,250         198,814         626,744
                                      ============    ============    ============    ============    ============    ============
Pilgrim MagnaCap ($)
Shares sold                           $    167,952    $    429,381    $  1,164,803    $    260,324    $  1,752,239    $ 10,206,194
Shares issued in merger                         --       6,853,720              --              --         666,215              --
Shares issued as reinvestment
  of dividends                           2,103,557       1,358,565       1,532,001       1,652,081       1,323,685              --
Shares redeemed                         (1,717,500)     (2,763,847)     (4,228,665)       (251,407)       (935,105)        (18,412)
                                      ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)               $    554,009    $  5,877,819    $ (1,531,861)   $  1,660,998    $  2,807,034    $ 10,187,782
                                      ============    ============    ============    ============    ============    ============

(1)  Commenced offering of shares on November 22, 1999.

--------------------------------------------------------------------------------

                                                    Class A Shares                               Class B Shares
                                    --------------------------------------------    --------------------------------------------
                                         Six             Five                            Six          Five
                                        Months          Months           Year          Months        Months           Period
                                        Ended           Ended            Ended          Ended        Ended            Ended
                                       Nov. 30,        May 31,       December 31,     Nov. 30,      May 31,         December 31,
                                         2001            2001            2000           2001          2001            2000(1)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Pilgrim Growth and Income
 (Number of Shares)
Shares sold                              772,312         412,848       1,928,901          42,291          33,068          38,995
Shares issued in merger                       --       1,556,404              --              --         232,380              --
Shares issued as reinvestment of
 dividends                               233,563              --       1,846,883           5,592              --             956
Shares redeemed                         (973,519)     (2,085,326)     (2,607,578)        (51,738)        (18,616)            (43)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                              32,356        (116,074)      1,168,206          (3,855)        246,832          39,908
                                    ============    ============    ============    ============    ============    ============
Pilgrim Growth and Income ($)
Shares sold                         $ 11,812,401    $  6,956,290    $ 43,182,596    $    645,535    $    563,268    $    747,146
Shares issued in merger                       --      26,816,325              --              --       3,999,448              --
Shares issued as reinvestment of
 dividends                             3,500,032              --      35,712,783          83,159              --          18,030
Shares redeemed                      (14,953,241)    (33,932,210)    (58,679,502)       (816,229)       (308,462)           (825)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)             $    359,192    $   (159,595)   $ 20,215,877    $    (87,535)   $  4,254,254    $    764,351
                                    ============    ============    ============    ============    ============    ============


                                                                   Class C Shares                     Class Q Shares
                                                    ---------------------------------------------     --------------
                                                         Six              Five
                                                       Months            Months          Period           Period
                                                        Ended             Ended           Ended           Ended
                                                      Nov. 30,           May 31,        Dec. 31,         Nov. 30,
                                                        2001              2001           2000(2)         2001(3)
                                                    -----------      -----------      -----------      -----------
Pilgrim Growth and Income
 (Number of Shares)
Shares sold                                              35,448          127,519            9,353            1,337
Shares issued in merger                                      --           84,879               --               --
Shares issued as reinvestment of dividends                2,618               --              546               --
Shares redeemed                                         (98,098)         (18,121)          (1,034)              --
                                                    -----------      -----------      -----------      -----------
Net increase (decrease) in shares outstanding           (60,032)         194,277            8,865            1,337
                                                    ===========      ===========      ===========      ===========
Pilgrim Growth and Income ($)
Shares sold                                         $   550,738      $ 2,243,288      $   183,993      $    19,389
Shares issued in merger                                      --        1,456,630               --               --
Shares issued as reinvestment of dividends               38,818               --           10,308               --
Shares redeemed                                      (1,620,048         (304,015          (18,024)              --
                                                    -----------      -----------      -----------      -----------
Net increase (decrease)                             $(1,030,492)     $  ,395,903      $   176,277      $    19,389
                                                    ===========      ===========      ===========      ===========

----------
(1)  Commenced offering of shares on August 22, 2000.
(2)  Commenced offering of shares on September 26, 2000.
(3)  Commenced offering of shares on October 4, 2001.

--------------------------------------------------------------------------------

                                               Class A Shares                                   Class B Shares
                                --------------------------------------------    --------------------------------------------
                                     Six           Seven                             Six           Seven
                                    Months         Months           Year           Months          Months           Year
                                    Ended          Ended           Ended            Ended          Ended           Ended
                                 November 30,      May 31,       October 31,     November 30,      May 31,       October 31,
                                     2001           2001            2000            2001            2001            2000
                                ------------    ------------    ------------    ------------    ------------    ------------
Pilgrim Research Enhanced
 Index (Number of Shares)
Shares sold                          227,191         370,903         905,210         349,075         687,827       2,050,650
Shares issued as reinvestment
 of dividends                             --              --          14,197              --              --          52,910
Shares redeemed                     (182,738)     (1,189,056)     (1,242,238)     (1,081,664)     (1,293,360)     (2,542,262)
                                ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                   44,453        (818,153)       (322,831)       (732,589)       (605,533)       (438,702)
                                ============    ============    ============    ============    ============    ============
Pilgrim Research
 Enhanced Index ($)
Shares sold                     $  2,028,707    $  3,773,518    $ 10,303,882    $  3,048,920    $  7,017,926    $ 23,253,462
Shares issued as
 reinvestment of dividends                --              --         165,396              --              --         612,733
Shares redeemed                   (1,649,332)    (12,089,290)    (14,134,442)     (9,639,174)    (12,699,740)    (28,592,017)
                                ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)         $    379,375    $ (8,315,772)   $ (3,665,164)   $ (6,590,254)   $ (5,681,814)   $ (4,725,822)
                                ============    ============    ============    ============    ============    ============


                                                  Class C Shares
                                   --------------------------------------------
                                       Six             Seven
                                      Months           Months          Year
                                      Ended            Ended           Ended
                                   November 30,       May 31,       October 31,
                                       2001            2001            2000
                                   ------------    ------------    ------------
Pilgrim Research Enhanced
 Index (Number of Shares)
Shares sold                             331,729       1,081,677       3,232,804
Shares issued as reinvestment
 of dividends                                --              --          64,089
Shares redeemed                      (1,659,207)     (2,260,540)     (2,138,973)
                                   ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                  (1,327,478)     (1,178,863)      1,157,920
                                   ============    ============    ============
Pilgrim Research
 Enhanced Index ($)
Shares sold                        $  2,917,278    $ 11,050,075    $ 36,538,030
Shares issued as
 reinvestment of dividends                   --              --         751,195
Shares redeemed                     (14,470,227)    (22,266,858)    (23,939,384)
                                   ------------    ------------    ------------
Net increase (decrease)            $(11,552,949)   $(11,216,783)   $ 13,349,841
                                   ============    ============    ============


                                         Class I Shares                          Class Q Shares
                              -----------------------------------    -------------------------------------
                                   Six        Seven                     Six          Seven
                                 Months       Months       Year         Months       Months        Year
                                  Ended       Ended       Ended         Ended        Ended        Ended
                             November 30,   May 31,    October 31,   November 30,   May 31,     October 31,
                                 2001         2001         1999         2001          2001         2000
                              ---------    ---------    ---------    ---------     ---------     ---------
Pilgrim Research
 Enhanced Index
 (Number of Shares)
Shares sold                           3           --           --       28,290        30,835        33,521
Shares issued as
 reinvestment of dividends           --           --       31,779           --            --            --
Shares redeemed                      --           --           --       (5,410)       (8,978)       (9,077)
                              ---------    ---------    ---------    ---------     ---------     ---------
Net increase in shares
 outstanding                          3           --       31,779       22,880        21,857        24,444
                              =========    =========    =========    =========     =========     =========
Pilgrim Research
 Enhanced Index ($)
Shares sold                   $      25    $      --    $      --    $ 257,365     $ 303,187     $ 379,475
Shares issued as
 reinvestment of dividends           --           --      371,501           --            --            --
Shares redeemed                      --           --           --      (48,153)      (91,176)     (100,500)
                              ---------    ---------    ---------    ---------     ---------     ---------
Net increase                  $      25    $      --    $ 371,501    $ 209,212     $ 212,011     $ 278,975
                              =========    =========    =========    =========     =========     =========

--------------------------------------------------------------------------------

                                                        Class A Shares                              Class B Shares
                                          -----------------------------------------    --------------------------------------------
                                              Six            Seven                         Six          Seven
                                             Months          Months         Year          Months        Months             Year
                                             Ended           Ended         Ended          Ended         Ended              Ended
                                          November 30,      May 31,     October 31,    November 30,     May 31,         October 31,
                                             2001            2001           2000          2001           2001              2000
                                          -----------    -----------    -----------    -----------    -----------       -----------
Pilgrim Tax Efficient Equity
 (Number of Shares)
Shares sold                                    71,727        145,445        567,268         39,482        304,491(2)        276,738
Shares issued as reinvestment of
 dividends                                         --          8,888         16,297             --          1,102             1,609
Shares redeemed                              (130,400)      (305,412)      (545,394)       (48,753)      (108,239)         (195,405)
                                          -----------    -----------    -----------    -----------    -----------       -----------
Net increase (decrease) in shares
 outstanding                                  (58,673)      (151,079)        38,171         (9,271)       197,354            82,942
                                          ===========    ===========    ===========    ===========    ===========       ===========
Pilgrim Tax Efficient Equity ($)
Shares sold                               $   738,858    $ 1,645,892    $ 7,093,779    $   410,878    $ 3,375,700(2)    $ 3,257,580
Shares issued as reinvestment of
 dividends                                         --        105,372        199,162             --         13,000            19,626
Shares redeemed                            (1,393,883)    (3,434,256)    (6,821,496)      (517,726)    (1,245,301)       (2,248,794)
                                          -----------    -----------    -----------    -----------    -----------       -----------
Net increase (decrease)                   $  (655,025)   $(1,682,992)   $   471,445    $  (106,848)   $ 2,143,399       $ 1,028,412
                                          ===========    ===========    ===========    ===========    ===========       ===========



                                                             Class C Shares                       Class X(1) Shares
                                               -----------------------------------------    -----------------------------
                                                   Six           Seven                         Seven
                                                  Months         Months         Year           Months            Year
                                                  Ended          Ended         Ended           Ended            Ended
                                               November 30,     May 31,      October 31,      May 31,         October 31,
                                                  2001           2001           2000           2001              2000
                                               -----------    -----------    -----------    -----------       -----------
Pilgrim Tax Efficient Equity
 (Number of Shares)
Shares sold                                         10,181         24,018        228,730             --            29,084
Shares issued as reinvestment of
 dividends                                              --            306            681             --                70
Shares redeemed                                    (12,541)       (65,189)       (96,812)      (241,449)(2)       (46,726)
                                               -----------    -----------    -----------    -----------       -----------
Net increase (decrease) in shares
 outstanding                                        (2,360)       (40,865)       132,599       (241,449)          (17,572)
                                               ===========    ===========    ===========    ===========       ===========
Pilgrim Tax Efficient Equity ($)
Shares sold                                    $   104,043    $   271,539    $ 2,844,483    $        --       $   361,122
Shares issued as reinvestment of
 dividends                                              --          3,570          8,257             --               865
Shares redeemed                                   (134,019)      (748,334)    (1,194,399)    (2,664,166)(2)      (573,617)
                                               -----------    -----------    -----------    -----------       -----------
Net increase (decrease)                        $   (29,976)   $  (473,225)   $ 1,658,341    $(2,664,166)      $  (211,630)
                                               ===========    ===========    ===========    ===========       ===========

(1) Effective November 17, 2000, Class X shares are no longer being offered for sale.
(2) Amounts include 240,221 shares, valued at $2,649,148, that were converted into Class B shares on November 17, 2000.

--------------------------------------------------------------------------------

                                                 Class A Shares                                     Class B Shares
                                 -----------------------------------------------    -----------------------------------------------
                                  Six Months       Five Months         Year          Six Months       Five Months        Year
                                     Ended            Ended            Ended            Ended           Ended            Ended
                                 November 30,        May 31,        December 31,     November 30,       May 31,       December 31,
                                      2001            2001             2000              2001            2001             2000
                                 -------------    -------------    -------------    -------------    -------------    -------------
Pilgrim Growth Opportunitites
 (Number of Shares)
Shares sold                          1,771,332        2,281,701        9,073,117          363,694          953,281        7,518,752
Shares issued as reinvestment
 of dividends                               --               --          340,940               --               --          313,178
Shares redeemed                     (2,788,617)      (1,877,278)      (4,350,033)      (1,344,119)      (1,044,539)      (1,307,372)
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                 (1,017,285)         404,423        5,064,024         (980,425)         (91,258)       6,524,558
                                 =============    =============    =============    =============    =============    =============
Pilgrim Growth
 Opportunitites ($)
Shares sold                      $  27,108,341    $  48,811,178    $ 302,644,101    $   5,304,332    $  19,318,917    $ 239,059,218
Shares issued as reinvestment
 of dividends                               --               --        9,343,843               --               --        8,129,351
Shares redeemed                    (41,302,127)     (37,623,802)    (138,551,847)     (18,931,386)     (19,637,536)     (38,068,877)
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)          $ (14,193,786)   $  11,187,376    $ 173,436,097    $ (13,627,054)   $    (318,619)   $ 209,119,692
                                 =============    =============    =============    =============    =============    =============


                                                  Class C Shares                                    Class T Shares
                                 -----------------------------------------------    -----------------------------------------------
                                  Six Months        Five Months         Year         Six Months       Five Months         Year
                                    Ended             Ended            Ended            Ended            Ended           Ended
                                 November 30,         May 31,       December 31,     November 30,        May 31,      December 31,
                                     2001              2001             2000             2001             2001            2000
                                 -------------    -------------    -------------    -------------    -------------    -------------
Pilgrim Growth Opportunitites
 (Number of Shares)
Shares sold                            276,109          775,265        5,330,125            1,728            3,661           37,238
Shares issued as reinvestment
 of dividends                               --               --          167,384               --               --          103,870
Shares redeemed                       (945,496)        (869,143)        (756,091)        (370,044)        (310,534)        (785,108)
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                   (699,387)         (93,878)       4,741,418         (368,316)        (306,873)        (644,000)
                                 =============    =============    =============    =============    =============    =============
Pilgrim Growth
 Opportunitites ($)
Shares sold                      $   4,102,033    $  15,469,116    $ 169,365,141    $      21,321    $      96,693    $   1,235,846
Shares issued as reinvestment
 of dividends                               --               --        4,361,451               --               --        2,718,440
Shares redeemed                    (13,255,992)     (16,496,360)     (21,462,799)      (5,590,228)      (6,071,229)     (24,995,887)
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)          $  (9,153,959)   $  (1,027,244)   $ 152,263,793    $  (5,568,907)   $  (5,974,536)   $ (21,041,601)
                                 =============    =============    =============    =============    =============    =============


                                                     Class I Shares                                  Class Q Shares
                                       --------------------------------------------   ---------------------------------------------
                                       Six Months      Five Months        Year          Six Months     Five Months       Period
                                          Ended           Ended           Ended           Ended           Ended           Ended
                                       November 30,       May 31,      December 31,    November 30,      May 31,       December 31,
                                          2001             2001            2000            2001            2001           2000(1)
                                       ------------    ------------    ------------    ------------    ------------    ------------
Pilgrim Growth Opportunitites
 (Number of Shares)
Shares sold                                   1,103              --             258          48,000          66,494         452,836
Shares issued as reinvestment of
 dividends                                       --              --         208,890              --              --          20,223
Shares redeemed                                (510)           (442)           (154)        (52,939)        (44,793)        (69,879)
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                                    593            (442)        208,994          (4,939)         21,701         403,180
                                       ============    ============    ============    ============    ============    ============
Pilgrim Growth Opportunitites ($)
Shares sold                            $     20,600    $         --    $     12,307    $    754,069    $  1,352,433    $ 14,307,198
Shares issued as reinvestment of
 dividends                                       --              --       5,853,263              --              --         554,300
Shares redeemed                              (7,441)         (8,973)         (5,261)       (781,131)       (915,191)     (2,143,870)
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)                $     13,159    $     (8,973)   $  5,860,309    $    (27,062)   $    437,242    $ 12,717,628
                                       ============    ============    ============    ============    ============    ============

----------
(1)  Commenced offering of shares on June 1, 2000.

--------------------------------------------------------------------------------

                                                  Class A Shares                                     Class B Shares
                                 -----------------------------------------------    -----------------------------------------------
                                  Six Months       Eleven Months       Year          Six Months       Eleven Months         Year
                                     Ended             Ended           Ended           Ended              Ended            Ended
                                  November 30,        May 31,        June 30,        November 30,        May 31,          June 30,
                                     2001              2001            2000             2001              2001             2000
                                 -------------    -------------    -------------    -------------    -------------    -------------
Pilgrim LargeCap Growth
 (Number of Shares)
Shares sold                          1,546,521        3,579,855        4,427,459          538,340        2,915,079        6,775,370
Shares issued in merger                     --        2,888,990               --               --          652,330               --
Shares issued as reinvestment
 of dividends                              937           47,176           21,754               --           61,221           38,999
Shares redeemed                     (2,527,991)      (4,203,463)      (1,201,487)      (1,447,021)      (2,085,769)        (796,940)
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                   (980,533)       2,312,558        3,247,726         (908,681)       1,542,861        6,017,429
                                 =============    =============    =============    =============    =============    =============
Pilgrim LargeCap Growth ($)
Shares sold                      $  31,855,098    $ 121,958,781    $ 159,716,404    $  10,955,826    $ 102,214,098    $ 236,388,229
Shares issued in merger                     --       77,301,925               --               --       17,296,035               --
Shares issued as reinvestment
 of dividends                           18,671        1,672,391          708,311               --        2,155,612        1,276,968
Shares redeemed                    (50,790,381)    (122,216,465)     (45,373,374)     (28,608,049)     (64,408,711)     (30,088,529)
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)          $ (18,916,612)   $  78,716,632    $ 115,051,341    $ (17,652,223)   $  57,257,034    $ 207,576,668
                                 =============    =============    =============    =============    =============    =============


                                                 Class C Shares                                     Class Q Shares
                                 -----------------------------------------------    -----------------------------------------------
                                  Six Months      Eleven Months         Year         Six Months      Eleven Months        Year
                                     Ended            Ended            Ended           Ended            Ended            Ended
                                 November 30,         May 31,         June 30,      November 30,        May 31,         June 30,
                                     2001              2001             2000            2001             2001             2000
                                 -------------    -------------    -------------    -------------    -------------    -------------
Pilgrim LargeCap Growth
 (Number of Shares)
Shares sold                            403,342        1,965,952        3,308,222        1,556,689          381,911          424,166
Shares issued in merger                     --          594,903               --               --            2,399               --
Shares issued as reinvestment
 of dividends                               --           28,660           13,490              407            6,871            2,730
Shares redeemed                     (1,027,508)      (1,284,529)        (388,728)        (344,065)        (454,258)         (71,210)
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                   (624,166)       1,304,986        2,932,984        1,213,031          (63,077)         355,686
                                 =============    =============    =============    =============    =============    =============
Pilgrim LargeCap Growth ($)
Shares sold                      $   8,513,215    $  69,760,356    $ 120,907,907    $  34,628,171    $  11,187,731    $  15,522,480
Shares issued in merger                     --       15,730,119               --               --           65,081               --
Shares issued as reinvestment
 of dividends                               --        1,004,118          443,449            8,258          247,005           93,151
Shares redeemed                    (20,416,727)     (39,024,155)     (15,356,494)      (6,983,923)     (13,078,822)      (2,818,083)
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)          $ (11,903,512)   $  47,470,438    $ 105,994,862    $  27,652,506    $  (1,579,005)   $  12,797,548
                                 =============    =============    =============    =============    =============    =============

--------------------------------------------------------------------------------

                                                     Class A Shares                                   Class B Shares
                                       --------------------------------------------    --------------------------------------------
                                        Six Months     Five Months         Year         Six Months      Five Months        Year
                                          Ended           Ended           Ended           Ended           Ended           Ended
                                       November 30,      May 31,       December 31,    November 30,       May 31,      December 31,
                                           2001            2001            2000            2001            2001            2000
                                       ------------    ------------    ------------    ------------    ------------    ------------
Pilgrim MidCap Opportunities
 (Number of Shares)
Shares sold                               1,086,354         271,311       1,539,052         156,662         188,773       1,564,330
Shares issued in merger                          --       1,712,771              --              --         190,728              --
Shares issued as reinvestment of
 dividends                                       --              --          91,879              --              --         104,104
Shares redeemed                          (1,342,680)     (1,666,345)       (579,993)       (301,522)       (281,653)       (167,531)
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                               (256,326)        317,737       1,050,938        (144,860)         97,848       1,500,903
                                       ============    ============    ============    ============    ============    ============
Pilgrim MidCap Opportunities ($)
Shares sold                            $ 12,895,989    $  4,156,261    $ 35,460,776    $  1,853,535    $  2,917,853    $ 35,935,995
Shares issued in merger                          --      26,643,510              --              --       2,913,949              --
Shares issued as reinvestment of
 dividends                                       --              --       1,828,926              --              --       2,039,665
Shares redeemed                         (15,474,683)    (23,089,620)    (12,947,201)     (3,402,768)     (4,168,040)     (3,675,916)
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)                $ (2,578,694)   $  7,710,151    $ 24,342,501    $ (1,549,233)   $  1,663,762    $ 34,299,744
                                       ============    ============    ============    ============    ============    ============


                                                        Class C Shares
                                         --------------------------------------------
                                          Six Months      Five Months       Year
                                            Ended            Ended          Ended
                                         November 30,       May 31,      December 31,
                                             2001            2001            2000
                                         ------------    ------------    ------------
Pilgrim MidCap Opportunities
 (Number of Shares)
Shares sold                                    67,933          96,579       1,317,500
Shares issued in merger                            --          84,547              --
Shares issued as reinvestment of
 dividends                                         --              --          73,211
Shares redeemed                              (212,739)       (239,763)       (221,802)
                                         ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                                 (144,806)        (58,637)      1,168,909
                                         ============    ============    ============
Pilgrim MidCap Opportunities ($)
Shares sold                              $    774,817    $  1,510,855    $ 30,373,920
Shares issued in merger                            --       1,286,435              --
Shares issued as reinvestment of
 dividends                                         --              --       1,427,606
Shares redeemed                            (2,393,582)     (3,570,512)     (4,645,276)
                                         ------------    ------------    ------------
Net increase (decrease)                  $ (1,618,765)   $   (773,222)   $ 27,156,250
                                         ============    ============    ============


                                                    Class I Shares                               Class Q Shares
                                       -----------------------------------------  ------------------------------------------
                                       Six Months     Five Months      Year        Six Months    Five Months       Period
                                          Ended         Ended          Ended          Ended         Ended          Ended
                                       November 30,     May 31,     December 31,   November 30,    May 31,      December 31,
                                           2001          2001           2000          2001           2001          2000(1)
                                        -----------   -----------    -----------   -----------    -----------    -----------
Pilgrim MidCap Opportunities
 (Number of Shares)
Shares sold                                      --            --             --        41,100         80,120        204,027
Shares issued in merger                          --            --             --            --             --             --
Shares issued as reinvestment of
 dividends                                       --            --        346,770            --             --         15,211
Shares redeemed                                  --            --             --       (22,300)       (40,530)       (48,927)
                                        -----------   -----------    -----------   -----------    -----------    -----------
Net increase in shares outstanding               --            --        346,770        18,800         39,590        170,311
                                        ===========   ===========    ===========   ===========    ===========    ===========
Pilgrim MidCap Opportunities ($)
Shares sold                             $        --   $      (663)   $        --   $   494,613    $ 1,217,717    $ 4,633,519
Shares issued in merger                          --            --             --            --             --             --
Shares issued as reinvestment of
 dividends                                       --            --      6,945,794            --             --        302,995
Shares redeemed                                  --            --             --      (258,818)      (631,571)    (1,033,465)
                                        -----------   -----------    -----------   -----------    -----------    -----------
Net increase (decrease)                 $        --   $      (663)   $ 6,945,794   $   235,795    $   586,146    $ 3,903,049
                                        ===========   ===========    ===========   ===========    ===========    ===========

----------
(1)  Commenced offering of shares on March 1, 2000.

--------------------------------------------------------------------------------

                                                   Class A Shares                                    Class B Shares
                                 -----------------------------------------------    -----------------------------------------------
                                  Six Months       Eleven Months        Year          Six Months     Eleven Months        Year
                                     Ended             Ended           Ended            Ended            Ended            Ended
                                 November 30,         May 31,         June 30,       November 30,        May 31,         June 30,
                                     2001              2001             2000             2001             2001             2000
                                 -------------    -------------    -------------    -------------    -------------    -------------
Pilgrim MidCap Growth
 (Number of Shares)
Shares sold                          1,284,024        5,124,587        9,111,415          186,655        1,646,795        1,509,894
Shares issued as reinvestment
 of dividends                           26,306          730,615          974,160           24,202          562,821          643,222
Shares redeemed                     (2,250,780)      (4,973,887)      (7,669,485)        (649,180)        (976,225)        (591,401)
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                   (940,450)         881,315        2,416,090         (438,323)       1,233,391        1,561,715
                                 =============    =============    =============    =============    =============    =============
Pilgrim MidCap Growth ($)
Shares sold                      $  16,315,174    $ 115,738,212    $ 250,678,628    $   2,733,602    $  42,712,613    $  49,598,444
Shares issued as reinvestment
 of dividends                          312,276       15,357,672       19,950,802          333,790       13,845,392       15,501,828
Shares redeemed                    (28,952,092)    (110,007,054)    (210,070,998)      (9,183,325)     (22,240,353)     (18,149,395)
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)          $ (12,324,642)   $  21,088,830    $  60,558,432    $  (6,115,933)   $  34,317,652    $  46,950,877
                                 =============    =============    =============    =============    =============    =============


                                                    Class C Shares                                   Class Q Shares
                                      --------------------------------------------     --------------------------------------------
                                      Six Months      Eleven Months      Year          Six Months      Eleven Months      Year
                                        Ended            Ended           Ended           Ended            Ended           Ended
                                      November 30,       May 31,        June 30,       November 30,       May 31,        June 30,
                                          2001            2001            2000             2001            2001            2000
                                      ------------    ------------    ------------     ------------    ------------    ------------
Pilgrim MidCap Growth
 (Number of Shares)
Shares sold                                294,298       2,717,077       1,413,615           84,954         350,209         428,283
Shares issued as reinvestment of
 dividends                                  25,839         612,243       2,159,370            6,544         135,012         102,573
Shares redeemed                         (1,391,885)     (1,799,928)     (1,287,410)        (127,262)       (197,877)       (695,575)
                                      ------------    ------------    ------------     ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                            (1,071,748)      1,529,392       2,285,575          (35,764)        287,344        (164,719)
                                      ============    ============    ============     ============    ============    ============
Pilgrim MidCap Growth ($)
Shares sold                           $  3,400,127    $ 54,386,322    $ 37,423,320     $  1,318,428    $  9,687,890    $ 16,105,660
Shares issued as reinvestment of
 dividends                                 279,635      11,822,410      40,876,879           98,740       3,596,714       2,657,668
Shares redeemed                        (15,667,605)    (32,537,509)    (31,578,669)      (1,948,318)     (5,327,033)    (21,963,880)
                                      ------------    ------------    ------------     ------------    ------------    ------------
Net increase (decrease)               $(11,987,843)   $ 33,671,223    $ 46,721,530     $   (531,150)   $  7,957,571    $ (3,200,552)
                                      ============    ============    ============     ============    ============    ============

--------------------------------------------------------------------------------

                                                  Class A Shares                                    Class B Shares
                                 -----------------------------------------------    -----------------------------------------------
                                   Six Months      Seven Months        Year          Six Months      Seven Months          Year
                                     Ended            Ended            Ended            Ended            Ended            Ended
                                  November 30,        May 31,       October 31,      November 30,        May 31,       October 31,
                                     2001              2001             2000             2001             2001             2000
                                 -------------    -------------    -------------    -------------    -------------    -------------
Pilgrim Growth + Value
 (Number of Shares)
Shares sold                          2,971,066        6,753,538       11,866,737          985,081        5,608,121       11,175,519
Shares issued as reinvestment
 of dividends                               --          891,094          380,695               --        1,515,476          806,730
Shares redeemed                     (4,327,886)      (6,441,138)      (6,015,701)      (3,205,924)      (3,701,720)      (2,742,651)
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                 (1,356,820)       1,203,494        6,231,731       (2,220,843)       3,421,877        9,239,598
                                 =============    =============    =============    =============    =============    =============
Pilgrim Growth + Value ($)
Shares sold                      $  34,719,749    $ 111,564,124    $ 303,851,859    $  11,322,136    $  93,178,069    $ 278,695,932
Shares issued as reinvestment
 of dividends                               --       17,584,472        8,366,591               --       28,929,059       17,285,755
Shares redeemed                    (49,932,532)    (103,349,835)    (151,084,341)     (35,713,298)     (53,957,953)     (67,678,591)
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)          $ (15,212,783)   $  25,798,761    $ 161,134,109    $ (24,391,162)   $  68,149,175    $ 228,303,096
                                 =============    =============    =============    =============    =============    =============


                                                  Class C Shares                                    Class Q Shares
                                 -----------------------------------------------    -----------------------------------------------
                                   Six Months      Seven Months        Year          Six Months      Seven Months          Year
                                     Ended            Ended            Ended            Ended            Ended            Ended
                                  November 30,        May 31,       October 31,      November 30,        May 31,       October 31,
                                     2001              2001             2000             2001             2001             2000
                                 -------------    -------------    -------------    -------------    -------------    -------------
Pilgrim Growth + Value
 (Number of Shares)
Shares sold                            814,236        3,982,395        8,365,370           22,843            8,425           54,841
Shares issued as reinvestment
 of dividends                               --          827,517          302,389               --            5,569               --
Shares redeemed                     (2,037,964)      (2,713,026)      (1,424,913)         (10,768)         (35,320)            (770)
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                 (1,223,728)       2,096,886        7,242,846           12,075          (21,326)          54,071
                                 =============    =============    =============    =============    =============    =============
Pilgrim Growth + Value ($)
Shares sold                      $   9,302,380    $  66,299,168    $ 211,475,739    $     262,909    $     167,062    $   1,439,870
Shares issued as reinvestment
 of dividends                               --       15,788,143        6,478,206               --          109,933               --
Shares redeemed                    (22,890,328)     (41,360,170)     (34,857,895)        (130,184)        (585,774)         (17,643)
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)          $ (13,587,948)   $  40,727,141    $ 183,096,050    $     132,725    $    (308,779)   $   1,422,227
                                 =============    =============    =============    =============    =============    =============

----------
(1)  Commenced offering of shares on June 5, 2000.

--------------------------------------------------------------------------------

                                                  Class A Shares                                    Class B Shares
                                 -----------------------------------------------    -----------------------------------------------
                                 Six Months       Five Months          Year          Six Months      Five Months          Year
                                    Ended            Ended            Ended            Ended            Ended             Ended
                                 November 30,        May 31,        December 31,     November 30,       May 31,        December 31,
                                     2001             2001             2000             2001             2001              2000
                                 -------------    -------------    -------------    -------------    -------------    -------------
Pilgrim SmallCap Opportunities
 (Number of Shares)
Shares sold                          2,272,251          805,278        4,441,888          350,592          127,540        1,707,949
Shares issued in merger                     --          634,284               --               --           93,498               --
Shares issued as reinvestment
 of dividends                          125,454               --          466,417          137,051               --          683,360
Shares redeemed                     (1,851,846)      (1,081,378)      (3,228,805)        (624,272)        (533,148)      (1,063,776)
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                    545,859          358,184        1,679,500         (136,629)        (312,110)       1,327,533
                                 =============    =============    =============    =============    =============    =============
Pilgrim SmallCap
 Opportunities ($)
Shares sold                      $  70,248,161    $  31,370,059    $ 289,038,217    $  10,503,081    $   4,753,320    $ 106,992,786
Shares issued in merger                     --       24,496,877               --               --        3,413,381               --
Shares issued as reinvestment
 of dividends                        3,579,554               --       22,787,725        3,669,721               --       31,619,407
Shares redeemed                    (56,088,624)     (38,841,872)    (204,676,330)     (18,518,783)     (19,107,874)     (61,751,282)
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)          $  17,739,091    $  17,025,064    $ 107,149,612    $  (4,345,981)   $ (10,941,173)   $  76,860,911
                                 =============    =============    =============    =============    =============    =============


                                                      Class C Shares                                  Class T Shares
                                      ----------------------------------------------   --------------------------------------------
                                        Six Months      Five Months        Year         Six Months      Five Months        Year
                                          Ended            Ended          Ended           Ended           Ended           Ended
                                      November 30,        May 31,       December 31,   November 30,       May 31,      December 31,
                                           2001            2001            2000            2001            2001            2000
                                       ------------    ------------    ------------    ------------    ------------    ------------
Pilgrim SmallCap Opportunities
 (Number of Shares)
Shares sold                                 292,415          65,064       1,356,512              --             235           9,929
Shares issued in merger                          --          44,557              --              --              --              --
Shares issued as reinvestment
 of dividends                                46,231              --         237,876          11,694              --          81,043
Shares redeemed                            (348,909)       (292,981)       (531,379)       (107,799)        (78,959)       (156,635)
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                         (10,263)       (183,360)      1,063,009         (96,105)        (78,724)        (65,663)
                                       ============    ============    ============    ============    ============    ============
Pilgrim SmallCap
 Opportunities ($)
Shares sold                            $  8,775,801    $  2,418,338    $ 87,619,842    $         --    $      8,792    $    642,005
Shares issued in merger                          --       1,623,093              --              --              --              --
Shares issued as reinvestment
 of dividends                             1,235,289              --      10,986,485         316,205              --       3,780,127
Shares redeemed                         (10,311,397)    (10,518,379)    (29,398,162)     (3,440,688)     (2,874,330)     (9,395,885)
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)                $   (300,307)   $ (6,476,948)   $ 69,208,165    $ (3,124,483)   $ (2,865,538)   $ (4,973,753)
                                       ============    ============    ============    ============    ============    ============


                                                            Class I Shares                          Class Q Shares
                                              ----------------------------------------  ------------------------------------------
                                               Six Months   Five Months      Year       Six Months     Five Months      Period
                                                 Ended         Ended        Ended          Ended         Ended          Ended
                                              November 30,    May 31,     December 31,  November 30,     May 31,      December 31,
                                                  2001         2001          2000          2001           2001          2000(1)
                                              -----------   -----------   -----------   -----------    -----------    -----------
Pilgrim SmallCap Opportunities
 (Number of Shares)
Shares sold                                            --            --            --        18,587         29,782         66,690
Shares issued in merger                                --            --            --            --             --             --
Shares issued as reinvestment
 of dividends                                          --            --             1         2,616             --          8,491
Shares redeemed                                        --            --            --       (14,923)       (10,751)       (21,253)
                                              -----------   -----------   -----------   -----------    -----------    -----------
Net increase in shares outstanding                     --            --             1         6,280         19,031         53,928
                                              ===========   ===========   ===========   ===========    ===========    ===========
 Pilgrim SmallCap Opportunities ($)
Shares sold                                   $        --   $        --   $        --   $   630,332    $ 1,134,714    $ 3,920,299
Shares issued in merger                                --            --            --            --             --             --
Shares issued as reinvestment
 of dividends                                           5            --            39        74,782             --        414,124
Shares redeemed                                        --            --            --      (501,634)      (414,435)    (1,119,892)
                                              -----------   -----------   -----------   -----------    -----------    -----------
Net increase                                  $         5   $        --   $        39   $   203,480    $   720,279    $ 3,214,531
                                              ===========   ===========   ===========   ===========    ===========    ===========

----------
(1)  Commenced offering of shares on April 4, 2000.

--------------------------------------------------------------------------------


                                                  Class A Shares                                     Class B Shares
                                 -----------------------------------------------    -----------------------------------------------
                                   Six Months      Eleven Months        Year          Six Months      Eleven Months        Year
                                     Ended            Ended            Ended            Ended             Ended           Ended
                                  November 30,        May 31,         June 30,       November 30,        May 31,         June 30,
                                      2001             2001             2000             2001             2001             2000
                                 -------------    -------------    -------------    -------------    -------------    -------------
Pilgrim SmallCap Growth
 (Number of Shares)
Shares sold                          8,095,508        9,181,910       15,288,354          256,914        1,379,310        1,419,656
Shares issued as reinvestment
 of dividends                            6,985          551,809        3,070,550            4,618          350,332        1,314,209
Shares redeemed                     (8,940,712)      (8,987,003)     (14,588,761)        (525,828)        (933,473)        (566,759)
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                   (838,219)         746,716        3,770,143         (264,296)         796,169        2,167,106
                                 =============    =============    =============    =============    =============    =============
Pilgrim SmallCap Growth ($)
Shares sold                      $  74,949,449    $ 142,706,037    $ 278,913,445    $   3,215,568    $  26,043,753    $  34,348,864
Shares issued as reinvestment
 of dividends                           64,444        8,310,245       44,737,909           52,948        6,589,750       23,529,097
Shares redeemed                    (83,790,124)    (139,058,315)    (268,674,614)      (6,463,097)     (16,489,403)     (13,214,538)
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)          $  (8,776,231)   $  11,957,967    $  54,976,740    $  (3,194,581)   $  16,144,100    $  44,663,423
                                 =============    =============    =============    =============    =============    =============


                                                      Class C Shares                                 Class Q Shares
                                       --------------------------------------------    --------------------------------------------
                                       Six Months      Eleven Months       Year        Six Months     Eleven Months        Year
                                          Ended            Ended          Ended           Ended           Ended           Ended
                                       November 30,       May 31,        June 30,      November 30,       May 31,        June 30,
                                           2001            2001            2000            2001            2001            2000
                                       ------------    ------------    ------------    ------------    ------------    ------------
Pilgrim SmallCap Growth
 (Number of Shares)
Shares sold                                 321,634       3,065,747       1,763,791         311,730         420,877         752,728
Shares issued as reinvestment
 of dividends                                 6,341         471,165       4,523,712             823          82,164         226,472
Shares redeemed                          (2,049,928)     (2,659,459)     (1,707,156)       (439,614)       (442,449)       (884,884)
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                      (1,721,953)        877,453       4,580,347        (127,061)         60,592          94,316
                                       ============    ============    ============    ============    ============    ============
Pilgrim SmallCap Growth ($)
Shares sold                            $  3,200,873    $ 43,097,468    $ 33,117,558    $  3,828,814    $  7,209,086    $ 17,630,422
Shares issued as reinvestment
 of dividends                                57,107       6,935,554      64,870,028           8,489       1,377,895       3,668,843
Shares redeemed                         (19,883,797)    (36,661,237)    (30,746,993)     (5,349,637)     (7,176,609)    (18,817,763)
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)                $(16,625,817)   $ 13,371,785    $ 67,240,593    $ (1,512,334)   $  1,410,372    $  2,481,502
                                       ============    ============    ============    ============    ============    ============


                                                   Class A Shares                                   Class B Shares
                                 -----------------------------------------------    -----------------------------------------------
                                   Six Months      Eleven Months        Year         Six Months      Eleven Months        Year
                                     Ended            Ended            Ended            Ended            Ended            Ended
                                  November 30,        May 31,         June 30,       November 30,        May 31,         June 30,
                                     2001              2001             2000             2001             2001             2000
                                 -------------    -------------    -------------    -------------    -------------    -------------
Pilgrim Financial Services
 (Number of Shares)
Shares sold                            640,162        1,762,038        1,975,881          571,442        1,253,480        1,559,910
Shares issued as reinvestment
 of dividends                          833,621          198,527        1,461,633          654,423          112,913        1,522,102
Shares redeemed                     (1,221,554)      (3,944,215)      (7,193,492)        (913,862)      (2,549,685)      (8,173,159)
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                    252,229       (1,983,650)      (3,755,978)         312,003       (1,183,292)      (5,091,147)
                                 =============    =============    =============    =============    =============    =============
Pilgrim Financial Services ($)
Shares sold                      $  14,811,061    $  36,049,628    $  35,003,161    $  12,724,368    $  25,169,131    $  28,449,395
Shares issued as reinvestment
 of dividends                       17,030,881        3,666,780       28,604,164       13,376,397        2,086,684       29,787,547
Shares redeemed                    (27,996,734)     (81,358,953)    (135,339,454)     (20,799,911)     (51,058,176)    (150,620,693)
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)          $   3,845,208    $ (41,642,545)   $ (71,732,129)   $   5,300,854    $ (23,802,361)   $ (92,383,751)
                                 =============    =============    =============    =============    =============    =============

--------------------------------------------------------------------------------

                                                 Class A Shares                                     Class B Shares
                                -----------------------------------------------    ------------------------------------------------
                                  Six Months      Seven Months         Year         Six Months       Seven Months        Year
                                    Ended            Ended             Ended           Ended            Ended            Ended
                                 November 30,       May 31,         October 31,     November 30,       May 31,         October 31,
                                     2001             2001             2000            2001             2001              2000
                                -------------    -------------    -------------    -------------    -------------     -------------
Pilgrim Internet
 (Number of Shares)
Shares sold                           319,770        3,632,706        7,084,996          168,243          655,871(2)      3,275,974
Shares issued as reinvestment
 of dividends                              --        1,028,126           41,811               --          778,744            20,949
Shares redeemed                      (618,112)      (4,959,698)      (5,034,916)        (458,910)      (1,015,129)       (1,223,523)
                                -------------    -------------    -------------    -------------    -------------     -------------
Net increase (decrease) in
 shares outstanding                  (298,342)        (298,866)       2,091,891         (290,667)         419,486         2,073,400
                                =============    =============    =============    =============    =============     =============
Pilgrim Internet ($)
Shares sold                     $     802,311    $  22,328,878    $ 133,092,443    $     435,481    $   7,005,354(2)  $  65,415,898
Shares issued as reinvestment
 of dividends                              --        8,050,229          862,682               --        6,019,702           428,895
Shares redeemed                    (1,665,110)     (30,467,175)     (94,511,228)      (1,191,057)      (5,540,596)      (23,631,325)
                                -------------    -------------    -------------    -------------    -------------     -------------
Net increase (decrease)              (862,799)   $     (88,068)   $  39,443,897    $    (755,576)   $   7,484,460     $  42,213,468
                                =============    =============    =============    =============    =============     =============


                                                                   Class C Shares                              Class X(1)
                                                    --------------------------------------------   --------------------------------
                                                     Six Months     Seven Months        Year       Seven Months            Year
                                                       Ended           Ended           Ended           Ended               Ended
                                                    November 30,       May 31,       October 31,       May 31,          October 31,
                                                        2001            2001            2000            2001               2000
                                                    ------------    ------------    ------------    ------------       ------------
Pilgrim Internet
 (Number of Shares)
Shares sold                                               98,226         145,858       1,678,073             132            258,123
Shares issued as reinvestment of dividends                    --         311,478          10,469              --              1,458
Shares redeemed                                         (163,586)       (473,050)       (621,277)       (304,498)(2)        (39,130)
                                                    ------------    ------------    ------------    ------------       ------------
Net increase (decrease) in shares outstanding            (65,360)        (15,714)      1,067,265        (304,366)           220,451
                                                    ============    ============    ============    ============       ============
Pilgrim Internet ($)
Shares sold                                         $    226,336    $    722,850    $ 32,803,757    $      1,525       $  5,054,969
Shares issued as reinvestment of dividends                    --       2,413,930         215,340              --             29,961
Shares redeemed                                         (437,592)     (2,994,658)    (11,245,970)     (5,180,052)(2)       (757,632)
                                                    ------------    ------------    ------------    ------------       ------------
Net increase (decrease)                             $   (211,256)   $    142,122    $ 21,773,127    $ (5,178,527)      $  4,327,298
                                                    ============    ============    ============    ============       ============

----------
(1) Effective November 17, 2000, Class X shares are no longer being offered for sale.
(2) Amounts include 303,025 of Class X shares, valued at $5,163,128, that were converted into Class B shares on November 17, 2000.

--------------------------------------------------------------------------------


                                                      Class A Shares                                 Class B Shares
                                       --------------------------------------------    --------------------------------------------
                                        Six Months     Eleven Months       Year        Six Months     Eleven Months        Year
                                           Ended           Ended           Ended          Ended           Ended           Ended
                                       November 30,       May 31,        June 30,      November 30,       May 31,        June 30,
                                           2001            2001            2000            2001            2001            2000
                                       ------------    ------------    ------------    ------------    ------------    ------------
Pilgrim Balanced
 (Number of Shares)
Shares sold                               1,270,635       1,463,798         462,023         334,358         453,764         236,780
Shares issued in merger                          --              --       3,669,160              --              --       2,263,054
Shares issued as reinvestment
 of dividends                               102,697         430,851         120,353          34,372         179,566          87,982
Shares redeemed                          (1,313,368)     (1,499,291)       (523,820)       (325,222)       (673,174)       (386,298)
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                          59,964         395,358       3,727,716          43,508         (39,844)      2,201,518
                                       ============    ============    ============    ============    ============    ============
Pilgrim Balanced ($)
Shares sold                            $ 16,116,852    $ 20,216,598    $  7,288,215    $  4,471,837    $  6,755,688    $  4,171,242
Shares issued in merger                          --              --      57,648,201              --              --      38,096,820
Shares issued as reinvestment
 of dividends                             1,269,051       5,925,370       1,895,528         455,866       2,642,601       1,483,448
Shares redeemed                         (16,541,586)    (21,129,277)     (8,162,726)     (4,381,721)    (10,233,160)     (6,483,178)
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)                $    844,317    $  5,012,691    $ 58,669,218    $    545,982    $   (834,871)   $ 37,268,332
                                       ============    ============    ============    ============    ============    ============


                                                      Class C Shares                                  Class Q Shares
                                       --------------------------------------------   ---------------------------------------------
                                       Six Months     Eleven Months        Year        Six Months     Eleven Months       Year
                                          Ended           Ended           Ended           Ended           Ended           Ended
                                       November 30,      May 31,         June 30,     November 30,       May 31,         June 30,
                                           2001            2001            2000           2001             2001            2000
                                       ------------    ------------    ------------    ------------    ------------    ------------
Pilgrim Balanced
 (Number of Shares)
Shares sold                                 181,511         397,383         168,630           6,506          27,145           4,284
Shares issued in merger                          --              --         813,022              --              --              --
Shares issued as reinvestment
 of dividends                                23,865         113,417         235,394             776           2,793           2,693
Shares redeemed                            (227,555)       (525,040)       (579,424)         (3,314)        (17,144)         (1,565)
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                         (22,179)        (14,240)        637,622           3,968          12,794           5,412
                                       ============    ============    ============    ============    ============    ============
Pilgrim Balanced ($)
Shares sold                            $  2,195,786    $  5,227,356    $  2,578,680    $     80,883    $    389,776    $     66,184
Shares issued in merger                          --              --      12,280,463              --              --              --
Shares issued as reinvestment
 of dividends                               283,077       1,496,911       3,561,673           9,510          37,994          42,058
Shares redeemed                          (2,721,670)     (7,140,840)     (8,869,902)        (40,642)       (234,653)        (24,419)
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)                $   (242,807)   $   (416,573)   $  9,550,914    $     49,751    $    193,117    $     83,823
                                       ============    ============    ============    ============    ============    ============


                                                                     Class T Shares
                                                      --------------------------------------------
                                                       Six Months    Eleven Months      Period
                                                         Ended           Ended           Ended
                                                      November 30,      May 31,         June 30,
                                                          2001            2001           2000(1)
                                                      ------------    ------------    ------------
Pilgrim Balanced
 (Number of Shares)
Shares sold                                                     --           4,667           1,889
Shares issued in merger                                         --              --         737,757
Shares issued as reinvestment of dividends                   9,385          65,876              --
Shares redeemed                                           (109,392)       (208,190)        (59,256)
                                                      ------------    ------------    ------------
Net increase (decrease) in shares outstanding             (100,007)       (137,647)        680,390
                                                      ============    ============    ============
Pilgrim Balanced ($)
Shares sold                                           $         --    $     70,086    $     11,152
Shares issued in merger                                         --              --      12,419,589
Shares issued as reinvestment of dividends                 124,536         970,115              --
Shares redeemed                                         (1,485,203)     (3,166,380)       (946,072)
                                                      ------------    ------------    ------------
Net increase (decrease)                               $ (1,360,667)   $ (2,126,179)   $ 11,484,669
                                                      ============    ============    ============

----------
(1)  Commenced offering of shares on March 31, 2000.

--------------------------------------------------------------------------------

                                                      Class A Shares                                 Class B Shares
                                       --------------------------------------------    --------------------------------------------
                                        Six Months     Eleven Months       Year         Six Months    Eleven Months        Year
                                           Ended           Ended           Ended          Ended           Ended           Ended
                                       November 30,       May 31,        June 30,      November 30,       May 31,        June 30,
                                           2001            2001            2000            2001            2001            2000
                                       ------------    ------------    ------------    ------------    ------------    ------------
Pilgrim Convertible
 (Number of Shares)
Shares sold                               1,221,159       2,382,181       2,765,285         368,089       2,141,257       2,212,800
Shares issued as reinvestment
 of dividends                                75,525         989,422         432,032          63,865         923,386         446,940
Shares redeemed                          (2,173,822)     (2,581,631)     (1,602,580)       (963,643)     (1,281,373)       (721,161)
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                        (877,138)        789,972       1,594,737        (531,689)      1,783,270       1,938,579
                                       ============    ============    ============    ============    ============    ============
Pilgrim Convertible ($)
Shares sold                            $ 19,047,875    $ 52,464,635    $ 74,411,486    $  6,630,569    $ 52,883,513    $ 62,613,451
Shares issued as reinvestment
 of dividends                             1,202,571      19,822,295      10,028,609       1,108,885      20,109,225      11,247,841
Shares redeemed                         (34,268,196)    (51,967,967)    (41,141,454)    (16,707,516)    (28,949,115)    (20,328,894)
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)                $(14,017,750)   $ 20,318,963    $ 43,298,641    $ (8,968,062)   $ 44,043,623    $ 53,532,398
                                       ============    ============    ============    ============    ============    ============


                                                     Class C Shares                                  Class Q Shares
                                       --------------------------------------------    --------------------------------------------
                                       Six Months     Eleven Months        Year        Six Months     Eleven Months        Year
                                          Ended           Ended           Ended           Ended           Ended           Ended
                                       November 30,       May 31,        June 30,      November 30,       May 31,        June 30,
                                           2001            2001            2000           2001             2001            2000
                                       ------------    ------------    ------------    ------------    ------------    ------------
Pilgrim Convertible
 (Number of Shares)
Shares sold                                 281,550       1,819,012       1,543,879          19,305         719,641       1,566,620
Shares issued as reinvestment
 of dividends                                45,023         663,511         594,205          23,223         452,416         144,983
Shares redeemed                          (1,020,640)     (1,553,690)       (827,109)       (888,513)     (1,558,160)       (398,796)
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                        (694,067)        928,833       1,310,975        (845,985)       (386,103)      1,312,807
                                       ============    ============    ============    ============    ============    ============
Pilgrim Convertible ($)
Shares sold                            $  4,721,404    $ 40,238,507    $ 41,908,144    $    310,057    $ 15,922,807    $ 41,114,380
Shares issued as reinvestment
 of dividends                               732,128      13,561,955      14,012,886         363,599       8,820,172       3,277,417
Shares redeemed                         (16,785,314)    (31,759,310)    (22,139,549)    (13,941,134)    (30,676,072)    (10,241,903)
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)                $(11,331,782)   $ 22,041,152    $ 33,781,481    $(13,267,478)   $ (5,933,093)   $ 34,149,894
                                       ============    ============    ============    ============    ============    ============

--------------------------------------------------------------------------------

NOTE 10 -- WHEN ISSUED SECURITIES

The Balanced Fund, at times, may purchase FNMA/GNMA certificates on a delayed delivery, forward or when-issued basis with payment and delivery often taking place a month or more after the initiation of the transaction. It is the Fund's policy to record when-issued FNMA/GNMA certificates (and the corresponding obligation to pay for the securities) at the time the purchase commitment becomes fixed -- generally on the trade date. It is also the Fund's policy to segregate assets to cover its commitments for when-issued securities on trade date.

NOTE 11 -- CHANGES IN THE FUND'S YEAR-END

Effective May 31, 2001, the Funds changed their year-end to May 31 from: June 30 for MagnaCap, LargeCap Growth, MidCap Growth, SmallCap Growth, Financial Services, Balanced and Convertible; October 31 for Researched Enhanced Index, Tax Efficient Equity, Growth + Value and Internet; December 31 for Growth and Income, Growth Opportunities, MidCap Opportunities and SmallCap Opportunities. This change was done to facilitate the administration of the funds.

NOTE 12 -- REORGANIZATIONS

On February 23, 2001 and March 23, 2001, certain Funds, as listed below (each an: "Acquiring Fund"), acquired the assets and liabilities of other Funds, also listed below (each an: "Acquired Fund"), in a tax-free reorganization, pursuant to a plan of reorganization that was approved by each Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund to each Acquired Fund's shareholders as of the reorganization date are presented in
Note 9 -- Capital Shares. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                                   Acquired
                                            Total net         Total net               Fund
                                            assets of         assets of            Unrealized
Acquiring               Acquired            Aquiring          Acquired            appreciation/
  Fund                    Fund             Fund (000)        Fund (000)        (depreciation)(000)
  ----                    ----             ----------        ----------        -------------------
MagnaCap             Pilgrim LargeCap      $368,822           $33,476               $      66
                     Leaders Fund
                     Pilgrim MidCap         374,813            36,156                   1,955
                     Value Fund
Growth and           ING Growth &           214,346            32,272                  (1,558)
  Income             Income Fund
LargeCap             ING Focus Fund         516,080            57,162                   3,788
  Growth
                     ING Large Cap          516,080            53,231                 (10,466)
                     Growth Fund
MidCap               ING Mid Cap            129,048            30,844                   4,660
  Opportunites       Growth Fund
SmallCap             ING Small Cap          466,139            29,533                  (1,205)
  Opportunities      Growth Fund

NOTE 13 -- SUBSEQUENT EVENTS

Subsequent to November 30, 2001 the following funds declared dividends from net investment income of:

                        Per Share
                         Amount          Payable Date           Record Date
                         ------          ------------           -----------
Balanced
Class A                 $ 0.1500       December 20, 2001     December 17, 2001
Class B                 $ 0.1271       December 20, 2001     December 17, 2001
Class C                 $ 0.1308       December 20, 2001     December 17, 2001
Class Q                 $ 0.1535       December 20, 2001     December 17, 2001
Class T                 $ 0.1340       December 20, 2001     December 17, 2001
Convertible
Class A                 $ 0.1043       December 20, 2001     December 17, 2001
Class B                 $ 0.0740       December 20, 2001     December 17, 2001
Class C                 $ 0.0771       December 20, 2001     December 17, 2001
Class Q                 $ 0.1137       December 20, 2001     December 17, 2001

--------------------------------------------------------------------------------

Effective March 1, 2002, the following changes to the names of the Funds and Series will occur:

Old Name                                       New Name
--------                                       --------
Pilgrim Mutual Funds                           ING Mutual Funds
Pilgrim Financial Services Fund, Inc.          ING Financial Services Fund, Inc.
Pilgrim Investment Funds, Inc.                 ING Investment Funds, Inc.
Pilgrim Growth and Income Fund, Inc.           ING Growth and Income Fund, Inc.
Pilgrim Mayflower Trust                        ING Mayflower Trust
Pilgrim Funds Trust                            ING Funds Trust
Pilgrim Growth Opportunities Fund              ING Growth Opportunities Fund
Pilgrim SmallCap Opportunities Fund            ING SmallCap Opportunities Fund
Pilgrim Equity Trust                           ING Equity Trust
Pilgrim LargeCap Growth Fund                   ING LargeCap Growth Fund
Pilgrim MidCap Growth Fund                     ING MidCap Growth Fund
Pilgrim SmallCap Growth Fund                   ING SmallCap Growth Fund
Pilgrim Balanced Fund                          ING Balanced Fund
Pilgrim Convertible Fund                       ING Convertible Fund
Pilgrim MagnaCap Fund                          ING MagnaCap Fund
Pilgrim Growth + Value Fund                    ING Growth + Value Fund
Pilgrim Research Enhanced Index Fund           ING Research Enhanced Index Fund
Pilgrim Tax Efficient Equity Fund              ING Tax Efficient Equity Fund
Pilgrim Internet Fund                          ING Internet Fund
Pilgrim MidCap Opportunities Fund              ING MidCap Opportunities Fund

Effective March 1, 2002, the Adviser, Distributor and Administator will change their names as follows:

Old Name                                                  New Name
--------                                                  --------
ING Pilgrim Investments, LLC                              ING Investments, LLC
ING Pilgrim Securities, Inc.                              ING Distributors, Inc.
ING Pilgrim Group, LLC                                    ING Funds, LLC

Pilgrim
MagnaCap
Fund
          PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

   Shares                                                              Value
   ------                                                              -----
COMMON STOCK: 94.13%
                     Banks: 3.27%
    66,000           Bank of America Corp.                        $   4,051,080
   106,900           FleetBoston Financial Corp.                      3,928,575
   198,600           US Bancorp.                                      3,769,428
                                                                  -------------
                                                                     11,749,083
                                                                  -------------
                     Beverages: 1.09%
    83,400           Coca-Cola Co.                                    3,916,464
                                                                  -------------
                                                                      3,916,464
                                                                  -------------
                     Chemicals: 4.79%
   200,000           Air Products & Chemicals, Inc.                   9,144,000
   150,000           PPG Industries, Inc.                             8,065,500
                                                                  -------------
                                                                     17,209,500
                                                                  -------------
                     Computers: 3.23%
   477,600           Compaq Computer Corp.                            4,847,640
   207,500     @     EMC Corp.-Mass.                                  3,483,925
   147,800           Hewlett-Packard Co.                              3,250,122
                                                                  -------------
                                                                     11,581,687
                                                                  -------------
                     Cosmetics/Personal Care: 1.18%
    72,800           Kimberly-Clark Corp.                             4,234,776
                                                                  -------------
                                                                      4,234,776
                                                                  -------------
                     Distribution/Wholesale: 0.38%
    29,000           Grainger (W.W.), Inc.                            1,357,200
                                                                  -------------
                                                                      1,357,200
                                                                  -------------
                     Electric: 8.29%
   238,400           Duke Energy Corp.                                8,618,160
   150,000           Entergy Corp.                                    5,535,000
   372,300     @     Reliant Resources, Inc.                          6,057,321
   420,900           The Southern Co.                                 9,575,475
                                                                  -------------
                                                                     29,785,956
                                                                  -------------
                     Electrical Components & Equipment: 1.07%
    71,000           Emerson Electric Co.                             3,838,260
                                                                  -------------
                                                                      3,838,260
                                                                  -------------
                     Electronics: 2.36%
   190,700           Avnet, Inc.                                      4,529,125
   268,800     @     Solectron Corp.                                  3,951,360
                                                                  -------------
                                                                      8,480,485
                                                                  -------------
                     Food: 1.49%
    10,800     @     Safeway, Inc.                                      481,248
   221,700           Sara Lee Corp.                                   4,850,796
                                                                  -------------
                                                                      5,332,044
                                                                  -------------
                     Forest Products & Paper: 1.06%
    95,000           International Paper Co.                          3,795,250
                                                                  -------------
                                                                      3,795,250
                                                                  -------------
                     Healthcare-Services: 1.30%
    39,700     @     Wellpoint Health Networks                        4,680,630
                                                                  -------------
                                                                      4,680,630
                                                                  -------------
                     Household Products/Wares: 3.10%
   118,500           Avery Dennison Corp.                             6,396,630
   121,000           Fortune Brands, Inc.                             4,751,670
                                                                  -------------
                                                                     11,148,300
                                                                  -------------
                     Insurance: 12.20%
   113,800           Allstate Corp. 3,896,512
    56,600           Chubb Corp.                                      3,965,396
   100,400           Cigna Corp.                                      9,159,492
   250,000           Jefferson-Pilot Corp.                           11,125,000
   109,300           Loews Corp.                                      6,211,519
   142,500           Old Republic Intl. Corp.                         3,826,125
    60,200     @     Principal Financial Group                        1,381,590
    90,300           St. Paul Cos.                                    4,251,324
                                                                  -------------
                                                                     43,816,958
                                                                  -------------
                     Leisure Time: 2.12%
   291,200           Carnival Corp.                                   7,603,232
                                                                  -------------
                                                                      7,603,232
                                                                  -------------
                     Mining: 5.17%
   308,800           Alcoa, Inc.                                     11,919,680
   163,700     @     Freeport-McMoran Copper & Gold, Inc.             2,185,395
   277,900   @,@@    Inco Ltd.                                        4,474,190
                                                                  -------------
                                                                     18,579,265
                                                                  -------------
                     Miscellaneous Manufacturing: 8.28%
   110,000           Danaher Corp.                                    6,451,500
   339,400           Honeywell Intl., Inc.                           11,247,716
   204,722    @@     Tyco Intl. Ltd.                                 12,037,654
                                                                  -------------
                                                                     29,736,870
                                                                  -------------
                     Oil & Gas: 6.68%
    48,000           Amerada Hess Corp.                               2,788,800
    66,900           Anadarko Petroleum Corp.                         3,472,110
    44,600           ChevronTexaco Corp.                              3,791,446
   200,000           Conoco, Inc.                                     5,474,000
    13,200           Exxon Mobil Corp.                                  493,680
    23,000           GlobalSantaFe Corp.                                556,600
    64,100           Kerr-McGee Corp.                                 3,367,814
    72,500           Phillips Petroleum Co.                           4,033,175
                                                                  -------------
                                                                     23,977,625
                                                                  -------------
                     Oil & Gas Services: 1.93%
    46,000     @     Grant Prideco, Inc.                                407,100
   304,700           Halliburton Co.                                  6,529,721
                                                                  -------------
                                                                      6,936,821
                                                                  -------------
                     Pharmaceuticals: 3.96%
    99,100           Bristol-Myers Squibb Co.                         5,327,616
    58,300           Merck & Co, Inc.                                 3,949,825
    19,500           Pfizer, Inc.                                       844,545
    92,700           Pharmacia Corp.                                  4,115,880
                                                                  -------------
                                                                     14,237,866
                                                                  -------------
                     Pipelines: 0.14%
    11,400           El Paso Corp.                                      507,300
                                                                  -------------
                                                                        507,300
                                                                  -------------
                     Retail: 8.96%
    58,000           CVS Corp.                                        1,563,100
   138,000           Darden Restaurants, Inc.                         4,242,120
   122,800           May Department Stores Co.                        4,401,152
   259,400           McDonald's Corp.                                 6,962,296
   145,300           RadioShack Corp.                                 4,207,888
   237,100           Sears, Roebuck And Co.                          10,790,421
                                                                  -------------
                                                                     32,166,977
                                                                  -------------
                     Semiconductors: 0.91%
   240,000     @     Advanced Micro Devices                           3,254,400
                                                                  -------------
                                                                      3,254,400
                                                                  -------------
                     Telecommunications: 7.85%
   227,300     @     AT&T Wireless Services, Inc.                     3,175,381
   412,800     @     ADC Telecommunications, Inc.                     1,832,832
    70,300           Alltel Corp.                                     4,575,124
   197,600           Sprint Corp.                                     4,305,704
   369,600     @     Tellabs, Inc.                                    5,647,488
   595,600     @     WorldCom, Inc.                                   8,660,024
                                                                  -------------
                                                                     28,196,553
                                                                  -------------
                     Tobacco: 3.32%
   252,700           Philip Morris Cos., Inc.                        11,919,859
                                                                  -------------
                                                                     11,919,859
                                                                  -------------
                     Total Common Stock (Cost $363,536,572)         338,043,361
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
MagnaCap
Fund

    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Principal
 Amount                                                                Value
 ------                                                                -----
SHORT TERM INVESTMENTS: 5.93%
                     Repurchase Agreement: 5.93%
$21,295,000          State Street Bank Repurchase Agreement
                       2.040%, due 12/03/01, (Collateralized by
                       $19,305,000 U.S. Treasury Bonds, 6.250%,
                       Due 05/15/30, Market Value $21,725,886)    $  21,295,000
                                                                  -------------
                     Total Short-Term Investments
                       (Cost $21,295,000)                            21,295,000
                                                                  -------------
                     Total Investments in Securities
                       (Cost $ 384,831,572)*            100.06%   $ 359,338,361
                     Other Assets and Liabilities-Net    -0.06%        (217,574)
                                                        ------    -------------
                     Net Assets                         100.00%   $ 359,120,787
                                                        ======    =============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is the same as for financial statement purposes.

     Net unrealized depreciation consists of:
          Gross Unrealized Appreciation                           $  26,953,612
          Gross Unrealized Depreciation                             (52,446,823)
                                                                  -------------
          Net Unrealized Depreciation                             $ (25,493,211)
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim Growth
and Income
Fund

          PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

   Shares                                                              Value
   ------                                                              -----
COMMON STOCK: 87.60%
                     Banks: 4.55%
    34,100           Bank of America Corp.                        $   2,093,058
    55,300           FleetBoston Financial Corp.                      2,032,275
   102,600           US Bancorp                                       1,947,348
    64,645           Wells Fargo & Co.                                2,766,806
                                                                  -------------
                                                                      8,839,487
                                                                  -------------
                     Beverages: 1.07%
    44,400           Coca-Cola Co.                                    2,085,024
                                                                  -------------
                                                                      2,085,024
                                                                  -------------
                     Computers: 1.81%
   177,825           Compaq Computer Corp.                            1,804,924
    77,700           Hewlett-Packard Co.                              1,708,623
                                                                  -------------
                                                                      3,513,547
                                                                  -------------
                     Cosmetics/Personal Care: 1.14%
    38,100           Kimberly-Clark Corp.                             2,216,277
                                                                  -------------
                                                                      2,216,277
                                                                  -------------
                     Diversified Financial Services: 2.42%
    81,700           The Bear Stearns Cos., Inc.                      4,697,750
                                                                  -------------
                                                                      4,697,750
                                                                  -------------
                     Electric: 1.64%
   196,400     @     Reliant Resources, Inc.                          3,195,428
                                                                  -------------
                                                                      3,195,428
                                                                  -------------
                     Electrical Components & Equipment: 1.04%
    37,300           Emerson Electric Co.                             2,016,438
                                                                  -------------
                                                                      2,016,438
                                                                  -------------
                     Electronics: 1.92%
   100,200           Avnet, Inc.                                      2,379,750
    92,600     @     Solectron Corp.                                  1,361,220
                                                                  -------------
                                                                      3,740,970
                                                                  -------------
                     Food: 3.39%
   159,800           Kroger Co.                                       4,046,136
   116,200     @     Sara Lee Corp.                                   2,542,456
                                                                  -------------
                                                                      6,588,592
                                                                  -------------
                     Forest Products & Paper: 4.62%
   102,200           Georgia-Pacific Corp.                            3,276,532
    49,100           International Paper Co.                          1,961,545
    65,500           Temple-Inland, Inc.                              3,742,670
                                                                  -------------
                                                                      8,980,747
                                                                  -------------
                     Healthcare-Products: 1.55%
    89,100           Becton Dickinson & Co.                           3,017,817
                                                                  -------------
                                                                      3,017,817
                                                                  -------------
                     Healthcare-Services: 1.26%
    20,800     @     Wellpoint Health Networks                        2,452,320
                                                                  -------------
                                                                      2,452,320
                                                                  -------------
                     Insurance: 13.08%
    60,600           Allstate Corp.                                   2,074,944
    30,100           Chubb Corp.                                      2,108,806
    53,300           Cigna Corp.                                      4,862,559
    57,100           Jefferson-Pilot Corp.                            2,540,950
    63,700           Lincoln National Corp.                           3,038,490
    57,400           Loews Corp.                                      3,262,042
    74,700           Old Republic Intl. Corp.                         2,005,695
    32,000     @     Principal Financial Group                          734,400
   101,800           St. Paul Cos.                                    4,792,744
                                                                  -------------
                                                                     25,420,630
                                                                  -------------
                     Machinery-Construction & Mining: 2.07%
    84,900           Caterpillar, Inc.                                4,025,958
                                                                  -------------
                                                                      4,025,958
                                                                  -------------
                     Media: 1.34%
    59,810     @     Viacom, Inc.                                     2,610,707
                                                                  -------------
                                                                      2,610,707
                                                                  -------------
                     Mining: 3.80%
   101,400           Alcoa, Inc.                                      3,914,040
    87,100     @     Freeport-McMoran Copper & Gold, Inc.             1,162,785
   143,600   @,@@    Inco Ltd.                                        2,311,960
                                                                  -------------
                                                                      7,388,785
                                                                  -------------
                     Miscellaneous Manufacturing: 4.90%
   178,500           Honeywell Intl., Inc.                            5,915,490
    61,355    @@     Tyco Intl. Ltd.                                  3,607,674
                                                                  -------------
                                                                      9,523,164
                                                                  -------------
                     Oil & Gas: 8.04%
    25,300           Amerada Hess Corp.                               1,469,930
    35,600           Anadarko Petroleum Corp.                         1,847,640
    23,400           ChevronTexaco Corp.                              1,989,234
   105,200           Diamond Offshore Drilling                        2,914,040
    33,800           Kerr-McGee Corp.                                 1,775,852
    38,100           Phillips Petroleum Co.                           2,119,503
   128,400           USX-Marathon Group, Inc.                         3,518,160
                                                                  -------------
                                                                     15,634,359
                                                                  -------------
                     Oil & Gas Services: 2.44%
    99,400           Baker Hughes, Inc.                               3,277,217
   164,500     @     Grant Prideco, Inc.                              1,455,825
                                                                  -------------
                                                                      4,733,042
                                                                  -------------
                     Pharmaceuticals: 6.76%
    66,800           Abbott Laboratories                              3,674,000
    52,900           Bristol-Myers Squibb Co.                         2,843,904
    30,800           Merck & Co., Inc.                                2,086,700
    48,700           Pharmacia Corp.                                  2,162,280
    66,495           Schering-Plough Corp.                            2,375,866
                                                                  -------------
                                                                     13,142,750
                                                                  -------------
                     Retail: 6.87%
    31,200           CVS Corp.                                          840,840
    72,800           Darden Restaurants, Inc.                         2,237,872
    64,300           May Department Stores Co.                        2,304,512
    78,300           McDonald's Corp.                                 2,101,572
    76,100           RadioShack Corp.                                 2,203,856
    80,600           Sears, Roebuck And Co.                           3,668,106
                                                                  -------------
                                                                     13,356,758
                                                                  -------------
                     Semiconductors: 2.14%
   119,200     @     Advanced Micro Devices                           1,616,352
   156,100     @     LSI Logic Corp.                                  2,536,625
                                                                  -------------
                                                                      4,152,977
                                                                  -------------
                     Telecommunications: 7.42%
   219,400     @     ADC Telecommunications, Inc.                       974,136
    36,800           Alltel Corp.                                     2,394,944
   119,386     @     AT&T Wireless Services, Inc.                     1,667,822
   103,600           Sprint Corp.                                     2,257,445
   183,600     @     Tellabs, Inc.                                    2,805,408
   298,000     @     WorldCom, Inc.                                   4,332,920
                                                                  -------------
                                                                     14,432,675
                                                                  -------------
                     Tobacco: 2.33%
    96,215           Philip Morris Cos., Inc.                         4,538,462
                                                                  -------------
                                                                      4,538,462
                                                                  -------------
                     Total Common Stock (Cost $174,168,328)         170,304,664
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim Growth
and Income
Fund

    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Principal
 Amount                                                                Value
 ------                                                                -----
SHORT TERM INVESTMENTS: 12.09%
                     U.S. Treasury Obligations: 2.15%
$  4,200,000         U.S. Treasury Bill, 1.990%, due 01/10/02     $   4,190,667
                                                                  -------------
                     Repurchase Agreement: 9.94%
  19,317,000         State Street Bank Repurchase Agreement
                       2.040% , due 12/03/01, (Collateralized
                       by U.S. Treasury Notes, 6.750%, Due
                       05/15/30, Market Value $19,706,500)           19,317,000
                                                                  -------------
                     Total Short-Term Investments
                       (Cost $23,507,667)                            23,507,667
                                                                  -------------
                     Total Investments in Securities
                       (Cost $ 197,675,995)*              99.69%   $193,812,331
                     Other Assets and Liabilities-Net      0.31%        605,088
                                                         ------   -------------
                     Net Assets                          100.00%  $ 194,417,419
                                                         ======   =============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is the same as for financial statement purposes.

     Net unrealized depreciation consists of:
          Gross Unrealized Appreciation                           $  10,002,266
          Gross Unrealized Depreciation                             (13,865,930)
                                                                  -------------
          Net Unrealized Depreciation                             $  (3,863,664)
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim Research
Enhanced Index
Fund

          PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

   Shares                                                              Value
   ------                                                              -----
COMMON STOCK: 99.02%
                    Advertising: 0.15%
     2,600           Omnicom Group                                $     223,236
                                                                  -------------
                                                                        223,236
                                                                  -------------
                     Aerospace/Defense: 1.20%
    12,500           Boeing Co.                                         438,750
     2,900           General Dynamics Corp.                             241,135
     2,200           Goodrich Corp.                                      53,614
     8,300           Lockheed Martin Corp.                              385,535
       850           Northrop Grumman Corp.                              79,798
     2,850           Raytheon Co.                                        93,394
     3,050           Rockwell Collins                                    51,301
     6,950           United Technologies Corp.                          418,390
                                                                  -------------
                                                                      1,761,917
                                                                  -------------
                     Agriculture: 0.12%
     4,700           UST, Inc.                                          168,730
                                                                  -------------
                                                                        168,730
                                                                  -------------
                     Airlines: 0.18%
     1,700           Delta Air Lines, Inc.                               49,266
    11,100           Southwest Airlines                                 208,125
                                                                  -------------
                                                                        257,391
                                                                  -------------
                     Apparel: 0.23%
     1,100           Liz Claiborne, Inc.                                 54,978
     3,900           Nike, Inc.                                         206,661
       900     @     Reebok Intl. Ltd.                                   20,934
     1,450           VF Corp.                                            55,071
                                                                  -------------
                                                                        337,644
                                                                  -------------
                     Auto Manufacturers: 0.55%
    26,300           Ford Motor Co.                                     498,122
     4,200           General Motors Corp.                               208,740
       800           Navistar Intl. Corp.                                29,272
     1,200           Paccar, Inc.                                        73,032
                                                                  -------------
                                                                        809,166
                                                                  -------------
                     Auto Parts & Equipment: 0.22%
     1,000           Cooper Tire & Rubber                                14,820
     8,400           Delphi Automotive Systems                          115,248
     2,300           Goodyear Tire & Rubber Co.                          51,520
     2,400           TRW, Inc.                                           93,648
     3,200           Visteon Corp.                                       44,160
                                                                  -------------
                                                                        319,396
                                                                  -------------
                     Banks: 6.31%
     5,750           Amsouth Bancorporation                             105,340
    23,250           Bank of America Corp.                            1,427,085
    10,700           Bank of New York Co., Inc.                         419,868
    16,850           Bank One Corp.                                     630,864
     5,600           BB&T Corp.                                         191,240
     2,900           Comerica, Inc.                                     148,944
     8,600           Fifth Third Bancorp                                516,774
    15,100           FleetBoston Financial Corp.                        554,925
     3,700           Huntington Bancshares, Inc.                         59,903
    28,550           JP Morgan Chase & Co.                            1,076,906
     5,900           Keycorp                                            135,110
     3,650           Mellon Financial Corp.                             136,473
    11,700           National City Corp.                                327,600
     3,400           Northern Trust Corp.                               196,656
     2,200           PNC Financial Services Group, Inc.                 127,490
     3,500           Regions Financial Corp.                            100,695
     5,000           SouthTrust Corp.                                   122,350
     5,000           State Street Corp.                                 261,700
     4,500           Suntrust Banks, Inc.                               284,670
     3,700           Synovus Financial Corp.                             86,950
     2,050           Union Planters Corp.                                88,990
    27,300           US Bancorp                                         518,154
    20,300           Wachovia Corp.                                     628,285
    24,950           Wells Fargo & Co.                                1,067,860
     1,400           Zions Bancorporation                                67,592
                                                                  -------------
                                                                      9,282,424
                                                                  -------------
                     Beverages: 2.55%
    13,000           Anheuser-Busch Cos., Inc.                           560,300
       400           Brown-Forman Corp.                                   24,360
    35,750           Coca-Cola Co.                                    1,678,820
     6,450           Coca-Cola Enterprises, Inc.                        112,552
       600           Coors (Adolph)                                      34,218
     2,150           Pepsi Bottling Group, Inc.                          95,567
    25,600           Pepsico, Inc.                                    1,244,928
                                                                  -------------
                                                                      3,750,745
                                                                  -------------
                     Biotechnology: 0.95%
    14,800     @     Amgen, Inc.                                        983,164
     1,250     @     Biogen, Inc.                                        73,637
     2,900     @     Chiron Corp.                                       125,860
     8,100     @     Immunex Corp.                                      218,700
                                                                  -------------
                                                                      1,401,361
                                                                  -------------
                     Building Materials: 0.16%
     7,100           Masco Corp.                                        148,603
     1,800           Vulcan Materials Co.                                83,250
                                                                  -------------
                                                                        231,853
                                                                  -------------
                     Chemicals: 1.17%
     3,500           Air Products & Chemicals, Inc.                     160,020
     1,400           Ashland, Inc.                                       59,710
     6,700           Dow Chemical Co.                                   251,250
    14,800           Du Pont (E.I.) de Nemours & Co.                    656,232
     1,600           Eastman Chemical Co.                                61,392
     1,800           Ecolab, Inc.                                        67,320
     1,000           Engelhard Corp.                                     27,950
     1,600           International Flavors & Fragrances                  49,040
     2,500           PPG Industries, Inc.                               134,425
     2,300           Praxair, Inc.                                      121,716
     1,850           Rohm & Haas Co.                                     65,675
     2,300           Sherwin-Williams Co.                                64,377
                                                                  -------------
                                                                      1,719,107
                                                                  -------------
                     Commercial Services: 0.87%
     8,150     @     Cendant Corp.                                      138,876
     7,600     @     Concord EFS, Inc.                                  227,848
     2,000     @     Convergys Corp.                                     66,460
     1,300           Deluxe Corp.                                        51,376
     1,700           Equifax, Inc.                                       42,313
     2,800           H&R Block, Inc.                                    111,552
     4,150           McKesson Corp.                                     154,670
     3,600           Moody's Corp.                                      124,812
     5,400           Paychex, Inc.                                      189,054
     2,950     @     Quintiles Transnational Corp.                       48,822
     2,750     @     Robert Half Intl., Inc.                             74,112
     1,700           RR Donnelley & Sons Co.                             49,810
                                                                  -------------
                                                                      1,279,705
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim Research
Enhanced Index
Fund

    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

   Shares                                                              Value
   ------                                                              -----
                     Computers: 5.51%
     3,150     @     Apple Computer, Inc.                         $      67,095
    25,350           Compaq Computer Corp.                              257,302
     1,650     @     Computer Sciences Corp.                             78,622
    71,350     @     Dell Computer Corp.                              1,992,805
     6,800           Electronic Data Systems Corp.                      470,696
    31,900     @     EMC Corp.-Mass.                                    535,601
    27,750           Hewlett-Packard Co.                                610,222
    24,900           International Business Machines Corp.            2,878,191
     1,300     @     Lexmark Intl., Inc.                                 67,171
       800     @     NCR Corp.                                           30,744
     8,700     @     Network Appliance, Inc.                            134,502
    18,700     @     Seagate Technology, Inc.                             1,496
    47,500     @     Sun Microsystems, Inc.                             676,400
     4,800     @     Unisys Corp.                                        57,120
     6,400     @     Veritas Software Corp.                             248,896
                                                                  -------------
                                                                      8,106,863
                                                                  -------------
                     Cosmetics/Personal Care: 2.92%
       400           Alberto-Culver Co.                                  17,408
     3,300           Avon Products                                      157,542
     8,000           Colgate-Palmolive Co.                              466,880
    14,650           Gillette Co.                                       479,055
     7,550           Kimberly-Clark Corp.                               439,183
    35,250           Procter & Gamble Co.                             2,730,465
                                                                  -------------
                                                                      4,290,533
                                                                  -------------
                     Distribution/Wholesale: 0.11%
     2,300           Genuine Parts Co.                                   77,510
     1,700           Grainger (W.W.), Inc.                               79,560
                                                                  -------------
                                                                        157,070
                                                                  -------------
                     Diversified Financial Services: 7.00%
    19,400           American Express Co.                               638,454
     3,950           Capital One Financial Corp.                        197,618
    71,050           Citigroup, Inc.                                  3,403,295
    27,250           Fannie Mae                                       2,141,850
     4,200           Franklin Resources, Inc.                           150,150
    18,700           Freddie Mac                                      1,237,379
     6,900           Household Intl., Inc.                              407,031
     3,500           Lehman Brothers Holdings, Inc.                     231,525
    11,950           MBNA Corp.                                         385,268
    18,250           Merrill Lynch & Co., Inc.                          914,142
     3,100           Stilwell Financial, Inc.                            73,532
     3,000           T Rowe Price Group, Inc.                            95,100
     1,900           The Bear Stearns Cos., Inc.                        109,250
     3,600           USA Education, Inc.                                306,252
                                                                  -------------
                                                                     10,290,846
                                                                  -------------
                     Electric: 2.76%
     1,600           Allegheny Energy, Inc.                              55,760
     2,850           Ameren Corp.                                       116,508
     4,650           American Electric Power                            191,812
     2,400           Cinergy Corp.                                       70,752
     1,900           CMS Energy Corp.                                    43,757
     3,200           Consolidated Edison, Inc.                          123,584
     2,400           Constellation Energy Group, Inc.                    57,000
     5,100           Dominion Resources, Inc.                           298,095
     2,450           DTE Energy Co.                                     101,185
    16,800           Duke Energy Corp.                                  607,320
     4,100           Entergy Corp.                                      151,290
     4,850           Exelon Corp.                                       216,358
     6,700           FirstEnergy Corp.                                  226,326
     3,500           FPL Group, Inc.                                    193,900
     7,750     @     Mirant Corp.                                       189,177
     2,600     @     Niagara Mohawk Holdings, Inc.                       46,124
     2,800           NiSource, Inc.                                      58,520
     3,300           PG&E Corp.                                          60,390
     2,300           Pinnacle West Capital Corp.                         96,025
     2,100           PPL Corp.                                           74,697
     6,050           Progress Energy, Inc.                              250,772
     2,850           Public Service Enterprise Group                    115,567
     5,800           Reliant Energy, Inc.                               148,190
     9,650           The Southern Co.                                   219,537
     2,250           Teco Energy, Inc.                                   59,422
     3,550           TXU Corp.                                          160,105
     4,700           XCEL Energy, Inc.                                  128,357
                                                                  -------------
                                                                      4,060,530
                                                                  -------------
                     Electrical Components & Equipment: 0.32%
     3,350     @     American Power Conversion                           46,096
     6,400           Emerson Electric Co.                               345,984
     2,600           Molex, Inc.                                         74,724
                                                                  -------------
                                                                        466,804
                                                                  -------------
                     Electronics: 0.45%
     6,300     @     Agilent Technologies, Inc.                         171,801
     1,200           Johnson Controls, Inc.                              95,424
     1,500           Parker Hannifin Corp.                               61,575
     5,100     @     Sanmina Corp.                                      109,140
     9,050     @     Solectron Corp.                                    133,035
     1,500     @     Tektronix, Inc.                                     33,720
     2,300     @     Thermo Electron Corp.                               49,910
                                                                  -------------
                                                                        654,605
                                                                  -------------
                     Engineering & Construction: 0.03%
     1,000           Fluor Corp.                                         37,850
                                                                  -------------
                                                                         37,850
                                                                  -------------
                     Entertainment: 0.03%
       750     @     International Game Technology                       46,492
                                                                  -------------
                                                                         46,492
                                                                  -------------
                     Environmental Control: 0.20%
     3,200     @     Allied Waste Industries, Inc.                       37,888
     8,950           Waste Management, Inc.                             262,235
                                                                  -------------
                                                                        300,123
                                                                  -------------
                     Food: 2.39%
     6,200           Albertson's, Inc.                                  208,072
    14,210           Archer-Daniels-Midland Co.                         218,692
     5,950           Campbell Soup Co.                                  174,394
     7,500           Conagra Foods, Inc.                                172,275
     5,300           General Mills, Inc.                                261,555
     1,600           Hershey Foods Corp.                                104,736
     2,900           HJ Heinz Co.                                       110,548
    11,550           Kellogg Co.                                        340,609
    11,500     @     Kroger Co                                          291,180
     3,900           Ralston Purina Co.                                 129,207
     7,700     @     Safeway, Inc.                                      343,112
    11,150           Sara Lee Corp.                                     243,962
     2,200           Supervalu, Inc.                                     49,874
    10,500           Sysco Corp.                                        258,195
     8,300    @@     Unilever NV ADR                                    472,270
     2,700           Wrigley JR Co.                                     136,458
                                                                  -------------
                                                                      3,515,139
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim Research
Enhanced Index
Fund

    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

   Shares                                                              Value
   ------                                                              -----
                     Forest Products & Paper: 0.57%
     1,600           Boise Cascade Corp.                          $      51,264
     3,700           Georgia-Pacific Corp.                              118,622
     7,050           International Paper Co.                            281,648
     1,200           Mead Corp.                                          37,104
       850           Temple-Inland, Inc.                                 48,569
       800           Westvaco Corp.                                      22,888
     3,300           Weyerhaeuser Co.                                   174,405
     2,000           Willamette Industries                               96,500
                                                                  -------------
                                                                        831,000
                                                                  -------------
                     Gas: 0.20%
     2,600           KeySpan Corp.                                       86,138
     1,250           Nicor, Inc.                                         48,713
       550           Peoples Energy Corp.                                21,131
     5,750           Sempra Energy                                      133,170
                                                                  -------------
                                                                        289,152
                                                                  -------------
                     Hand/Machine Tools: 0.07%
     1,000           Black & Decker Corp.                                37,040
       500           Snap-On, Inc.                                       15,650
     1,150           Stanley Works                                       48,059
                                                                  -------------
                                                                        100,749
                                                                  -------------
                     Healthcare-Products: 4.25%
       900           Bard, Inc.                                          56,772
     1,600           Bausch & Lomb, Inc.                                 53,200
     8,550           Baxter Intl., Inc.                                 444,600
     3,600           Becton Dickinson & Co.                             121,932
     4,200           Biomet, Inc.                                       117,558
     5,700     @     Boston Scientific  Corp.                           151,620
     4,700     @     Guidant Corp.                                      229,407
    65,550           Johnson & Johnson                                3,818,288
    17,850           Medtronic, Inc.                                    843,948
     2,100     @     St. Jude Medical, Inc.                             156,450
     2,950     @     Stryker Corp.                                      161,985
     3,000     @     Zimmer Holdings, Inc.                               96,780
                                                                  -------------
                                                                      6,252,540
                                                                  -------------
                     Healthcare-Services: 1.15%
     1,950           Aetna, Inc.                                         60,782
     8,200           HCA, Inc.                                          318,078
     3,200     @     Health Management Associates, Inc.                  62,432
     6,100     @     Healthsouth Corp.                                   89,792
     3,600     @     Humana, Inc.                                        45,288
     2,800     @     Manor Care, Inc.                                    65,380
     4,700     @     Tenet Healthcare Corp.                             282,000
     7,800           UnitedHealth Group, Inc.                           557,310
     1,800     @     Wellpoint Health Networks                          212,220
                                                                  -------------
                                                                      1,693,282
                                                                  -------------
                     Home Furnishings: 0.10%
     3,100           Leggett & Platt, Inc.                               67,084
       800           Maytag Corp.                                        23,144
       900           Whirlpool Corp.                                     59,184
                                                                  -------------
                                                                        149,412
                                                                  -------------
                     Household Products/Wares: 0.30%
     1,800           Avery Dennison Corp.                                97,164
     5,800           Clorox Co.                                         229,216
     2,600           Fortune Brands, Inc.                               102,102
     1,000           Tupperware Corp.                                    19,660
                                                                  -------------
                                                                        448,142
                                                                  -------------
                     Housewares: 0.07%
     4,100           Newell Rubbermaid, Inc.                            105,165
                                                                  -------------
                                                                        105,165
                                                                  -------------
                     Insurance: 4.16%
    13,050           Aflac, Inc.                                        357,570
    10,000           Allstate Corp.                                     342,400
     1,450           AMBAC Financial Group, Inc.                         81,316
    22,024           American Intl. Group                             1,814,778
     3,500           AON Corp.                                          125,405
     2,800           Chubb Corp.                                        196,168
     2,400           Cigna Corp.                                        218,952
     3,600           Cincinnati Financial Corp.                         138,924
     1,900           Hartford Financial Services Group                  112,480
     2,200           Jefferson-Pilot Corp.                               97,900
     7,850           John Hancock Financial Services                    308,819
     2,850           Lincoln National Corp.                             135,945
     3,050           Loews Corp.                                        173,332
     3,950           Marsh & McLennan Cos.                              422,532
     3,950           MBIA, Inc.                                         201,174
    15,900           Metlife, Inc.                                      436,137
     1,600           MGIC Investment Corp.                               93,680
     1,900           Progressive Corp.                                  278,407
     2,000           Safeco Corp.                                        64,320
     2,300           St. Paul Cos.                                      108,284
     1,800           Torchmark Corp.                                     71,010
     3,600           UnumProvident Corp.                                 92,880
     2,550    @@     XL Capital Ltd.                                    237,099
                                                                  -------------
                                                                      6,109,512
                                                                  -------------
                     Internet: 0.35%
    19,550           Charles Schwab Corp.                               280,738
     2,400     @     TMP Worldwide, Inc.                                 99,096
     8,900     @     Yahoo, Inc.                                        138,573
                                                                  -------------
                                                                        518,407
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim Research
Enhanced Index
Fund

    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

   Shares                                                              Value
   ------                                                              -----
                     Iron/Steel: 0.06%
     1,800           Nucor Corp.                                  $      89,064
                                                                  -------------
                                                                         89,064
                                                                  -------------
                     Leisure Time: 0.52%
     1,400           Brunswick Corp.                                     27,580
    15,650           Carnival Corp.                                     408,622
     4,550           Harley-Davidson, Inc.                              239,239
     2,650     @     Sabre Holdings Corp.                                91,929
                                                                  -------------
                                                                        767,370
                                                                  -------------
                     Lodging: 0.23%
     2,100     @     Harrah's Entertainment, Inc.                        67,683
     4,100           Hilton Hotels Corp.                                 40,590
     3,800           Marriott Intl., Inc.                               142,956
     3,100           Starwood Hotels & Resorts Worldwide, Inc.           84,134
                                                                  -------------
                                                                        335,363
                                                                  -------------
                     Machinery-Construction & Mining: 0.08%
     2,550           Caterpillar, Inc.                                  120,921
                                                                  -------------
                                                                        120,921
                                                                  -------------
                     Machinery-Diversified: 0.26%
     3,700           Deere & Co.                                        147,963
     1,950           Dover Corp.                                         71,877
     2,800           Ingersoll-Rand Co.                                 117,292
     3,000           Rockwell Intl. Corp.                                49,500
                                                                  -------------
                                                                        386,632
                                                                  -------------
                     Media: 3.57%
    63,250     @     AOL Time Warner, Inc.                            2,207,425
     4,950     @     Clear Channel Communications                       231,314
     7,950     @     Comcast Corp.                                      302,100
     1,100           Dow Jones & Co., Inc.                               55,682
     4,100           Gannett Co., Inc.                                  284,745
     2,700           McGraw-Hill Cos., Inc.                             152,550
     2,450           New York Times Co.                                 111,353
     2,900           Tribune Co.                                        104,690
     1,850     @     Univision Communications, Inc.                      65,879
    25,400     @     Viacom, Inc.                                     1,108,710
    30,550           Walt Disney Co.                                    625,359
                                                                  -------------
                                                                      5,249,807
                                                                  -------------
                     Mining: 0.58%
     4,500    @@     Alcan, Inc.                                      $ 161,910
    12,400           Alcoa, Inc.                                        478,640
     4,400    @@     Barrick Gold Corp.                                  66,572
     1,450     @     Freeport-McMoran Copper & Gold, Inc.                19,358
     2,600   @,@@    Inco Ltd.                                           41,860
     1,950           Newmont Mining Corp.                                38,357
     4,500    @@     Placer Dome, Inc.                                   49,095
                                                                  -------------
                                                                        855,792
                                                                  -------------
                     Miscellaneous Manufacturing: 6.62%
     1,350           Cooper Industries, Inc.                             55,148
     1,000           Crane Co.                                           23,700
     1,950           Danaher Corp.                                      114,368
     2,350           Eastman Kodak Co.                                   71,135
     2,050           Eaton Corp.                                        142,701
   140,550           General Electric Co.                             5,411,175
    12,200           Honeywell Intl., Inc.                              404,308
     4,700           Illinois Tool Works                                288,345
     1,500           ITT Industries, Inc.                                73,560
     5,700           Minnesota Mining & Manufacturing Co.               653,106
     1,000           Textron, Inc.                                       39,650
    41,650    @@     Tyco Intl. Ltd.                                  2,449,020
                                                                  -------------
                                                                      9,726,216
                                                                  -------------
                     Office/Business Equipment: 0.16%
     3,600           Pitney Bowes, Inc.                                 149,328
     9,650           Xerox Corp.                                         81,060
                                                                  -------------
                                                                        230,388
                                                                  -------------
                     Oil & Gas: 5.95%
     1,300           Amerada Hess Corp.                                  75,530
     5,950           Anadarko Petroleum Corp.                           308,805
     1,900           Apache Corp.                                        87,381
     3,250           Burlington Resources, Inc.                         114,205
    22,941           ChevronTexaco Corp.                              1,950,214
     8,750           Conoco, Inc.                                       239,488
       900           Devon Energy Corp.                                  30,951
     1,750           EOG Resources, Inc.                                 61,215
    97,800           Exxon Mobil Corp.                                3,657,720
       800           Kerr-McGee Corp.                                    42,032
     2,400     @     Noble Drilling Corp.                                70,800
     5,150           Occidental Petroleum Corp.                         128,750
     9,840           Phillips Petroleum Co.                             547,399
     2,000     @     Rowan Cos., Inc.                                    32,680
    17,950    @@     Royal Dutch Petroleum Co. ADR                      867,703
     1,700           Sunoco, Inc.                                        62,152
     4,700           Transocean Sedco Forex, Inc.                       133,010
     3,550           Unocal Corp.                                       116,760
     8,050           USX-Marathon Group, Inc.                           220,570
                                                                  -------------
                                                                      8,747,365
                                                                  -------------
                     Oil & Gas Services: 0.11%
     5,000           Baker Hughes, Inc.                                 164,850
                                                                  -------------
                                                                        164,850
                                                                  -------------
                     Packaging & Containers: 0.12%
       400           Ball Corp.                                          27,408
       400           Bemis Co.                                           20,108
     3,350     @     Pactiv Corp.                                        58,625
     1,400     @     Sealed Air Corp.                                    64,260
                                                                  -------------
                                                                        170,401
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim Research
Enhanced Index
Fund

    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

   Shares                                                              Value
   ------                                                              -----
                     Pharmaceuticals: 8.55%
    22,350           Abbott Laboratories                          $   1,229,250
     1,850           Allergan, Inc.                                     139,657
     1,000           AmerisourceBergen Corp.                             59,490
    27,400           Bristol-Myers Squibb Co.                         1,473,024
     6,600           Cardinal Health, Inc.                              450,912
    16,350           Eli Lilly & Co.                                  1,351,655
     2,900     @     Forest Laboratories, Inc.                          205,320
     3,500     @     King Pharmaceuticals, Inc.                         139,440
     3,400     @     Medimmune, Inc.                                    149,736
    33,050           Merck & Co., Inc.                                2,239,138
    89,800           Pfizer, Inc.                                     3,889,238
    18,200           Pharmacia Corp.                                    808,080
    12,300           Schering-Plough Corp.                              439,479
                                                                  -------------
                                                                     12,574,419
                                                                  -------------
                     Pipelines: 0.42%
     7,300           EL Paso Corp.                                      324,850
     1,700           Kinder Morgan, Inc.                                 83,181
     7,600           Williams Cos, Inc.                                 203,072
                                                                  -------------
                                                                        611,103
                                                                  -------------
                     REITS: 0.13%
     6,300           Equity Office Properties Trust                     187,740
                                                                  -------------
                                                                        187,740
                                                                  -------------
                     Retail: 6.50%
     2,800     @     Autozone, Inc.                                     188,440
     4,400     @     Bed Bath & Beyond, Inc.                            142,868
     3,950     @     Best Buy Co., Inc.                                 281,990
     4,050     @     Costco Wholesale Corp.                             165,564
     2,500           Darden Restaurants, Inc.                            76,850
       100           Family Dollar Stores                                 2,980
     3,050     @     Federated Department Stores                        112,850
    13,100           The Gap, Inc.                                      173,313
    33,250           Home Depot, Inc.                                 1,551,445
     7,350           JC Penney Co., Inc.                                186,249
     4,700     @     Kohls Corp.                                        318,895
     5,600           Limited, Inc.                                       77,952
    20,950           Lowe's Cos.                                        949,245
     4,250           May Department Stores Co.                          152,320
    18,500           McDonald's Corp.                                   496,540
     7,550     @     Office Depot, Inc.                                 121,932
     2,800           RadioShack Corp.                                    81,088
     5,150           Sears, Roebuck And Co.                             234,376
     5,100     @     Staples, Inc.                                       89,760
     5,250     @     Starbucks Corp.                                     93,030
     7,300           Target Corp.                                       274,042
     4,000           TJX Cos., Inc.                                     150,760
     1,600     @     Tricon Global Restaurants, Inc.                     75,920
    63,900           Wal-Mart Stores, Inc.                            3,524,085
     1,000           Wendy's Intl., Inc.                                 28,430
                                                                  -------------
                                                                      9,550,924
                                                                  -------------
                     Savings & Loans: 0.41%
     3,345           Charter One Financial, Inc.                         92,155
     2,400           Golden West Financial Corp.                        124,080
    12,550           Washington Mutual, Inc.                            392,564
                                                                  -------------
                                                                        608,799
                                                                  -------------
                     Semiconductors: 2.46%
     3,650     @     Altera Corp.                                        83,074
     5,600     @     Analog Devices, Inc.                               238,000
     4,950     @     Broadcom Corp.                                     217,751
    50,850           Intel Corp.                                      1,660,761
     1,400     @     KLA-Tencor Corp.                                    70,322
     6,950           Linear Technology Corp.                            285,158
     3,350     @     LSI Logic Corp.                                     54,438
     8,750     @     Maxim Integrated Products                          479,588
     1,650     @     National Semiconductor Corp.                        49,715
     1,500     @     Novellus Systems, Inc.                             57,105
     4,000     @     PMC - Sierra, Inc.                                  91,160
     1,350     @     QLogic Corp.                                        66,757
     2,750     @     Teradyne, Inc.                                      76,615
     5,100     @     Xilinx, Inc.                                       184,161
                                                                  -------------
                                                                      3,614,605
                                                                  -------------
                     Software: 5.62%
     1,000           Autodesk, Inc.                                      37,200
     9,000           Automatic Data Processing                          499,140
     5,050     @     BMC Software, Inc.                                  84,588
     2,600     @     Citrix Systems, Inc.                                58,162
    15,900           Computer Associates Intl., Inc.                    528,993
     7,950     @     Compuware Corp.                                     88,404
     5,450           First Data Corp.                                   399,158
     3,750     @     Fiserv, Inc.                                       146,475
     4,600           IMS Health, Inc.                                    94,208
     3,050     @     Intuit, Inc.                                       133,895
     1,900     @     Mercury Interactive Corp.                           58,501
    76,050     @     Microsoft Corp.                                  4,883,170
    79,150     @     Oracle Corp.                                     1,110,474
     4,150     @     Peoplesoft, Inc.                                   144,877
                                                                  -------------
                                                                      8,267,245
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim Research
Enhanced Index
Fund

    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

   Shares                                                              Value
   ------                                                              -----
                     Telecommunications: 7.35%
     6,750           Alltel Corp.                                 $     439,290
     1,350     @     Andrew Corp.                                        28,364
    48,500           AT&T Corp.                                         848,265
    54,486     @     AT&T Wireless Services, Inc.                       761,169
    15,650           BellSouth Corp.                                    602,525
     2,000           CenturyTel, Inc.                                    67,600
   199,300     @     Cisco Systems, Inc.                              4,073,692
     4,500     @     Citizens Communications Co.                         44,055
     2,850     @     Comverse Technology, Inc.                           60,961
     7,000           Corning, Inc.                                       66,010
    20,300     @     JDS Uniphase Corp.                                 204,624
    49,350           Lucent Technologies, Inc.                          361,242
    31,200           Motorola, Inc.                                     519,168
    26,500    @@     Nortel Networks Corp.                              206,700
    28,150           SBC Communications, Inc.                         1,052,247
     2,600           Scientific-Atlanta, Inc.                            69,914
    12,900           Sprint Corp.(FON Group)                            281,091
     3,700     @     Tellabs, Inc.                                       56,536
    22,750           Verizon Communications, Inc.                     1,069,250
                                                                  -------------
                                                                     10,812,703
                                                                  -------------
                     Textiles: 0.05%
     1,750           Cintas Corp.                                        74,795
                                                                  -------------
                                                                         74,795
                                                                  -------------
                     Tobacco: 1.01%
    31,500           Philip Morris Cos., Inc.                         1,485,855
                                                                  -------------
                                                                      1,485,855
                                                                  -------------
                     Toys/Games/Hobbies: 0.10%
     2,000           Hasbro, Inc.                                        32,900
     6,000           Mattel, Inc.                                       110,460
                                                                  -------------
                                                                        143,360
                                                                  -------------
                     Transportation: 0.56%
     6,100           Burlington Northern Santa Fe Corp.                 178,791
     3,150           CSX Corp.                                          117,810
     4,400     @     FedEx Corp.                                        201,784
     6,000           Norfolk Southern Corp.                             116,340
     3,900           Union Pacific Corp.                                214,695
                                                                  -------------
                                                                        829,420
                                                                  -------------
                     Total Common Stock
                       (Cost $150,062,191)                          145,572,028
                                                                  -------------

Principal
 Amount                                                                Value
 ------                                                                -----
 SHORT TERM INVESTMENTS: 0.17%
                     Repurchase Agreement: 0.17%
$   247,000          State Street Bank Repurchase Agreement
                       2.040%, due 12/03/01, (Collateralized
                       by $225,000 U.S. Treasury Notes, 6.500%,
                       Due 02/15/10, Market Value $256,041)       $     247,000
                                                                  -------------
                     Total Short-Term Investments
                       (Cost $247,000)                                  247,000
                                                                  -------------
                     Total Investments in Securities
                       (Cost $ 150,309,191)*           99.19%     $ 145,819,028
                     Other Assets and Liabilities-Net   0.81%         1,194,418
                                                      ------      -------------
                     Net Assets                       100.00%     $ 147,013,446
                                                      ======      =============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

          Gross Unrealized Appreciation                           $   7,018,684
          Gross Unrealized Depreciation                             (11,508,847)
                                                                  -------------
          Net Unrealized Depreciation                             $  (4,490,163)
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
Tax Efficient
Equity
Fund

          PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

   Shares                                                              Value
   ------                                                              -----
COMMON STOCK: 89.60%
                     Aerospace/Defense: 0.46%
     3,794           United Technologies Corp.                    $     228,399
                                                                  -------------
                                                                        228,399
                                                                  -------------
                     Auto Manufacturers: 1.22%
    14,222           Ford Motor Co.                                     269,365
     6,672           General Motors Corp.                               331,598
                                                                  -------------
                                                                        600,963
                                                                  -------------
                     Banks: 6.92%
    15,500           Bank of America Corp.                              951,390
    16,900           FleetBoston Financial Corp.                        621,075
    13,500           JP Morgan Chase & Co.                              509,220
    24,000           Keycorp                                            549,600
    26,245           US Bancorp                                         498,130
     9,500           Wachovia Corp.                                     294,025
                                                                  -------------
                                                                      3,423,440
                                                                  -------------
                     Beverages: 0.80%
     4,900           Coca-Cola Co.                                      230,104
     3,400           Pepsico, Inc.                                      165,342
                                                                  -------------
                                                                        395,446
                                                                  -------------
                     Building Materials: 0.85%
     6,600     @     American Standard Cos.                             419,100
                                                                  -------------
                                                                        419,100
                                                                  -------------
                     Chemicals: 0.68%
     6,400           Arch Chemicals, Inc.                               139,520
     5,300           Dow Chemical Co.                                   198,750
                                                                  -------------
                                                                        338,270
                                                                  -------------
                     Computers: 4.47%
    16,600           Compaq Computer Corp.                              168,490
     9,700     @     Dell Computer Corp.                                270,921
    10,300     @     EMC Corp.-Mass.                                    172,937
     8,500           International Business Machines Corp.              982,515
    24,000     @     Sun Microsystems, Inc.                             341,760
     7,000     @     Veritas Software Corp.                             272,230
                                                                  -------------
                                                                      2,208,853
                                                                  -------------
                     Cosmetics/Personal Care: 3.54%
     6,200           Colgate-Palmolive Co.                              361,832
    13,600           Kimberly-Clark Corp.                               791,112
     7,700           Procter & Gamble Co.                               596,442
                                                                  -------------
                                                                      1,749,386
                                                                  -------------
                     Diversified Financial Services: 6.94%
    23,033           Citigroup, Inc.                                 $1,103,281
     9,100           Countrywide Credit Industries, Inc.                386,568
    13,900           Fannie Mae                                       1,092,540
     8,800           Household Intl., Inc.                              519,112
     6,600           Merrill Lynch & Co., Inc.                          330,594
                                                                  -------------
                                                                      3,432,095
                                                                  -------------
                     Electronics: 4.70%
     8,326     @     Agilent Technologies, Inc.                         227,050
    16,300     @     Arrow Electronics, Inc.                            448,576
    19,000           Avnet, Inc.                                        451,250
    22,100   @,@@    Flextronics Intl. Ltd.                             552,500
     7,900           Parker Hannifin Corp.                              324,295
    21,800     @     Solectron Corp.                                    320,460
                                                                  -------------
                                                                      2,324,131
                                                                  -------------
                     Forest Products & Paper: 1.72%
     9,800           Bowater, Inc.                                      471,282
     9,452           International Paper Co.                            377,607
                                                                  -------------
                                                                        848,889
                                                                  -------------
                     Hand/Machine Tools: 1.31%
     8,200           Black & Decker Corp.                               303,728
     8,600           Kennametal, Inc.                                   343,226
                                                                  -------------
                                                                        646,954
                                                                  -------------
                     Healthcare-Products: 3.29%
    10,900           Baxter Intl., Inc.                                 566,800
    18,200           Johnson & Johnson                                1,060,150
                                                                  -------------
                                                                      1,626,950
                                                                  -------------
                     Healthcare-Services: 0.58%
     4,800     @     Tenet Healthcare Corp.                             288,000
                                                                  -------------
                                                                        288,000
                                                                  -------------
                     Insurance: 1.48%
     8,900           American Intl. Group                               733,360
                                                                  -------------
                                                                        733,360
                                                                  -------------
                     Leisure Time: 0.25%
     8,000           Royal Caribbean Cruises Ltd.                       124,080
                                                                  -------------
                                                                        124,080
                                                                  -------------
                     Machinery-Diversified: 0.69%
     8,100           Ingersoll-Rand Co.                                 339,309
                                                                  -------------
                                                                        339,309
                                                                  -------------
                     Media: 2.33%
    15,650     @     AOL Time Warner, Inc.                              546,185
    10,800     @     Charter Communications, Inc.                       166,104
    10,090     @     Viacom, Inc.                                       440,429
                                                                  -------------
                                                                      1,152,718
                                                                  -------------
                     Mining: 0.83%
    10,700           Alcoa, Inc.                                        413,020
                                                                  -------------
                                                                        413,020
                                                                  -------------
                     Miscellaneous Manufacturing: 4.94%
     3,900           Eaton Corp.                                        271,479
    39,600           General Electric Co.                             1,524,600
    11,000    @@     Tyco Intl. Ltd.                                    646,800
                                                                  -------------
                                                                      2,442,879
                                                                  -------------
                     Oil & Gas: 8.61%
    13,963           ChevronTexaco Corp.                              1,186,994
    42,810           Conoco, Inc.                                     1,171,710
    21,250           Exxon Mobil Corp.                                  794,750
    11,800           GlobalSantaFe Corp.                                285,560
    24,900           Unocal Corp.                                       818,961
                                                                  -------------
                                                                      4,257,975
                                                                  -------------
                     Oil & Gas Services: 0.75%
     7,700           Schlumberger Ltd.                                  369,677
                                                                  -------------
                                                                        369,677
                                                                  -------------
                     Packaging & Containers: 0.91%
    25,800     @     Packaging Corp. of America                         451,500
                                                                  -------------
                                                                        451,500
                                                                  -------------
                     Pharmaceuticals: 8.21%
    12,000           Abbott Laboratories                                660,000
     6,100           American Home Products Corp.                       366,610
     6,900           Eli Lilly & Co.                                    570,423
    14,000           Merck & Co., Inc.                                  948,500
    29,400           Pfizer, Inc.                                     1,273,314
     6,700           Schering-Plough Corp.                              239,391
                                                                  -------------
                                                                      4,058,238
                                                                  -------------
                     Retail: 5.18%
     6,100     @     Costco Wholesale Corp.                             249,368
    13,200           Home Depot, Inc.                                   615,912
    14,400           Lowe's Cos.                                        652,464
     9,400           RadioShack Corp.                                   272,224
    14,000           Wal-Mart Stores, Inc.                              772,100
                                                                  -------------
                                                                      2,562,068
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Tax Efficient
Equity
Fund

    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

   Shares                                                              Value
   ------                                                              -----
                     Semiconductors: 5.02%
     6,700     @     Analog Devices, Inc.                         $     284,750
     8,200     @     Applied Materials, Inc.                            325,868
     9,078     @     Axcelis Technologies, Inc.                         123,552
    26,500           Intel Corp.                                        865,490
    14,500     @     Teradyne, Inc.                                     403,970
    15,000           Texas Instruments, Inc                             480,750
                                                                  -------------
                                                                      2,484,380
                                                                  -------------
                     Software: 5.05%
     2,700     @     BEA Systems, Inc.                                   45,333
    10,000           First Data Corp.                                   732,400
    21,300     @     Microsoft Corp.                                  1,367,673
    18,100     @     Oracle Corp.                                       253,943
     4,300     @     Siebel Systems, Inc.                                96,105
                                                                  -------------
                                                                      2,495,454
                                                                  -------------
                     Telecommunications: 6.28%
     9,950           AT&T Corp.                                         174,025
    10,259     @     AT&T Wireless Services, Inc.                       143,318
    40,700     @     Cisco Systems, Inc.                                831,908
     7,300           Corning, Inc.                                       68,839
     5,500     @     JDS Uniphase Corp.                                  55,440
    25,230           Lucent Technologies, Inc.                          184,684
    13,100           SBC Communications, Inc.                           489,678
    17,994           Verizon Communications, Inc.                       845,718
    21,500     @     WorldCom, Inc.                                     312,610
                                                                  -------------
                                                                      3,106,220
                                                                  -------------
                     Tobacco: 0.70%
     7,400           Philip Morris Cos., Inc.                           349,058
                                                                  -------------
                                                                        349,058
                                                                  -------------
                     Transportation: 0.89%
    17,300           CNF, Inc.                                          439,939
                                                                  -------------
                                                                        439,939
                                                                  -------------
                     Total Common Stock
                       (Cost $44,213,932)                            44,310,751
                                                                  -------------

Principal
  Amount                                                               Value
  ------                                                               -----
SHORT TERM INVESTMENTS: 10.64%
               Repurchase Agreement: 10.64%
$5,260,000     State Street Bank & Trust Repurchase Agreement,
                 2.080%, due 12/03/01 (Collateralized by
                 $5,175,000 FHLMC Bonds, 4.750%, Due 06/04/03,
                 Market Value $5,370,191)                         $   5,260,000
                                                                  -------------
               Total Short-Term Investments
                 (Cost $5,260,000)                                    5,260,000
                                                                  -------------
               Total Investments in Securities
                 (Cost $ 49,473,932)*                  100.24%    $  49,570,751
               Other Assets and Liabilities-Net         -0.24%         (120,097)
                                                       ------     -------------
               Net Assets                              100.00%    $  49,450,654
                                                       ======     =============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

          Gross Unrealized Appreciation                           $   6,260,733
          Gross Unrealized Depreciation                              (6,163,914)
                                                                  -------------
          Net Unrealized Appreciation                             $      96,819
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
Growth
Opportunities
Fund

          PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

   Shares                                                              Value
   ------                                                              -----
COMMON STOCK: 99.92%
                     Apparel: 3.76%
   173,900     @     Coach, Inc.                                    $ 5,738,700
   142,800     @     Jones Apparel Group, Inc.                        4,458,216
    71,400           Liz Claiborne, Inc.                              3,568,572
                                                                  -------------
                                                                     13,765,488
                                                                  -------------
                     Biotechnology: 7.15%
   100,800     @     Affymetrix, Inc.                                 3,650,976
    79,400     @     Human Genome Sciences, Inc.                      3,375,294
    94,400     @     IDEC Pharmaceuticals Corp.                       6,636,320
   208,100     @     Immunex Corp.                                    5,618,700
   169,100     @     Immunomedics, Inc.                               4,024,580
    61,500     @     InterMune, Inc.                                  2,872,050
                                                                  -------------
                                                                     26,177,920
                                                                  -------------
                     Chemicals: 0.97%
    51,400     @     Cabot Microelectronics Corp.                     3,565,104
                                                                  -------------
                                                                      3,565,104
                                                                  -------------
                     Commercial Services: 2.16%
   122,600     @     AMN Healthcare Services, Inc.                    3,187,600
   137,900     @     Weight Watchers Intl., Inc.                      4,710,664
                                                                  -------------
                                                                      7,898,264
                                                                  -------------
                     Computers: 8.26%
    41,100     @     Affiliated Computer Services, Inc.               3,837,918
   177,800     @     Brocade Communications System                    5,831,840
    62,000     @     Computer Sciences Corp.                          2,954,300
   256,800     @     Concurrent Computer Corp.                        3,777,528
   110,700     @     Manhattan Associates, Inc.                       3,351,996
   153,900     @     Numerical Technologies, Inc.                     4,096,818
   164,900     @     Veritas Software Corp.                           6,412,961
                                                                  -------------
                                                                     30,263,361
                                                                  -------------
                     Diversified Financial Services: 0.77%
    31,900           Goldman Sachs Group, Inc.                        2,835,910
                                                                  -------------
                                                                      2,835,910
                                                                  -------------
                     Electronics: 2.71%
    81,800   @,@@    Flextronics Intl. Ltd.                           2,045,000
   103,300     @     Photon Dynamics, Inc.                            4,042,129
   180,000     @     Sanmina Corp.                                    3,852,000
                                                                  -------------
                                                                      9,939,129
                                                                  -------------
                     Entertainment: 1.54%
    91,100     @     International Game Technology                    5,647,289
                                                                  -------------
                                                                      5,647,289
                                                                  -------------
                     Healthcare-Products: 4.56%
   282,600     @     Boston Scientific Corp.                          7,517,160
   106,500     @     Guidant Corp.                                    5,198,265
    53,500     @     St. Jude Medical, Inc.                           3,985,750
                                                                  -------------
                                                                     16,701,175
                                                                  -------------
                     Healthcare-Services: 0.43%
    86,200     @     AMERIGROUP Corp.                                 1,560,220
                                                                  -------------
                                                                      1,560,220
                                                                  -------------
                     Home Furnishings: 1.10%
   116,500     @     Polycom, Inc.                                    4,022,745
                                                                  -------------
                                                                      4,022,745
                                                                  -------------
                     Insurance: 0.96%
   148,500     @     Willis Group Holdings Ltd.                       3,516,480
                                                                  -------------
                                                                      3,516,480
                                                                  -------------
                     Internet: 5.72%
   125,000   @,@@    Check Point Software Technologies                4,793,750
   243,000     @     Earthlink, Inc.                                  3,596,400
   157,700     @     Macromedia, Inc.                                 3,500,940
   208,000     @     Network Associates, Inc.                         4,773,600
   274,200     @     Riverstone Networks, Inc.                        4,299,456
                                                                  -------------
                                                                     20,964,146
                                                                  -------------
                     Media: 1.33%
   104,500     @     Clear Channel Communications                     4,883,285
                                                                  -------------
                                                                      4,883,285
                                                                  -------------
                     Oil & Gas: 3.50%
   126,000     @     Nabors Industries, Inc.                          3,969,000
    62,300     @     Spinnaker Exploration Co.                        2,583,581
   386,100           XTO Energy, Inc.                                 6,274,125
                                                                  -------------
                                                                     12,826,706
                                                                  -------------
                     Oil & Gas Services: 1.07%
   119,100           Baker Hughes, Inc.                               3,926,727
                                                                  -------------
                                                                      3,926,727
                                                                  -------------
                     Pharmaceuticals: 13.84%
   182,800     @     Abgenix, Inc.                                    6,580,800
   107,400   @,@@    Biovail Corp.                                    5,875,854
   156,700     @     Celgene Corp.                                    5,467,263
    26,600     @     Cephalon, Inc.                                   1,934,884
    66,600     @     CV Therapeutics, Inc.                            3,672,990
    83,300     @     Gilead Sciences, Inc.                            6,015,093
    80,004     @     Imclone Systems                                  5,760,288
   281,300     @     ISIS Pharmaceuticals, Inc.                       6,399,575
    75,200     @     Neurocrine Biosciences, Inc.                     3,578,768
   108,600     @     Sepracor, Inc.                                   5,419,140
                                                                  -------------
                                                                     50,704,655
                                                                  -------------
                     Retail: 10.06%
    68,600     @     American Eagle Outfitters                        1,676,584
    75,400     @     Copart, Inc.                                     2,584,712
   116,400     @     Costco Wholesale Corp.                           4,758,432
    89,800           Lowe's Cos.                                      4,068,838
   285,900     @     Office Depot, Inc.                               4,617,285
   154,300     @     Pacific Sunwear of California                    2,777,400
   259,400     @     Staples, Inc.                                    4,565,440
    92,900           Tiffany & Co.                                    2,675,520
    73,700           TJX Cos., Inc.                                   2,777,753
    35,500     @     Tricon Global Restaurants, Inc.                  1,684,475
   120,200     @     Williams-Sonoma, Inc.                            4,670,972
                                                                  -------------
                                                                     36,857,411
                                                                  -------------
                     Semiconductors: 20.72%
   123,800     @     Alpha Industries                                 2,971,200
   140,700     @     Anadigics, Inc.                                  2,365,167
    46,900     @     Analog Devices, Inc.                             1,993,250
    57,000     @     Broadcom Corp.                                   2,507,430
   220,500     @     ESS Technology                                   4,145,400
   126,300     @     Fairchild Semiconductor Intl., Inc.              3,094,350
    98,200   @,@@    Genesis Microchip, Inc.                          5,590,526
   137,100     @     Intersil Corp.                                   4,580,511
    90,300     @     KLA-Tencor Corp.                                 4,535,769
   142,900     @     Lam Research Corp.                               3,132,368
   190,000   @,@@    Marvell Technology Group Ltd.                    5,992,600
    61,100     @     Microchip Technology, Inc.                       2,206,321
    97,000     @     Micron Technology, Inc.                          2,634,520
    27,300     @     Novellus Systems, Inc.                           1,039,311
    72,400     @     Nvidia Corp.                                     3,955,936
   198,500   @,@@    O2Micro Intl. Ltd.                               3,938,240
   108,100     @     Power Integrations, Inc.                         2,453,870
    61,300     @     QLogic Corp.                                     3,031,285
    93,600     @     Semtech Corp.                                    3,605,472
    94,500           Texas Instruments, Inc.                          3,028,725
   472,600   @,@@    United Microelectronics ADR                      3,681,554
    70,400     @     Xilinx, Inc.                                     2,542,144
    83,200     @     Zoran Corp.                                      2,891,200
                                                                  -------------
                                                                     75,917,149
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Growth
Opportunities
Fund

    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

   Shares                                                              Value
   ------                                                              -----
                     Software: 3.11%
    46,800     @     Cerner Corp.                                 $   2,476,188
   106,100     @     PDF Solutions, Inc.                              1,686,990
    59,500     @     Peoplesoft, Inc.                                 2,077,145
    90,400     @     Seachange Intl., Inc.                            2,681,264
   110,400     @     Siebel Systems, Inc.                             2,467,440
                                                                  -------------
                                                                     11,389,027
                                                                  -------------

                     Telecommunications: 6.20%
   316,800     @     Aeroflex, Inc.                                   5,135,328
   147,300     @     Emulex Corp.                                     4,803,453
    82,400     @     Finisar Corp.                                      891,568
   377,400     @     JDS Uniphase Corp.                               3,804,192
   213,400     @     RF Micro Devices, Inc.                           5,174,950
   241,600     @     Terayon Corp.                                    2,913,696
                                                                  -------------
                                                                     22,723,187
                                                                  -------------
                     Total Common Stock
                       (Cost $331,561,373)                          366,085,378
                                                                  -------------

Principal
 Amount                                                                Value
 ------                                                                -----
SHORT TERM INVESTMENTS: 0.26%
                     Repurchase Agreement: 0.26%
$   957,000          State Street Bank Repurchase Agreement
                       2.040%, due 12/03/01, (Collateralized
                       by U.S. Treasury Bonds, 8.125%, Due
                       08/15/19, Market Value $981,793)           $     957,000
                                                                  -------------
                     Total Short-Term Investments
                       (Cost $957,000)                                  957,000
                                                                  -------------
                     Total Investments in Securities
                       (Cost $ 332,518,373)*            100.18%   $ 367,042,378
                     Other Assets and Liabilities-Net    -0.18%        (654,219)
                                                        ------    -------------
                     Net Assets                         100.00%   $ 366,388,159
                                                        ======    =============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

          Gross Unrealized Appreciation                           $  41,217,571
          Gross Unrealized Depreciation                              (6,693,566)
                                                                  -------------
          Net Unrealized Appreciation                             $  34,524,005
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
LargeCap
Growth
Fund

          PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

   Shares                                                              Value
   ------                                                              -----
COMMON STOCK: 99.39%
                     Aerospace/Defense: 4.70%
    54,500           General Dynamics Corp.                       $   4,531,675
   131,600           Lockheed Martin Corp.                            6,112,820
   238,900           Raytheon Co.                                     7,828,753
                                                                  -------------
                                                                     18,473,248
                                                                  -------------
                     Airlines: 1.10%
   230,800           Southwest Airlines                               4,327,500
                                                                  -------------
                                                                      4,327,500
                                                                  -------------
                     Biotechnology: 4.41%
   117,500     @     IDEC Pharmaceuticals Corp.                       8,260,250
   335,900     @     Immunex Corp.                                    9,069,300
                                                                  -------------
                                                                     17,329,550
                                                                  -------------
                     Computers: 9.28%
   254,000     @     Brocade Communications System                    8,331,200
   101,400     @     Dell Computer Corp.                              2,832,102
   242,100     @     EMC Corp.-Mass.                                  4,064,859
    67,700           International Business Machines Corp.            7,825,443
   279,700     @     Sun Microsystems, Inc.                           3,982,928
   242,500     @     Veritas Software Corp.                           9,430,825
                                                                    -----------
                                                                     36,467,357
                                                                    -----------
                     Diversified Financial Services: 4.63%
    79,400           Citigroup, Inc.                                  3,803,260
    67,400           Goldman Sachs Group, Inc.                        5,991,860
    89,700           Lehman Brothers Holdings, Inc.                   5,933,655
    44,300           Morgan Stanley Dean Witter & Co.                 2,458,650
                                                                    -----------
                                                                     18,187,425
                                                                    -----------
                     Electronic Components
                       -- Semiconductors: 15.97%
   423,400     @     Altera Corp.                                     9,636,584
   124,700     @     Broadcom Corp.                                   5,485,553
   452,400           Intel Corp.                                     14,775,384
   325,900     @     Micron Technology, Inc.                          8,851,444
   224,000     @     National Semiconductor Corp.                     6,749,120
   256,100           Texas Instruments, Inc.                          8,208,005
   250,400     @     Xilinx, Inc.                                     9,041,944
                                                                    -----------
                                                                     62,748,034
                                                                    -----------
                     Electronics: 3.11%
   245,200   @,@@    Flextronics Intl. Ltd.                           6,130,000
   285,300     @     Sanmina Corp.                                    6,105,420
                                                                  -------------
                                                                     12,235,420
                                                                  -------------
                     Healthcare-Products: 4.62%
   233,300     @     Guidant Corp.                                   11,387,373
    90,700     @     St. Jude Medical, Inc.                           6,757,150
                                                                  -------------
                                                                     18,144,523
                                                                  -------------
                     Internet: 2.74%
   281,100   @,@@    Check Point Software Technologies               10,780,185
                                                                  -------------
                                                                     10,780,185
                                                                  -------------
                     Leisure Time: 1.13%
   170,100           Carnival Corp.                                   4,441,311
                                                                  -------------
                                                                      4,441,311
                                                                  -------------
                     Media: 3.63%
   170,800     @     Clear Channel Communications                     7,981,484
   176,900     @     Univision Communications, Inc.                   6,299,409
                                                                  -------------
                                                                     14,280,893
                                                                  -------------
                     Oil & Gas: 1.29%
    97,800           Anadarko Petroleum Corp.                         5,075,820
                                                                  -------------
                                                                      5,075,820
                                                                  -------------
                     Oil & Gas Services: 2.68%
   319,000           Baker Hughes, Inc.                              10,517,430
                                                                  -------------
                                                                     10,517,430
                                                                  -------------
                     Pharmaceuticals: 3.55%
    87,600     @     Gilead Sciences, Inc.                            6,325,596
   191,800     @     King Pharmaceuticals, Inc.                       7,641,312
                                                                  -------------
                                                                     13,966,908
                                                                  -------------
                     Retail: 7.62%
   178,400     @     Bed Bath & Beyond, Inc.                          5,792,648
   150,100     @     Costco Wholesale Corp.                           6,136,088
   289,500           JC Penney Co., Inc.                              7,335,930
   236,000           Lowe's Cos.                                     10,693,160
                                                                  -------------
                                                                     29,957,826
                                                                  -------------
                     Semiconductor Components
                       -- Integrated Circuits: 7.46%
   114,600     @     Analog Devices, Inc.                             4,870,500
   177,300     @     Cypress Semiconductors Corp.                     4,081,446
   150,500     @     Maxim Integrated Products                        8,248,905
   304,900   @,@@    Taiwan Semiconductor
                       Manufacturing Co. Ltd. ADR                     4,857,057
   930,700   @,@@    United Microelectronics ADR                      7,250,153
                                                                  -------------
                                                                     29,308,061
                                                                  -------------
                     Semiconductor Equipment: 2.19%
   169,300     @     Applied Materials,
                     Inc.                                             6,727,982
    37,600     @     KLA -- Tencor Corp.                              1,888,648
                                                                  -------------
                                                                      8,616,630
                                                                  -------------
                     Software: 6.76%
    91,900     @     Microsoft Corp.                                  5,900,899
   193,400     @     Oracle Corp.                                     2,713,402
   327,300     @     Peoplesoft, Inc.                                11,426,043
   292,600     @     Siebel Systems, Inc.                             6,539,610
                                                                  -------------
                                                                     26,579,954
                                                                  -------------
                     Telecommunications: 11.38%
   195,600     @     CIENA Corp.                                      3,471,900
   579,300     @     Cisco Systems, Inc.                             11,840,892
   645,000     @     JDS Uniphase Corp.                               6,501,600
   278,100     @     Juniper Networks, Inc.                           6,835,698
   309,500    @@     Nokia OYJ ADR                                    7,121,595
    78,200     @     Qualcomm, Inc.                                   4,591,904
   174,800     @     Sprint Corp.                                     4,361,260
                                                                  -------------
                                                                     44,724,849
                                                                  -------------
                     Toys/Games/Hobbies: 1.14%
   242,100           Mattel, Inc.                                     4,457,061
                                                                  -------------
                                                                      4,457,061
                                                                  -------------
                     Total Common Stock
                       (Cost $356,077,037)                          390,619,985
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
LargeCap
Growth
Fund

    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Principal
 Amount                                                                Value
 ------                                                                -----
SHORT TERM INVESTMENTS: 0.59%
                     Repurchase Agreement: 0.59%
$2,315,000           State Street Bank Repurchase Agreement
                       2.040%, due 12/03/01, (Collateralized
                       by U.S. Treasury Bonds, 6.250%, Due
                       05/15/30, Market Value $2,363,344)         $   2,315,000
                                                                  -------------
                     Total Short-Term Investments
                       (Cost $2,315,000)                              2,315,000
                                                                  -------------
                     Total Investments in Securities
                       (Cost $ 358,392,037)*             99.98%   $ 392,934,985
                     Other Assets and Liabilities-Net     0.02%          86,203
                                                        ------    -------------
                     Net Assets                         100.00%   $ 393,021,188
                                                        ======    =============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

          Gross Unrealized Appreciation                           $  40,585,542
          Gross Unrealized Depreciation                              (6,042,594)
                                                                  -------------
          Net Unrealized Appreciation                             $  34,542,948
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
MidCap
Opportunities
Fund
          PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

    Shares                                                             Value
    ------                                                             -----
COMMON STOCK: 97.79%
                     Aerospace/Defense: 0.88%
    10,000     @     L-3 Communications Holdings, Inc.            $     833,800
                                                                  -------------
                                                                        833,800
                                                                  -------------
                     Apparel: 1.42%
    14,600     @     Jones Apparel Group, Inc.                          455,812
    17,800           Liz Claiborne, Inc.                                889,644
                                                                  -------------
                                                                      1,345,456
                                                                  -------------
                     Biotechnology: 3.09%
    25,700     @     Affymetrix, Inc.                                   930,854
    17,500     @     IDEC Pharmaceuticals Corp.                       1,230,250
    22,700     @     Millennium Pharmaceuticals                         773,843
                                                                  -------------
                                                                      2,934,947
                                                                  -------------
                     Commercial Services: 2.15%
    43,300     @     KPMG Consulting, Inc.                              716,182
    38,800     @     Weight Watchers Intl., Inc.                      1,325,408
                                                                  -------------
                                                                      2,041,590
                                                                  -------------
                     Computers: 6.30%
     9,700     @     Affiliated Computer Services, Inc.                 905,786
    46,700     @     Brocade Communications System                    1,531,760
    39,600     @     Computer Sciences Corp.                          1,886,940
    42,500     @     Veritas Software Corp.                           1,652,825
                                                                  -------------
                                                                      5,977,311
                                                                  -------------
                     Diversified Financial Services: 0.51%
     5,700           USA Education, Inc.                                484,899
                                                                  -------------
                                                                        484,899
                                                                  -------------
                     Electronics: 6.92%
    14,900     @     Amphenol Corp.                                     706,260
    79,200   @,@@    Flextronics Intl. Ltd.                           1,980,000
    18,000           Millipore Corp.                                  1,074,600
    88,700     @     Sanmina Corp.                                    1,898,180
    24,800     @     Waters Corp.                                       906,440
                                                                  -------------
                                                                      6,565,480
                                                                  -------------
                     Entertainment: 1.03%
    15,800     @     International Game Technology                      979,442
                                                                  -------------
                                                                        979,442
                                                                  -------------
                     Forest Products & Paper: 0.72%
    22,200           Mead Corp.                                         686,424
                                                                  -------------
                                                                        686,424
                                                                  -------------
                     Healthcare-Products: 1.47%
    52,400     @     Boston Scientific Corp.                          1,393,840
                                                                  -------------
                                                                      1,393,840
                                                                  -------------
                     Healthcare-Services: 0.67%
    12,400     @     Anthem, Inc.                                       630,540
                                                                  -------------
                                                                        630,540
                                                                  -------------
                     Home Furnishings: 0.88%
    24,200     @     Polycom, Inc.                                      835,626
                                                                  -------------
                                                                        835,626
                                                                  -------------
                     Insurance: 7.61%
    25,000    @@     ACE Ltd.                                           952,500
    20,400    @@     Everest Re Group Ltd.                            1,457,580
    49,800           Gallagher, Arthur J. & Co.                       1,817,700
    41,100     @     Principal Financial Group                          943,245
    22,200           Safeco Corp.                                       713,952
    56,200   @,@@    Willis Group Holdings Ltd.                       1,330,816
                                                                  -------------
                                                                      7,215,793
                                                                  -------------
                     Internet: 5.81%
    53,300   @,@@    Check Point Software Technologies                2,044,055
    61,500     @     Earthlink, Inc.                                    910,200
    64,800     @     Network Associates, Inc.                         1,487,160
    68,400     @     Riverstone Networks, Inc.                        1,072,512
                                                                  -------------
                                                                      5,513,927
                                                                  -------------
                     Iron/Steel: 1.01%
    19,400           Nucor Corp.                                        959,912
                                                                  -------------
                                                                        959,912
                                                                  -------------
                     Oil & Gas: 5.76%
    41,600           Ensco Intl., Inc.                                  836,992
    37,900           GlobalSantaFe Corp.                                917,180
    64,500     @     Nabors Industries, Inc.                          2,031,750
   103,000           XTO Energy, Inc.                                 1,673,750
                                                                  -------------
                                                                      5,459,672
                                                                  -------------
                     Pharmaceuticals: 11.65%
    38,400     @     Abgenix, Inc.                                    1,382,400
    19,900   @,@@    Biovail Corp.                                    1,088,729
    37,700     @     Celgene Corp.                                    1,315,353
     6,800     @     Cephalon, Inc.                                     494,632
    28,800     @     Gilead Sciences, Inc.                            2,079,648
    20,535     @     Imclone Systems                                  1,478,520
    15,249     @     King Pharmaceuticals, Inc.                         607,520
    25,400     @     Medimmune, Inc.                                  1,118,616
    29,700     @     Sepracor, Inc.                                   1,482,030
                                                                  -------------
                                                                     11,047,448
                                                                  -------------
                     Retail: 10.25%
     7,000     @     Autozone, Inc.                                     471,100
    22,000     @     Best Buy Co., Inc.                               1,570,580
    21,400           Darden Restaurants, Inc.                           657,836
    73,300     @     Office Depot, Inc.                               1,183,795
    28,600           Ross Stores, Inc.                                  806,806
    61,700     @     Staples, Inc.                                    1,085,920
    25,100           Tiffany & Co.                                      722,880
    23,700           TJX Cos., Inc.                                     893,253
     8,700     @     Tricon Global Restaurants, Inc.                    412,815
    49,300     @     Williams-Sonoma, Inc.                            1,915,798
                                                                  -------------
                                                                      9,720,783
                                                                  -------------
                     Semiconductors: 18.33%
   116,800     @     Agere Systems, Inc.                                602,688
   111,800   @,@@    ARM Holdings PLC ADR                             1,818,986
   136,300   @,@@    ATI Technologies, Inc.                           1,669,675
    81,700     @     Fairchild Semiconductor Intl., Inc.              2,001,650
    53,600     @     Intersil Corp.                                   1,790,776
     3,600     @     KLA-Tencor Corp.                                   180,828
    37,800     @     Lam Research Corp.                                 828,576
    29,700     @     LSI Logic Corp.                                    482,625
    83,000   @,@@    Marvell Technology Group Ltd.                    2,617,820
    49,700     @     Microchip Technology, Inc.                       1,794,667
     6,700     @     Novellus Systems, Inc.                             255,069
    31,400     @     Nvidia Corp.                                     1,715,696
    42,300     @     Semtech Corp.                                    1,629,396
                                                                  -------------
                                                                     17,388,452
                                                                  -------------
                     Software: 4.71%
    11,600     @     Cerner Corp.                                       613,756
     8,700     @     Electronic Arts, Inc.                              526,002
    56,000     @     Mercury Interactive Corp.                        1,724,240
    18,900     @     Peoplesoft, Inc.                                   659,799
    49,800     @     Rational Software Corp.                            946,200
                                                                  -------------
                                                                      4,469,997
                                                                  -------------
                     Telecommunications: 6.62%
    48,700     @     Avaya, Inc.                                        553,719
    49,700     @     Comverse Technology, Inc.                        1,063,083
    48,900     @     Emulex Corp.                                     1,594,629
    73,900     @     Finisar Corp.                                      799,598
    53,300     @     RF Micro Devices, Inc.                           1,292,525
    40,800     @     Utstarcom, Inc.                                    976,752
                                                                  -------------
                                                                      6,280,306
                                                                  -------------
                     Total Common Stock
                      (Cost $ 83,204,704)                            92,765,645
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
MidCap
Opportunities
Fund

    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Principal
 Amount                                                                Value
 ------                                                                -----
SHORT TERM INVESTMENTS: 0.96%
                     Repurchase Agreement: 0.96%
$  910,000           State Street Bank & Trust Repurchase
                      Agreement, 2.040%, due 12/03/01,
                      (Collateralized by $845,000 U.S.
                      Treasury Notes, 6.000%, Due 08/15/09,
                      Market Value $930,556)                      $     910,000
                                                                  -------------
                     Total Short-Term Investments
                      (Cost $910,000)                                   910,000
                                                                  -------------
                     Total Investments in Securities
                      (Cost $ 84,114,704)*                98.75%  $  93,675,645
                     Other Assets and Liabilities-Net      1.25%      1,183,302
                                                         ------   -------------
                     Net Assets                          100.00%  $  94,858,947
                                                         ======   =============

----------
@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes.

     Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation                $  10,869,002
                     Gross Unrealized Depreciation                   (1,308,061)
                                                                  -------------
                     Net Unrealized Appreciation                  $   9,560,941
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
MidCap
Growth
Fund

          PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

    Shares                                                             Value
    ------                                                             -----
COMMON STOCK: 98.63%
                     Aerospace/Defense: 0.87%
    26,200     @     L-3 Communications Holdings, Inc.            $   2,184,556
                                                                  -------------
                                                                      2,184,556
                                                                  -------------
                     Apparel: 1.42%
    38,700     @     Jones Apparel Group, Inc.                        1,208,214
    47,300           Liz Claiborne, Inc.                              2,364,054
                                                                  -------------
                                                                      3,572,268
                                                                  -------------
                     Biotechnology: 3.17%
    68,500     @     Affymetrix, Inc.                                 2,481,070
    48,600     @     IDEC Pharmaceuticals Corp.                       3,416,580
    60,400     @     Millennium Pharmaceuticals                       2,059,036
                                                                  -------------
                                                                      7,956,686
                                                                  -------------
                     Commercial Services: 2.16%
   115,500     @     KPMG Consulting, Inc.                            1,910,370
   102,800     @     Weight Watchers Intl., Inc.                      3,511,648
                                                                  -------------
                                                                      5,422,018
                                                                  -------------
                     Computers: 6.38%
    26,600     @     Affiliated Computer Services, Inc.               2,483,908
   126,300     @     Brocade Communications System                    4,142,640
   105,500     @     Computer Sciences Corp.                          5,027,075
   112,800     @     Veritas Software Corp.                           4,386,792
                                                                  -------------
                                                                     16,040,415
                                                                  -------------
                     Diversified Financial Services: 0.49%
    14,500           USA Education, Inc.                              1,233,515
                                                                  -------------
                                                                      1,233,515
                                                                  -------------
                     Electronics: 7.06%
    39,800     @     Amphenol Corp.                                   1,886,520
   215,500   @,@@    Flextronics Intl. Ltd.                           5,387,500
    49,100           Millipore Corp.                                  2,931,270
   236,500     @     Sanmina Corp.                                    5,061,100
    67,500     @     Waters Corp.                                     2,467,125
                                                                  -------------
                                                                     17,733,515
                                                                  -------------
                     Entertainment: 1.03%
    41,900     @     International Game Technology                    2,597,381
                                                                  -------------
                                                                      2,597,381
                                                                  -------------
                     Forest Products & Paper: 0.74%
    59,800           Mead Corp.                                       1,849,016
                                                                  -------------
                                                                      1,849,016
                                                                  -------------
                     Healthcare-Products: 1.48%
   139,700     @     Boston Scientific Corp.                          3,716,020
                                                                  -------------
                                                                      3,716,020
                                                                  -------------
                     Healthcare-Services: 0.68%
    33,400     @     Anthem, Inc.                                     1,698,390
                                                                  -------------
                                                                      1,698,390
                                                                  -------------
                     Home Furnishings: 0.89%
    64,500     @     Polycom, Inc.                                    2,227,185
                                                                  -------------
                                                                      2,227,185
                                                                  -------------
                     Insurance: 7.64%
    67,200    @@     ACE Ltd.                                         2,560,320
    54,400    @@     Everest Re Group Ltd.                            3,886,880
   132,400           Gallagher, Arthur J. & Co.                       4,832,600
   111,000     @     Principal Financial Group                        2,547,450
    56,800           Safeco Corp.                                     1,826,688
   149,700   @,@@    Willis Group Holdings Ltd.                       3,544,896
                                                                  -------------
                                                                     19,198,834
                                                                  -------------
                     Internet: 5.87%
   142,000   @,@@    Check Point Software Technologies                5,445,700
   163,500     @     Earthlink, Inc.                                  2,419,800
   174,700     @     Network Associates, Inc.                         4,009,365
   183,100     @     Riverstone Networks, Inc.                        2,871,008
                                                                  -------------
                                                                     14,745,873
                                                                  -------------
                     Iron/Steel: 1.01%
    51,500           Nucor Corp.                                      2,548,220
                                                                  -------------
                                                                      2,548,220
                                                                  -------------
                     Oil & Gas: 5.86%
   111,800           Ensco Intl., Inc.                                2,249,416
   103,200           GlobalSantaFe Corp.                              2,497,440
   175,300     @     Nabors Industries, Inc.                          5,521,950
   273,700           XTO Energy, Inc.                                 4,447,625
                                                                  -------------
                                                                     14,716,431
                                                                  -------------
                     Pharmaceuticals: 11.74%
   102,000     @     Abgenix, Inc.                                    3,672,000
    52,800   @,@@    Biovail Corp.                                    2,888,688
   100,600     @     Celgene Corp.                                    3,509,934
    18,100     @     Cephalon, Inc.                                   1,316,594
    77,500     @     Gilead Sciences, Inc.                            5,596,275
    54,549     @     Imclone Systems                                  3,927,528
    41,433     @     King Pharmaceuticals, Inc.                       1,650,691
    67,800     @     Medimmune, Inc.                                  2,985,912
    79,100     @     Sepracor, Inc.                                   3,947,090
                                                                  -------------
                                                                     29,494,712
                                                                  -------------
                     Retail: 10.36%
    18,600     @     Autozone, Inc.                                   1,251,780
    58,600     @     Best Buy Co., Inc.                               4,183,454
    57,000           Darden Restaurants, Inc.                         1,752,180
   198,500     @     Office Depot, Inc.                               3,205,775
    76,200           Ross Stores, Inc.                                2,149,602
   164,500     @     Staples, Inc.                                    2,895,200
    66,800           Tiffany & Co.                                    1,923,840
    65,000           TJX Cos., Inc.                                   2,449,850
    23,500     @     Tricon Global Restaurants, Inc.                  1,115,075
   131,600     @     Williams-Sonoma, Inc.                            5,113,976
                                                                  -------------
                                                                     26,040,732
                                                                  -------------
                     Semiconductors: 18.36%
   310,700     @     Agere Systems, Inc.                              1,603,212
   298,100   @,@@    ARM Holdings PLC ADR                             4,850,087
   363,400   @,@@    ATI Technologies, Inc.                           4,451,650
   217,700     @     Fairchild Semiconductor Intl., Inc.              5,333,650
   146,800     @     Intersil Corp.                                   4,904,588
     9,500     @     KLA-Tencor Corp.                                   477,185
    97,500     @     Lam Research Corp.                               2,137,200
    79,200     @     LSI Logic Corp.                                  1,287,000
   210,700   @,@@    Marvell Technology Group Ltd.                    6,645,478
   132,600     @     Microchip Technology, Inc.                       4,788,186
    18,200     @     Novellus Systems, Inc.                             692,874
    84,400     @     Nvidia Corp.                                     4,611,616
   112,700     @     Semtech Corp.                                    4,341,204
                                                                  -------------
                                                                     46,123,930
                                                                  -------------
                     Software: 4.76%
    31,100     @     Cerner Corp.                                     1,645,501
    23,100     @     Electronic Arts, Inc.                            1,396,626
   149,200     @     Mercury Interactive Corp.                        4,593,868
    51,200     @     Peoplesoft, Inc.                                 1,787,392
   132,900     @     Rational Software Corp.                          2,525,100
                                                                  -------------
                                                                     11,948,487
                                                                  -------------
                     Telecommunications: 6.66%
   130,400     @     Avaya, Inc.                                      1,482,648
   132,200     @     Comverse Technology, Inc.                        2,827,758
   130,000     @     Emulex Corp.                                     4,239,300
   197,100     @     Finisar Corp.                                    2,132,622
   141,600     @     RF Micro Devices, Inc.                           3,433,800
   108,800     @     Utstarcom, Inc.                                  2,604,672
                                                                  -------------
                                                                     16,720,800
                                                                  -------------
                     Total Common Stock
                      (Cost $218,580,583)                           247,768,984
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
MidCap
Growth
Fund

    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Principal
 Amount                                                                Value
 ------                                                                -----
SHORT TERM INVESTMENTS: 0.39%
                     Repurchase Agreement: 0.39%
$  985,000            State Street Bank & Trust
                      Repurchase Agreement, 2.040%, due
                      12/03/01, (Collateralized by
                      $895,000 U.S. Treasury Bonds, 6.250%,
                      Due 05/15/30, Market Value
                      $1,007,235)                                 $     985,000
                                                                  -------------
                     Total Short-Term Investments
                      (Cost $985,000)                                   985,000
                                                                  -------------
                     Total Investments in Securities
                      (Cost $ 219,565,583)*               99.02%  $ 248,753,984
                     Other Assets and Liabilities-Net      0.98%     2,457,312
                                                         ------   -------------
                     Net Assets                          100.00%  $ 251,211,296
                                                         ======   =============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes.

     Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation                $  31,583,064
                     Gross Unrealized Depreciation                   (2,394,663)
                                                                  -------------
                     Net Unrealized Appreciation                  $  29,188,401
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
Growth + Value
Fund

          PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

    Shares                                                             Value
    ------                                                             -----

COMMON STOCK: 93.70%
                     Aerospace/Defense: 2.35%
   144,450     @     Alliant Techsystems, Inc.                    $  11,382,660
                                                                  -------------
                                                                     11,382,660
                                                                  -------------
                     Banks: 2.26%
   446,400           SouthTrust Corp.                                10,923,408
                                                                  -------------
                                                                     10,923,408
                                                                  -------------
                     Chemicals: 1.50%
   200,000           Cabot Corp.                                      7,262,000
                                                                  -------------
                                                                      7,262,000
                                                                  -------------
                     Commercial Services: 11.90%
   988,700     @     Concord EFS, Inc.                               29,641,226
   274,600           Equifax, Inc.                                    6,834,794
   529,100           H&R Block, Inc.                                 21,079,344
                                                                  -------------
                                                                     57,555,364
                                                                  -------------
                     Computers: 8.50%
   159,500     @     Affiliated Computer Services, Inc.              14,894,110
   107,000     @     CACI Intl., Inc.                                 7,914,790
   243,800     @     Mentor Graphics Corp.                            5,526,946
   116,300     @     Pec Solutions, Inc.                              4,185,637
   401,800     @     Storage Technology Corp.                         8,578,430
                                                                  -------------
                                                                     41,099,913
                                                                  -------------
                     Diversified Financial Services: 1.58%
   235,900           Doral Financial Corp.                            7,650,237
                                                                  -------------
                                                                      7,650,237
                                                                  -------------
                     Electronics: 3.73%
   156,700     @     Flir Systems, Inc.                               6,291,505
   147,700           Johnson Controls, Inc.                          11,745,104
                                                                  -------------
                                                                     18,036,609
                                                                  -------------
                     Entertainment: 1.66%
   178,600     @     Gtech Holdings Corp.                             8,017,354
                                                                  -------------
                                                                      8,017,354
                                                                  -------------
                     Food: 4.01%
   165,700           McCormick & Co, Inc.                             7,125,100
   285,800     @     Whole Foods Market, Inc.                        12,263,678
                                                                  -------------
                                                                     19,388,778
                                                                  -------------
                     Forest Products & Paper: 1.26%
   215,775           Plum Creek Timber Co., Inc. (REIT)               6,121,537
                                                                  -------------
                                                                      6,121,537
                                                                  -------------
                     Healthcare-Products: 9.84%
   461,600     @     Boston Scientific Corp.                         12,278,560
   437,600     @     Cytyc Corp.                                     10,694,944
   281,000     @     Henry Schein, Inc.                              11,296,200
   179,000     @     St. Jude Medical, Inc.                          13,335,500
                                                                  -------------
                                                                     47,605,204
                                                                  -------------
                     Healthcare-Services: 1.81%
   272,800     @     Renal Care Group, Inc.                           8,745,968
                                                                  -------------
                                                                      8,745,968
                                                                  -------------
                     Home Builders: 2.65%
   283,300           Centex Corp.                                    12,802,327
                                                                  -------------
                                                                     12,802,327
                                                                  -------------
                     Home Furnishings: 2.24%
   164,800           Whirlpool Corp.                                 10,837,248
                                                                  -------------
                                                                     10,837,248
                                                                  -------------
                     Insurance: 2.13%
   261,000           Torchmark Corp.                                 10,296,450
                                                                  -------------
                                                                     10,296,450
                                                                  -------------
                     Miscellaneous
                     Manufacturing: 1.96%
   193,300           ITT Industries, Inc.                             9,479,432
                                                                  -------------
                                                                      9,479,432
                                                                  -------------
                     Packaging & Containers: 2.94%
   118,900           Ball Corp.                                       8,147,028
   120,900           Bemis Co.                                        6,077,643
                                                                  -------------
                                                                     14,224,671
                                                                  -------------
                     Pharmaceuticals: 1.34%
   187,700     @     Pharmaceutical Resources, Inc.                   6,475,650
                                                                  -------------
                                                                      6,475,650
                                                                  -------------
                     Retail: 13.48%
   245,500     @     Autozone, Inc.                                  16,522,150
   487,900     @     Copart, Inc.                                    16,725,212
   327,900           Ross Stores, Inc.                                9,250,059
   396,000           TJX Cos, Inc.                                   14,925,240
   273,900           Wendy's Intl., Inc.                              7,786,977
                                                                  -------------
                                                                     65,209,638
                                                                  -------------
                     Semiconductors: 7.28%
   152,200   @,@@    Genesis Microchip, Inc.                          8,664,746
   486,000     @     Nvidia Corp.                                    26,555,040
                                                                  -------------
                                                                     35,219,786
                                                                  -------------
                     Software: 5.23%
   382,650     @     Activision, Inc.                                 9,508,852
   275,500     @     THQ, Inc.                                       15,783,395
                                                                  -------------
                                                                     25,292,247
                                                                  -------------
                     Textiles: 1.82%
   192,600     @     Mohawk Industries, Inc.                          8,832,636
                                                                  -------------
                                                                      8,832,636
                                                                  -------------
                     Toys/Games/Hobbies: 2.23%
   585,200           Mattel, Inc.                                    10,773,532
                                                                  -------------
                                                                     10,773,532
                                                                  -------------
                     Total Common Stock
                      (Cost $410,866,605)                           453,232,649
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Growth + Value
Fund

    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Principal
 Amount                                                                Value
 ------                                                                -----
SHORT TERM INVESTMENTS: 5.91%
                     Repurchase Agreement: 5.91%
$28,606,000           State Street Bank & Trust
                       Repurchase Agreement, 2.040%, due
                       12/03/01 (Collateralized by $2,525,000
                       U.S. Treasury Bonds, 11.750%, Due
                       11/15/14, Market Value $3,680,188 and
                       $23,505,000 U.S. Treasury Bonds, 6.125%,
                       Due 11/15/27, Market Value $25,500,128)    $  28,606,000
                                                                  -------------
                     Total Short-Term Investments
                      (Cost $28,606,000)                             28,606,000
                                                                  -------------
                     Total Investments in Securities
                      (Cost $ 439,472,605)*               99.61%  $ 481,838,649
                     Other Assets and Liabilities-Net      0.39%      1,893,222
                                                         ------   -------------
                     Net Assets                          100.00%  $ 483,731,871
                                                         ======   =============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is the same as for financial statement purposes.

     Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation                $  47,585,291
                     Gross Unrealized Depreciation                   (5,219,247)
                                                                  -------------
                     Net Unrealized Appreciation                  $  42,366,044
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap
Opportunities
Fund

          PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

    Shares                                                             Value
    ------                                                             -----
COMMON STOCK: 98.07%
                     Airlines: 0.28%
    41,800           Skywest, Inc.                                $     974,358
                                                                  -------------
                                                                        974,358
                                                                  -------------
                     Apparel: 2.25%
   165,766     @     Coach, Inc.                                      5,470,278
   214,900     @     Gymboree Corp.                                   2,525,075
                                                                  -------------
                                                                      7,995,353
                                                                  -------------
                     Auto Parts & Equipment: 0.71%
   134,000     @     Aftermarket Technology Corp.                     2,528,580
                                                                  -------------
                                                                      2,528,580
                                                                  -------------
                     Biotechnology: 5.12%
    97,700     @     Affymetrix, Inc.                                 3,538,694
   138,600     @     Digene Corp.                                     4,414,410
   164,500     @     Immunomedics, Inc.                               3,915,100
    65,700     @     Integra LifeSciences Holdings Corp.              1,778,499
    97,000     @     InterMune, Inc.                                  4,529,900
                                                                  -------------
                                                                     18,176,603
                                                                  -------------
                     Chemicals: 0.97%
    49,800     @     Cabot Microelectronics Corp.                    3,454,128
                                                                  -------------
                                                                      3,454,128
                                                                  -------------
                     Commercial Services: 1.13%
   153,700     @     AMN Healthcare Services, Inc.                    3,996,200
                                                                  -------------
                                                                      3,996,200
                                                                  -------------
                     Computers: 4.52%
    25,800     @     CACI Intl., Inc.                                 1,908,426
   275,200     @     Concurrent Computer Corp.                        4,048,192
   125,000     @     Manhattan Associates, Inc.                       3,785,000
    35,600     @     Netscout Systems, Inc.                             315,416
   146,900     @     Numerical Technologies, Inc.                     3,910,478
    57,700     @     Pec Solutions, Inc.                              2,076,623
                                                                  -------------
                                                                     16,044,135
                                                                  -------------
                     Electrical Components & Equipment: 0.65%
    81,600     @     Wilson Greatbatch Technologies, Inc.             2,317,440
                                                                  -------------
                                                                      2,317,440
                                                                  -------------
                     Electronics: 1.32%
   119,700     @     Photon Dynamics, Inc.                            4,683,861
                                                                  -------------
                                                                      4,683,861
                                                                  -------------
                     Entertainment: 2.89%
   179,400     @     Alliance Gaming Corp.                            4,728,984
   168,800     @     Argosy Gaming Co.                                5,536,640
                                                                  -------------
                                                                     10,265,624
                                                                  -------------
                     Environmental Control: 0.85%
    54,300     @     Stericycle, Inc.                                 3,007,134
                                                                  -------------
                                                                      3,007,134
                                                                  -------------
                     Food: 0.99%
    82,000     @     Whole Foods Market, Inc.                         3,518,620
                                                                  -------------
                                                                      3,518,620
                                                                  -------------
                     Healthcare-Products: 4.10%
   194,100     @     Endocare, Inc.                                   3,196,827
   111,000     @     Kensey Nash Corp.                                2,283,270
   165,200     @     Steris Corp.                                     3,209,836
   106,800     @     Therasense, Inc.                                 2,477,760
    86,300     @     Zoll Medical Corp.                               3,372,604
                                                                  -------------
                                                                     14,540,297
                                                                  -------------
                     Healthcare-Services: 4.30%
   136,800     @     American Healthways, Inc.                        4,528,080
   167,800     @     AMERIGROUP Corp.                                 3,037,180
   150,600     @     Cross Country, Inc.                              3,877,950
   180,600     @     Odyssey HealthCare, Inc.                         3,828,720
                                                                  -------------
                                                                     15,271,930
                                                                  -------------
                     Home Furnishings: 1.06%
   108,400     @     Polycom, Inc.                                    3,743,052
                                                                  -------------
                                                                      3,743,052
                                                                  -------------
                     Internet: 8.75%
   243,000     @     Alloy, Inc.                                      4,009,500
    91,700     @     Digital Insight Corp.                            1,579,991
   313,500     @     Digital River, Inc.                              5,423,550
    84,300     @     F5 Networks, Inc.                                1,882,419
   185,200     @     Macromedia, Inc.                                 4,111,440
   210,400     @     Network Associates, Inc.                         4,828,680
   245,700     @     Riverstone Networks, Inc.                        3,852,576
   282,000     @     S1 Corp.                                         4,184,880
    37,300     @     WebEx Communications, Inc.                       1,197,703
                                                                  -------------
                                                                     31,070,739
                                                                  -------------
                     Lodging: 0.76%
   126,400   @,@@    Fairmont Hotels & Resorts, Inc.                  2,698,640
                                                                  -------------
                                                                      2,698,640
                                                                  -------------
                     Machinery-Diversified: 1.30%
   330,000           Agco Corp.                                       4,603,500
                                                                  -------------
                                                                      4,603,500
                                                                  -------------
                     Miscellaneous Manufacturing: 0.30%
    37,300     @     Applied Films Corp.                              1,079,835
                                                                  -------------
                                                                      1,079,835
                                                                  -------------
                     Oil & Gas: 1.24%
   105,800     @     Spinnaker Exploration Co.                        4,387,526
                                                                  -------------
                                                                      4,387,526
                                                                  -------------
                     Oil & Gas Services: 1.11%
   101,000     @     Hydril Co.                                       1,956,370
   126,800     @     Torch Offshore, Inc.                               570,600
    92,000     @     W-H Energy Services, Inc.                        1,418,640
                                                                  -------------
                                                                      3,945,610
                                                                  -------------
                     Pharmaceuticals: 9.53%
   172,900     @     Celgene Corp.                                    6,032,481
    38,500     @     Cell Therapeutics, Inc.                          1,053,360
    64,200     @     CV Therapeutics, Inc.                            3,540,630
    54,370     @     Imclone Systems                                  3,914,640
   160,800     @     ISIS Pharmaceuticals, Inc.                       3,658,200
   108,700     @     Ligand Pharmaceuticals, Inc.                     1,795,724
   153,300     @     Medarex, Inc.                                    3,562,692
   102,900     @     Neurocrine Biosciences, Inc.                     4,897,011
    46,300     @     NPS Pharmaceuticals, Inc.                        1,780,235
   181,500     @     Sangstat Medical Corp.                           3,595,515
                                                                  -------------
                                                                     33,830,488
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap
Opportunities
Fund

    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

    Shares                                                             Value
    ------                                                             -----
                     Retail: 12.04%
    74,000     @     Abercrombie & Fitch Co.                      $   1,776,000
    66,900     @     American Eagle Outfitters                        1,635,036
    86,800     @     Copart, Inc.                                     2,975,504
    89,300           Fred's, Inc.                                     2,963,867
   282,400     @     Hollywood Entertainment Corp.                    4,207,760
    73,200     @     Krispy Kreme Doughnuts, Inc.                     2,726,700
    76,600     @     Linens 'N Things, Inc.                           1,838,400
   185,000     @     Michaels Stores, Inc.                            5,559,250
    79,200     @     P.F. Chang's China Bistro, Inc.                  3,492,720
   218,600     @     Pacific Sunwear of California                    3,934,800
   140,500     @     The Cheesecake Factory                           4,340,045
   135,800     @     Urban Outfitters, Inc.                           2,529,954
   122,400     @     Williams-Sonoma, Inc.                            4,756,464
                                                                  -------------
                                                                     42,736,500
                                                                  -------------
                     Semiconductors: 17.01%
    73,300     @     Alpha Industries                                 1,759,200
   225,900     @     Anadigics, Inc.                                  3,797,379
   168,200     @     ATMI, Inc.                                       3,801,320
   287,700     @     ESS Technology                                   5,408,760
    76,600   @,@@    Genesis Microchip, Inc.                          4,360,838
   101,300     @     Intersil Corp.                                   3,384,433
   195,000     @     Kulicke & Soffa Industries                       3,063,450
   134,700     @     Lam Research Corp.                               2,952,624
   166,700     @     Logicvision, Inc.                                2,027,072
   155,400     @     LTX Corp.                                        3,308,466
   110,400     @     Microtune, Inc.                                  2,340,480
   101,800     @     Monolithic System Technology, Inc.               1,932,164
   264,000   @,@@    O2Micro Intl. Ltd.                               5,237,760
   395,200     @     OAK Technology, Inc.                             4,600,128
   132,900     @     Power Integrations, Inc.                         3,016,830
    97,100     @     Rudolph Technologies, Inc.                       3,618,917
   121,500     @     Silicon Laboratories, Inc.                       3,129,840
    75,500     @     Zoran Corp.                                      2,623,625
                                                                  -------------
                                                                     60,363,286
                                                                  -------------
                     Software: 8.43%
   378,200     @     Borland Software Corp.                           5,468,772
    45,600     @     Cerner Corp.                                     2,412,696
    34,000     @     Concord Communications, Inc.                       611,660
   104,500     @     Documentum, Inc.                                 1,975,050
   114,400     @     EPIQ Systems, Inc.                               3,347,344
   289,600     @     HPL Technologies, Inc.                           2,997,360
   130,900     @     J.D. Edwards & Co.                               1,726,571
    93,300     @     Magma Design Automation, Inc.                    2,126,307
   155,400     @     PDF Solutions, Inc.                              2,470,860
   157,000     @     Precise Software Solutions Ltd.                  3,037,950
   126,500     @     Seachange Intl., Inc.                            3,751,990
                                                                  -------------
                                                                     29,926,560
                                                                  -------------
                     Telecommunications: 6.21%
   291,800     @     Aeroflex, Inc.                                   4,730,078
    23,300     @     AirGate PCS, Inc.                                1,223,250
   253,100     @     Computer Network Technology Corp.                4,745,625
   198,500     @     Finisar Corp.                                    2,147,770
   156,200     @     Harmonic, Inc.                                   1,900,954
   117,700     @     Powerwave Technologies, Inc.                     1,983,245
   208,700     @     Terayon Corp.                                    2,516,922
   282,500     @     Ubiquitel, Inc.                                  2,802,400
                                                                  -------------
                                                                     22,050,244
                                                                  -------------
                     Transportation: 0.25%
    29,100     @     Forward Air Corp.                                  882,021
                                                                  -------------
                                                                        882,021
                                                                  -------------
                     Total Common Stock
                      (Cost $313,088,342)                           348,092,264
                                                                  -------------
Principal
 Amount                                                                Value
 ------                                                                -----
SHORT TERM INVESTMENTS: 3.70%
                     Repurchase Agreement: 3.70%
$13,123,000           State Street Bank Repurchase Agreement
                       2.040% , due 12/03/01, (Collateralized
                       by U.S. Treasury Notes, 5.625%, Due
                       11/30/02, Market Value $13,386,831)        $  13,123,000
                                                                  -------------
                     Total Short-Term Investments
                      (Cost $13,123,000)                             13,123,000
                                                                  -------------
                     Total Investments in Securities
                      (Cost $ 326,211,342)*              101.77%  $ 361,215,264
                     Other Assets and Liabilities-Net     -1.77%     (6,288,028)
                                                         ------   -------------
                     Net Assets                          100.00   $ 354,927,236
                                                         ======   =============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is the same as for financial statement purposes.

     Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation                $  42,160,139
                     Gross Unrealized Depreciation                   (7,156,217)
                                                                  -------------
                     Net Unrealized Appreciation                  $  35,003,922
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap
Growth
Fund

          PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

    Shares                                                             Value
    ------                                                             -----
COMMON STOCK: 99.40%
                     Airlines: 0.28%
    30,100           Skywest, Inc.                                $     701,631
                                                                  -------------
                                                                        701,631
                                                                  -------------
                     Apparel: 2.28%
   120,002     @     Coach, Inc.                                      3,960,066
   155,900     @     Gymboree Corp.                                   1,831,825
                                                                  -------------
                                                                      5,791,891
                                                                  -------------
                     Auto Parts & Equipment: 0.72%
    96,600     @     Aftermarket Technology Corp.                     1,822,842
                                                                  -------------
                                                                      1,822,842
                                                                  -------------
                     Biotechnology: 5.23%
    70,100     @     Affymetrix, Inc.                                 2,539,022
   105,800     @     Digene Corp.                                     3,369,730
   118,600     @     Immunomedics, Inc.                               2,822,680
    47,300     @     Integra LifeSciences Holdings Corp.              1,280,411
    69,900     @     InterMune, Inc.                                  3,264,330
                                                                  -------------
                                                                     13,276,173
                                                                  -------------
                     Chemicals: 0.98%
    35,900     @     Cabot Microelectronics Corp.                     2,490,024
                                                                  -------------
                                                                      2,490,024
                                                                  -------------
                     Commercial Services: 1.13%
   110,300     @     AMN Healthcare Services, Inc.                    2,867,800
                                                                  -------------
                                                                      2,867,800
                                                                  -------------
                     Computers: 4.39%
    18,600     @     CACI Intl., Inc.                                 1,375,842
   199,100     @     Concurrent Computer Corp.                        2,928,761
    89,800     @     Manhattan Associates, Inc.                       2,719,144
    25,500     @     Netscout Systems, Inc.                             225,930
   108,000     @     Numerical Technologies, Inc.                     2,874,960
    28,200     @     Pec Solutions, Inc.                              1,014,918
                                                                  -------------
                                                                     11,139,555
                                                                  -------------
                     Electrical Components & Equipment: 0.69%
    61,300     @     Wilson Greatbatch Technologies, Inc.             1,740,920
                                                                  -------------
                                                                      1,740,920
                                                                  -------------
                     Electronics: 1.43%
    92,500     @     Photon Dynamics, Inc.                            3,619,525
                                                                  -------------
                                                                      3,619,525
                                                                  -------------
                     Entertainment: 2.92%
   129,300     @     Alliance Gaming Corp.                            3,408,348
   122,200     @     Argosy Gaming Co.                                4,008,160
                                                                  -------------
                                                                      7,416,508
                                                                  -------------
                     Environmental Control: 0.87%
    39,700     @     Stericycle, Inc.                                 2,198,586
                                                                  -------------
                                                                      2,198,586
                                                                  -------------
                     Food: 1.12%
    66,200     @     Whole Foods Market, Inc.                         2,840,642
                                                                  -------------
                                                                      2,840,642
                                                                  -------------
                     Healthcare-Products: 4.21%
   140,500     @     Endocare, Inc.                                   2,314,035
    81,500     @     Kensey Nash Corp.                                1,676,455
   126,600     @     Steris Corp.                                     2,459,838
    77,800     @     Therasense, Inc.                                 1,804,960
    62,100     @     Zoll Medical Corp.                               2,426,868
                                                                  -------------
                                                                     10,682,156
                                                                  -------------
                     Healthcare-Services: 4.52%
   111,300     @     American Healthways, Inc.                        3,684,030
   121,700     @     AMERIGROUP Corp.                                 2,202,770
   109,000     @     Cross Country, Inc.                              2,806,750
   131,300     @     Odyssey HealthCare, Inc.                         2,783,560
                                                                  -------------
                                                                     11,477,110
                                                                  -------------
                     Home Furnishings: 1.08%
    79,600     @     Polycom, Inc.                                    2,748,588
                                                                  -------------
                                                                      2,748,588
                                                                  -------------
                     Internet: 8.80%
   169,700     @     Alloy, Inc.                                      2,800,050
    66,000     @     Digital Insight Corp.                            1,137,180
   224,900     @     Digital River, Inc.                              3,890,770
    60,900     @     F5 Networks, Inc.                                1,359,897
   134,000     @     Macromedia, Inc.                                 2,974,800
   152,900     @     Network Associates, Inc.                         3,509,055
   177,700     @     Riverstone Networks, Inc.                        2,786,336
   202,500     @     S1 Corp.                                         3,005,100
    27,400     @     WebEx Communications, Inc.                         879,814
                                                                  -------------
                                                                     22,343,002
                                                                  -------------
                     Lodging: 0.76%
    90,700     @,@@  Fairmont Hotels & Resorts, Inc.                  1,936,445
                                                                  -------------
                                                                      1,936,445
                                                                  -------------
                     Machinery-Diversified: 1.03%
   187,100           Agco Corp.                                       2,610,045
                                                                  -------------
                                                                      2,610,045
                                                                  -------------
                     Miscellaneous Manufacturing: 0.31%
    26,800     @     Applied Films Corp.                                775,860
                                                                  -------------
                                                                        775,860
                                                                  -------------
                     Oil & Gas: 1.38%
    84,000     @     Spinnaker Co.                                    3,516,656
                                                                  -------------
                                                                      3,516,656
                                                                  -------------
                     Oil & Gas Services: 1.16%
    73,800     @     Hydril Co.                                       1,429,506
   102,600     @     Torch Offshore, Inc.                               461,700
    68,700     @     W-H Energy Services, Inc.                        1,059,354
                                                                  -------------
                                                                      2,950,560
                                                                  -------------
                     Pharmaceuticals: 9.79%
   132,000     @     Celgene Corp.                                    4,605,480
    27,700     @     Cell Therapeutics, Inc.                            757,872
    46,100     @     CV Therapeutics, Inc.                            2,542,415
    39,128     @     Imclone Systems                                  2,817,216
   122,800     @     Isis Pharmaceuticals, Inc.                       2,793,700
        33     @     King Pharmaceuticals, Inc.                           1,315
    78,000     @     Ligand Pharmaceuticals, Inc.                     1,288,560
   110,900     @     Medarex, Inc.                                    2,577,316
    74,100     @     Neurocrine Biosciences, Inc.                     3,526,419
    33,500     @     NPS Pharmaceuticals, Inc.                        1,288,075
   134,700     @     Sangstat Medical Corp.                           2,668,407
                                                                  -------------
                                                                     24,866,775
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap
Growth
Fund

    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

    Shares                                                             Value
    ------                                                             -----
                     Retail: 12.19%
    53,300     @     Abercrombie & Fitch Co.                      $   1,279,200
    48,200     @     American Eagle Outfitters                        1,178,008
    63,800     @     Copart, Inc.                                     2,187,064
    59,500           Fred's, Inc.                                     1,974,805
   218,600     @     Hollywood Entertainment Corp.                    3,257,140
    52,900     @     Krispy Kreme Doughnuts, Inc.                     1,970,525
    55,200     @     Linens 'N Things, Inc.                           1,324,800
   134,000     @     Michaels Stores, Inc.                            4,026,700
    56,900     @     P.F. Chang's China Bistro, Inc.                  2,509,290
   158,300     @     Pacific Sunwear of California                    2,849,400
   101,700     @     The Cheesecake Factory                           3,141,513
    97,400     @     Urban Outfitters, Inc.                           1,814,562
    88,200     @     Williams-Sonoma, Inc.                            3,427,452
                                                                  -------------
                                                                     30,940,459
                                                                  -------------
                     Semiconductors: 16.99%
    31,600     @     Alpha Industries                                   758,400
   163,400     @     Anadigics, Inc.                                  2,746,754
   121,700     @     ATMI, Inc.                                       2,750,420
   193,400     @     ESS Technology                                   3,635,920
    56,100   @,@@    Genesis Microchip, Inc.                          3,193,773
    72,800     @     Intersil Corp.                                   2,432,248
   141,700     @     Kulicke & Soffa Industries                       2,226,107
   104,000     @     Lam Research Corp.                               2,279,680
   119,800     @     Logicvision, Inc.                                1,456,768
   112,100     @     LTX Corp.                                        2,386,609
    79,300     @     Microtune, Inc.                                  1,681,160
    73,100     @     Monolithic System Technology, Inc.               1,387,438
   190,100   @,@@    O2Micro Intl. Ltd.                               3,771,584
   284,100     @     OAK Technology, Inc.                             3,306,924
    96,200     @     Power Integrations, Inc.                         2,183,740
    69,800     @     Rudolph Technologies, Inc.                       2,601,446
    87,800     @     Silicon Laboratories, Inc.                       2,261,728
    60,000     @     Zoran Corp.                                      2,085,000
                                                                  -------------
                                                                     43,145,699
                                                                  -------------
                     Software: 8.50%
   288,700     @     Borland Software Corp.                           4,174,602
    33,400     @     Cerner Corp.                                     1,767,194
    24,400     @     Concord Communications, Inc.                       438,956
    75,900     @     Documentum, Inc.                                 1,434,510
    83,800     @     EPIQ Systems, Inc.                               2,451,988
   181,200     @     HPL Technologies, Inc.                           1,875,420
    94,100     @     J.D. Edwards & Co.                               1,241,179
    66,900     @     Magma Design Automation, Inc.                    1,524,651
   112,900     @     PDF Solutions, Inc.                              1,795,110
   112,900     @     Precise Software Solutions Ltd.                  2,184,615
    91,300     @     Seachange Intl., Inc.                            2,707,958
                                                                  -------------
                                                                     21,596,183
                                                                  -------------
                     Telecommunications: 6.39%
   218,600     @     Aeroflex, Inc.                                   3,543,506
    17,100     @     AirGate PCS, Inc.                                  897,750
   182,700     @     Computer Network Technology Corp.                3,425,625
   143,600     @     Finisar Corp.                                    1,553,752
   112,200     @     Harmonic, Inc.                                   1,365,474
    90,500     @     Powerwave Technologies, Inc.                     1,524,925
   150,000     @     Terayon Corp.                                    1,809,000
   212,100     @     Ubiquitel, Inc.                                  2,104,032
                                                                  -------------
                                                                     16,224,064
                                                                  -------------
                     Transportation: 0.25%
    20,900     @     Forward Air Corp.                                  633,479
                                                                  -------------
                                                                        633,479
                                                                  -------------
                     Total Common Stock
                      (Cost $220,870,203)                           252,353,178
                                                                  -------------
Principal
 Amount                                                                Value
 ------                                                                -----
SHORT TERM INVESTMENTS: 3.23%
                     Repurchase Agreement: 3.23%
$8,211,000           State Street Bank Repurchase Agreement
                      2.040%, due 12/03/01, (Collateralized by
                      U.S. Treasury Bonds, 6.250%, Due 05/15/30,
                      Market Value $8,378,618)                    $   8,211,000
                                                                  -------------
                     Total Short-Term Investments
                      (Cost $8,211,000)                               8,211,000
                                                                  -------------
                     Total Investments in Securities
                      (Cost $229,081,203)*               102.63%  $ 260,564,178
                     Other Assets and Liabilities-Net     -2.63%     (6,674,523)
                                                         ------   -------------
                     Net Assets                          100.00%  $ 253,889,655
                                                         ======   =============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is the same as for financial statement purposes.

     Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation                $  36,322,510
                     Gross Unrealized Depreciation                   (4,839,535)
                                                                  -------------
                     Net Unrealized Appreciation                  $  31,482,975
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
Financial Services
Fund

          PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

    Shares                                                             Value
    ------                                                             -----
COMMON STOCK: 92.65%
                     Banks: 36.64%
   207,600           Alabama National Bancorp                     $   6,487,500
   115,200           Bank of America Corp.                            7,070,976
   187,000           Bank of New York Co., Inc.                       7,337,880
   471,400           Banknorth Group, Inc.                           10,234,094
   195,000           BB & T Corp.                                     6,659,250
   130,100           Comerica, Inc.                                   6,681,936
   158,535           Commerce Bancshares, Inc.                        5,983,122
   175,000           Compass Bancshares, Inc.                         4,730,250
   536,094           FleetBoston Financial Corp.                     19,701,455
   246,525           Interchange Financial Services                   4,628,507
   205,200           JP Morgan Chase & Co.                            7,740,144
   201,900           Keycorp                                          4,623,510
    96,330           Marshall & Ilsley Corp.                          5,917,552
   117,700           Mellon Financial Corp.                           4,400,803
   148,600           National City Corp.                              4,160,800
   385,600           North Fork Bancorporation                       11,679,824
   240,000           Prosperity Bancshares, Inc.                      6,007,200
   177,900           UCBH Holdings, Inc.                              4,979,421
    22,700           UnionBanCal Corp.                                  833,998
   290,900           US Bancorp                                       5,521,282
   232,600           Wells Fargo & Co.                                9,955,280
                                                                  -------------
                                                                    145,334,784
                                                                  -------------
                     Diversified Financial Services: 22.64%
    97,200     @     Affiliated Managers Group                        6,595,020
   177,940           Alliance Capital Management Holding LP           9,044,690
   263,800     @     AmeriCredit Corp.                                6,093,780
   437,600           Citigroup, Inc.                                 20,961,040
   150,000           Freddie Mac                                      9,925,500
    93,400           Goldman Sachs Group, Inc.                        8,303,260
   155,000           Lehman Brothers Holdings, Inc.                  10,253,250
   160,000           Merrill Lynch & Co., Inc.                        8,014,400
   191,600           Morgan Stanley Dean Witter & Co.                10,633,800
                                                                  -------------
                                                                     89,824,740
                                                                  -------------
                     Home Builders: 2.34%
   332,200           DR Horton, Inc.                                  9,308,244
                                                                  -------------
                                                                      9,308,244
                                                                  -------------
                     Insurance: 24.45%
   257,600    @@     ACE Ltd.                                         9,814,560
   320,200           AFLAC, Inc.                                      8,773,480
   186,000           Allstate Corp.                                   6,368,640
   238,240           American Intl. Group, Inc.                      19,630,976
   177,600           Hartford Financial Services                     10,513,920
    80,000           Marsh & McLennan Cos.                            8,557,600
   249,300           Nationwide Financial Services                    9,598,050
   120,500     @     Principal Financial Group                        2,765,475
   114,800           St. Paul Cos.                                    5,404,784
   128,400           The PMI Group, Inc.                              8,108,460
    80,000    @@     XL Capital Ltd.                                  7,438,400
                                                                  -------------
                                                                     96,974,345
                                                                  -------------
                     Savings & Loans: 6.58%
   104,300           Astoria Financial Corp.                          5,180,580
   319,951           Charter One Financial, Inc.                      8,814,650
    65,300           Golden West Financial Corp.                      3,376,010
   292,200           Seacoast Financial Services Corp.                4,704,420
   128,325           Washington Mutual, Inc.                          4,014,006
                                                                  -------------
                                                                     26,089,666
                                                                  -------------
                     Total Common Stock
                      (Cost $326,376,930)                           367,531,779
                                                                  -------------
Principal
 Amount                                                                Value
 ------                                                                -----
SHORT TERM INVESTMENTS: 7.07%
                     Repurchase Agreement: 7.07%
$28,032,000          State Street Bank Repurchase Agreement
                      2.040%, due 12/03/01, (Collateralized by
                      U.S. Treasury Bonds, 6.250%, Due 05/15/30,
                      Market Value $28,596,465)                   $  28,032,000
                                                                  -------------
                     Total Short-Term Investments
                      (Cost $28,032,000)                             28,032,000
                                                                  -------------
                     Total Investments in Securities
                      (Cost $ 354,408,930)*               99.72%  $ 395,563,779
                     Other Assets and Liabilities-Net      0.28%      1,104,336
                                                         ------   -------------
                     Net Assets                          100.00%  $ 396,668,115
                                                         ======   =============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is the same as for financial statement purposes.

     Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation                $  51,434,258
                     Gross Unrealized Depreciation                  (10,279,409)
                                                                  -------------
                     Net Unrealized Appreciation                  $  41,154,849
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
Internet
Fund

          PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

    Shares                                                             Value
    ------                                                             -----
COMMON STOCK: 99.51%
                     Applications Software: 3.16%
    47,500     @     Peregrine Systems, Inc.                      $     738,625
                                                                  -------------
                                                                        738,625
                                                                  -------------
                     Business to Business/E-Commerce: 2.07%
    30,700     @     webMethods, Inc.                                   484,446
                                                                  -------------
                                                                        484,446
                                                                  -------------
                     Commercial Services-Finance: 2.46%
    19,200     @     Concord EFS, Inc.                                  575,616
                                                                  -------------
                                                                        575,616
                                                                  -------------
                     Computer Services: 4.78%
    39,800     @     Sungard Data Systems, Inc.                       1,116,788
                                                                  -------------
                                                                      1,116,788
                                                                  -------------
                     Computers: 2.90%
    47,500     @     Sun Microsystems, Inc.                             676,400
                                                                  -------------
                                                                        676,400
                                                                  -------------
                     Data Processing/Management: 2.86%
     9,130           First Data Corp.                                   668,681
                                                                  -------------
                                                                        668,681
                                                                  -------------
                     Diversified Operations/
                     Commercial Services: 3.55%
    48,700     @     Cendant Corp.                                      829,848
                                                                  -------------
                                                                        829,848
                                                                  -------------
                     E-Commerce/Products: 6.03%
   124,450     @     Amazon.Com, Inc.                                 1,408,774
                                                                  -------------
                                                                      1,408,774
                                                                  -------------
                     E-Commerce/Services: 10.04%
    21,950     @     eBay, Inc.                                       1,494,137
    20,600     @     TMP Worldwide, Inc.                                850,574
                                                                  -------------
                                                                      2,344,711
                                                                  -------------
                     Electronic Components-Semiconductors: 14.67%
    74,200     @     Advanced Micro Devices                           1,006,152
    14,494     @     Broadcom Corp.                                     637,591
    27,500           Intel Corp.                                        898,150
    16,200     @     NVIDIA Corp.                                       885,168
                                                                  -------------
                                                                      3,427,061
                                                                  -------------
                     Enterprise Software/Services: 2.50%
    34,700     @     BEA Systems, Inc.                                  582,613
                                                                  -------------
                                                                        582,613
                                                                  -------------
                     Internet Infrastructure Software: 8.93%
    79,278     @     Openwave Systems, Inc.                             868,094
    21,200     @     Retek, Inc.                                        605,260
    48,655     @     Tibco Software, Inc.                               612,567
                                                                  -------------
                                                                      2,085,921
                                                                  -------------
                     Internet Security: 16.08%
    21,280   @,@@    Check Point Software Technologies                  816,088
    19,120     @     Internet Security Systems                          619,679
    29,600     @     Network Associates, Inc.                           679,320
    50,100     @     SonicWALL, Inc.                                    852,702
    21,140     @     VeriSign, Inc.                                     789,790
                                                                  -------------
                                                                      3,757,579
                                                                  -------------
                     Multimedia: 5.92%
    39,630     @     AOL Time Warner, Inc.                            1,383,087
                                                                  -------------
                                                                      1,383,087
                                                                  -------------
                     Networking Products: 5.63%
    64,370     @     Cisco Systems, Inc.                              1,315,723
                                                                  -------------
                                                                      1,315,723
                                                                  -------------
                     Telephone-Integrated: 2.06%
    40,500           Qwest Communications Intl.                         481,950
                                                                  -------------
                                                                        481,950
                                                                  -------------
                     Web Portals/Internet Service
                     Providers: 5.87%
    47,400     @     Earthlink, Inc.                                    701,520
    42,920     @     Yahoo!, Inc.                                       668,264
                                                                  -------------
                                                                      1,369,784
                                                                  -------------
                     Total Common Stock
                      (Cost $29,018,696)                             23,247,607
                                                                  -------------
Principal
 Amount                                                                Value
 ------                                                                -----
SHORT TERM INVESTMENTS: 1.13%
                     Repurchase Agreement: 1.13%
$  264,000           State Street Bank Repurchase Agreement
                      2.080%, due 12/03/01, (Collateralized by
                      FHLMC Bonds, 4.000%, Due 02/20/03,
                      Market Value $274,258)                      $     264,000
                                                                  -------------
                     Total Short-Term Investments
                      (Cost $264,000)                                   264,000
                                                                  -------------
                     Total Investments in Securities
                      (Cost $ 29,282,696)*               100.64%  $  23,511,607
                     Other Assets and Liabilities-Net     -0.64%       (149,879)
                                                         ------   -------------
                     Net Assets                          100.00%  $  23,361,728
                                                         ======   =============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is the same as for financial statement purposes.

     Net unrealized depreciation consists of:

                     Gross Unrealized Appreciation                $   2,187,469
                     Gross Unrealized Depreciation                   (7,958,558)
                                                                  -------------
                     Net Unrealized Depreciation                  $  (5,771,089)
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
Balanced
Fund

          PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

    Shares                                                             Value
    ------                                                             -----
COMMON STOCK: 44.14%
                     Banks: 1.55%
    10,400           Bank of America Corp.                        $     638,352
    16,800           FleetBoston Financial Corp.                        617,400
    31,200           US Bancorp                                         592,176
                                                                  -------------
                                                                      1,847,928
                                                                  -------------
                     Beverages: 0.63%
    16,000           Coca-Cola Co.                                      751,360
                                                                  -------------
                                                                        751,360
                                                                  -------------
                     Computers: 1.32%
    51,200           Compaq Computer Corp.                              519,680
    32,900     @     EMC Corp.-Mass.                                    552,391
    23,000           Hewlett-Packard Co.                                505,770
                                                                  -------------
                                                                      1,577,841
                                                                  -------------
                     Cosmetics/Personal Care: 0.55%
    11,200           Kimberly-Clark Corp.                               651,504
                                                                  -------------
                                                                        651,504
                                                                  -------------
                     Diversified Financial Services: 0.41%
    15,000           American Express Co.                               493,650
                                                                  -------------
                                                                        493,650
                                                                  -------------
                     Electric: 2.63%
    19,400     @     Calpine Corp.                                      418,264
    28,600           Duke Energy Corp.                                1,033,890
    58,300     @     Reliant Resources, Inc.                            948,541
    32,700           The Southern Co.                                   743,925
                                                                  -------------
                                                                      3,144,620
                                                                  -------------
                     Electrical Components & Equipment: 0.51%
    11,200           Emerson Electric Co.                               605,472
                                                                  -------------
                                                                        605,472
                                                                  -------------
                     Electronics: 0.84%
    29,700           Avnet, Inc.                                        705,375
    19,900     @     Solectron Corp.                                    292,530
                                                                  -------------
                                                                        997,905
                                                                  -------------
                     Energy: 0.00%
    29,192   @,XX    Orion Refining Corp.                                 2,919
                                                                  -------------
                                                                          2,919
                                                                  -------------
                     Food: 1.30%
    18,200     @     Safeway, Inc.                                      810,992
    34,100           Sara Lee Corp.                                     746,108
                                                                  -------------
                                                                      1,557,100
                                                                  -------------
                     Forest Products & Paper: 0.50%
    15,000           International Paper Co.                            599,250
                                                                  -------------
                                                                        599,250
                                                                  -------------
                     Healthcare-Services: 0.60%
     6,100     @     Wellpoint Health Networks                          719,190
                                                                  -------------
                                                                        719,190
                                                                  -------------
                     Home Furnishings: 0.42%
    10,600    @@     Sony Corp. ADR                                     506,150
                                                                  -------------
                                                                        506,150
                                                                  -------------
                     Insurance: 5.82%
    17,900           Allstate Corp.                                     612,896
     8,900           Chubb Corp.                                        623,534
    15,900           Cigna Corp.                                      1,450,557
    46,000           John Hancock Financial Services                  1,809,640
    17,200           Loews Corp.                                        977,476
    21,900           Old Republic Intl. Corp.                           588,015
     9,500     @     Principal Financial Group.                         218,025
    14,100           St. Paul Cos.                                      663,828
                                                                  -------------
                                                                      6,943,971
                                                                  -------------
                     Leisure Time: 1.20%
    55,000           Carnival Corp.                                   1,436,050
                                                                  -------------
                                                                      1,436,050
                                                                  -------------
                     Mining: 2.24%
    42,300           Alcoa, Inc.                                      1,632,780
    25,700     @     Freeport-McMoran Copper & Gold, Inc.               343,095
    43,700   @,@@    Inco, Ltd.                                         703,570
                                                                  -------------
                                                                      2,679,445
                                                                  -------------
                     Miscellaneous Manufacturing: 2.55%
    52,800           Honeywell Intl., Inc.                            1,749,792
    22,100    @@     Tyco Intl. Ltd.                                  1,299,480
                                                                  -------------
                                                                      3,049,272
                                                                  -------------
                     Oil & Gas: 3.82%
     7,500           Amerada Hess Corp.                                 435,750
    10,500           Anadarko Petroleum Corp.                           544,950
     7,000           ChevronTexaco Corp.                                595,070
    18,324           Exxon Mobil Corp.                                  685,318
    10,000           Kerr-McGee Corp.                                   525,400
    11,400           Phillips Petroleum Co.                             634,182
    18,000           Transocean Sedco Forex, Inc.                       509,400
    13,000    @@     Royal Dutch Petroleum Co. ADR                      628,420
                                                                  -------------
                                                                      4,558,490
                                                                  -------------
                     Oil & Gas Services: 0.36%
    20,000           Halliburton Co.                                    428,600
                                                                  -------------
                                                                        428,600
                                                                  -------------
                     Pharmaceuticals: 4.03%
    27,200           Abbott Laboratories                          $   1,496,000
    15,900           Bristol-Myers Squibb Co.                           854,784
     9,000           Merck & Co, Inc.                                   609,750
    27,675           Pfizer, Inc.                                     1,198,604
    14,600           Pharmacia Corp.                                    648,240
                                                                  -------------
                                                                      4,807,378
                                                                  -------------
                     Pipelines: 0.63%
    17,000           El Paso Corp.                                      756,500
                                                                  -------------
                                                                        756,500
                                                                  -------------
                     Retail: 3.46%
     9,500           CVS Corp.                                          256,025
    21,500           Darden Restaurants, Inc.                           660,910
       112    @,X    International Fast Food Corp.                           --
    18,900           May Department Stores Co.                          677,376
    30,900           McDonald's Corp.                                   829,356
    22,300           RadioShack Corp.                                   645,808
    23,300           Sears, Roebuck And Co.                           1,060,383
                                                                  -------------
                                                                      4,129,858
                                                                  -------------
                     Semiconductors: 0.63%
    55,000     @     Advanced Micro Devices                             745,800
                                                                  -------------
                                                                        745,800
                                                                  -------------
                     Software: 0.90%
    14,600           First Data Corp.                                 1,069,304
                                                                  -------------
                                                                      1,069,304
                                                                  -------------
                     Telecommunications: 5.24%
    65,700     @     ADC Telecommunications, Inc.                       291,708
    10,800           Alltel Corp.                                       702,864
    35,800     @     AT&T Wireless Services, Inc.                       500,126
    20,100           BellSouth Corp.                                    773,850
    30,400           Sprint Corp.                                       662,416
    54,000     @     Tellabs, Inc.                                      825,120
    31,448           Verizon Communications, Inc.                     1,478,056
    70,500     @     WorldCom, Inc.                                   1,025,070
                                                                  -------------
                                                                      6,259,210
                                                                  -------------
                     Tobacco: 1.20%
    30,400           Philip Morris Cos., Inc.                         1,433,968
                                                                  -------------
                                                                      1,433,968
                                                                  -------------
                     Transportation: 0.80%
    20,900     @     FedEx Corp.                                        958,474
                                                                  -------------
                                                                        958,474
                                                                  -------------
                     Total Common Stock
                      (Cost $55,079,485)                             52,711,209
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Balanced
Fund

    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Principal
 Amount                                                                Value
 ------                                                                -----
CORPORATE BONDS: 21.61%
                     Aerospace/Defense: 0.52%
$  825,000           Simula, Inc., 8.000%, due 05/01/04           $     618,750
                                                                  -------------
                                                                        618,750
                                                                  -------------
                     Airlines: 0.69%
   936,292           Continental Airlines, Inc.,
                      6.545%, due 02/02/19                              823,762
                                                                  -------------
                                                                        823,762
                                                                  -------------
                     Auto Manufacturers: 0.39%
   450,000           DaimlerChrysler NA Holding Corp.,
                      7.750%, due 01/18/11                              469,981
                                                                  -------------
                                                                        469,981
                                                                  -------------
                     Auto Parts & Equipment: 0.26%
   300,000           Lear Corp.,
                      8.110%, due 05/15/09                              311,714
                                                                  -------------
                                                                        311,714
                                                                  -------------
                     Banks: 1.34%
 1,095,000    @@     Banco Santander-Chile,
                      6.500%, due 11/01/05                            1,129,009
   450,000           Wells Fargo Bank NA,
                      6.450%, due 02/01/11                              467,077
                                                                  -------------
                                                                      1,596,086
                                                                  -------------
                     Beverages: 0.38%
   450,000           Coca-Cola Enterprises, Inc.,
                      6.125%, due 08/15/11                              460,168
                                                                  -------------
                                                                        460,168
                                                                  -------------
                     Building Materials: 0.59%
   400,000           Dayton Superior Corp.,
                      13.000%, due 06/15/09                             410,000
   300,000           Nortek, Inc.,
                      8.875%, due 08/01/08                              300,000
                                                                  -------------
                                                                        710,000
                                                                  -------------
                     Chemicals: 0.06%
   800,000    ++     Sterling Chemicals, Inc.,
                      11.750%, due 08/15/06                              68,000
                                                                  -------------
                                                                         68,000
                                                                  -------------
                     Commercial Services: 0.16%
   250,000           Mail-Well, Inc.,
                      8.750%, due 12/15/08                              196,250
                                                                  -------------
                                                                        196,250
                                                                  -------------
                     Diversified Financial Services: 4.27%
$  160,000     @@    Amvescap PLC,
                      6.375%, due 05/15/03                              165,708
 1,000,000           Citigroup, Inc.,
                      3.600%, due 05/30/03                            1,001,479
   500,000           Ford Motor Credit Co.,
                      2.498%, due 04/28/05                              504,922
   500,000           Ford Motor Credit Co.,
                      6.500%, due 01/25/07                              525,108
   700,000           Ford Motor Credit Co.,
                      7.875%, due 06/15/10                              671,114
   700,000           General Motors Acceptance Corp.,
                      2.740%, due 07/21/04                              681,799
   500,000           Household Finance Corp.,
                      8.000%, due 05/09/05                              547,333
 1,000,000           Lehman Brothers Holdings, Inc.,
                      2.900%, due 07/06/04                              996,360
                                                                  -------------
                                                                      5,093,823
                                                                  -------------
                     Electric: 1.52%
   200,000           Calpine Corp.,
                      8.625%, due 08/15/10                              200,795
   150,000           CMS Energy Corp.,
                      9.875%, due 10/15/07                              162,007
   450,000           Exelon Corp.,
                      6.750%, due 05/01/11                              460,926
   500,000           Progress Energy, Inc.,
                      7.750%, due 03/01/31                              553,779
   400,000           TNP Enterprises, Inc.,
                      10.250%, due 04/01/10                             432,000
                                                                  -------------
                                                                      1,809,507
                                                                  -------------
                     Electronics: 0.27%
   300,000    @@     Flextronics Intl. Ltd.,
                      9.875%, due 07/01/10                              325,500
                                                                  -------------
                                                                        325,500
                                                                  -------------
                     Environmental Control: 0.26%
   300,000           Allied Waste North America,
                      8.875%, due 04/01/08                              309,750
                                                                  -------------
                                                                        309,750
                                                                  -------------
                     Food: 2.92%
$  450,000           Archer-Daniels-Midland Co.,
                      7.000%, due 02/01/31                              473,252
   450,000           Campbell Soup Co.,
                      5.875%, due 10/01/08                              456,460
   450,000           Conagra Foods, Inc.,
                      9.750%, due 03/01/21                              575,346
   450,000     #     Delhaize America, Inc.,
                      8.125%, due 04/15/11                              498,128
   450,000           Kroger Co.,
                      7.500%, due 04/01/31                              482,200
 1,000,000           Sara Lee Corp.,
                      3.720%, due 09/10/03                            1,000,258
                                                                  -------------
                                                                      3,485,644
                                                                  -------------
                     Forest Products & Paper: 0.30%
   200,000           Buckeye Technologies, Inc.,
                      9.250%, due 09/15/08                              197,000
   800,000    @@     Doman Industries Ltd.,
                      8.750%, due 03/15/04                              156,000
                                                                  -------------
                                                                        353,000
                                                                  -------------
                     Holding Companies-Diversified: 0.37%
   430,000           Penhall Intl., Inc.,
                      12.000%, due 08/01/06                             445,050
                                                                  -------------
                                                                        445,050
                                                                  -------------
                     Home Builders: 0.26%
   300,000           Lennar Corp.,
                      7.625%, due 03/01/09                              309,000
                                                                  -------------
                                                                        309,000
                                                                  -------------
                     Iron/Steel: 0.13%
   100,000           AK Steel Corp.,
                      7.875%, due 02/15/09                              100,000
    50,000           Armco, Inc.,
                      9.000%, due 09/15/07                               51,000
                                                                  -------------
                                                                        151,000
                                                                  -------------
                     Leisure Time: 0.05%
   100,000           Trump Atlantic City Associates,
                      11.250%, due 05/01/06                              63,500
                                                                  -------------
                                                                         63,500
                                                                  -------------
                     Lodging: 0.06%
    75,000           Prime Hospitality Corp.,
                      9.750%, due 04/01/07                               76,125
                                                                  -------------
                                                                         76,125
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Balanced
Fund

    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Principal
 Amount                                                                Value
 ------                                                                -----

                     Media: 1.67%
$  500,000           Charter Communications Holdings Corp.,
                      8.625%, due 04/01/09                        $     490,000
   300,000           CSC Holdings, Inc.,
                      7.625%, due 04/01/11                              302,001
   175,000           Echostar DBS Corp.,
                      9.250%, due 02/01/06                              182,000
   350,000           Primedia, Inc.,
                      9.875%, due 05/15/11                              309,750
   600,000    @@,+   Telewest Communications PLC,
                      0/11.375%, due 02/01/10                           258,000
   450,000           Walt Disney Co.,
                      4.500%, due 09/15/04                              451,368
                                                                  -------------
                                                                      1,993,119
                                                                  -------------
                     Mining: 0.50%
   600,000           Alcoa, Inc.,
                      1.000%, due 12/06/04                              600,000
                                                                  -------------
                                                                        600,000
                                                                  -------------
                     Oil & Gas: 1.11%
   225,000           Energy Corp. of America,
                      9.500%, due 05/15/07                              154,125
   500,000           Kerr-McGee Corp.,
                      7.875%, due 09/15/31                              519,231
   600,000           Northern Oil ASA,
                      10.000%, due 05/15/05                             393,000
   300,000           Premcor Refining Group, Inc.,
                      8.625%, due 08/15/08                              259,500
                                                                  -------------
                                                                      1,325,856
                                                                  -------------
                     Pharmaceuticals: 0.38%
   450,000           Bristol-Myers Squibb Co.,
                      5.750%, due 10/01/11                              456,517
                                                                  -------------
                                                                        456,517
                                                                  -------------
                     Regional(state/province): 0.44%
   450,000     @@    Province of Quebec,
                      7.500%, due 09/15/29                              522,524
                                                                  -------------
                                                                        522,524
                                                                  -------------
                     Telecommunications: 2.65%
$  975,000           Adelphia Business Solutions, Inc.,
                      12.000%, due 11/01/07                              19,500
   500,000           BellSouth Corp.,
                      6.875%, due 10/15/31                              515,924
   450,000     @@    British Telecommunications PLC,
                      8.375%, due 12/15/10                              503,082
   600,000     @@    Call-Net Enterprises, Inc.,
                      8.000%, due 08/15/08                              220,500
   700,000           Concentric Network Corp.,
                      12.750%, due 12/15/07                              94,500
   500,000           ITC Deltacom, Inc.,
                      8.875%, due 03/01/08                              172,500
   450,000           Nextel Communications, Inc.,
                      9.375%, due 11/15/09                              373,500
   425,000           NMS Communciations Corp.,
                      5.000%, due 10/15/05                              259,250
   450,000           Qwest Capital Funding, Inc.,
                      7.250%, due 02/15/11                              449,735
 2,000,000    ++,#   SA Telecommunications, Inc.,
                      10.000%, due 08/15/06                                  --
   500,000     ++    WinStar Communications, Inc.,
                      12.750%, due 04/15/10                               2,500
   450,000           WorldCom, Inc.,
                      7.500%, due 05/15/11                              459,333
   800,000    +,++   XO Communications, Inc.,
                      0/9.450%, due 04/15/08                             88,000
                                                                  -------------
                                                                      3,158,324
                                                                  -------------
                     Transportation: 0.06%
    75,000           Gulfmark Offshore, Inc.,
                      8.750%, due 06/01/08                               72,000
                                                                  -------------
                                                                         72,000
                                                                  -------------
                     Total Corporate Bonds
                      (Cost $29,997,187)                             25,804,950
                                                                  -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 18.47%
                     Federal Home Loan Mortgage Corporation: 2.73%
$  866,095            5.500%, due 01/01/14                              868,797
   428,194            6.000%, due 04/01/14                              436,642
   450,000            6.750%, due 03/15/31                              491,113
 1,421,252            7.000%, due 06/01/29                            1,462,847
                                                                  -------------
                                                                      3,259,399
                                                                  -------------
                     Federal National Mortgage Association: 11.97%
   450,000            5.500%, due 05/02/06                              468,986
 3,267,140            6.420%, due 06/01/11                            3,379,448
   700,000            6.500%, due 12/01/99 TBA                          708,093
 1,395,652            6.500%, due 06/01/14                            1,436,365
   333,112            6.500%, due 08/01/15                              341,454
   450,000            6.625%, due 11/15/30                              482,634
 2,103,073            7.000%, due 03/01/15                            2,193,694
 2,381,293            7.500%, due 07/01/21                            2,482,596
 1,602,177            7.500%, due 11/01/29                            1,674,807
   709,008            7.500%, due 09/01/30                              737,824
   365,417            8.000%, due 08/01/30                              385,253
                                                                  -------------
                                                                     14,291,154
                                                                  -------------
                     Government National Mortgage
                      Association: 3.77%
 2,973,895            6.500%, due 06/15/29                            3,022,910
   818,101            7.500%, due 11/15/29                              856,041
   589,684            8.000%, due 07/15/30                              621,163
                                                                  -------------
                                                                      4,500,114
                                                                  -------------
                     Total U.S. Government Agency Obligations
                      (Cost $21,310,785)                             22,050,667
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Balanced
Fund

    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Principal
 Amount                                                                Value
 ------                                                                -----
U.S. TREASURY OBLIGATIONS: 3.65%
                     U.S. Treasury Bonds: 2.02%
$2,500,000            5.250%, due 02/15/29                        $   2,414,455
                                                                  -------------
                                                                      2,414,455
                                                                  -------------
                     U.S. Treasury Notes: 1.63%
   900,000            4.625%, due 05/15/06                              923,590
 1,000,000            5.000%, due 02/15/11                            1,018,555
                                                                  -------------
                                                                      1,942,145
                                                                  -------------
                     Total U.S. Treasury Obligations
                      (Cost $4,426,357)                               4,356,600
                                                                  -------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 2.17%
                     Commercial MBS: 1.56%
   490,000    #      Allied Capital Commercial Mortgage Trust,
                      6.710%, due 12/25/04                              504,060
   235,764    #      Criimi Mae CMBS Corp.,
                      5.700%, due 06/20/30                              242,227
 1,047,986           GMAC Commercial Mortgage Securities, Inc.,
                      6.974%, due 05/15/08                            1,115,409
                                                                  -------------
                                                                      1,861,696
                                                                  -------------
                     Home Equity ABS: 0.61%
   700,000           Emergent Home Equity Loan Trust,
                      7.080%, due 12/15/28                              736,773
                                                                  -------------
                                                                        736,773
                                                                  -------------
                     Total Collateralized Mortgage Obligations
                      (Cost $2,444,814)                               2,598,469
                                                                  -------------

    Shares                                                             Value
    ------                                                             -----
PREFERRED STOCK: 0.72%
                     Diversified Financial Services: 0.71%
    63,736     &     North Atlantic Trading Co.                   $     844,502
                                                                  -------------
                     Restaraunts: 0.00%
    13,251    @,X    International Fast Food Corp.                           --
                                                                  -------------
                     Telecommunications: 0.01%
    10,152   @,XX    Adelphia Business Solutions, Inc.                    8,934
     3,452     @     XO Communications, Inc.                              1,294
                                                                  -------------
                                                                         10,228
                                                                  -------------
                     Total Preferred Stock
                      (Cost $2,232,374)                                 854,730
                                                                  -------------
WARRANTS: 0.01%
                     Building Materials: 0.01%
       400     @     Dayton Superior Corp.                                6,000
                                                                  -------------
                     Food/Beverage: 0.00%
       370   @,XX    North Atlantic Trading Co.                               4
                                                                  -------------
                     Miscellaneous Manufacturing: 0.00%
       500   @,XX    Packaged Ice, Inc.                                   5,500
                                                                  -------------
                     Telecommunications: 0.00%
       500     @     Iridium World Communications, Inc.                       5
                                                                  -------------
                     Total Warrants
                      (Cost $57,953)                                     11,509
                                                                  -------------
                     Total Long-Term Investments
                      (Cost $115,548,955)                           108,388,134
                                                                  -------------
Principal
 Amount                                                                Value
 ------                                                                -----
SHORT TERM INVESTMENTS: 9.52%
                     Repurchase Agreement: 9.52%
$11,362,078          State Street Bank & Trust Repurchase Agreement,
                      2.040%, due 12/03/01 (Collateralized by
                      $5,425,000 U.S. Treasury Note, 5.125%, Due
                      12/31/02, Market Value $5,709,813, $5,050,000
                      U.S. Treasury Note, 6.500%, Due 03/31/02,
                      Market Value $5,155,107 and $3,170,000
                      U.S. Treasury Bill, 0.000%, Due 04/18/02,
                      Market Value $3,146,225)                    $  11,362,078
                                                                  -------------
                     Total Short-Term Investments
                      (Cost $11,362,078)                             11,362,078
                                                                  -------------
                     Total Investments in Securities
                      (Cost $126,911,033)                100.29%  $ 119,750,212
                     Other Assets and Liabilities-Net     -0.29%       (347,315)
                                                         ------   -------------
                     Net Assets                          100.00%  $ 119,402,897
                                                         ======   =============

@    Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
++   Defaulted Security
&    Payment in-kind security
@@   Foreign Issuer
X Market value determined by Pilgrim Valuation Committee appointed by the Funds Board of Directors.
XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures.
ADR  American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes.

     Net unrealized depreciation consists of:
                     Gross Unrealized Appreciation                $   6,937,766
                     Gross Unrealized Depreciation                  (14,098,587)
                                                                  -------------
                     Net Unrealized Depreciation                  $  (7,160,821)
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
Convertible
Fund

          PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

    Shares                                                             Value
    ------                                                             -----
COMMON STOCK: 4.33%
                     Biotechnology: 1.48%
     60,000     @    IDEC Pharmaceuticals Corp.                   $   4,218,300
                                                                  -------------
                                                                      4,218,300
                                                                  -------------
                     Oil & Gas: 0.50%
     50,000          Transocean Sedco Forex, Inc.                     1,415,000
                                                                  -------------
                                                                      1,415,000
                                                                  -------------
                     Semiconductors: 0.83%
     86,500     @    Micron Technology, Inc.                          2,349,340
                                                                  -------------
                                                                      2,349,340
                                                                  -------------
                     Transportation: 1.52%
     77,200          United Parcel Service, Inc.                      4,340,184
                                                                  -------------
                                                                      4,340,184
                                                                  -------------
                     Total Common Stock
                      (Cost $ 11,625,462)                            12,322,824
                                                                  -------------
CONVERTIBLE PREFERRED STOCK: 14.21%

                     Airlines: 0.23%
     25,000          Continental Airlines Finance Trust II              646,875
                                                                  -------------
                                                                        646,875
                                                                  -------------
                     Electric: 2.39%
    124,781          Calpine Capital Trust II                         6,800,565
                                                                  -------------
                                                                      6,800,565
                                                                  -------------
                     Food: 3.02%
    188,147          Suiza Capital Trust II                           8,607,725
                                                                  -------------
                                                                      8,607,725
                                                                  -------------
                     Oil & Gas Services: 1.67%
    107,005          Weatherford Intl., Inc.                          4,748,347
                                                                  -------------
                                                                      4,748,347
                                                                  -------------
                     Retail: 1.07%
     53,150          Wendy's Financing I                              3,049,481
                                                                  -------------
                                                                      3,049,481
                                                                  -------------
                     Savings & Loans: 5.83%
    253,700          Sovereign Bancorp, Inc.                         16,585,637
                                                                  -------------
                                                                     16,585,637
                                                                  -------------
                     Telecommunications: 0.00%
     51,932   ++,X   WinStar Communications, Inc.                            --
                                                                  -------------
                     Total Convertible Preferred Stock
                      (Cost $ 37,348,440)                            40,438,630
                                                                  -------------
Principal
 Amount                                                                Value
 ------                                                                -----
CONVERTIBLE CORPORATE BONDS: 71.81%
                     Biotechnology: 11.36%
$ 8,000,000          Aviron,
                      5.250%, due 02/01/08                            6,880,000
  8,000,000          Genzyme Corp.,
                      3.000%, due 05/15/21                            8,370,000
  2,360,000     @    IDEC Pharmaceuticals Corp.,
                      0.000%, due 02/16/19                            6,743,700
  9,511,000          Millennium Pharmaceuticals,
                      5.500%, due 01/15/07                           10,343,212
                                                                  -------------
                                                                     32,336,912
                                                                  -------------
                     Building Materials: 0.85%
  5,950,000          Masco Corp.,
                      0.000%, due 07/20/31                            2,409,750
                                                                  -------------
                                                                      2,409,750
                                                                  -------------
                     Computers: 3.79%
 12,574,000    #     ASML Lithography Holding NV,
                      4.250%, due 11/30/04                           10,797,923
                                                                  -------------
                                                                     10,797,923
                                                                  -------------
                     Distribution/Wholesale: 0.99%
  3,000,000          Costco Wholesale Corp.,
                      0.010%, due 08/19/17                            2,831,250
                                                                  -------------
                                                                      2,831,250
                                                                  -------------
                     Diversified Financial Services: 5.42%
  1,500,000          Community Health Systems, Inc.,
                      4.250%, due 10/15/08                            1,494,375
  3,975,000          Household Intl., Inc.,
                      0.000%, due 08/02/21                            3,264,469
  4,460,000          Merrill Lynch & Co., Inc.,
                      0.000%, due 05/23/31                            2,347,075
  6,500,000          Orion Power Holdings, Inc.,
                      4.500%, due 06/01/08                            6,410,625
  3,500,000    #     Verizon Global Funding Corp.,
                      0.000%, due 05/15/21                            1,907,500
                                                                  -------------
                                                                     15,424,044
                                                                  -------------
                     Healthcare-Services: 7.18%
 11,911,000    #     Universal Health Services,
                      0.426%, due 06/23/20                            6,804,159
 16,000,000          Wellpoint Health Networks,
                      0.000%, due 07/02/19                           13,620,000
                                                                  -------------
                                                                     20,424,159
                                                                  -------------
                     Internet: 0.95%
  4,965,000          America Online, Inc.,
                      0.010%, due 12/06/19                            2,699,719
                                                                  -------------
                                                                      2,699,719
                                                                  -------------
                     Media: 5.36%
$15,614,000          Clear Channel Communications,
                      1.500%, due 12/01/02                           15,262,685
                                                                  -------------
                                                                     15,262,685
                                                                  -------------
                     Oil & Gas: 11.66%
  7,556,000          Anadarko Petroleum Corp.,
                      0.000%, due 03/07/20                            5,223,085
  2,480,000          Anadarko Petroleum Corp.,
                      0.000%, due 03/13/21                            2,449,000
  3,498,000          Devon Energy Corp.,
                      4.9000%, due 08/15/08                           3,467,393
  7,685,000          Kerr-McGee Corp.,
                      5.250%, due 02/15/10                            8,472,712
  2,465,000          Nabors Industries, Inc.,
                      0.000%, due 02/05/21                            1,355,750
 14,000,000          Transocean Sedco Forex, Inc.,
                      1.500%, due 05/15/21                           12,215,000
                                                                  -------------
                                                                     33,182,940
                                                                  -------------
                     Oil & Gas Services: 0.61%
  1,975,000          Cooper Cameron Corp.,
                      1.750%, due 05/17/21                            1,728,125
                                                                  -------------
                                                                      1,728,125
                                                                  -------------
                     Pharmaceuticals: 9.63%
  5,426,000   @@     Elan Finance Corp. Ltd.,
                      0.000%, due 12/14/18                            3,899,937
  8,230,000          Imclone Systems,
                      5.500%, due 03/01/05                           11,851,200
  2,500,000    #     King Pharmaceuticals, Inc.,
                      1.000%, due 11/15/21                            2,696,875
  4,000,000          Medarex, Inc.,
                      4.500%, due 07/01/06                            4,175,000
  6,148,000    #     Roche Holdings, Inc.,
                      0.000%, due 01/19/15                            4,780,070
                                                                  -------------
                                                                     27,403,082
                                                                  -------------
                     Pipelines: 0.73%
  4,947,000          El Paso Corp.,
                      0.000%, due 02/28/21                            2,071,556
                                                                  -------------
                                                                      2,071,556
                                                                  -------------
                     Semiconductors: 3.29%
 10,456,000          Cypress Semiconductor Corp.,
                      4.000%, due 02/01/05                            9,371,190
                                                                  -------------
                                                                      9,371,190
                                                                  -------------
                     Software: 3.71%
  7,500,000          Nvidia Corp.,
                      4.750%, due 10/15/07                           10,565,625
                                                                  -------------
                                                                     10,565,625
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Convertible
Fund

    PORTFOLIO OF INVESTMENTS as of November 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Principal
 Amount                                                                Value
 ------                                                                -----
                     Telecommunications: 4.39%
$ 2,471,000          Juniper Networks, Inc.,
                      4.750%, due 03/15/07                        $   1,837,806
 16,741,000          Nextel Communications, Inc.,
                      5.250%, due 01/15/10                           10,672,388
                                                                  -------------
                                                                     12,510,194
                                                                  -------------
                     Transportation: 1.89%
  5,460,000          United Parcel Service, Inc.,
                      1.750%, due 09/27/07                            5,384,925
                                                                  -------------
                                                                      5,384,925
                                                                  -------------
                     Convertible Corporate Bonds
                      (Cost $206,011,255)                           204,404,079
                                                                  -------------
Number of
Warrants                                                               Value
--------                                                               -----
WARRANTS: 4.05%
                     Savings & Loans: 4.05%
    240,000   @,#    Washington Mutual, Inc.                      $  11,520,000
                                                                  -------------
                     Total Warrants
                      (Cost $ 12,418,100)                            11,520,000
                                                                  -------------
                     Total Long-Term Investments
                      (Cost $267,403,257)                           268,685,533
                                                                  -------------
Principal
 Amount                                                                Value
 ------                                                                -----
SHORT TERM INVESTMENTS: 5.29%
                     Repurchase Agreement: 5.29%
$15,059,000          State Street Bank Repurchase Agreement
                      2.040%, due 12/03/01, (Collateralized
                      by U.S. Treasury Notes, 5.125%, Due
                      12/31/02, Market Value $15,361,238)         $  15,059,000
                                                                  -------------
                     Total Short-Term Investments
                      (Cost $15,059,000)                             15,059,000
                                                                  -------------
                     Total Investments in Securities
                      (Cost $ 282,462,257)*               99.69%  $ 283,744,533
                                                         ------   -------------
                     Other Assets and Liabilities-Net      0.31%        874,077
                                                         ------   -------------
                     Net Assets                          100.00%  $ 284,618,610
                                                         ======   =============

@    Non-income producing security
@@   Foreign Issuer
++   Defaulted Security
X Market value determined by Pilgrim Valuation Committee appointed by the Fund's Board of Directors.
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
* Cost for federal income tax purposes is the same as for financial statement purposes.

     Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation                $  18,486,378
                     Gross Unrealized Depreciation                  (17,204,102)
                                                                  -------------
                     Net Unrealized Appreciation                  $   1,282,276
                                                                  =============

                 See Accompanying Notes to Financial Statements

                        SHAREHOLDER MEETINGS (Unaudited)
--------------------------------------------------------------------------------

A Special Meeting of Shareholders of the Pilgrim Research Enhanced Index Fund, held July 24, 2001, at the offices of ING Pilgrim, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

                                                        Shares voted
                                             Shares      against or      Shares     Broker       Total
                                            voted for     withheld     abstained   non-vote      Voted
                                            ---------   ------------   ---------   --------      -----
Pilgrim Research Enhanced Index Fund

1.   To approve a Sub-Advisory  Agreement between ING Pilgrim  Investments,  LLC and Aeltus Investment Management,  Inc., with no change in the sub-advisory fee payable to the Sub-Adviser.
                                            14,010,473    189,121       420,473        --      14,620,067

2.   To transact  such other  business as may  properly  come before the Special
     Meeting or any adjournments thereof.

                                            14,013,594    280,267       326,206        --      14,620,067

INVESTMENT MANAGER

ING Pilgrim Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR

ING Pilgrim Group, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR

ING Pilgrim Securities, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

TRANSFER AGENT

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN

State Street Bank & Trust
801 Pennsylvania Avenue
Kansas City, Missouri 64105

LEGAL COUNSEL

Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS

KPMG LLP
355 South Grand Avenue
Los Angeles, California 90071

Contact your investment professional, call (800) 992-0180 for a current Pilgrim Funds prospectus, or call (800) 367-7732 for a current Aetna Funds prospectus. The prospectuses contain more complete information on all charges, fees, risks and expenses. Please read the prospectus carefully before investing or sending money.

[LOGO] ING PILGRIM                                       USEQSEMIAN113001-012202